SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 32	☒
(File No. 333-42257)

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 81	☒
(File No. 811-05213)

(Check appropriate box or boxes.)

Exact Name of Registrant:

RiverSource of New York Account 8

Name of Depositor:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Address of Depositor’s Principal Executive Offices, Zip Code

Depositor’s Telephone Number, including Area Code:

20 Madison Avenue Extension

Albany, NY 12203

(800) 541-2251

Name and Address of Agent for Service:

Dixie Carroll, Esq.

5229 Ameriprise Financial Center

Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A: PROSPECTUS

Prospectus
May 1, 2017
RiverSource®
Succession Select® Variable Life Insurance
AN INDIVIDUAL FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance RiverSource of New York Account 8
Service Center:	RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance
This prospectus contains information about the life insurance policy that you should know before investing in RiverSource Succession Select Variable Life Insurance (Succession Select - NY).
The purpose of the policy is to provide life insurance protection on the life of two insureds and to potentially build policy value. The policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the last surviving insured’s death. You may direct your net premiums or transfers to:
•	A fixed account to which we credit interest.
•	Subaccounts that invest in underlying funds.
Prospectuses are available for the funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.
This prospectus provides a general description of the policy. Your actual policy and any riders or endorsements are the controlling documents.
RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.
Please note that your investments in a policy and its underlying funds:
•	Are NOT deposits or obligations of a bank or financial institution;
•	Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•	Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    1

2    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Expense Charge	When you pay premium.	3.5% of each premium payment.

Surrender Charge(a)	When you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 policy years.	Rate per $1,000 of the initial specified amount:
Minimum: $1.81 — Female, Standard, Age 15; Male, Standard Nonsmoker, Age 90.
Maximum: $34.51 — Female, Nonsmoker, Age 70; Male, Nonsmoker, Age 70.
Representative Insured: $18.69 — Male, Standard Nonsmoker, Age 55; Female, Standard Nonsmoker, Age 55.
For 2001 CSO policies:
Rate per $1,000 of the initial specified amount:
Minimum: $2.03 — Female, Standard, Age 15; Male, Standard Nontobacco, Age 90.
Maximum: $34.38 — Female, Standard Nontobacco, Age 70; Male, Standard Nontobacco, Age 70.
Representative Insureds: $17.17 — Female, Standard Nontobacco, Age 55; Male, Standard Nontobacco, Age 55.

Partial Surrender Charge	When you surrender part of the value of your policy.	The lesser of:
$25; or
2% of the amount surrendered.

Transfer Charge	We reserve the right to charge a fee for more than 5 transfers by mail or telephone per policy year.	Maximum: Up to $25 per transfer in excess of 5. Current: No charge.

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and proceeds are sent by express mail or electronic fund transfer.	$30 — United States.
$35 — International.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown in the section entitled “Two Ways to Request a Transfer, Loan or Surrender”.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    3

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.
Charges Other than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of net amount at risk:
Minimum: $.00006 — Female, Standard, Age 15; Female, Standard, Age 15: Duration 1.
Maximum: $83.33 — Male, Smoker, Age 85; Male, Smoker, Age 90: Duration 15.
Representative Insureds: $.0044 — Male, Standard Nonsmoker, Age 55; Female, Standard Nonsmoker, Age 55: Duration 1.
For 2001 CSO policies:
Monthly rate per $1,000 of net amount at risk:
Minimum: $0.00001 — Female, Standard, Age 15; Female, Standard, Age 15: Duration 1.
Maximum: $31.51 — Male, Tobacco, Age 85; Male, Standard Tobacco, Age 90: Duration 15.
Representative Insureds: $.00239 — Male, Standard Nontobacco, Age 55, Female, Standard Nontobacco, Age 55: Duration 1.

Policy Fee	Monthly.	Maximum:
• $20 per month for first 10 policy years; and $7.50 per month for policy years 11+.
Current .
• $20 per month for the first 10 policy years

Administrative Charge(a)	Monthly.	Monthly rate per $1,000 of initial specified amount:
Maximum:
Years 1-10 $.07.
Years 11+ $.02.
		Current:	Youngest Insured’s Age Per $1,000 of initial specified amount per month
			15-39	40-59	60+
		Years 1-10	$.04	$.05	$.06
		Years 11+	$.00	$.00	$.00
Representative Insureds: Male, Standard Nonsmoker, Age 55; Female, Standard Nonsmoker, Age 55.
Years 1-10 $.07.
Years 11+ $.02.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown in the section entitled “Two Ways to Request a Transfer, Loan or Surrender”.

4    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Mortality and Expense Risk Charge	Daily.	Maximum:
• .90% of the average daily net asset value of the subaccounts for all policy years.
Current:
• .90% of the average daily net asset value of the subaccounts for policy years 1-10; and
• .45% of the average daily net asset value of the subaccounts for policy years 11+.

Interest Rate on Loans	Charged daily and due at the end of the policy year.	Maximum: 6% per year.
Current:
• 6% for policy years 1-10;
• 4% for policy years 11+.

Four-Year Term Insurance Rider (FYT)(a),(b)	Monthly.	Monthly rate per $1,000 of the cost of insurance amount:
Minimum: $.00006 — Female, Standard, Age 15; Female, Standard, Age 15: Duration 1.
Maximum: $18.51 — Male, Smoker, Age 85; Male, Smoker, Age 90: Duration 4.
Representative Insureds: $.0044 — Male, Standard Nonsmoker, Age 55; Female, StandardNonsmoker, Age 55: Duration 1.
For 2001 CSO policies:
Monthly rate per $1,000 of the cost of insurance amount:
Minimum: $0.00001 — Female, Standard, Age 15; Female, Standard, Age 15: Duration 1.
Maximum: $13.31 — Male, Tobacco, Age 90; Male, Tobacco, Age 85: Duration 4.
Representative Insureds: $.00239 — Male, Standard Nontobacco, Age 55; Female, Standard Nontobacco, Age 55: Duration 1.

Policy Split Option Rider (PSO)	Monthly.	Monthly rate is $.06 per $1,000 of the current base policy specified amount plus the STR specified amount.

Survivor Term Rider (STR)(a),(c)	Monthly.	Monthly rate per $1,000 of the cost of insurance amount:
Minimum: $.00006 — Female, Standard Nonsmoker, Age 15; Female, Standard Nonsmoker, Age 15: Duration 1.
Maximum: $83.33 — Male, Smoker, Age 75; Male, Smoker, Age 75: Duration 25.
Representative Insureds: $.0044 — Male, Standard Nonsmoker, Age 55; Female, Standard Nonsmoker, Age 55: Duration 1.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown in the section entitled "Two Ways to Request a Transfer, Loan or Surrender".
(b)	This rider will terminate if one of the following circumstances occurs: (1) four year-policy anniversary date shown in the policy; or (2) if the PSO rider is exercised.
(c)	The specified amount of this rider can be decreased once per year after the first year, but not below $1,000. If the policy includes a PSO rider, the STR rider will also be split and carried over to new policies. The STR is no longer available for purchase.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    5

Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the policy. The minimum and maximum expenses listed below are based on expenses for the funds’ fiscal year ended Dec. 31, 2016, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.
Minimum and maximum annual operating expenses for the funds
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.44	3.63
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and policy owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

6    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Policy Benefits and Risks
This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.
Policy Benefits
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit	We will pay a benefit to the beneficiary of the policy when both insureds have died. Before the youngest insured’s attained insurance age 100, your policy’s death benefit on the last surviving insured’s death can never be less than the specified amount unless you change that amount or your policy has outstanding indebtedness.	The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date. You may choose either of the following death benefit options:
Option 1 (level amount): If death is prior to the youngest insured’s attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
• the specified amount; or
• a percentage of the policy value.
Option 2 (variable amount): If death is prior to the youngest insured’s attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
• the policy value plus the specified amount; or
• a percentage of the policy value.
You may change the death benefit option or specified amount within certain limits, but doing so generally will affect policy charges. We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Internal Revenue Code of 1986, as amended (Code).
Under both Option 1 and Option 2, if death is on or after the youngest insured’s attained insurance age 100, the death benefit amount will be the greater of:
• the policy value on the death benefit valuation date minus any indebtedness; or
• the policy value at the youngest insured’s attained insurance age 100 minus any indebtedness.

Minimum Initial Guarantee Period and Death Benefit Guarantee (DBG)	Your policy will not lapse (end without value) if the minimum initial premium period or the DBG option is in effect, even if the cash surrender value is less than the amount needed to pay the monthly deduction.	Minimum Initial Premium Period: A period of time during the early years of the policy when you may choose to pay the minimum initial premium as long as the policy value minus indebtedness equals or exceeds the monthly deduction.
Death Benefit Guarantee: The policy has the following DBG option which remains in effect if you meet certain premium requirements and indebtedness does not exceed the policy value minus surrender charges:
• Death Benefit Guarantee To Age 100 (DBG-100) guarantees the policy will not lapse before the youngest insured’s attained insurance age 100.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    7

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Flexible Premiums	You choose when to pay premiums and how much premium to pay.	When you apply for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the youngest insured’s attained insurance age 100. We may refuse premiums in order to comply with the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether the DBG remains in effect.

Policy Value Credits	You may receive a credit to your policy value beginning in the second policy year.	If you have met certain premium requirements, we currently credit the policy value on a pro rata basis with an amount equal on an annual basis to .15% of the policy value. We reserve the right to change the credit percentage. No minimum credit is guaranteed. We reserve the right to calculate and apply the policy value credit on a monthly, quarterly, semi-annual or annual basis as we determine.

Right to Examine Your Policy (“Free Look”)	You may return your policy for any reason and receive a full refund of all premiums paid.	You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 20th day after you receive it (60 days if this policy is replacing any existing insurance). On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
• The date we mail the policy from our Service Center.
• The policy date (only if the policy is issued in force).
• The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.

Exchange Right	For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts.	Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. This exchange does not require our underwriting approval. We do not issue a new policy. State restrictions may apply.

8    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Investment Choices	You may direct your net premiums or transfer your policy’s value to:
	• The Variable Account which consists of subaccounts, each of which invests in a fund with a particular investment objective; or	• Under the Variable Account your policy’s value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed.
	• The Fixed Account, which is part of our general investment account.	• The Fixed Account earns interest rates that we adjust periodically. This rate will never be lower than 4%.

Surrenders	You may cancel the policy while it is in force and receive its cash surrender value or take a partial surrender out of your policy.	The cash surrender value is the policy value minus indebtedness minus any applicable surrender charges. Partial surrenders are available within certain limits for a fee.

Loans	You may borrow against your policy’s cash surrender value.	Your policy secures the loan.

Transfers	You may transfer your policy’s value.	You may transfer policy value from one subaccount to another or between subaccounts and the fixed account. You can also arrange for automated transfers among the fixed account and subaccounts. Certain restrictions may apply.

Optional Insurance Benefits	You may add optional benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). The amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions and conditions apply and are clearly described in the applicable rider.	Available riders you may add:
• Four-Year Term Insurance Rider (FYT): FYT provides a specified amount of term insurance. The FYT death benefit is paid if both insureds die during the first four policy years.
• Policy Split Option Rider (PSO): PSO permits a policy to be split into two individual permanent plans of life insurance then offered by us for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds, dissolution of a business owned or conducted by the insureds, dissolution of a business partnership between the insureds or certain changes in federal estate tax law. (See “Federal Taxes.”)

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    9

Policy Risks
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Investment Risk	You direct your net premiums or transfer your policy’s value to a subaccount that drops in value.	• You can lose cash values due to adverse investment experience. There is no minimum guaranteed cash value under the subaccounts of the variable account.
• Your death benefit under Option 2 may be lower due to adverse investment experience.
• Your policy could lapse due to adverse investment experience if neither the minimum initial premium period nor any of the DBG options are in effect and you do not pay the premiums needed to maintain coverage.

	You transfer your policy’s value between subaccounts.	• The value of the subaccount from which you transferred could increase.
• The value of the subaccount to which you transferred could decrease.

Risk of Limited Policy Values in Early Years	The policy is not suitable as a short-term investment.	• If you are unable to afford the premiums needed to keep the policy in force, your policy could lapse with no value.

	Your policy has little or no cash surrender value in the early policy years.	• Surrender charges apply to this policy for the first 15 policy years. Surrender charges can significantly reduce policy value. Poor investment performance can also significantly reduce policy values. During early policy years the cash surrender value may be less than the premiums you pay for the policy.

	Your ability to take partial surrenders is limited.	• You cannot take partial surrenders during the first policy year.

Lapse Risk	You do not pay the premiums needed to maintain coverage.	• We will not pay a death benefit if your policy lapses.
• Also, the lapse may have adverse tax consequences. (See “Tax Risk.”)

	Your policy may lapse due to surrender charges.	• Surrender charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly lapse, which may have adverse tax consequences, see “Tax Risk”). A partial surrender will reduce the policy value and the death benefit, and may terminate any of the DBG options. Additionally, for Option 1 policies, a partial surrender will reduce the specified amount.

	You take a loan against your policy.	• Taking a loan increases the risk of:
— policy lapse (which may have adverse tax consequences, see “Tax Risk”);
— a permanent reduction of policy value;
— reducing the death benefit.
• Taking a loan may also terminate the DBG.

	Your policy can lapse due to poor investment performance.	• Your policy could lapse due to adverse investment experience if neither the minimum initial premium period nor any of the DBG options are in effect and you do not pay the premiums needed to maintain coverage.
• The lapse may have adverse tax consequences (See “Tax Risk”).

10    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Exchange/Replacement Risk	You exchange or replace another policy to buy this one.	• You may pay surrender charges on the old policy
• The new policy has surrender charges, which may extend beyond those in the old policy.
• You may be subject to new incontestability and suicide periods on the new policy.
• You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
• If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
• Also, the exchange may have adverse tax consequences. (See “Tax Risk.”)

	You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.	• If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Tax Risk.”)
• If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Tax Risk.”)

Tax Risk	A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, certain changes you make to the policy may cause it to become a MEC.	• Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.

	If you exchange or replace another policy to buy this one.	• If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total policy value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
• If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total policy value (before reductions for the outstanding loan) exceeds your investment in the old policy.
• The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.
• The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    11

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Tax Risk (continued)	If your policy lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.	You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
• For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon lapse or surrender of the policy.
• For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.

	You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.	• Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.

	You may buy this policy to fund a qualified tax-deferred retirement plan.	• The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.

	The investments in the subaccount are not adequately diversified.	• If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).

Congress may change how a life insurance policy is taxed at any time. The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.	• You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
• For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
• Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

	The IRS may determine that you are the owner of the fund shares held by our Variable Account.	• You may be taxed on the income of each subaccount to the extent of your interest in the subaccount.

12    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Fund Risks
A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund’s prospectus. Please refer to the prospectuses for the funds for more information. The investment advisers cannot guarantee that the funds will meet their investment objectives.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    13

Loads, Fees and Charges
Policy charges primarily compensate us for:
•	providing the insurance benefits of the policy;
•	issuing the policy;
•	administering the policy;
•	assuming certain risks in connection with the policy; and
•	distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 3.5% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under “Surrender Charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by the State of New York on premiums received by insurance companies.
Monthly Deduction
On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the administrative charge shown in your policy; and
4. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the four components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:
•	you do not specify the accounts from which the monthly deduction is to be taken; or
•	the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.
If the cash surrender value of your policy is not enough to pay the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG-100 or the minimum initial premium period is in effect. (See “Death Benefit Guarantee to Age 100,” “Minimum Initial Premium Period;” also “Grace Period,” “Reinstatement.”)
Components of the monthly deduction:
1.	Cost of insurance: the cost providing the death benefit under your policy.
The cost of insurance for a policy month is calculated as: [a x (b – c)]
where:
“a” is the monthly cost of insurance rate based on each insured’s insurance age, duration of coverage, sex, (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the attained insurance age of each insured increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. We may change the rates from time to time; any change will apply to all individuals of the same risk classification. However, rates will not exceed the guaranteed annual maximum cost of insurance rates shown in your policy. For

14    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

2001 CSO Policies, the rates are based on the 2001 Commissioners Standard Ordinary (CSO) Smoker or Nonsmoker, Male or Female, Mortality Tables, Age Last Birthday. For all other policies, the rates are based on the 1980 CSO Smoker and Nonsmoker Mortality Tables, Age Last Birthday.
“b” is the death benefit on the monthly date divided by 1.0032737 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).
“c” is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, the administrative charge and any charges for optional riders.
2.	Policy fee: $20 per month for the first ten policy years. This charge reimburses us for expenses associated with issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and associated with administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $20 per month in the first ten policy years and $7.50 per month thereafter.
3.	Administrative charge: The monthly charge varies depending on the youngest insured’s insurance age. For insurance ages 15-39, the rate is $0.04 per $1,000 of the policy’s initial specified amount, for insurance ages 40-59, the rate is $0.05 and for insurance ages 60 and over, the rate is $0.06. This charge reimburses us for expenses associated with issuing the policy and partially compensates us for expenses associated with distribution and administration of the policy. We reserve the right to change the charge in the future, but guarantee that it will never exceed $0.07 per $1,000 of the policy’s initial specified amount for the first ten years and $.02 per $1,000 of the policy’s initial specified amount thereafter.
4.	Optional insurance benefit charges: charges for any optional benefits added to the policy by rider. (See “Fee Tables — Charges Other than Fund Operating Expenses.”)
Surrender Charge
If you surrender your policy or the policy lapses during the first 15 policy years, we will assess a surrender charge.
The surrender charge reimburses us for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insureds’ insurance ages, risk classifications and initial specified amount. The maximum surrender charge will remain level during the first five policy years and then decreases monthly until it is zero at the end of 15 policy years.
The following table illustrates the maximum surrender charge for two insureds: male, insurance age 55 qualifying for standard nonsmoker rates and female, insurance age 55 qualifying for standard nonsmoker rates. We assume the specified amount to be $1,500,000.
Lapse or surrender at beginning of year	Maximum surrender charge
1	$28,042.27
2	28,042.27
3	28,042.27
4	28,042.27
5	28,042.27
6	27,808.48
7	25,004.24
8	22,200.13
9	19,395.89
10	16,591.65
11	13,787.44
12	10,983.17
13	8,178.92
14	5,374.68
15	2,570.44
16	0.00
The maximum surrender charge is the number of thousands of dollars of initial specified amount multiplied by a rate based on the youngest insured’s issue age multiplied by a rate based on the oldest insured’s issue age. Both rates are based on risk classifications of the insureds (i.e., standard or nonsmoker). In the example above, the initial specified

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    15

amount is $1,500,000 and the insureds are male, insurance age 55 qualifying for standard nonsmoker rates and female, insurance age 55 qualifying for standard nonsmoker rates; the youngest insured’s rate is $21.0979 and the oldest insured’s rate is $0.8861. The maximum surrender charge is $1,500 multiplied by $21.0979 multiplied by $0.8861, which equals $28,042.27.
For 2001 CSO policies, the following table illustrates the maximum surrender charge for two insureds: male, insurance age 55 qualifying for standard nontobacco rates and female, insurance age 55, qualifying for standard nontobacco rates. We assume the specified amount to be $1,200,000.
Lapse or surrender at beginning of year	Maximum surrender charge
1	$20,602.49
2	20,602.49
3	20,602.49
4	20,602.49
5	20,602.49
6	20,430.61
7	18,370.07
8	16,309.53
9	14,249.96
10	12,189.42
11	10,128.88
12	8,068.34
13	6,008.77
14	3,948.23
15	1,887.69
16	0.00
From the beginning of year six to the end of year 15, the amounts shown decrease on a monthly basis.
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.
Mortality and Expense Risk Charge
This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to .90% of the average daily net asset value of the subaccounts for the first ten policy years and .45% thereafter. We reserve the right to charge up to .90% for all policy years. Computed daily, the charge compensates us for:
•	Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•	Expense risk — the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. We will make up any further deficit from our general assets.
Transfer Charge
We reserve the right to assess a fee for each transfer in excess of five transfers per policy year made by mail or phone. We guarantee that this fee will not exceed $25 per transfer for the duration of your policy.
Annual Operating Expenses of the Funds
Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund’s prospectus.

16    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Effect of Loads, Fees and Charges
Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:
•	cost of insurance charges;
•	administrative charges;
•	surrender charges;
•	cost of optional insurance benefits;
•	policy fees;
•	mortality and expense risk charges; and
•	annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.
In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
RiverSource Life of NY
We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our service address is: RiverSource Life Insurance Co. of New York, 70500 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The variable account: The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The funds: The policy currently offers subaccounts investing in shares of the funds listed in the table below.
•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    17

•	Funds available under the policy: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the policy charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a policy, which funds to add to a policy and which funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•	Money market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
•	Risks and conflicts of interest with certain funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several fund of funds, including managed volatility funds. As such, it retains full discretion over the investment activities and investment decisions of the funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Volatility and volatility management risk with the managed volatility funds: These funds invest in other registered mutual funds. In addition, managed volatility funds employ a strategy designed to reduce overall volatility and downside risk. These types of funds are available under the policies and one or more of these funds may be offered in other variable annuity and variable life insurance products offered by us. These funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your policy value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Although an investment in the managed volatility funds may mitigate declines in your policy value due to declining equity markets, the funds’ investment strategies may also curb or decrease your policy value during periods of positive performance by the equity markets. There is no guarantee that any of the funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
While Columbia Management is the investment adviser to the managed volatility funds, it provides no investment advice to you as whether an allocation to the funds is appropriate for you. You must decide whether an investment in these funds is right for you. Additional information on the funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised fund of funds and managed volatility funds and their investment objectives are listed in the table below.
•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous policy owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual policy owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our policies. By extension, the distribution expenses we incur benefit the funds we make available due to policy owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

18    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest.
The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for policy owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating sales representatives who sell the policies.
•	Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the funds available under the policies to policy owners, authorized selling firms and sales representatives.
•	Providing sub-transfer agency and shareholder servicing to policy owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the policies.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to policy owners, including education of policy owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    19

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
You can direct your net premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AllianceBernstein L.P.
AB VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS International Value Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class III	Seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index.	ALPS Advisors, Inc.
American Century VP International, Class II	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	BlackRock Advisors, LLC
Calvert VP SRI Balanced Portfolio - Class I	Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert Investment Management, Inc.
Columbia Variable Portfolio - Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3)	Seeks a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

20    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Global Bond Fund (Class 3)	Non-diversified fund that seeks high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 3)	Seeks high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 3)	Seeks high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 3)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)	Seeks level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Managed Volatility Conservative Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Managed Volatility Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)	Seeks growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Value Fund (Class 3)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select International Equity Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    21

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 3)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3)	Seeks current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
Credit Suisse Trust - Commodity Return Strategy Portfolio	The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Asset Management, LLC
Deutsche Alternative Asset Allocation VIP, Class B	Seeks capital appreciation.	Deutsche Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Eaton Vance VT Floating-Rate Income Fund - Initial Class	Seeks high level of current income.	Eaton Vance Management
Fidelity ® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Growth & Income Portfolio Service Class 2	Seeks high total return through a combination of current income and capital appreciation. Normally invests a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Invests in domestic and foreign issuers. The Fund invests in either "growth" stocks or "value" stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Overseas Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Franklin Global Real Estate VIP Fund - Class 2 (previously FTVIPT Franklin - Global Real Estate VIP Fund - Class 2)	Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Templeton Institutional, LLC

22    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Franklin Income VIP Fund - Class 2 (previously FTVIPT Franklin - Income VIP Fund - Class 2)	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.
Franklin Mutual Shares VIP Fund - Class 2 (previously FTVIPT - Franklin Mutual Shares VIP Fund - Class 2)	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2 (previously FTVIPT Franklin - Small Cap Value VIP Fund - Class 2)	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Invesco V.I. American Franchise Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund, Series II Shares	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Diversified Dividend Fund, Series I Shares	Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund, Series I Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Technology Fund, Series I Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Ivy VIP Asset Strategy	Seeks to provide total return.	Ivy Investment Management Company
Janus Aspen Series Global Technology Portfolio: Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    23

Investing In	Investment Objective and Policies	Investment Adviser
Janus Aspen Series Research Portfolio: Service Shares (previously Janus Aspen Series - Janus Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Series Overseas Portfolio: Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Massachusetts Investors Growth Stock Portfolio - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® New Discovery Series - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® Utilities Series - Service Class	Seeks total return.	MFS ® Investment Management
Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (previously Morgan Stanley UIF - Global Real Estate Portfolio, Class II Shares)	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.
Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (previously Morgan Stanley UIF - Mid Cap Growth Portfolio, Class II Shares)	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (previously Neuberger Berman Advisers Management Trust - Absolute Return Multi-Manager Portfolio (Class S))	Seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.	Neuberger Berman Investment Advisers LLC
Oppenheimer Global Fund/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

24    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Putnam VT Global Health Care Fund - Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, advisor; The Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager.
Putnam VT International Equity Fund - Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, advisor; The Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager.
Putnam VT Multi-Cap Growth Fund - Class IB Shares	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, advisor; Putnam Investments Limited, sub-manager.
Templeton Global Bond VIP Fund - Class 2 (previously FTVIPT Templeton - Global Bond VIP Fund - Class 2)	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
VanEck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation
Variable Portfolio - Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund (Class 3)	Seeks total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.
Variable Portfolio - Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - MFS® Blended Research® Core Equity Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
Variable Portfolio - Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    25

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Moderately Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Small Cap Value Fund (Class 3)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Denver Investment Advisors LLC, Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers.
Variable Portfolio - Victory Sycamore Established Value Fund (Class 3)	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
Wanger International	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wanger USA	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wells Fargo VT Index Asset Allocation Fund - Class 2	Seeks long-term total return, consisting of capital appreciation and current income.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Please refer to the prospectuses for the funds for more information. These prospectuses are available by contacting us at the address or telephone number in the section entitled “Two Ways to Request a Transfer, Loan or Surrender”.
Relationship Between Funds and Subaccounts
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge (unless the fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or are no longer the most suitable) for the subaccounts.
If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the policy, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

26    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate premiums or policy value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we will reallocate amounts remaining in the fund being eliminated or closed to a different subaccount. We will notify you in advance of any such reallocation. You may then transfer this reallocated amount in accordance with the transfer provisions of your policy. A reallocation and subsequent transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. (See “Transfers Between the Fixed Account and Subaccounts.”)
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will not make any substitution or change without receiving the required prior approval of the SEC or state insurance departments.
Voting Rights
As a policy owner with investments in the subaccounts, you may vote on important fund matters.  We calculate votes separately for each subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners.  We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy owners vote, their votes will have a greater impact and may even control the outcome.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Co. of New York (“we”, “us”, “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York), other than those in the variable account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the Statement of Additional Information (“SAI”) include a further discussion of the risks inherent within the investments of the general account. The fixed account is an option supported by our general account that we make available under the policy.
We have not registered interests in the fixed account as securities under the Securities Act of 1933 nor has the fixed account been registered as an investment company under the Investment Company Act of 1940. We believe this option is exempt from registration under the federal securities laws because the underlying value does not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly, RiverSource Life of NY has a reasonable basis for concluding that this option provides sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.
This general account option has not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding this option, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate net premiums to the fixed account and transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in “Transfers Between the Fixed Account and Subaccounts”). Amounts allocated to the fixed account become part of our general account.
Placing policy value in the fixed account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the general account. Keep in mind that this guarantee is based on our continued claims-paying ability. We

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    27

are not obligated to credit any interest in excess of the guaranteed rate of 4%, although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate will be based on various factors including, but not limited to, future investment earnings. We will not credit interest in excess of 4% on any portion of policy value in the fixed account against which you have a policy loan outstanding.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it along with your initial premium payment to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•	select a specified amount of insurance;
•	select a death benefit option;
•	designate a beneficiary; and
•	state how premiums are to be allocated among the fixed account and/or the subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.
Risk classification: The risk classification is based on the insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.
Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the insured’s lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Premiums
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the early policy years until the policy value is sufficient to cover the surrender charge, we require that you pay the minimum initial premiums.
You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction, or if you have paid sufficient premium to keep the DBG-100 or the minimum initial premium period in effect.

28    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG-100 or the minimum initial premium period remain in effect.
Premium limitations: You may make unscheduled premium payments at any time and in an amount of at least $50. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the youngest insured’s attained insurance age 100.
Allocation of premiums: Until the policy date, we hold premiums, if any, in the fixed account, and we credit interest on any net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the various loads, fees and charges.
We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under “Policy Value.” Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into cash value, which we then convert into accumulation units of the second subaccount.
Additional premiums: We credit additional premiums you make to your accounts on the valuation date we receive them. If we receive an additional premium at our Service Center before the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the premium. If we receive an additional premium at our Service Center at or after the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the premium.
Limitations on Use of the Policy
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an owner’s access to policy values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.
Policy Value
The value of your policy is the sum of values in the fixed account and each subaccount of the variable account. We value your accounts as follows:
Fixed Account
We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:
•	the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus
•	interest credited; minus
•	the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus
•	any portion of the monthly deduction for the coming month that is allocated to the fixed account.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.
Accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    29

We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of accumulation units you own may fluctuate due to:
•	additional net premiums allocated to the subaccounts;
•	transfers into or out of the subaccounts;
•	partial surrenders and partial surrender fees;
•	surrender charges; and/or
•	monthly deductions.
Accumulation unit values will fluctuate due to:
•	changes in underlying fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and
•	mortality and expense risk charges.
Policy Value Credits
If you have met certain premium requirements, we may periodically apply a credit to your policy value as early as policy year two while the policy is in force.
The policy value credit will be applied, as long as:
•	the sum of premiums paid; minus
•	partial surrenders; minus
•	outstanding indebtedness; equals or exceeds
•	$500,000
Currently, the policy value credit percent is 0.15%. We reserve the right to calculate and apply the policy value credit on a monthly, quarterly, semiannual or annual basis as well as lower the policy value credit percentage down to 0% at any time.
The policy value credit amount shall be applied to the policy value on a pro rata basis. We pay these credit amounts out of revenues from charges for policies that have premiums paid in of $500,000 or more.
Keeping the Policy in Force
Minimum Initial Premium Period
To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness, equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium period as shown in your policy under “Policy Data,” if:
1.	on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and
2.	the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under “Policy Data,” times the number of months since the policy date, including the current month.
The minimum initial period is five years.
Death Benefit Guarantees
A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. The policy has the following DBG option:

30    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Death Benefit Guarantee to Age 100
If you wish to have a guarantee that the policy will remain in force until the youngest insured’s attained insurance age 100 regardless of investment performance, you should pay at least the DBG-100 premiums. The DBG-100 provides that your policy will remain in force until the youngest insured’s attained insurance age 100 even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-100 will remain in effect, as long as:
•	the sum of premiums paid; minus
•	partial surrenders; minus
•	outstanding indebtedness; equals or exceeds
•	the DBG-100 premiums due since the policy date.
The DBG-100 premium is shown in the policy.
If, on a monthly date, you have not paid enough premiums to keep the DBG-100 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-100 will terminate. If the DBG-100 is not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-100 cannot be reinstated.
Grace Period
If the cash surrender value of the policy becomes less than that needed to pay the monthly deduction and neither the DBG-100 nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If the required premium is not paid, the policy will lapse.
We will then mail a notice to your last known address, requesting payment of the premium needed so that the next three monthly deductions can be made. If we receive this premium before the end of the 61-day grace period, we will use the payment to pay all monthly deductions and any other charges then due. We will add any remaining balance to the policy value and allocate it in the same manner as other premium payments.
If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See “Federal Taxes.”) If the last surviving insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.
Reinstatement
Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, we will require:
•	a written request;
•	evidence satisfactory to us that both insureds remain insurable or evidence for the last surviving insured and due proof that the first death occurred before the date of lapse;
•	payment of a premium that will keep the policy in force for at least three months;
•	payment of the monthly deductions that were not collected during the grace period; and
•	payment or reinstatement of any indebtedness.
The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. Surrender charges will also be reinstated.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Exchange Right
During the first two years after we issue the policy, if it has not lapsed or been surrendered in full, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.
A transfer for this purpose will not be charged a fee if we elect to charge a fee for more than twelve transfers by mail or telephone per year. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.
A transfer for this purpose has no effect on the policy’s death benefit, specified amount, net amount at risk, risk classifications or issue age. Only the method of funding the policy value will be affected.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    31

Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other fixed account policies we offer require evidence that the insured is insurable according to our underwriting rules.
Proceeds Payable upon Death
We will pay a benefit to the beneficiary of the policy when the last surviving insured dies. The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the youngest insured’s attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
•	the specified amount; or
•	the applicable percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the youngest insured’s attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
•	the policy value plus the specified amount; or
•	the applicable percentage of policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Example	Option 1	Option 2
Specified amount	$1,000,000	$1,000,000
Policy value	$ 50,000	$ 50,000
Death benefit	$1,000,000	$1,050,000
Policy value increases to	$ 80,000	$ 80,000
Death benefit	$1,000,000	$1,080,000
Policy value decreases to	$ 30,000	$ 30,000
Death benefit	$1,000,000	$1,030,000
If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the policy value.
Under both Option 1 and Option 2, if death is on or after the youngest insured’s attained insurance age 100, the death benefit amount will be the greater of :
•	the policy value on the death benefit valuation date minus any indebtedness; or
•	the policy value at the youngest insured’s attained insurance age 100 minus any indebtedness.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the youngest insured’s attained insurance age equals 100. If the policy has matured or we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated beneficiaries. If we are unable to locate a beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your beneficiary designations should be sent to our Service Center.

32    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated death benefit proceeds, the state is obligated to pay any such proceeds it is holding.
Change in Death Benefit Option
You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.
An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following:
•	Monthly deduction (because the cost of insurance charges depends upon the specified amount).
•	Minimum monthly premium.
•	Charges for certain optional insurance benefits.
The surrender charge will not be affected.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to decrease the specified amount at any time.
Increases: Increases in specified amount are not permitted. If you wish to purchase additional insurance, you should purchase an additional policy. Currently, we do not charge the policy fee for the additional policy.
Decreases: After the first policy year, you may decrease your specified amount. Any decrease in specified amount will take effect on the monthly date on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy.
•	In policy years 2-5, the specified amount remaining after the decrease may not be less than 80% for 2001 CSO Policies (50% for all other policies) of the initial specified amount.
•	In policy years 6 -10, the specified amount remaining after the decrease may not be less than 60% for 2001 CSO Policies (50% for all other policies) of the initial specified amount.
•	In policy years 11-15, the specified amount remaining after the decrease may not be less than 40% of the initial specified amount.
•	In policy years 16+, the specified amount remaining after the decrease must be at least $1,000.
•	The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.
If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.
A decrease in specified amount will affect your costs as follows:
•	Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.
•	Charges for certain optional insurance benefits may decrease.
•	The surrender charge will not change.
No surrender charge is imposed when you request a decrease in the specified amount.
Misstatement of Age or Sex
If an insured’s age or sex has been misstated, the proceeds payable upon the last surviving insured’s death will be:
•	the policy value on the date of death; plus
•	the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•	the amount of any outstanding indebtedness on the date of death.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    33

Suicide
If either of the insureds dies by suicide within two years from the policy date, the only amount payable by us will be the premium paid, minus any indebtedness and partial surrenders. The policy will terminate as of the date of the first death by suicide. We will pay any amount payable to you, if living, otherwise to your estate.
You may purchase a new life insurance policy from us on the life of the last surviving insured. You must request, in writing, the new policy no later than 60 days after the date of the first death by suicide. If you are not living, the request and purchase may be made by the surviving insured. The new policy must be an individual permanent plan of insurance we are then issuing. The initial death benefit of the new policy cannot exceed one half of the death benefit of this policy.
Beneficiary
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the last surviving insured, the beneficiary will be you, if living. If you are not living, the beneficiary will be your estate.
Transfers Between the Fixed Account and Subaccounts
You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our Service Center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our Service Center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
Restrictions on Transfers
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying fund to suffer, policy value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the policy and your beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the policy. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

34    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

In order to help protect you and the underlying fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of policy value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower policy values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of policy value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the policy in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    35

•	Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, and the risks that market timing pose to that fund and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
Fixed Account Transfer Policies
•	You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.
•	If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.
•	If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.
•	We will not accept requests for transfers from the fixed account at any other time.
•	If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy’s right to exchange provision. (See “Exchange Right.”)
Minimum Transfer Amounts
From a subaccount to another subaccount or the fixed account:
•	For mail and telephone transfers — $250 or the entire subaccount balance, whichever is less.
•	For automated transfers — $50.
From the fixed account to a subaccount:
•	For mail and telephone transfers — $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.
•	For automated transfers — $50.
Maximum Transfer Amounts
From a subaccount to another subaccount or the fixed account:
•	None.
From the fixed account to a subaccount:
•	Entire fixed account balance minus any outstanding indebtedness.
Maximum Number of Transfers Per Year
You may make transfers by mail or telephone. However, we reserve the right to charge a fee for more than 12 transfers by mail or telephone per policy year. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Automated Transfers
In addition to written and telephone requests, you can arrange to have policy value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•	Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.
•	You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.
•	You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.
•	If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

36    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

•	If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•	If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.
•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
•	If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.
•	Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•	You may make automated transfers by choosing a schedule we provide.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    37

Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Asset Rebalancing
Subject to availability, you can ask us in writing to reallocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.
Policy Loans
You may borrow against your policy by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in good order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

38    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Minimum Loan Amounts
Generally, the minimum you can borrow from your policy is $500. Please see your policy for further details.
Maximum Loan Amounts
•	90% of the policy value minus surrender charges.
•	For phone requests, the maximum loan amount is $100,000.
The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.
Repayments
We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $50.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and the subaccounts with value on a pro-rata basis. If the value in the fixed account or any subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum guaranteed rate of 4% in the fixed account. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the DBG-100 or the minimum initial premium period to terminate.
A loan may impact payment of the policy value credit.
Policy Surrenders
You may take a full or a partial surrender by written request. We may, but are not required to, accept a full or partial surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our Service Center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our Service Center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Total Surrenders
If you surrender your policy, you receive its cash surrender value, which is the policy value minus outstanding indebtedness and applicable surrender charges. (See “Loads, Fees and Charges.”)

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    39

Partial Surrenders
After the first policy year, you may take any amount from $500 up to 90% of the policy’s cash surrender value. Partial surrenders by telephone are limited to $100,000. We will charge you a partial surrender fee, as described under “Loads, Fees and Charges.” Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.
Effects of partial surrenders
•	A partial surrender will reduce the policy value by the amount of the partial surrender and fee. (See “Fee Tables” and “Loads, Fees and Charges.”)
•	A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.
•	A partial surrender may terminate the DBG-100 or the minimum initial premium period. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.
•	If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee.
Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See “Decreases,” under “Proceeds Payable upon Death.”)
•	If Option 2 is in effect, a partial surrender does not affect the specified amount.
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.
1 1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By phone
1-800-541-2251
•	We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
•	We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•	We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
DELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS
1 1 By regular or express mail
•	payable to you;
•	mailed to your address of record.

40    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank account;
•	pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the policy owner or to an address other than the address of record. These requirements will be designed to ensure policy owner instructions are genuine and to prevent fraud.
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay proceeds when:
•	you surrender the policy; or
•	you take a policy loan; or
•	the last surviving insured dies; or
•	the youngest insured attains insurance age 100.
We pay all death benefit proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 3% per year on lump sum death benefit proceeds from the date of the last surviving insured’s death to the settlement date (the date on which we pay proceeds in a lump sum or we first place them under a payment option).
Payment Options
During the insured’s lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. The beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    41

Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in good order. However, we reserve the right to postpone payments of cash surrender value, policy loans or variable death benefit proceeds in excess of the specified amount if:
•	the NYSE is closed, except for normal holiday and weekend closings;
•	trading on the NYSE is restricted according to SEC rules;
•	an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•	the SEC permits us to delay payment for the protection of security holders; or
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the fixed account for up to six months from the date we receive the request in good order. If we postpone the payment of the surrender proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy owner has sufficient incidents of ownership over assets invested in the subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccounts’ assets.
RiverSource Life of NY’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the subaccount invests and becomes part of the

42    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it.
Taxation of Policy Proceeds
Death benefit proceeds: The death benefit paid to the beneficiary generally is not considered income to the beneficiary and is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured’s attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit proceeds under Payment Option A: The death benefit proceeds are not subject to income tax, but payments of interest are taxable and may be reported to the IRS and a state, if applicable.
Death benefit proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary’s investment in the policy and will not be taxed. The beneficiary’s investment in the policy is the death benefit proceeds applied to the payment options. Under Option C only, any payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death proceeds (See the following table.): Generally, part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, or payment options may be subject to federal (or state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death proceeds:
Full surrender:	You will be taxed on the amount received, plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing cash surrender value could have significant earnings that will be taxed upon surrender of the policy.
Lapse:	You will be taxed on any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of lapse — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing cash surrender value could have significant earnings that will be taxed upon lapse of the policy.
Partial Surrenders:	Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.
Policy loans and assignments and pledges:	None. (2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death proceeds:
Full surrender:	You will be taxed on the amount received, plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    43

Source of Proceeds	Taxable Portion of Pre-death Proceeds
Lapse:	You will be taxed on any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of lapse — these earning may be part of the policy cash value or part of loans previously taken.
Partial Surrenders:	You will be taxed on the lesser of:
• the amount received; or
• policy value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
• the amount of the loan/assignment; or
• policy value minus your investment in the policy.(1)

Payment Options: Pre-death proceeds (applicable to non-modified endowment contracts and modified endowment contracts):	Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).
Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)	Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)	However, should the policy later be surrendered or lapse with outstanding indebtedness, see discussion related to “full surrender” or “lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)	Any taxable portion of pre-death proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

44    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy exceed certain limits.
If you exchanged a policy that is a modified endowment contract, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification, sex and age of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•	ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•	ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Reductions in benefits: When benefits are reduced, we recalculate the limits as if the reduced level of benefits had been in effect since the issuance of the policy. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract, because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year as one policy in determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value, or certain payment options may be subject to a 10% penalty tax unless:
•	the distribution occurs on or after the date that the owner attains age 59½;
•	the distribution is attributable to the owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•	the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner’s beneficiary.
(See “Taxation of Policy Proceeds” “Pre-death proceeds” and accompanying table.)
Other Tax Considerations
Policy Split Option Rider (PSO): PSO permits a policy to be split into two individual permanent plans of life insurance then offered by us for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds, dissolution of a business owned or conducted by the insureds, dissolution of a business partnership between the insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 or non-taxable transfer under Section 1041 (in the event of a split between spouses or incident to a divorce) of the Code. If a policy split is not treated as a nontaxable exchange or transfer, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. In addition, it is not clear how, in all circumstances, to apply the rules in Section 7702 of the Code in defining a life insurance contract. Therefore it is not clear if the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes. It is also not clear

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    45

whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within the either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.

46    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

The four specified conditions are:
•	The insured was an employee at any time during the 12-month period before the insured’s death;
•	The insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;
•	The death benefits are paid to a member of the family of the insured, any individual who is the designated beneficiary of the insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated beneficiary, or the estate of the insured; or
•	The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the insured, an individual who is a designated beneficiary, a trust established for the benefit of a family member or designated beneficiary, or the estate of the insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•	Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be insured at the time the contract was issued;
•	Provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment; and
•	Is informed in writing that an applicable policyholder will be a beneficiary of any proceeds payable upon the death of the employee.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the cash surrender value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the cash surrender value of the contract provided to the employee during a taxable year.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    47

Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•	Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the owner, is treated as transferred from the owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the cash surrender value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•	Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit proceeds or its cash surrender value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the insured is paid to a family member of the insured, an individual who is a designated beneficiary, a trust established for the benefit of a family member or designated beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.
Taxation — Determined by Policy ownership
The regulations provide rules for determining the owner and the non-owner of the life insurance contract. The general rule is that the owner is the person named as the policy owner. If two or more persons are designated as the policy owners, the first-named person generally is treated as the owner of the entire contract, however, if two or more persons are named as the policy owners and each such person has at all times, all the incidents of ownership with respect to an

48    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

undivided interest in the contract, those persons are treated as owners of separate contracts. The general rule that the person named as the policy owner is treated as the owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the owner of the life insurance contract if the owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•	The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
•	We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium when the policy is sold, plus 3.6% of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender, and risk classification of the insured at the time of issue as well as by the specified amount of the policy. Each year we also pay selling firms a service fee of up to .125% of the policy value, less indebtedness. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on which subaccounts you choose to allocate your premiums.
•	We may utilize other or additional compensation plans, including compensation plans that pay additional compensation when volume goals we set are achieved. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest.
•	In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
—	marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    49

—	providing services to policy owners; and
—	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.
Sources of Payments to Selling Firms
•	We pay the commissions and other compensation described above from our assets.
•	Our assets may include:
—	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);
—	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and
—	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•	You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—	fees and expenses we collect from policy owners, including surrender charges; and
—	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures.
RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

50    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Key Terms
These terms can help you understand details about your policy.
Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured’s death.
Attained insurance age: The insured’s insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.
Cash surrender value: Proceeds received if the policy is surrendered in full. The cash surrender value equals the policy value minus indebtedness, minus any applicable surrender charges.
Close of business: The time the New York Stock Exchange (NYSE) closes, 4 p.m., Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death benefit guarantee to age 100 (DBG-100): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured’s attained insurance age 100. This feature is in effect if you meet certain premium payment requirements.
Death benefit guarantee to age 100 (DBG-100) premium: The premium required to keep the DBG-100 in effect. The DBG-100 premium is shown in your policy. It depends on each insured’s sex, insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.
Death benefit valuation date: The date of the last surviving insured’s death when death occurs on a valuation date. If the last surviving insured does not die on a valuation date, then the death benefit valuation date is the next valuation date following the date of the last surviving insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Fixed account: The portion of the policy value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the subaccounts of the variable account invests in a specific one of these funds.
Good order: We cannot process your transaction request relating to the policy until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Insurance age: Each insured’s age based upon his or her last birthday on the date of the application.
Insureds: The persons whose lives are insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Minimum initial premium: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.
Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.
Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net premium: The premium paid minus the premium expense charge.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus “you” and “your” refer to the owner.
Policy anniversary: The same day and month as the policy date each year the policy remains in force.

RiverSource Succession Select® Variable Life Insurance New York — Prospectus    51

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.
Policy value: The sum of the fixed account value plus the variable account value.
Prior policies: Policies issued based on applications signed before October 1, 2008, where approved, and any policy issued before January 1, 2009, regardless of the date of application.
Proceeds: The amount payable under the policy as follows:
•	Upon death of the last surviving insured prior to the youngest insured’s attained insurance age 100, proceeds will be the death benefit in effect as of the date of that insured’s death, minus any indebtedness.
•	Upon the death of the last surviving insured on or after the youngest insured’s attained insurance age 100, proceeds will be the greater of:
— the policy value on the date of death of the last surviving insured minus any indebtedness on the date of death of the last surviving insured’s death.
— the policy value at the youngest insured’s attained insurance age 100 minus any indebtedness on the date of the last surviving insured death.
•	On surrender of the policy, the proceeds will be the cash surrender value.
Risk classification: A group of insureds that RiverSource Life of NY expects will have similar mortality experience.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the last surviving insured prior to the youngest insured’s attained insurance age 100. We show the initial specified amount in your policy.
Subaccounts: Each subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or fund.
Surrender charge: A contingent deferred issue and administration expense charge we assess against the policy value at the time of surrender during the first 15 years of the policy.
Valuation date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your transaction request at our Service Center before the close of business, we will process your transaction using the accumulation unit value we calculate on the valuation date we received your transaction request in good order. On the other hand, if we receive your transaction request in good order at our Service Center at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Valuation period: The interval that commences at the close of business on each valuation date and goes up to the close of business on the next valuation date.
Variable account: RiverSource of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.
Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.
2001 CSO policies: Policies issued based on applications signed on or after October 1, 2008, where approved, and any policy issued on or after January 1, 2009, regardless of the date of the application.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

52    RiverSource Succession Select® Variable Life Insurance New York — Prospectus

Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.
You may review and copy information about the Registrant, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F. Street, N.E., Washington, D.C. 20549.
Investment Company Act File #811-5213
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, Inc.
© 2008-2017 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-541-2251
S-6203 CC (5/17)

PART B: STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE SUCCESSION SELECT® VARIABLE LIFE INSURANCE (SUCCESSION SELECT – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE (VUL – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV (VUL IV – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES (VUL IV ES – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 (VUL 5 – NY)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES (VUL 5 ES – NY)

May 1, 2017

Issued by:	RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

Telephone: 1-800-541-2251

(Home Office)

Website address: riversource.com/lifeinsurance

RiverSource of New York Account 8

RiverSource of New York Account 8 is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

S-6337 CC (5/17)

2	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Information about RiverSource Life of NY

We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our mailing address is: 70500 Ameriprise Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

OWNERSHIP

RiverSource Life of NY, a New York corporation is a wholly-owned subsidiary of RiverSource Life Insurance Company, a Minnesota Corporation which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

STATE REGULATION

We are subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (the Department). We file an annual statement in a prescribed form with the Department. Our books and accounts are subject to review by the Department at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

Generally, RiverSource Life of NY does not receive individual ratings from rating agencies but receives the same ratings as its parent, RiverSource Life Insurance Company. Rating agencies evaluate the financial soundness and claims-paying ability of insurance companies on a number of different factors. These ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	3

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life of NY for the variable accounts in 2016 was $25,785,355, in 2015 was $28,699,298 and in 2014 was $27,460,480. RiverSource Distributors retains no underwriting commissions from the sale of the policy.

Service Providers

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life of NY may change over time. Entities that provided a significant amount of services to RiverSource Life of NY, the compensation paid, and the basis for remuneration are listed below. Ameriprise Financial, Inc. and RiverSource Life Insurance Company are affiliated with RiverSource Life of NY.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Remuneration
Ameriprise Financial, Inc. (“AFI”)	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

RiverSource Life Insurance Company	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

The aggregate dollar amount paid to AFI by RiverSource Life of NY for the services provided in 2016 was $1,056,020, in 2015 was $700,061 and in 2014 was $577,547.

The aggregate dollar amount paid to RiverSource Life Insurance Company by RiverSource Life of NY for the services provided in 2016 was $6,159,451, in 2015 was $5,469,178 and in 2014 was $4,279,329.

The Variable Account

We established the variable account on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account’s management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this statement of additional information also invest in subaccounts of the variable account.

4	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR SUCCESSION SELECT– NY, VUL – NY, VUL IV – NY, VUL IV ES – NY, VUL 5 – NY and VUL 5 ES – NY

SUCCESSION SELECT – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for five, ten or fifteen years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$5.11	$4.55	$5.01	$4.51	$4.84	$4.43

	2020	5.03	4.49	4.94	4.45	4.78	4.39

	2025	4.95	4.43	4.87	4.40	4.73	4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

70	2015	5.92	5.19	5.70	5.10	5.36	4.94

	2020	5.81	5.10	5.61	5.03	5.30	4.88

	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

75	2015	6.99	6.10	6.52	5.89	5.90	5.54

	2020	6.84	5.99	6.42	5.79	5.84	5.47

	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

85	2015	10.22	9.19	8.36	7.93	6.70	6.59

	2020	10.00	8.98	8.27	7.83	6.68	6.57

	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	5

VUL – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
5	$18.32

10	10.06

15	7.34

20	6.00

25	5.22

30	4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Option C Table

	Life Income per $1,000 with Payments Guaranteed for
	10 Years		15 Years		20 Years
Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.81	$4.47	$4.74	$4.45	$4.65	$4.40

55	5.20	4.80	5.09	4.74	4.94	4.87

60	5.70	5.22	5.51	5.12	5.25	4.98

65	6.35	5.77	5.98	5.58	5.54	5.32

70	7.14	6.50	6.47	6.12	5.77	5.63

75	8.00	7.40	6.87	6.64	5.91	5.85

VUL IV – NY/VUL IV ES – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

6	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$5.11	$4.55	$5.01	$4.51	$4.84	$4.43

	2020	5.03	4.49	4.94	4.45	4.78	4.39

	2025	4.95	4.43	4.87	4.40	4.73	4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

70	2015	5.92	5.19	5.70	5.10	5.36	4.94

	2020	5.81	5.10	5.61	5.03	5.30	4.88

	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

75	2015	6.99	6.10	6.52	5.89	5.90	5.54

	2020	6.84	5.99	6.42	5.79	5.84	5.47

	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

85	2015	10.22	9.19	8.36	7.93	6.70	6.59

	2020	10.00	8.98	8.27	7.83	6.68	6.57

	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49
The table above is based on the “1983 Individual Annuitant Mortality Table A” at 3% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

VUL 5 – NY/VUL 5 ES – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.18

15	6.42

20	5.04

25	4.22

30	3.68

We will furnish monthly amounts for other payment periods at your request, without charge.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	7

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$4.54	$4.10	$4.46	$4.06	$4.31	$3.99

	2025	4.39	3.97	4.32	3.94	4.19	3.88

	2035	4.25	3.86	4.19	3.84	4.08	3.79

75	2015	6.41	5.77	5.99	5.53	5.39	5.14

	2025	6.13	5.52	5.78	5.33	5.27	5.01

	2035	5.88	5.30	5.59	5.15	5.16	4.88

85	2015	9.63	9.02	7.85	7.61	6.22	6.16

	2025	9.20	8.56	7.68	7.40	6.18	6.10

	2035	8.81	8.16	7.50	7.20	6.14	6.05

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 2.00% annual effective interest rate. Settlement rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

8	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Independent Registered Public Accounting Firm

The financial statements of RiverSource Life Insurance Co. of New York as of December 31, 2016 and December 31, 2015 and for each of the three years in the period ended December 31, 2016 and the financial statements of each of the divisions of RiverSource of New York Account 8 as of December 31, 2016 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2015 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 8 sponsored by RiverSource Life Insurance Co. of New York, as indicated in Note 1, as of December 31, 2016, the results of each of their operations for the period then ended, and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the affiliated and unaffiliated mutual fund managers, provide a reasonable basis for our opinions.

Minneapolis, Minnesota

April 21, 2017

10	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2016	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Assets
Investments, at fair value(1),(2)	$383	$2,277,828	$3,060,568	$281,513	$482,353
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	237	1,473	59	1,874
Receivable for share redemptions	—	3,427	1,567	158	278
Total assets	383	2,281,492	3,063,608	281,730	484,505

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,108	1,567	158	278
Contract terminations	—	2,319	—	—	—
Payable for investments purchased	—	237	1,473	59	1,874
Total liabilities	—	3,664	3,040	217	2,152
Net assets applicable to Variable Life contracts in accumulation period	—	2,277,828	3,060,568	281,287	482,229
Net assets applicable to seed money	383	—	—	226	124
Total net assets	$383	$2,277,828	$3,060,568	$281,513	$482,353
(1) Investment shares	33	73,883	232,566	6,498	49,220
(2) Investments, at cost	$399	$1,990,192	$3,279,241	$287,712	$469,430

Dec. 31, 2016 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Assets
Investments, at fair value(1),(2)	$666,964	$616,676	$4,138,054	$2,208,070	$347,073
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	9,337	1,238	—	46	505
Receivable for share redemptions	387	296	2,572	5,391	190
Total assets	676,688	618,210	4,140,626	2,213,507	347,768

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	387	296	2,458	1,093	190
Contract terminations	—	—	114	4,298	—
Payable for investments purchased	9,337	1,238	—	46	505
Total liabilities	9,724	1,534	2,572	5,437	695
Net assets applicable to Variable Life contracts in accumulation period	666,964	616,676	4,138,054	2,207,939	346,923
Net assets applicable to seed money	—	—	—	131	150
Total net assets	$666,964	$616,676	$4,138,054	$2,208,070	$347,073
(1) Investment shares	71,181	65,884	394,852	210,493	25,959
(2) Investments, at cost	$595,536	$624,811	$2,800,650	$1,761,061	$370,542

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	11

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Assets
Investments, at fair value(1),(2)	$378,264	$15,983,581	$6,513	$20,763	$135,365
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	496	—	—	—
Receivable for share redemptions	258	11,133	—	—	—
Total assets	378,522	15,995,210	6,513	20,763	135,365

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	219	11,133	—	—	—
Contract terminations	39	—	—	—	—
Payable for investments purchased	—	496	—	—	—
Total liabilities	258	11,629	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	378,170	15,983,551	6,464	20,762	135,364
Net assets applicable to seed money	94	30	49	1	1
Total net assets	$378,264	$15,983,581	$6,513	$20,763	$135,365
(1) Investment shares	184,249	682,476	1,039	1,159	3,518
(2) Investments, at cost	$358,416	$10,673,090	$5,886	$19,516	$125,400

Dec. 31, 2016 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$23,421,218	$713	$19,932	$11,642,665	$82
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,016	—	—	—	—
Receivable for share redemptions	16,167	—	—	9,746	—
Total assets	23,438,401	713	19,932	11,652,411	82

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	16,167	—	—	6,443	—
Contract terminations	—	—	—	3,303	—
Payable for investments purchased	1,016	—	—	—	—
Total liabilities	17,183	—	—	9,746	—
Net assets applicable to Variable Life contracts in accumulation period	23,421,215	703	19,931	11,642,662	—
Net assets applicable to seed money	3	10	1	3	82
Total net assets	$23,421,218	$713	$19,932	$11,642,665	$82
(1) Investment shares	604,107	77	917	531,143	9
(2) Investments, at cost	$12,966,233	$741	$18,888	$8,192,434	$84

See accompanying notes to financial statements.

12	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Assets
Investments, at fair value(1),(2)	$92,473	$2,348,708	$31,945	$1,726,351	$35,352
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	172	2,133	—	2,393	—
Receivable for share redemptions	—	1,304	—	920	—
Total assets	92,645	2,352,145	31,945	1,729,664	35,352

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,304	—	920	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	172	2,133	—	2,393	—
Total liabilities	172	3,437	—	3,313	—
Net assets applicable to Variable Life contracts in accumulation period	92,472	2,348,705	31,944	1,726,348	33,352
Net assets applicable to seed money	1	3	1	3	2,000
Total net assets	$92,473	$2,348,708	$31,945	$1,726,351	$35,352
(1) Investment shares	6,526	164,937	3,789	203,339	35,352
(2) Investments, at cost	$96,106	$2,442,202	$34,871	$2,152,607	$35,352

Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$3,018,127	$105,849	$3,129,889	$5,433	$1,170,673
Dividends receivable	1	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	486	—	622	257	109
Receivable for share redemptions	7,679	189	1,596	—	825
Total assets	3,026,293	106,038	3,132,107	5,690	1,171,607

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,634	—	1,596	—	713
Contract terminations	6,046	189	—	—	112
Payable for investments purchased	486	—	622	257	109
Total liabilities	8,166	189	2,218	257	934
Net assets applicable to Variable Life contracts in accumulation period	3,018,124	105,848	3,129,886	5,342	1,170,670
Net assets applicable to seed money	3	1	3	91	3
Total net assets	$3,018,127	$105,849	$3,129,889	$5,433	$1,170,673
(1) Investment shares	3,018,127	15,705	461,636	722	154,036
(2) Investments, at cost	$3,018,062	$106,344	$3,151,672	$5,823	$1,328,079

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	13

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Assets
Investments, at fair value(1),(2)	$5,090	$7,911,818	$16,641	$2,150,364	$7,877,195
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	3,349	18	826	277
Receivable for share redemptions	—	5,270	—	1,220	16,117
Total assets	5,090	7,920,437	16,659	2,152,410	7,893,589

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	4,472	—	1,220	4,135
Contract terminations	—	798	—	—	11,982
Payable for investments purchased	—	3,349	18	826	277
Total liabilities	—	8,619	18	2,046	16,394
Net assets applicable to Variable Life contracts in accumulation period	5,009	7,911,815	16,640	2,150,361	7,877,191
Net assets applicable to seed money	81	3	1	3	4
Total net assets	$5,090	$7,911,818	$16,641	$2,150,364	$7,877,195
(1) Investment shares	494	763,689	1,294	165,540	464,457
(2) Investments, at cost	$5,097	$8,035,193	$16,183	$1,502,626	$5,931,166

Dec. 31, 2016 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$378,604	$80	$36,687	$62,449	$1,291,740
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	134	—	—	—	36
Receivable for share redemptions	160	—	18	43	856
Total assets	378,898	80	36,705	62,492	1,292,632

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	160	—	18	43	856
Contract terminations	—	—	—	—	—
Payable for investments purchased	134	—	—	—	36
Total liabilities	294	—	18	43	892
Net assets applicable to Variable Life contracts in accumulation period	378,524	—	36,655	62,408	1,291,708
Net assets applicable to seed money	80	80	32	41	32
Total net assets	$378,604	$80	$36,687	$62,449	$1,291,740
(1) Investment shares	40,149	8	3,403	5,636	110,689
(2) Investments, at cost	$390,715	$79	$36,136	$60,210	$1,271,322

See accompanying notes to financial statements.

14	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Col VP Man Vol Mod Gro, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2	Col VP Mid Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$622,405	$8,157	$573,796	$19,000	$708,443
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	18	624	1	194
Receivable for share redemptions	200	—	276	—	419
Total assets	622,605	8,175	574,696	19,001	709,056

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	200	—	276	—	420
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	18	624	1	194
Total liabilities	200	18	900	1	614
Net assets applicable to Variable Life contracts in accumulation period	622,382	8,156	573,793	18,999	708,439
Net assets applicable to seed money	23	1	3	1	3
Total net assets	$622,405	$8,157	$573,796	$19,000	$708,442
(1) Investment shares	50,154	395	27,586	963	35,654
(2) Investments, at cost	$620,812	$7,371	$463,118	$17,217	$535,091

Dec. 31, 2016 (continued)	Col VP Select Intl Eq, Cl 2	Col VP Select Intl Eq, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$30,288	$5,342,748	$32,100	$459,482	$21,722
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	197	2,957	—	—	—
Receivable for share redemptions	—	3,737	115	246	66
Total assets	30,485	5,349,442	32,215	459,728	21,788

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	3,737	—	237	—
Contract terminations	—	—	115	9	66
Payable for investments purchased	197	2,957	—	—	—
Total liabilities	197	6,694	115	246	66
Net assets applicable to Variable Life contracts in accumulation period	30,287	5,342,745	32,099	459,479	21,721
Net assets applicable to seed money	1	3	1	3	1
Total net assets	$30,288	$5,342,748	$32,100	$459,482	$21,722
(1) Investment shares	2,419	425,378	1,587	22,546	1,020
(2) Investments, at cost	$31,557	$4,322,102	$27,278	$334,447	$19,856

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	15

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
Assets
Investments, at fair value(1),(2)	$1,152,189	$9,263	$10,105	$595	$1,638,261
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	17	18	—	—	1,653
Receivable for share redemptions	810	—	—	—	823
Total assets	1,153,016	9,281	10,105	595	1,640,737

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	571	—	—	—	823
Contract terminations	239	—	—	—	—
Payable for investments purchased	17	18	—	—	1,653
Total liabilities	827	18	—	—	2,476
Net assets applicable to Variable Life contracts in accumulation period	1,152,186	9,262	10,104	515	1,638,258
Net assets applicable to seed money	3	1	1	80	3
Total net assets	$1,152,189	$9,263	$10,105	$595	$1,638,261
(1) Investment shares	53,640	2,304	494	58	158,746
(2) Investments, at cost	$860,212	$12,412	$8,949	$605	$1,652,724

Dec. 31, 2016 (continued)	CS Commodity Return	Deutsche Alt Asset Alloc VIP, Cl B	ET VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Assets
Investments, at fair value(1),(2)	$341,425	$122,113	$1,089,732	$3,802,463	$3,912,442
Dividends receivable	—	—	2,948	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	11	122	143	838	121
Receivable for share redemptions	261	30	642	2,239	2,517
Total assets	341,697	122,265	1,093,465	3,805,540	3,915,080

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	208	30	642	2,239	2,120
Contract terminations	53	—	—	—	397
Payable for investments purchased	11	122	3,091	838	121
Total liabilities	272	152	3,733	3,077	2,638
Net assets applicable to Variable Life contracts in accumulation period	341,425	121,971	1,087,558	3,802,463	3,912,442
Net assets applicable to seed money	—	142	2,174	—	—
Total net assets	$341,425	$122,113	$1,089,732	$3,802,463	$3,912,442
(1) Investment shares	77,951	9,422	117,682	117,179	195,720
(2) Investments, at cost	$534,492	$124,795	$1,090,040	$3,322,377	$2,929,049

See accompanying notes to financial statements.

16	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$1,972,470	$5,916,141	$4,563,102	$1,214,847	$977,265
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	76	25	25	8,998	2,343
Receivable for share redemptions	3,446	4,971	3,310	692	447
Total assets	1,975,992	5,921,137	4,566,437	1,224,537	980,055

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	860	3,397	2,072	692	447
Contract terminations	2,586	1,574	1,238	—	—
Payable for investments purchased	76	25	25	8,998	2,343
Total liabilities	3,522	4,996	3,335	9,690	2,790
Net assets applicable to Variable Life contracts in accumulation period	1,972,470	5,916,141	4,563,102	1,214,847	977,265
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,972,470	$5,916,141	$4,563,102	$1,214,847	$977,265
(1) Investment shares	99,922	175,553	138,150	68,481	55,369
(2) Investments, at cost	$1,787,290	$5,344,946	$4,484,004	$1,191,279	$1,025,847

Dec. 31, 2016 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$3,838	$2,408,463	$149,060	$1,711,852	$2,522,427
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	3,332	—	122	—
Receivable for share redemptions	—	1,200	103	1,973	3,578
Total assets	3,838	2,412,995	149,163	1,713,947	2,526,005

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,200	103	970	1,276
Contract terminations	—	—	—	1,002	2,302
Payable for investments purchased	—	3,332	—	122	—
Total liabilities	—	4,532	103	2,094	3,578
Net assets applicable to Variable Life contracts in accumulation period	3,756	2,408,463	148,748	1,711,853	2,522,296
Net assets applicable to seed money	82	—	312	—	131
Total net assets	$3,838	$2,408,463	$149,060	$1,711,853	$2,522,427
(1) Investment shares	350	156,191	9,692	85,252	130,291
(2) Investments, at cost	$3,834	$2,438,750	$150,282	$1,617,874	$2,388,480

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	17

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Temp Global Bond, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
Assets
Investments, at fair value(1),(2)	$115,118	$5,943,683	$56,147	$423,173	$2,375,088
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	2	168
Receivable for share redemptions	80	8,947	37	5,774	1,284
Total assets	115,198	5,952,630	56,184	428,949	2,376,540

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	80	3,198	37	234	1,198
Contract terminations	—	5,749	—	5,540	86
Payable for investments purchased	—	—	—	2	168
Total liabilities	80	8,947	37	5,776	1,452
Net assets applicable to Variable Life contracts in accumulation period	114,973	5,943,683	55,872	423,173	2,375,088
Net assets applicable to seed money	145	—	275	—	—
Total net assets	$115,118	$5,943,683	$56,147	$423,173	$2,375,088
(1) Investment shares	7,084	366,216	6,184	30,687	134,566
(2) Investments, at cost	$114,634	$5,813,677	$57,361	$384,168	$2,035,714

Dec. 31, 2016 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
Assets
Investments, at fair value(1),(2)	$462,425	$818,479	$150,305	$275,200	$10,164,179
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	9	435	994	27	129
Receivable for share redemptions	247	387	78	175	9,914
Total assets	462,681	819,301	151,377	275,402	10,174,222

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	241	387	78	175	7,180
Contract terminations	6	—	—	—	2,734
Payable for investments purchased	9	435	994	27	129
Total liabilities	256	822	1,072	202	10,043
Net assets applicable to Variable Life contracts in accumulation period	462,425	818,479	150,147	275,100	10,164,179
Net assets applicable to seed money	—	—	158	100	—
Total net assets	$462,425	$818,479	$150,305	$275,200	$10,164,179
(1) Investment shares	8,631	15,752	13,396	14,780	293,932
(2) Investments, at cost	$377,593	$778,202	$150,687	$227,639	$7,963,779

See accompanying notes to financial statements.

18	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy
Assets
Investments, at fair value(1),(2)	$1,280,941	$1,186,765	$641,512	$395,368	$85,469
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	828	550	24	—
Receivable for share redemptions	1,767	673	318	244	44
Total assets	1,282,708	1,188,266	642,380	395,636	85,513

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	746	673	318	244	44
Contract terminations	1,021	—	—	—	—
Payable for investments purchased	—	828	550	24	—
Total liabilities	1,767	1,501	868	268	44
Net assets applicable to Variable Life contracts in accumulation period	1,280,833	1,186,765	641,512	395,368	85,343
Net assets applicable to seed money	108	—	—	—	126
Total net assets	$1,280,941	$1,186,765	$641,512	$395,368	$85,469
(1) Investment shares	48,557	36,583	131,188	22,100	10,625
(2) Investments, at cost	$1,059,444	$1,129,689	$641,502	$384,877	$105,687

Dec. 31, 2016 (continued)	Janus Aspen Enterprise, Serv	Janus Aspen Flex Bond, Serv	Janus Aspen Gbl Alloc Mod, Serv	Janus Aspen Global Tech, Serv	Janus Aspen Res, Serv
Assets
Investments, at fair value(1),(2)	$532,150	$1,405	$1,352	$1,132,870	$435,226
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	229	—	—	2,688	45
Receivable for share redemptions	250	—	—	618	281
Total assets	532,629	1,405	1,352	1,136,176	435,552

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	250	—	—	618	281
Contract terminations	—	—	—	—	—
Payable for investments purchased	229	—	—	2,688	45
Total liabilities	479	—	—	3,306	326
Net assets applicable to Variable Life contracts in accumulation period	532,150	1,325	1,261	1,132,870	435,068
Net assets applicable to seed money	—	80	91	—	158
Total net assets	$532,150	$1,405	$1,352	$1,132,870	$435,226
(1) Investment shares	9,465	111	122	133,436	15,374
(2) Investments, at cost	$428,648	$1,402	$1,368	$877,765	$413,803

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	19

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Janus Aspen Overseas, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Assets
Investments, at fair value(1),(2)	$1,880,788	$69,514	$1,932,004	$1,435,007	$1,422,133
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,266	250	686	55	119
Receivable for share redemptions	976	50	1,011	773	799
Total assets	1,883,030	69,814	1,933,701	1,435,835	1,423,051

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	976	50	1,011	773	797
Contract terminations	—	—	—	—	2
Payable for investments purchased	1,266	250	686	55	119
Total liabilities	2,242	300	1,697	828	918
Net assets applicable to Variable Life contracts in accumulation period	1,880,788	69,207	1,932,004	1,435,007	1,422,133
Net assets applicable to seed money	—	307	—	—	—
Total net assets	$1,880,788	$69,514	$1,932,004	$1,435,007	$1,422,133
(1) Investment shares	78,793	5,881	127,022	95,603	53,930
(2) Investments, at cost	$2,791,920	$71,439	$2,176,788	$1,493,164	$1,545,756

Dec. 31, 2016 (continued)	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT US Eq Index PW Strat, Cl S	NB AMT Soc Responsive, Cl S	Oppen Global VA, Serv
Assets
Investments, at fair value(1),(2)	$385,314	$197,901	$8,699	$9,273	$1,074,610
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	12	339	—	—	1,425
Receivable for share redemptions	274	123	2	—	607
Total assets	385,600	198,363	8,701	9,273	1,076,642

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	252	123	2	—	607
Contract terminations	21	—	—	—	—
Payable for investments purchased	12	339	—	—	1,425
Total liabilities	285	462	2	—	2,032
Net assets applicable to Variable Life contracts in accumulation period	385,315	197,838	8,354	9,273	1,074,610
Net assets applicable to seed money	—	63	345	—	—
Total net assets	$385,315	$197,901	$8,699	$9,273	$1,074,610
(1) Investment shares	37,193	23,146	937	409	31,022
(2) Investments, at cost	$349,399	$262,381	$8,508	$9,167	$1,102,964

See accompanying notes to financial statements.

20	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Assets
Investments, at fair value(1),(2)	$2,093,953	$1,167,936	$1,017,340	$2,213	$132,311
Dividends receivable	—	—	—	—	240
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,241	—	18	—	—
Receivable for share redemptions	1,271	5,438	680	—	71
Total assets	2,096,465	1,173,374	1,018,038	2,213	132,622

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,271	661	643	—	71
Contract terminations	—	4,777	37	—	—
Payable for investments purchased	1,241	—	18	—	240
Total liabilities	2,512	5,438	698	—	311
Net assets applicable to Variable Life contracts in accumulation period	2,093,873	1,167,936	1,017,261	2,136	123,991
Net assets applicable to seed money	80	—	79	77	8,320
Total net assets	$2,093,953	$1,167,936	$1,017,340	$2,213	$132,311
(1) Investment shares	413,008	49,176	100,528	192	12,435
(2) Investments, at cost	$2,217,675	$1,091,679	$1,076,917	$2,221	$134,036

Dec. 31, 2016 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Multi-Cap Gro, Cl IA	Put VT Multi-Cap Gro, Cl IB
Assets
Investments, at fair value(1),(2)	$868,412	$525,529	$239,222	$8,203,820	$141,342
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	2,116	59	9	—	11
Receivable for share redemptions	502	1,353	130	10,074	82
Total assets	871,030	526,941	239,361	8,213,894	141,435

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	502	304	130	5,835	82
Contract terminations	—	1,049	—	4,239	—
Payable for investments purchased	2,116	59	9	—	11
Total liabilities	2,618	1,412	139	10,074	93
Net assets applicable to Variable Life contracts in accumulation period	868,412	525,529	239,222	8,203,820	141,201
Net assets applicable to seed money	—	—	—	—	141
Total net assets	$868,412	$525,529	$239,222	$8,203,820	$141,342
(1) Investment shares	55,383	81,604	19,402	246,361	4,325
(2) Investments, at cost	$931,232	$541,387	$255,007	$6,088,880	$116,539

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	21

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	Royce Micro-Cap, Invest Cl	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
Assets
Investments, at fair value(1),(2)	$2,182,518	$2,239,667	$74,031	$12,161,528	$18,132,705
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	67	39	4,565	2,320
Receivable for share redemptions	8,078	2,149	38	5,485	10,649
Total assets	2,190,596	2,241,883	74,108	12,171,578	18,145,674

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,251	1,219	38	5,485	10,635
Contract terminations	6,827	930	—	—	14
Payable for investments purchased	—	67	39	4,565	2,320
Total liabilities	8,078	2,216	77	10,050	12,969
Net assets applicable to Variable Life contracts in accumulation period	2,182,518	2,239,667	73,621	12,161,524	18,132,702
Net assets applicable to seed money	—	—	410	4	3
Total net assets	$2,182,518	$2,239,667	$74,031	$12,161,528	$18,132,705
(1) Investment shares	196,446	136,482	10,412	729,984	1,086,441
(2) Investments, at cost	$2,097,003	$2,139,347	$76,174	$10,550,432	$13,822,433

Dec. 31, 2016 (continued)	VP AC Div Bond, Cl 2	VP AQR Man Fut Strategy, Cl 2	VP BR Gl Infl Prot Sec, Cl 2	VP BR Gl Infl Prot Sec, Cl 3	VP CenterSquare Real Est, Cl 2
Assets
Investments, at fair value(1),(2)	$80	$553	$2,016	$804,260	$65,570
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	375	479
Receivable for share redemptions	—	—	—	478	—
Total assets	80	553	2,016	805,113	66,049

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	478	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	375	479
Total liabilities	—	—	—	853	479
Net assets applicable to Variable Life contracts in accumulation period	—	473	1,933	804,257	65,569
Net assets applicable to seed money	80	80	83	3	1
Total net assets	$80	$553	$2,016	$804,260	$65,570
(1) Investment shares	7	71	373	146,495	7,678
(2) Investments, at cost	$82	$663	$2,728	$1,022,094	$71,307
See accompanying notes to financial statements.

22	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4	VP DFA Intl Val, Cl 2	VP EV Floating Rate Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$80,991	$558,408	$962,404	$8,712	$29,325
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	18
Receivable for share redemptions	—	446	573	22	—
Total assets	80,991	558,854	962,977	8,734	29,343

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	373	573	—	—
Contract terminations	—	73	—	22	—
Payable for investments purchased	—	—	—	—	18
Total liabilities	—	446	573	22	18
Net assets applicable to Variable Life contracts in accumulation period	80,990	558,384	962,391	8,711	29,324
Net assets applicable to seed money	1	24	13	1	1
Total net assets	$80,991	$558,408	$962,404	$8,712	$29,325
(1) Investment shares	16,529	43,154	74,374	934	3,854
(2) Investments, at cost	$127,517	$523,196	$898,609	$8,777	$30,439

Dec. 31, 2016 (continued)	VP Ptnrs Core Bond, Cl 2	VP Jennison Mid Cap Gro, Cl 2	VP Lazard Intl Eq Adv, Cl 2	VP Loomis Sayles Gro, Cl 2	VP MFS Blended Res Core Eq, Cl 2
Assets
Investments, at fair value(1),(2)	$4,543	$7,864	$76	$14,068	$1,692
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	18
Receivable for share redemptions	—	—	—	—	—
Total assets	4,543	7,864	76	14,068	1,710

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	18
Total liabilities	—	—	—	—	18
Net assets applicable to Variable Life contracts in accumulation period	4,464	7,863	—	14,067	1,676
Net assets applicable to seed money	79	1	76	1	16
Total net assets	$4,543	$7,864	$76	$14,068	$1,692
(1) Investment shares	422	420	8	651	101
(2) Investments, at cost	$4,592	$7,981	$81	$13,606	$1,586

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	23

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	VP MFS Blended Res Core Eq, Cl 3	VP MFS Val, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Assets
Investments, at fair value(1),(2)	$389,991	$53,874	$23,294,652	$38,287,218	$28,055,184
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	10	—	8,030	1,393	12,977
Receivable for share redemptions	283	—	13,346	22,871	15,248
Total assets	390,284	53,874	23,316,028	38,311,482	28,083,409

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	248	—	13,346	22,871	15,248
Contract terminations	35	—	—	—	—
Payable for investments purchased	10	—	8,030	1,393	12,977
Total liabilities	293	—	21,376	24,264	28,225
Net assets applicable to Variable Life contracts in accumulation period	389,962	53,873	23,294,648	38,287,215	28,055,180
Net assets applicable to seed money	29	1	4	3	4
Total net assets	$389,991	$53,874	$23,294,652	$38,287,218	$28,055,184
(1) Investment shares	23,117	2,580	1,563,399	2,566,167	1,776,769
(2) Investments, at cost	$277,547	$49,053	$20,210,598	$30,209,890	$24,276,283

Dec. 31, 2016 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP MS Adv, Cl 2	VP Multi-Mgr Div Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$54,692,486	$2,624,113	$5,049,857	$1,507	$14,727
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	8,530	—	704	—	—
Receivable for share redemptions	32,463	2,274	3,131	—	6
Total assets	54,733,479	2,626,387	5,053,692	1,507	14,733

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	32,463	1,519	3,131	—	6
Contract terminations	—	755	—	—	—
Payable for investments purchased	8,530	—	704	—	—
Total liabilities	40,993	2,274	3,835	—	6
Net assets applicable to Variable Life contracts in accumulation period	54,692,483	2,624,099	5,049,854	1,492	14,408
Net assets applicable to seed money	3	14	3	15	319
Total net assets	$54,692,486	$2,624,113	$5,049,857	$1,507	$14,727
(1) Investment shares	3,459,360	188,921	362,777	75	1,470
(2) Investments, at cost	$41,773,763	$2,341,664	$4,263,495	$1,404	$14,440

See accompanying notes to financial statements.

24	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	VP Multi-Mgr Int Rate Adapt, Cl 2	VP LA Capital Lg Cap Gro, Cl 2	VP Oppen Intl Gro, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$5,850	$12,838	$68,788	$1,373	$203
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	2	—	—	—	—
Total assets	5,852	12,838	68,788	1,373	203

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	2	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	5,464	12,837	68,787	1,359	187
Net assets applicable to seed money	386	1	1	14	16
Total net assets	$5,850	$12,838	$68,788	$1,373	$203
(1) Investment shares	604	645	6,453	76	8
(2) Investments, at cost	$5,974	$12,644	$74,947	$1,319	$169

Dec. 31, 2016 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP Pyramis Intl Eq, Cl 2	VP T. Rowe Price Lg Cap Val, Cl 2	VP TCW Core Plus Bond, Cl 2	VP Vty Sycamore Estb Val, Cl 2
Assets
Investments, at fair value(1),(2)	$731,112	$17,098	$5,294	$780	$22,584
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	101	—	—	—	—
Receivable for share redemptions	376	—	—	—	124
Total assets	731,589	17,098	5,294	780	22,708

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	376	—	—	—	—
Contract terminations	—	—	—	—	124
Payable for investments purchased	101	—	—	—	—
Total liabilities	477	—	—	—	124
Net assets applicable to Variable Life contracts in accumulation period	731,109	17,097	5,279	702	22,583
Net assets applicable to seed money	3	1	15	78	1
Total net assets	$731,112	$17,098	$5,294	$780	$22,584
(1) Investment shares	28,217	1,734	274	75	1,012
(2) Investments, at cost	$528,646	$19,409	$4,892	$791	$19,913

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	25

Statements of Assets and Liabilities

Dec. 31, 2016 (continued)	VP Vty Sycamore Estb Val, Cl 3	VP WF Short Duration Govt, Cl 2	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
Assets
Investments, at fair value(1),(2)	$350,172	$249	$4,345,709	$5,750,536	$456,920
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	6,926	41	17
Receivable for share redemptions	338	—	2,442	4,934	267
Total assets	350,510	249	4,355,077	5,755,511	457,204

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	210	—	2,442	2,914	267
Contract terminations	128	—	—	2,020	—
Payable for investments purchased	—	—	6,926	41	17
Total liabilities	338	—	9,368	4,975	284
Net assets applicable to Variable Life contracts in accumulation period	350,155	173	4,345,706	5,750,533	456,841
Net assets applicable to seed money	17	76	3	3	79
Total net assets	$350,172	$249	$4,345,709	$5,750,536	$456,920
(1) Investment shares	15,556	25	183,829	216,756	23,848
(2) Investments, at cost	$283,866	$252	$5,303,264	$6,659,806	$387,386

Dec. 31, 2016 (continued)		WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)		$1,061,344	$1,008,454	$783,986	$708
Dividends receivable		—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments		127	74	152	—
Receivable for share redemptions		583	774	356	—
Total assets		1,062,054	1,009,302	784,494	708

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee		583	524	356	—
Contract terminations		—	250	—	—
Payable for investments purchased		127	74	152	—
Total liabilities		710	848	508	—
Net assets applicable to Variable Life contracts in accumulation period		1,061,263	1,008,321	783,986	627
Net assets applicable to seed money		81	133	—	81
Total net assets		$1,061,344	$1,008,454	$783,986	$708
(1) Investment shares		238,504	40,878	94,116	97
(2) Investments, at cost		$1,131,978	$920,914	$824,298	$704

See accompanying notes to financial statements.

26	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2016	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Investment income
Dividend income	$2	$19,144	$33,348	$—	$9,040
Variable account expenses	1	14,211	19,264	1,955	2,655
Investment income (loss) — net	1	4,933	14,084	(1,955)	6,385

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2	537,100	604,270	126,072	102,591
Cost of investments sold	2	445,272	666,870	120,332	114,184
Net realized gain (loss) on sales of investments	—	91,828	(62,600)	5,740	(11,593)
Distributions from capital gains	—	142,159	—	31,834	—
Net change in unrealized appreciation or depreciation of investments	11	(13,554)	863	(31,374)	126,500
Net gain (loss) on investments	11	220,433	(61,737)	6,200	114,907
Net increase (decrease) in net assets resulting from operations	$12	$225,366	$(47,653)	$4,245	$121,292

Year ended Dec. 31, 2016 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Investment income
Dividend income	$7,779	$4,795	$66,540	$32,480	$4,256
Variable account expenses	5,224	3,620	28,070	12,609	2,392
Investment income (loss) — net	2,555	1,175	38,470	19,871	1,864

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	123,226	126,334	552,518	479,881	476,291
Cost of investments sold	105,991	119,901	414,923	402,895	501,610
Net realized gain (loss) on sales of investments	17,235	6,433	137,595	76,986	(25,319)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(65,477)	(42,607)	515,194	274,160	54,660
Net gain (loss) on investments	(48,242)	(36,174)	652,789	351,146	29,341
Net increase (decrease) in net assets resulting from operations	$(45,687)	$(34,999)	$691,259	$371,017	$31,205

Year ended Dec. 31, 2016 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Investment income
Dividend income	$6,896	$—	$—	$—	$—
Variable account expenses	2,783	133,673	—	—	—
Investment income (loss) — net	4,113	(133,673)	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	87,999	1,816,949	4,635	5,254	21,436
Cost of investments sold	82,612	1,231,437	4,503	5,084	20,852
Net realized gain (loss) on sales of investments	5,387	585,512	132	170	584
Distributions from capital gains	10,487	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	6,523	387,561	761	1,137	9,295
Net gain (loss) on investments	22,397	973,073	893	1,307	9,879
Net increase (decrease) in net assets resulting from operations	$26,510	$839,400	$893	$1,307	$9,879

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	27

Statements of Operations

Year ended Dec. 31, 2016 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$2
Variable account expenses	194,351	—	—	78,979	—
Investment income (loss) — net	(194,351)	—	—	(78,979)	2

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,823,437	—	5,485	2,173,120	—
Cost of investments sold	1,683,154	—	5,200	1,517,645	—
Net realized gain (loss) on sales of investments	1,140,283	—	285	655,475	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	617,292	(18)	1,041	789,667	7
Net gain (loss) on investments	1,757,575	(18)	1,326	1,445,142	7
Net increase (decrease) in net assets resulting from operations	$1,563,224	$(18)	$1,326	$1,366,163	$9

Year ended Dec. 31, 2016 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Investment income
Dividend income	$57	$2,486	$—	$—	$3
Variable account expenses	—	16,704	—	12,148	—
Investment income (loss) — net	57	(14,218)	—	(12,148)	3

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,750	546,292	5,768	289,389	15,586
Cost of investments sold	11,123	575,113	5,899	347,950	15,586
Net realized gain (loss) on sales of investments	(373)	(28,821)	(131)	(58,561)	—
Distributions from capital gains	—	—	871	49,520	—
Net change in unrealized appreciation or depreciation of investments	4,408	149,777	(1,291)	(10,659)	—
Net gain (loss) on investments	4,035	120,956	(551)	(19,700)	—
Net increase (decrease) in net assets resulting from operations	$4,092	$106,738	$(551)	$(31,848)	$3

Year ended Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Investment income
Dividend income	$296	$5,665	$179,778	$376	$112,974
Variable account expenses	19,598	—	18,885	861	7,464
Investment income (loss) — net	(19,302)	5,665	160,893	(485)	105,510

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,118,904	11,613	592,807	367,912	197,683
Cost of investments sold	1,118,846	11,800	609,188	397,216	228,950
Net realized gain (loss) on sales of investments	58	(187)	(16,381)	(29,304)	(31,267)
Distributions from capital gains	—	—	—	161	47,721
Net change in unrealized appreciation or depreciation of investments	(57)	4,715	167,149	45,463	(38,295)
Net gain (loss) on investments	1	4,528	150,768	16,320	(21,841)
Net increase (decrease) in net assets resulting from operations	$(19,301)	$10,193	$311,661	$15,835	$83,669

See accompanying notes to financial statements.

28	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2016 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Investment income
Dividend income	$58	$132,868	$—	$—	$—
Variable account expenses	—	55,665	—	14,990	42,652
Investment income (loss) — net	58	77,203	—	(14,990)	(42,652)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	108	1,232,950	30,193	405,821	1,791,518
Cost of investments sold	107	1,249,592	29,438	276,595	1,308,752
Net realized gain (loss) on sales of investments	1	(16,642)	755	129,226	482,766
Distributions from capital gains	2	4,858	—	—	—
Net change in unrealized appreciation or depreciation of investments	3	227,295	81	(108,532)	255,334
Net gain (loss) on investments	6	215,511	836	20,694	738,100
Net increase (decrease) in net assets resulting from operations	$64	$292,714	$836	$5,704	$695,448

Year ended Dec. 31, 2016 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2
Investment income
Dividend income	$12,177	$1	$—	$—	$—
Variable account expenses	1,720	—	246	434	10,424
Investment income (loss) — net	10,457	1	(246)	(434)	(10,424)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	102,999	—	71,426	20,840	112,743
Cost of investments sold	103,812	—	69,993	21,692	116,300
Net realized gain (loss) on sales of investments	(813)	—	1,433	(852)	(3,557)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,446	1	474	3,395	43,811
Net gain (loss) on investments	4,633	1	1,907	2,543	40,254
Net increase (decrease) in net assets resulting from operations	$15,090	$2	$1,661	$2,109	$29,830

Year ended Dec. 31, 2016 (continued)	Col VP Man Vol Mod Gro, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2	Col VP Mid Cap Val, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	2,400	—	3,227	—	4,683
Investment income (loss) — net	(2,400)	—	(3,227)	—	(4,683)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	107,860	668	65,010	4,973	117,779
Cost of investments sold	110,468	608	52,454	4,716	95,075
Net realized gain (loss) on sales of investments	(2,608)	60	12,556	257	22,704
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	21,705	166	(2,022)	1,976	60,820
Net gain (loss) on investments	19,097	226	10,534	2,233	83,524
Net increase (decrease) in net assets resulting from operations	$16,697	$226	$7,307	$2,233	$78,841

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	29

Statements of Operations

Year ended Dec. 31, 2016 (continued)	Col VP Select Intl Eq, Cl 2	Col VP Select Intl Eq, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2
Investment income
Dividend income	$312	$83,247	$—	$—	$—
Variable account expenses	—	47,730	—	2,582	—
Investment income (loss) — net	312	35,517	—	(2,582)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,584	779,187	2,183	71,244	7,521
Cost of investments sold	1,671	617,040	2,084	61,453	7,493
Net realized gain (loss) on sales of investments	(87)	162,147	99	9,791	28
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,005)	(630,585)	4,826	66,424	2,365
Net gain (loss) on investments	(1,092)	(468,438)	4,925	76,215	2,393
Net increase (decrease) in net assets resulting from operations	$(780)	$(432,921)	$4,925	$73,633	$2,393

Year ended Dec. 31, 2016 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
Investment income
Dividend income	$—	$904	$—	$13	$46,340
Variable account expenses	6,468	—	—	—	10,372
Investment income (loss) — net	(6,468)	904	—	13	35,968

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	247,866	1,568	1,208	24	310,878
Cost of investments sold	205,252	2,192	1,299	24	306,734
Net realized gain (loss) on sales of investments	42,614	(624)	(91)	—	4,144
Distributions from capital gains	—	480	—	4	12,569
Net change in unrealized appreciation or depreciation of investments	87,124	(96)	1,525	(6)	(19,574)
Net gain (loss) on investments	129,738	(240)	1,434	(2)	(2,861)
Net increase (decrease) in net assets resulting from operations	$123,270	$664	$1,434	$11	$33,107

Year ended Dec. 31, 2016 (continued)	CS Commodity Return	Deutsche Alt Asset Alloc VIP, Cl B	ET VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Investment income
Dividend income	$—	$3,043	$34,008	$22,849	$59,506
Variable account expenses	2,469	620	7,333	28,213	24,708
Investment income (loss) — net	(2,469)	2,423	26,675	(5,364)	34,798

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	71,924	76,022	251,476	860,104	650,529
Cost of investments sold	120,703	79,409	262,708	787,908	536,901
Net realized gain (loss) on sales of investments	(48,779)	(3,387)	(11,232)	72,196	113,628
Distributions from capital gains	—	—	—	326,863	233,304
Net change in unrealized appreciation or depreciation of investments	87,965	8,176	59,980	(137,681)	137,496
Net gain (loss) on investments	39,186	4,789	48,748	261,378	484,428
Net increase (decrease) in net assets resulting from operations	$36,717	$7,212	$75,423	$256,014	$519,226

See accompanying notes to financial statements.

30	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2016 (continued)	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
Investment income
Dividend income	$28,719	$23,992	$13,642	$16,934	$12,511
Variable account expenses	10,004	41,075	25,007	8,796	5,930
Investment income (loss) — net	18,715	(17,083)	(11,365)	8,138	6,581

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	395,898	1,023,004	1,014,395	179,594	279,301
Cost of investments sold	385,191	1,001,536	1,059,367	170,557	275,142
Net realized gain (loss) on sales of investments	10,707	21,468	(44,972)	9,037	4,159
Distributions from capital gains	115,449	372,313	273,878	2,142	1,741
Net change in unrealized appreciation or depreciation of investments	118,641	240,277	252,659	(92,787)	(71,938)
Net gain (loss) on investments	244,797	634,058	481,565	(81,608)	(66,038)
Net increase (decrease) in net assets resulting from operations	$263,512	$616,975	$470,200	$(73,470)	$(59,457)

Year ended Dec. 31, 2016 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Investment income
Dividend income	$128	$30,143	$5,349	$32,982	$18,136
Variable account expenses	—	15,486	964	11,675	14,078
Investment income (loss) — net	128	14,657	4,385	21,307	4,058

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,293	466,924	8,833	450,080	428,817
Cost of investments sold	7,489	474,282	9,519	436,146	435,601
Net realized gain (loss) on sales of investments	(196)	(7,358)	(686)	13,934	(6,784)
Distributions from capital gains	—	—	—	135,871	333,289
Net change in unrealized appreciation or depreciation of investments	395	(9,890)	10,026	66,681	256,600
Net gain (loss) on investments	199	(17,248)	9,340	216,486	583,105
Net increase (decrease) in net assets resulting from operations	$327	$(2,591)	$13,725	$237,793	$587,163

Year ended Dec. 31, 2016 (continued)	Temp Global Bond, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
Investment income
Dividend income	$—	$77,142	$400	$4,525	$29,950
Variable account expenses	770	38,254	371	2,598	14,140
Investment income (loss) — net	(770)	38,888	29	1,927	15,810

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	30,243	1,077,659	21,272	59,945	333,138
Cost of investments sold	33,074	1,133,568	22,504	59,193	290,537
Net realized gain (loss) on sales of investments	(2,831)	(55,909)	(1,232)	752	42,601
Distributions from capital gains	100	3,116	—	10,796	80,799
Net change in unrealized appreciation or depreciation of investments	6,775	702,693	1,143	67,075	86,723
Net gain (loss) on investments	4,044	649,900	(89)	78,623	210,123
Net increase (decrease) in net assets resulting from operations	$3,274	$688,788	$(60)	$80,550	$225,933

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	31

Statements of Operations

Year ended Dec. 31, 2016 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
Investment income
Dividend income	$—	$—	$260	$3,350	$75,973
Variable account expenses	2,969	4,744	691	2,093	86,973
Investment income (loss) — net	(2,969)	(4,744)	(431)	1,257	(11,000)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	89,751	209,111	39,775	80,871	1,311,937
Cost of investments sold	70,485	178,498	43,329	69,559	1,029,584
Net realized gain (loss) on sales of investments	19,266	30,613	(3,554)	11,312	282,353
Distributions from capital gains	40,747	73,385	—	20,142	680,971
Net change in unrealized appreciation or depreciation of investments	(54,869)	(91,461)	14,363	5,700	(53,095)
Net gain (loss) on investments	5,144	12,537	10,809	37,154	910,229
Net increase (decrease) in net assets resulting from operations	$2,175	$7,793	$10,378	$38,411	$899,229

Year ended Dec. 31, 2016 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy
Investment income
Dividend income	$14,181	$14,001	$—	$—	$2,438
Variable account expenses	6,966	8,195	3,629	2,852	622
Investment income (loss) — net	7,215	5,806	(3,629)	(2,852)	1,816

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	80,518	133,633	194,747	76,481	395,976
Cost of investments sold	65,839	124,243	180,321	75,887	464,014
Net realized gain (loss) on sales of investments	14,679	9,390	14,426	594	(68,038)
Distributions from capital gains	—	—	66,834	16,923	—
Net change in unrealized appreciation or depreciation of investments	103,203	(32,088)	(69,730)	(22,336)	63,870
Net gain (loss) on investments	117,882	(22,698)	11,530	(4,819)	(4,168)
Net increase (decrease) in net assets resulting from operations	$125,097	$(16,892)	$7,901	$(7,671)	$(2,352)

Year ended Dec. 31, 2016 (continued)	Janus Aspen Enterprise, Serv	Janus Aspen Flex Bond, Serv	Janus Aspen Gbl Alloc Mod, Serv	Janus Aspen Global Tech, Serv	Janus Aspen Res, Serv
Investment income
Dividend income	$126	$7	$16	$1,032	$1,776
Variable account expenses	3,041	—	—	7,522	3,696
Investment income (loss) — net	(2,915)	7	16	(6,490)	(1,920)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	105,941	1,087	56	269,029	118,647
Cost of investments sold	80,530	1,093	57	213,748	107,911
Net realized gain (loss) on sales of investments	25,411	(6)	(1)	55,281	10,736
Distributions from capital gains	42,417	—	33	39,869	29,697
Net change in unrealized appreciation or depreciation of investments	(7,502)	9	(14)	47,117	(40,623)
Net gain (loss) on investments	60,326	3	18	142,267	(190)
Net increase (decrease) in net assets resulting from operations	$57,411	$10	$34	$135,777	$(2,110)

See accompanying notes to financial statements.

32	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2016 (continued)	Janus Aspen Overseas, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Investment income
Dividend income	$90,241	$173	$7,300	$—	$53,307
Variable account expenses	12,456	557	12,090	9,393	10,040
Investment income (loss) — net	77,785	(384)	(4,790)	(9,393)	43,267

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	486,484	15,400	205,346	246,898	304,301
Cost of investments sold	739,202	15,778	221,589	266,659	322,091
Net realized gain (loss) on sales of investments	(252,718)	(378)	(16,243)	(19,761)	(17,790)
Distributions from capital gains	62,464	227	220,863	67,645	33,857
Net change in unrealized appreciation or depreciation of investments	(58,276)	2,149	(106,750)	71,159	85,314
Net gain (loss) on investments	(248,530)	1,998	97,870	119,043	101,381
Net increase (decrease) in net assets resulting from operations	$(170,745)	$1,614	$93,080	$109,650	$144,648

Year ended Dec. 31, 2016 (continued)	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT US Eq Index PW Strat, Cl S	NB AMT Soc Responsive, Cl S	Oppen Global VA, Serv
Investment income
Dividend income	$6,383	$—	$—	$43	$7,658
Variable account expenses	3,730	1,584	30	—	7,025
Investment income (loss) — net	2,653	(1,584)	(30)	43	633

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	166,757	25,713	3,488	1,504	99,479
Cost of investments sold	151,716	33,655	3,408	1,565	103,076
Net realized gain (loss) on sales of investments	15,041	(7,942)	80	(61)	(3,597)
Distributions from capital gains	—	10,128	46	318	67,900
Net change in unrealized appreciation or depreciation of investments	(8,853)	(21,797)	237	521	(68,462)
Net gain (loss) on investments	6,188	(19,611)	363	778	(4,159)
Net increase (decrease) in net assets resulting from operations	$8,841	$(21,195)	$333	$821	$(3,526)

Year ended Dec. 31, 2016 (continued)	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Investment income
Dividend income	$96,408	$2,428	$25,629	$51	$2,670
Variable account expenses	15,659	7,061	8,333	—	734
Investment income (loss) — net	80,749	(4,633)	17,296	51	1,936

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	351,500	140,543	342,756	12	68,714
Cost of investments sold	376,791	148,705	377,503	12	69,273
Net realized gain (loss) on sales of investments	(25,291)	(8,162)	(34,747)	—	(559)
Distributions from capital gains	—	37,380	—	—	—
Net change in unrealized appreciation or depreciation of investments	56,566	138,181	141,015	38	(349)
Net gain (loss) on investments	31,275	167,399	106,268	38	(908)
Net increase (decrease) in net assets resulting from operations	$112,024	$162,766	$123,564	$89	$1,028

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	33

Statements of Operations

Year ended Dec. 31, 2016 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Multi-Cap Gro, Cl IA	Put VT Multi-Cap Gro, Cl IB
Investment income
Dividend income	$—	$31,195	$8,340	$76,613	$3,242
Variable account expenses	6,510	3,553	1,585	69,913	1,537
Investment income (loss) — net	(6,510)	27,642	6,755	6,700	1,705

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	235,749	50,166	57,954	1,144,134	405,482
Cost of investments sold	238,241	55,185	63,745	875,970	351,893
Net realized gain (loss) on sales of investments	(2,492)	(5,019)	(5,791)	268,164	53,589
Distributions from capital gains	113,781	—	—	752,776	44,896
Net change in unrealized appreciation or depreciation of investments	(231,038)	46,134	(9,655)	(459,178)	(101,728)
Net gain (loss) on investments	(119,749)	41,115	(15,446)	561,762	(3,243)
Net increase (decrease) in net assets resulting from operations	$(126,259)	$68,757	$(8,691)	$568,462	$(1,538)

Year ended Dec. 31, 2016 (continued)	Royce Micro-Cap, Invest Cl	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
Investment income
Dividend income	$13,896	$17,480	$99	$—	$—
Variable account expenses	13,691	14,809	417	68,094	128,301
Investment income (loss) — net	205	2,671	(318)	(68,094)	(128,301)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	242,053	462,847	21,409	1,929,140	2,121,203
Cost of investments sold	274,587	502,845	16,542	1,668,474	1,659,829
Net realized gain (loss) on sales of investments	(32,534)	(39,998)	4,867	260,666	461,374
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	380,073	270,680	1,030	393,237	586,033
Net gain (loss) on investments	347,539	230,682	5,897	653,903	1,047,407
Net increase (decrease) in net assets resulting from operations	$347,744	$233,353	$5,579	$585,809	$919,106

Year ended Dec. 31, 2016 (continued)	VP AC Div Bond, Cl 2	VP AQR Man Fut Strategy, Cl 2	VP BR Gl Infl Prot Sec, Cl 2	VP BR Gl Infl Prot Sec, Cl 3	VP CenterSquare Real Est, Cl 2
Investment income
Dividend income	$1	$25	$—	$—	$814
Variable account expenses	—	—	—	5,658	—
Investment income (loss) — net	1	25	—	(5,658)	814

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	—	13	277	95,171	8,811
Cost of investments sold	—	15	385	128,803	9,733
Net realized gain (loss) on sales of investments	—	(2)	(108)	(33,632)	(922)
Distributions from capital gains	—	—	—	—	3,123
Net change in unrealized appreciation or depreciation of investments	2	(74)	279	93,869	(1,153)
Net gain (loss) on investments	2	(76)	171	60,237	1,048
Net increase (decrease) in net assets resulting from operations	$3	$(51)	$171	$54,579	$1,862

See	accompanying notes to financial statements.

34	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2016 (continued)	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4	VP DFA Intl Val, Cl 2	VP EV Floating Rate Inc, Cl 2
Investment income
Dividend income	$1,201	$—	$—	$146	$2,664
Variable account expenses	—	4,621	6,598	—	—
Investment income (loss) — net	1,201	(4,621)	(6,598)	146	2,664

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	23,833	214,832	267,382	2,468	7,555
Cost of investments sold	33,705	202,926	243,585	2,743	7,817
Net realized gain (loss) on sales of investments	(9,872)	11,906	23,797	(275)	(262)
Distributions from capital gains	49,417	—	—	21	—
Net change in unrealized appreciation or depreciation of investments	(40,908)	8,508	10,592	693	177
Net gain (loss) on investments	(1,363)	20,414	34,389	439	(85)
Net increase (decrease) in net assets resulting from operations	$(162)	$15,793	$27,791	$585	$2,579

Year ended Dec. 31, 2016 (continued)	VP Ptnrs Core Bond, Cl 2	VP Jennison Mid Cap Gro, Cl 2	VP Lazard Intl Eq Adv, Cl 2	VP Loomis Sayles Gro, Cl 2	VP MFS Blended Res Core Eq, Cl 2
Investment income
Dividend income	$76	$—	$1	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	76	—	1	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	341	13,561	—	4,463	171
Cost of investments sold	338	14,322	—	4,113	166
Net realized gain (loss) on sales of investments	3	(761)	—	350	5
Distributions from capital gains	7	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(10)	1,227	2	(222)	105
Net gain (loss) on investments	—	466	2	128	110
Net increase (decrease) in net assets resulting from operations	$76	$466	$3	$128	$110

Year ended Dec. 31, 2016 (continued)	VP MFS Blended Res Core Eq, Cl 3	VP MFS Val, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	2,929	—	160,893	279,807	183,877
Investment income (loss) — net	(2,929)	—	(160,893)	(279,807)	(183,877)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	67,714	3,184	3,413,530	4,767,616	4,485,195
Cost of investments sold	49,345	3,114	2,996,891	3,802,872	3,930,080
Net realized gain (loss) on sales of investments	18,369	70	416,639	964,744	555,115
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	16,701	5,890	611,558	753,189	865,520
Net gain (loss) on investments	35,070	5,960	1,028,197	1,717,933	1,420,635
Net increase (decrease) in net assets resulting from operations	$32,141	$5,960	$867,304	$1,438,126	$1,236,758

See	accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	35

Statements of Operations

Year ended Dec. 31, 2016 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP MS Adv, Cl 2	VP Multi-Mgr Div Inc, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$381
Variable account expenses	397,921	19,551	39,298	—	69
Investment income (loss) — net	(397,921)	(19,551)	(39,298)	—	312

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,536,786	615,824	970,058	47	1,494
Cost of investments sold	5,961,148	549,010	809,683	43	1,493
Net realized gain (loss) on sales of investments	1,575,638	66,814	160,375	4	1
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,251,491	41,542	45,400	31	756
Net gain (loss) on investments	2,827,129	108,356	205,775	35	757
Net increase (decrease) in net assets resulting from operations	$2,429,208	$88,805	$166,477	$35	$1,069

Year ended Dec. 31, 2016 (continued)	VP Multi-Mgr Int Rate Adapt, Cl 2	VP LA Capital Lg Cap Gro, Cl 2	VP Oppen Intl Gro, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2
Investment income
Dividend income	$80	$—	$729	$—	$—
Variable account expenses	12	—	—	—	—
Investment income (loss) — net	68	—	729	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	42	2,391	16,889	183	—
Cost of investments sold	43	2,382	18,090	189	—
Net realized gain (loss) on sales of investments	(1)	9	(1,201)	(6)	—
Distributions from capital gains	—	—	657	—	—
Net change in unrealized appreciation or depreciation of investments	(78)	(248)	(2,349)	98	38
Net gain (loss) on investments	(79)	(239)	(2,893)	92	38
Net increase (decrease) in net assets resulting from operations	$(11)	$(239)	$(2,164)	$92	$38

Year ended Dec. 31, 2016 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP Pyramis Intl Eq, Cl 2	VP T. Rowe Price Lg Cap Val, Cl 2	VP TCW Core Plus Bond, Cl 2	VP Vty Sycamore Estb Val, Cl 2
Investment income
Dividend income	$—	$321	$—	$8	$—
Variable account expenses	4,071	—	—	—	—
Investment income (loss) — net	(4,071)	321	—	8	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	99,475	299	4	59	1,077
Cost of investments sold	74,836	345	4	59	1,001
Net realized gain (loss) on sales of investments	24,639	(46)	—	—	76
Distributions from capital gains	—	—	—	3	—
Net change in unrealized appreciation or depreciation of investments	125,292	(813)	471	(11)	2,456
Net gain (loss) on investments	149,931	(859)	471	(8)	2,532
Net increase (decrease) in net assets resulting from operations	$145,860	$(538)	$471	$—	$2,532

See	accompanying notes to financial statements.

36	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Operations

Year ended Dec. 31, 2016 (continued)	VP Vty Sycamore Estb Val, Cl 3	VP WF Short Duration Govt, Cl 2	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
Investment income
Dividend income	$—	$1	$53,621	$—	$3,968
Variable account expenses	1,906	—	32,768	34,144	3,138
Investment income (loss) — net	(1,906)	1	20,853	(34,144)	830

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	53,901	14	1,039,981	1,090,931	111,025
Cost of investments sold	46,595	14	1,202,987	1,263,064	94,467
Net realized gain (loss) on sales of investments	7,306	—	(163,006)	(172,133)	16,558
Distributions from capital gains	—	1	381,715	1,492,056	12,246
Net change in unrealized appreciation or depreciation of investments	41,504	(1)	(331,758)	(620,147)	837
Net gain (loss) on investments	48,810	—	(113,049)	699,776	29,641
Net increase (decrease) in net assets resulting from operations	$46,904	$1	$(92,196)	$665,632	$30,471

Year ended Dec. 31, 2016 (continued)		WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income		$28,633	$19,096	$—	$38
Variable account expenses		6,932	6,034	4,377	—
Investment income (loss) — net		21,701	13,062	(4,377)	38

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales		189,952	136,953	252,686	234
Cost of investments sold		203,264	121,766	271,986	223
Net realized gain (loss) on sales of investments		(13,312)	15,187	(19,300)	11
Distributions from capital gains		77,498	94,807	71,738	—
Net change in unrealized appreciation or depreciation of investments		(56,347)	(18,353)	3,396	16
Net gain (loss) on investments		7,839	91,641	55,834	27
Net increase (decrease) in net assets resulting from operations		$29,540	$104,703	$51,457	$65

See	accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	37

Statements of Changes in Net Assets

Year ended Dec. 31, 2016	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$1	$4,933	$14,084	$(1,955)	$6,385
Net realized gain (loss) on sales of investments	—	91,828	(62,600)	5,740	(11,593)
Distributions from capital gains	—	142,159	—	31,834	—
Net change in unrealized appreciation or depreciation of investments	11	(13,554)	863	(31,374)	126,500
Net increase (decrease) in net assets resulting from operations	12	225,366	(47,653)	4,245	121,292

Contract transactions
Contract purchase payments	—	99,039	243,839	22,295	24,156
Net transfers(1)	(1)	(36,445)	(123,910)	(19,395)	118,555
Transfers for policy loans	—	(6,477)	4,098	365	12,120
Policy charges	—	(52,252)	(108,878)	(10,829)	(7,532)
Contract terminations:
Surrender benefits	—	(312,485)	(136,206)	(26,656)	(13,591)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1)	(308,620)	(121,057)	(34,220)	133,708
Net assets at beginning of year	372	2,361,082	3,229,278	311,488	227,353
Net assets at end of year	$383	$2,277,828	$3,060,568	$281,513	$482,353

Accumulation unit activity
Units outstanding at beginning of year	—	1,232,318	2,088,647	154,778	373,471
Contract purchase payments	—	47,616	161,995	10,893	32,805
Net transfers(1)	—	(18,357)	(77,388)	(14,284)	171,390
Transfers for policy loans	—	(1,711)	3,010	110	18,828
Policy charges	—	(25,789)	(74,821)	(5,516)	(10,041)
Contract terminations:
Surrender benefits	—	(135,571)	(89,493)	(9,775)	(18,038)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	1,098,506	2,011,950	136,206	568,415

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

38	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Operations
Investment income (loss) — net	$2,555	$1,175	$38,470	$19,871	$1,864
Net realized gain (loss) on sales of investments	17,235	6,433	137,595	76,986	(25,319)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(65,477)	(42,607)	515,194	274,160	54,660
Net increase (decrease) in net assets resulting from operations	(45,687)	(34,999)	691,259	371,017	31,205

Contract transactions
Contract purchase payments	27,974	57,159	162,921	123,640	216,708
Net transfers(1)	(59,425)	67,731	(196,626)	(116,921)	(400,424)
Transfers for policy loans	(411)	(651)	(13,912)	(298)	(5,762)
Policy charges	(22,676)	(17,923)	(144,993)	(49,256)	(12,469)
Contract terminations:
Surrender benefits	(24,457)	(15,710)	(97,253)	(109,495)	(5,378)
Death benefits	—	—	(3,621)	—	—
Increase (decrease) from contract transactions	(78,995)	90,606	(293,484)	(152,330)	(207,325)
Net assets at beginning of year	791,646	561,069	3,740,279	1,989,383	523,193
Net assets at end of year	$666,964	$616,676	$4,138,054	$2,208,070	$347,073

Accumulation unit activity
Units outstanding at beginning of year	544,641	390,081	1,469,427	1,329,375	504,816
Contract purchase payments	19,289	38,359	60,658	72,730	194,773
Net transfers(1)	(44,266)	107,246	(72,788)	(2,670)	(339,973)
Transfers for policy loans	2,020	(490)	(4,459)	(1,455)	(5,988)
Policy charges	(15,387)	(15,073)	(53,449)	(33,887)	(11,489)
Contract terminations:
Surrender benefits	(17,074)	(15,467)	(36,900)	(74,653)	(5,339)
Death benefits	—	—	(1,481)	—	—
Units outstanding at end of year	489,223	504,656	1,361,008	1,289,440	336,800

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	39

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$4,113	$(133,673)	$—	$—	$—
Net realized gain (loss) on sales of investments	5,387	585,512	132	170	584
Distributions from capital gains	10,487	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	6,523	387,561	761	1,137	9,295
Net increase (decrease) in net assets resulting from operations	26,510	839,400	893	1,307	9,879

Contract transactions
Contract purchase payments	22,539	886,204	264	3,785	22,479
Net transfers(1)	(27,680)	742,152	(56)	3,618	10,688
Transfers for policy loans	(766)	114,614	(4,378)	3,340	(1,649)
Policy charges	(36,785)	(1,076,194)	(210)	(1,170)	(5,165)
Contract terminations:
Surrender benefits	(14,785)	(956,915)	—	—	—
Death benefits	—	(14,148)	—	—	—
Increase (decrease) from contract transactions	(57,477)	(304,287)	(4,380)	9,573	26,353
Net assets at beginning of year	409,231	15,448,468	10,000	9,883	99,133
Net assets at end of year	$378,264	$15,983,581	$6,513	$20,763	$135,365

Accumulation unit activity
Units outstanding at beginning of year	252,830	9,546,339	16,790	7,784	65,800
Contract purchase payments	13,361	534,839	412	2,926	14,636
Net transfers(1)	(19,478)	377,373	(84)	2,871	7,405
Transfers for policy loans	(682)	64,226	(7,095)	2,399	(1,117)
Policy charges	(23,842)	(657,387)	(323)	(895)	(3,388)
Contract terminations:
Surrender benefits	(6,912)	(587,058)	—	—	—
Death benefits	—	(8,555)	—	—	—
Units outstanding at end of year	215,277	9,269,777	9,700	15,085	83,336

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

40	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(194,351)	$—	$—	$(78,979)	$2
Net realized gain (loss) on sales of investments	1,140,283	—	285	655,475	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	617,292	(18)	1,041	789,667	7
Net increase (decrease) in net assets resulting from operations	1,563,224	(18)	1,326	1,366,163	9

Contract transactions
Contract purchase payments	1,263,187	115	675	629,963	—
Net transfers(1)	(792,879)	—	189	(684,207)	—
Transfers for policy loans	48,319	—	9,086	(35,128)	—
Policy charges	(1,490,176)	—	(624)	(477,521)	—
Contract terminations:
Surrender benefits	(1,244,735)	—	—	(509,215)	—
Death benefits	(38,584)	—	—	(3,288)	—
Increase (decrease) from contract transactions	(2,254,868)	115	9,326	(1,079,396)	—
Net assets at beginning of year	24,112,862	616	9,280	11,355,898	73
Net assets at end of year	$23,421,218	$713	$19,932	$11,642,665	$82

Accumulation unit activity
Units outstanding at beginning of year	17,119,380	617	6,917	5,164,529	—
Contract purchase payments	902,839	119	459	267,191	—
Net transfers(1)	(540,784)	—	129	(212,366)	—
Transfers for policy loans	49,778	—	6,030	(14,125)	—
Policy charges	(1,096,535)	—	(434)	(205,002)	—
Contract terminations:
Surrender benefits	(831,131)	—	—	(212,386)	—
Death benefits	(25,387)	—	—	(1,332)	—
Units outstanding at end of year	15,578,160	736	13,101	4,786,509	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	41

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$57	$(14,218)	$—	$(12,148)	$3
Net realized gain (loss) on sales of investments	(373)	(28,821)	(131)	(58,561)	—
Distributions from capital gains	—	—	871	49,520	—
Net change in unrealized appreciation or depreciation of investments	4,408	149,777	(1,291)	(10,659)	—
Net increase (decrease) in net assets resulting from operations	4,092	106,738	(551)	(31,848)	3

Contract transactions
Contract purchase payments	24,157	193,157	6,094	107,000	11,835
Net transfers(1)	2,006	(133,578)	7,036	(18,018)	13,627
Transfers for policy loans	(1,803)	2,678	(2,314)	(8,475)	—
Policy charges	(7,203)	(92,582)	(1,077)	(75,212)	(5,781)
Contract terminations:
Surrender benefits	(35)	(114,476)	—	(71,064)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	17,122	(144,801)	9,739	(65,769)	19,681
Net assets at beginning of year	71,259	2,386,771	22,757	1,823,968	15,668
Net assets at end of year	$92,473	$2,348,708	$31,945	$1,726,351	$35,352

Accumulation unit activity
Units outstanding at beginning of year	76,438	1,125,013	26,004	1,357,778	13,667
Contract purchase payments	24,898	85,757	6,885	79,293	11,834
Net transfers(1)	2,511	(21,307)	7,821	18,175	13,626
Transfers for policy loans	(1,705)	6,673	(2,517)	(7,158)	—
Policy charges	(7,462)	(41,563)	(1,190)	(52,652)	(5,781)
Contract terminations:
Surrender benefits	(35)	(52,992)	—	(48,591)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	94,645	1,101,581	37,003	1,346,845	33,346

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

42	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(19,302)	$5,665	$160,893	$(485)	$105,510
Net realized gain (loss) on sales of investments	58	(187)	(16,381)	(29,304)	(31,267)
Distributions from capital gains	—	—	—	161	47,721
Net change in unrealized appreciation or depreciation of investments	(57)	4,715	167,149	45,463	(38,295)
Net increase (decrease) in net assets resulting from operations	(19,301)	10,193	311,661	15,835	83,669

Contract transactions
Contract purchase payments	271,507	19,222	137,279	8,891	36,762
Net transfers(1)	460,515	9,764	5,969	(340,561)	368,950
Transfers for policy loans	4,575	(3,539)	(28,507)	627	570
Policy charges	(281,909)	(5,185)	(110,073)	(3,999)	(28,154)
Contract terminations:
Surrender benefits	(310,888)	(8)	(163,441)	(103)	(35,679)
Death benefits	(12,634)	—	(1,338)	—	—
Increase (decrease) from contract transactions	131,166	20,254	(160,111)	(335,145)	342,449
Net assets at beginning of year	2,906,262	75,402	2,978,339	324,743	744,555
Net assets at end of year	$3,018,127	$105,849	$3,129,889	$5,433	$1,170,673

Accumulation unit activity
Units outstanding at beginning of year	2,865,170	67,968	1,582,766	357,968	434,272
Contract purchase payments	267,565	16,054	64,956	9,126	19,851
Net transfers(1)	447,757	8,704	6,879	(359,082)	221,090
Transfers for policy loans	5,192	(2,867)	(14,048)	715	212
Policy charges	(276,375)	(4,397)	(51,354)	(4,348)	(15,987)
Contract terminations:
Surrender benefits	(299,262)	(7)	(80,613)	—	(19,160)
Death benefits	(12,610)	—	(598)	—	—
Units outstanding at end of year	2,997,437	85,455	1,507,988	4,379	640,278

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	43

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$58	$77,203	$—	$(14,990)	$(42,652)
Net realized gain (loss) on sales of investments	1	(16,642)	755	129,226	482,766
Distributions from capital gains	2	4,858	—	—	—
Net change in unrealized appreciation or depreciation of investments	3	227,295	81	(108,532)	255,334
Net increase (decrease) in net assets resulting from operations	64	292,714	836	5,704	695,448

Contract transactions
Contract purchase payments	1,101	414,767	7,283	118,236	363,545
Net transfers(1)	3,223	385,330	(2,019)	(48,228)	1,042,780
Transfers for policy loans	—	(18,859)	—	(7,375)	(95,393)
Policy charges	(436)	(443,044)	(1,913)	(76,679)	(176,407)
Contract terminations:
Surrender benefits	—	(377,872)	—	(109,760)	(351,679)
Death benefits	—	(3,907)	—	—	(25,044)
Increase (decrease) from contract transactions	3,888	(43,585)	3,351	(123,806)	757,802
Net assets at beginning of year	1,138	7,662,689	12,454	2,268,466	6,423,945
Net assets at end of year	$5,090	$7,911,818	$16,641	$2,150,364	$7,877,195

Accumulation unit activity
Units outstanding at beginning of year	1,030	5,055,349	7,846	1,590,696	3,491,432
Contract purchase payments	1,015	256,697	4,676	87,317	187,114
Net transfers(1)	3,018	279,848	(908)	(82,597)	556,259
Transfers for policy loans	—	(12,289)	—	(7,539)	(37,366)
Policy charges	(403)	(273,743)	(1,236)	(58,655)	(91,270)
Contract terminations:
Surrender benefits	—	(231,384)	—	(77,985)	(187,392)
Death benefits	—	(2,688)	—	—	(9,254)
Units outstanding at end of year	4,660	5,071,790	10,378	1,451,237	3,909,523

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

44	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2
Operations
Investment income (loss) — net	$10,457	$1	$(246)	$(434)	$(10,424)
Net realized gain (loss) on sales of investments	(813)	—	1,433	(852)	(3,557)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,446	1	474	3,395	43,811
Net increase (decrease) in net assets resulting from operations	15,090	2	1,661	2,109	29,830

Contract transactions
Contract purchase payments	39,381	—	234	3,329	44,691
Net transfers(1)	53,614	—	33,806	47,345	(41,582)
Transfers for policy loans	(638)	—	8	—	(300)
Policy charges	(4,747)	—	(245)	(823)	(13,034)
Contract terminations:
Surrender benefits	(5,278)	—	(28,309)	(19,646)	(45,484)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	82,332	—	5,494	30,205	(55,709)
Net assets at beginning of year	281,182	78	29,532	30,135	1,317,619
Net assets at end of year	$378,604	$80	$36,687	$62,449	$1,291,740

Accumulation unit activity
Units outstanding at beginning of year	302,219	—	29,783	30,623	1,364,229
Contract purchase payments	38,283	—	232	3,332	45,861
Net transfers(1)	60,312	—	34,042	49,155	(45,549)
Transfers for policy loans	(663)	—	8	—	(307)
Policy charges	(4,981)	—	(242)	(825)	(13,436)
Contract terminations:
Surrender benefits	(5,652)	—	(27,798)	(20,147)	(46,967)
Death benefits	—	—	—	—	—
Units outstanding at end of year	389,518	—	36,025	62,138	1,303,831

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	45

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Man Vol Mod Gro, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2	Col VP Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$(2,400)	$—	$(3,227)	$—	$(4,683)
Net realized gain (loss) on sales of investments	(2,608)	60	12,556	257	22,704
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	21,705	166	(2,022)	1,976	60,820
Net increase (decrease) in net assets resulting from operations	16,697	226	7,307	2,233	78,841

Contract transactions
Contract purchase payments	55,203	1,926	38,582	10,290	46,641
Net transfers(1)	37,944	248	35,854	(2,438)	31,719
Transfers for policy loans	68	—	(4,384)	—	(4,948)
Policy charges	(28,297)	(512)	(18,428)	(2,158)	(21,749)
Contract terminations:
Surrender benefits	(43,232)	—	(18,335)	—	(18,890)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	21,686	1,662	33,289	5,694	32,773
Net assets at beginning of year	584,022	6,269	533,200	11,073	596,828
Net assets at end of year	$622,405	$8,157	$573,796	$19,000	$708,442

Accumulation unit activity
Units outstanding at beginning of year	594,984	4,279	216,899	7,353	350,157
Contract purchase payments	55,225	1,340	15,873	6,544	26,846
Net transfers(1)	37,241	192	29,867	(1,441)	14,324
Transfers for policy loans	68	—	(1,271)	—	(2,260)
Policy charges	(28,575)	(354)	(7,771)	(1,374)	(12,528)
Contract terminations:
Surrender benefits	(44,013)	—	(6,642)	—	(7,589)
Death benefits	—	—	—	—	—
Units outstanding at end of year	614,930	5,457	246,955	11,082	368,950

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

46	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Select Intl Eq, Cl 2	Col VP Select Intl Eq, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$312	$35,517	$—	$(2,582)	$—
Net realized gain (loss) on sales of investments	(87)	162,147	99	9,791	28
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,005)	(630,585)	4,826	66,424	2,365
Net increase (decrease) in net assets resulting from operations	(780)	(432,921)	4,925	73,633	2,393

Contract transactions
Contract purchase payments	8,481	350,438	9,427	31,394	12,174
Net transfers(1)	18,011	(266,478)	555	(8,487)	(4,403)
Transfers for policy loans	—	14,499	—	(2,491)	—
Policy charges	(2,521)	(349,993)	(3,407)	(11,254)	(2,748)
Contract terminations:
Surrender benefits	(17)	(275,977)	(18)	(16,055)	(27)
Death benefits	—	(865)	—	—	—
Increase (decrease) from contract transactions	23,954	(528,376)	6,557	(6,893)	4,996
Net assets at beginning of year	7,114	6,304,045	20,618	392,742	14,333
Net assets at end of year	$30,288	$5,342,748	$32,100	$459,482	$21,722

Accumulation unit activity
Units outstanding at beginning of year	5,855	6,184,230	13,948	198,424	9,158
Contract purchase payments	7,460	365,625	6,056	19,543	7,488
Net transfers(1)	15,521	(297,624)	369	(7,357)	(2,712)
Transfers for policy loans	—	18,333	—	(597)	—
Policy charges	(2,220)	(376,147)	(2,210)	(6,028)	(1,706)
Contract terminations:
Surrender benefits	(15)	(295,714)	(11)	(8,161)	(17)
Death benefits	—	(960)	—	—	—
Units outstanding at end of year	26,601	5,597,743	18,152	195,824	12,211

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	47

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$(6,468)	$904	$—	$13	$35,968
Net realized gain (loss) on sales of investments	42,614	(624)	(91)	—	4,144
Distributions from capital gains	—	480	—	4	12,569
Net change in unrealized appreciation or depreciation of investments	87,124	(96)	1,525	(6)	(19,574)
Net increase (decrease) in net assets resulting from operations	123,270	664	1,434	11	33,107

Contract transactions
Contract purchase payments	74,444	3,301	3,146	219	93,663
Net transfers(1)	(57,325)	(750)	(1,048)	—	9,434
Transfers for policy loans	9,819	—	—	—	(5,931)
Policy charges	(38,548)	(1,033)	(534)	(29)	(93,065)
Contract terminations:
Surrender benefits	(57,347)	—	—	—	(102,877)
Death benefits	—	—	—	—	(1,274)
Increase (decrease) from contract transactions	(68,957)	1,518	1,564	190	(100,050)
Net assets at beginning of year	1,097,876	7,081	7,107	394	1,705,204
Net assets at end of year	$1,152,189	$9,263	$10,105	$595	$1,638,261

Accumulation unit activity
Units outstanding at beginning of year	418,782	6,876	5,248	301	1,431,364
Contract purchase payments	27,674	3,010	2,305	204	76,954
Net transfers(1)	(29,087)	(682)	(804)	—	15,203
Transfers for policy loans	2,632	—	—	—	(4,840)
Policy charges	(14,538)	(956)	(388)	(27)	(75,232)
Contract terminations:
Surrender benefits	(22,152)	—	—	—	(84,359)
Death benefits	—	—	—	—	(1,106)
Units outstanding at end of year	383,311	8,248	6,361	478	1,357,984

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

48	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	CS Commodity Return	Deutsche Alt Asset Alloc VIP, Cl B	ET VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Operations
Investment income (loss) — net	$(2,469)	$2,423	$26,675	$(5,364)	$34,798
Net realized gain (loss) on sales of investments	(48,779)	(3,387)	(11,232)	72,196	113,628
Distributions from capital gains	—	—	—	326,863	233,304
Net change in unrealized appreciation or depreciation of investments	87,965	8,176	59,980	(137,681)	137,496
Net increase (decrease) in net assets resulting from operations	36,717	7,212	75,423	256,014	519,226

Contract transactions
Contract purchase payments	32,725	21,792	39,245	212,757	179,355
Net transfers(1)	(23,748)	(37,578)	(318)	(454,247)	(251,278)
Transfers for policy loans	347	(2,384)	(11,879)	(29,100)	(45,389)
Policy charges	(11,247)	(7,135)	(29,126)	(112,597)	(164,168)
Contract terminations:
Surrender benefits	(17,035)	(8,448)	(15,947)	(180,053)	(217,021)
Death benefits	—	—	—	—	(7,973)
Increase (decrease) from contract transactions	(18,958)	(33,753)	(18,025)	(563,240)	(506,474)
Net assets at beginning of year	323,666	148,654	1,032,334	4,109,689	3,899,690
Net assets at end of year	$341,425	$122,113	$1,089,732	$3,802,463	$3,912,442

Accumulation unit activity
Units outstanding at beginning of year	625,626	159,298	781,360	2,431,120	1,849,765
Contract purchase payments	64,173	21,917	29,661	129,138	83,470
Net transfers(1)	(45,493)	(40,269)	(9,663)	(257,554)	(129,042)
Transfers for policy loans	859	(2,173)	(9,933)	(12,745)	(20,240)
Policy charges	(20,406)	(7,283)	(21,089)	(67,480)	(79,284)
Contract terminations:
Surrender benefits	(29,090)	(8,928)	(10,551)	(102,014)	(98,216)
Death benefits	—	—	—	—	(3,037)
Units outstanding at end of year	595,669	122,562	759,785	2,120,465	1,603,416

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	49

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
Operations
Investment income (loss) — net	$18,715	$(17,083)	$(11,365)	$8,138	$6,581
Net realized gain (loss) on sales of investments	10,707	21,468	(44,972)	9,037	4,159
Distributions from capital gains	115,449	372,313	273,878	2,142	1,741
Net change in unrealized appreciation or depreciation of investments	118,641	240,277	252,659	(92,787)	(71,938)
Net increase (decrease) in net assets resulting from operations	263,512	616,975	470,200	(73,470)	(59,457)

Contract transactions
Contract purchase payments	79,150	224,457	260,659	71,892	71,625
Net transfers(1)	(136,529)	(459,183)	(228,834)	7,482	(25,594)
Transfers for policy loans	13,350	(55,606)	3,108	(17,324)	7,456
Policy charges	(53,503)	(232,290)	(120,749)	(47,074)	(20,142)
Contract terminations:
Surrender benefits	(90,391)	(312,587)	(216,512)	(53,233)	(32,856)
Death benefits	—	(8,724)	—	(2,487)	—
Increase (decrease) from contract transactions	(187,923)	(843,933)	(302,328)	(40,744)	489
Net assets at beginning of year	1,896,881	6,143,099	4,395,230	1,329,061	1,036,233
Net assets at end of year	$1,972,470	$5,916,141	$4,563,102	$1,214,847	$977,265

Accumulation unit activity
Units outstanding at beginning of year	1,427,288	2,036,844	2,775,438	829,264	754,383
Contract purchase payments	57,423	73,924	161,208	46,694	57,879
Net transfers(1)	(56,838)	(142,325)	145,327	9,844	60,089
Transfers for policy loans	11,039	(19,580)	8,589	(10,255)	6,797
Policy charges	(40,191)	(74,654)	(80,996)	(31,932)	(17,207)
Contract terminations:
Surrender benefits	(76,824)	(106,010)	(168,801)	(35,480)	(29,225)
Death benefits	—	(3,332)	—	(1,771)	—
Units outstanding at end of year	1,321,897	1,764,867	2,840,765	806,364	832,716

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$128	$14,657	$4,385	$21,307	$4,058
Net realized gain (loss) on sales of investments	(196)	(7,358)	(686)	13,934	(6,784)
Distributions from capital gains	—	—	—	135,871	333,289
Net change in unrealized appreciation or depreciation of investments	395	(9,890)	10,026	66,681	256,600
Net increase (decrease) in net assets resulting from operations	327	(2,591)	13,725	237,793	587,163

Contract transactions
Contract purchase payments	790	143,640	7,979	114,048	113,735
Net transfers(1)	143	(45,670)	44,761	(223,183)	(155,915)
Transfers for policy loans	(7,157)	10,081	794	(10,394)	(10,376)
Policy charges	(205)	(95,123)	(3,837)	(40,143)	(70,106)
Contract terminations:
Surrender benefits	—	(163,148)	—	(95,383)	(76,173)
Death benefits	—	(662)	—	—	—
Increase (decrease) from contract transactions	(6,429)	(150,882)	49,697	(255,055)	(198,835)
Net assets at beginning of year	9,940	2,561,936	85,638	1,729,115	2,134,099
Net assets at end of year	$3,838	$2,408,463	$149,060	$1,711,853	$2,522,427

Accumulation unit activity
Units outstanding at beginning of year	9,609	1,194,623	96,617	899,109	850,482
Contract purchase payments	725	65,364	8,403	56,603	39,962
Net transfers(1)	136	(22,731)	46,954	(111,630)	(35,369)
Transfers for policy loans	(6,896)	8,556	849	(4,700)	(3,386)
Policy charges	(187)	(42,424)	(4,128)	(20,503)	(24,727)
Contract terminations:
Surrender benefits	—	(70,562)	—	(44,253)	(27,156)
Death benefits	—	(277)	—	—	—
Units outstanding at end of year	3,387	1,132,549	148,695	774,626	799,806

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	51

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Temp Global Bond, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
Operations
Investment income (loss) — net	$(770)	$38,888	$29	$1,927	$15,810
Net realized gain (loss) on sales of investments	(2,831)	(55,909)	(1,232)	752	42,601
Distributions from capital gains	100	3,116	—	10,796	80,799
Net change in unrealized appreciation or depreciation of investments	6,775	702,693	1,143	67,075	86,723
Net increase (decrease) in net assets resulting from operations	3,274	688,788	(60)	80,550	225,933

Contract transactions
Contract purchase payments	3,622	279,387	2,142	16,647	105,054
Net transfers(1)	52,228	(336,529)	23,531	(15,023)	(46,441)
Transfers for policy loans	(73)	(29,239)	(581)	(11,590)	(56,058)
Policy charges	(1,571)	(176,922)	(646)	(13,342)	(80,972)
Contract terminations:
Surrender benefits	(2,997)	(285,536)	—	(12,001)	(72,919)
Death benefits	—	(1,444)	—	—	—
Increase (decrease) from contract transactions	51,209	(550,283)	24,446	(35,309)	(151,336)
Net assets at beginning of year	60,635	5,805,178	31,761	377,932	2,300,491
Net assets at end of year	$115,118	$5,943,683	$56,147	$423,173	$2,375,088

Accumulation unit activity
Units outstanding at beginning of year	64,206	2,084,911	34,537	146,505	1,109,275
Contract purchase payments	3,927	98,280	2,379	6,103	50,740
Net transfers(1)	57,202	(58,671)	25,925	(6,134)	(31,355)
Transfers for policy loans	(79)	(10,706)	(633)	(4,001)	(32,742)
Policy charges	(1,703)	(64,347)	(719)	(4,902)	(39,586)
Contract terminations:
Surrender benefits	(3,257)	(94,014)	—	(4,491)	(22,951)
Death benefits	—	(554)	—	—	—
Units outstanding at end of year	120,296	1,954,899	61,489	133,080	1,033,381

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
Operations
Investment income (loss) — net	$(2,969)	$(4,744)	$(431)	$1,257	$(11,000)
Net realized gain (loss) on sales of investments	19,266	30,613	(3,554)	11,312	282,353
Distributions from capital gains	40,747	73,385	—	20,142	680,971
Net change in unrealized appreciation or depreciation of investments	(54,869)	(91,461)	14,363	5,700	(53,095)
Net increase (decrease) in net assets resulting from operations	2,175	7,793	10,378	38,411	899,229

Contract transactions
Contract purchase payments	18,289	49,684	11,606	9,735	505,012
Net transfers(1)	(34,303)	(54,269)	38,940	(52,032)	(407,640)
Transfers for policy loans	2,116	(6,620)	(7,410)	(2,134)	2,407
Policy charges	(18,792)	(18,534)	(1,088)	(7,104)	(544,802)
Contract terminations:
Surrender benefits	(37,968)	(24,437)	—	(6,070)	(589,584)
Death benefits	—	—	—	—	(19,834)
Increase (decrease) from contract transactions	(70,658)	(54,176)	42,048	(57,605)	(1,054,441)
Net assets at beginning of year	530,908	864,862	97,879	294,394	10,319,391
Net assets at end of year	$462,425	$818,479	$150,305	$275,200	$10,164,179

Accumulation unit activity
Units outstanding at beginning of year	349,228	621,395	100,653	199,337	3,930,004
Contract purchase payments	12,367	37,060	11,423	6,733	185,015
Net transfers(1)	(23,667)	(33,297)	37,353	(41,528)	(162,842)
Transfers for policy loans	1,428	(6,216)	(7,328)	(776)	451
Policy charges	(12,750)	(13,841)	(1,021)	(4,550)	(197,974)
Contract terminations:
Surrender benefits	(27,194)	(18,390)	—	(2,847)	(217,756)
Death benefits	—	—	—	—	(7,025)
Units outstanding at end of year	299,412	586,711	141,080	156,369	3,529,873

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	53

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy
Operations
Investment income (loss) — net	$7,215	$5,806	$(3,629)	$(2,852)	$1,816
Net realized gain (loss) on sales of investments	14,679	9,390	14,426	594	(68,038)
Distributions from capital gains	—	—	66,834	16,923	—
Net change in unrealized appreciation or depreciation of investments	103,203	(32,088)	(69,730)	(22,336)	63,870
Net increase (decrease) in net assets resulting from operations	125,097	(16,892)	7,901	(7,671)	(2,352)

Contract transactions
Contract purchase payments	43,524	58,216	27,391	29,849	176,331
Net transfers(1)	420,737	53,798	178,669	(8,227)	(354,372)
Transfers for policy loans	81,671	(2,693)	12,621	4,007	4,470
Policy charges	(23,612)	(31,461)	(17,600)	(18,079)	(6,946)
Contract terminations:
Surrender benefits	(15,621)	(33,750)	(9,459)	(11,636)	(11,155)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	506,699	44,110	191,622	(4,086)	(191,672)
Net assets at beginning of year	649,145	1,159,547	441,989	407,125	279,493
Net assets at end of year	$1,280,941	$1,186,765	$641,512	$395,368	$85,469

Accumulation unit activity
Units outstanding at beginning of year	406,877	859,771	309,388	177,388	304,667
Contract purchase payments	25,680	42,864	19,773	13,764	196,004
Net transfers(1)	250,558	48,492	132,389	(7,532)	(385,370)
Transfers for policy loans	48,258	(2,827)	8,986	1,615	4,812
Policy charges	(13,968)	(23,822)	(12,621)	(8,052)	(7,614)
Contract terminations:
Surrender benefits	(9,410)	(28,349)	(6,430)	(4,965)	(13,431)
Death benefits	—	—	—	—	—
Units outstanding at end of year	707,995	896,129	451,485	172,218	99,068

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Janus Aspen Enterprise, Serv	Janus Aspen Flex Bond, Serv	Janus Aspen Gbl Alloc Mod, Serv	Janus Aspen Global Tech, Serv	Janus Aspen Res, Serv
Operations
Investment income (loss) — net	$(2,915)	$7	$16	$(6,490)	$(1,920)
Net realized gain (loss) on sales of investments	25,411	(6)	(1)	55,281	10,736
Distributions from capital gains	42,417	—	33	39,869	29,697
Net change in unrealized appreciation or depreciation of investments	(7,502)	9	(14)	47,117	(40,623)
Net increase (decrease) in net assets resulting from operations	57,411	10	34	135,777	(2,110)

Contract transactions
Contract purchase payments	15,679	121	776	58,197	20,457
Net transfers(1)	(22,601)	1,059	426	(105,223)	(52,468)
Transfers for policy loans	(16,871)	—	—	(16,053)	2,987
Policy charges	(17,749)	(22)	(17)	(41,380)	(20,606)
Contract terminations:
Surrender benefits	(18,481)	(8)	—	(44,914)	(19,534)
Death benefits	—	—	—	(6,485)	—
Increase (decrease) from contract transactions	(60,023)	1,150	1,185	(155,858)	(69,164)
Net assets at beginning of year	534,762	245	133	1,152,951	506,500
Net assets at end of year	$532,150	$1,405	$1,352	$1,132,870	$435,226

Accumulation unit activity
Units outstanding at beginning of year	225,856	158	38	767,932	297,585
Contract purchase payments	6,124	112	660	39,148	12,703
Net transfers(1)	(12,473)	987	362	(79,018)	(33,268)
Transfers for policy loans	(4,337)	—	—	(14,935)	1,711
Policy charges	(8,316)	(20)	(14)	(28,661)	(12,724)
Contract terminations:
Surrender benefits	(12,406)	(8)	—	(16,187)	(10,798)
Death benefits	—	—	—	(1,968)	—
Units outstanding at end of year	194,448	1,229	1,046	666,311	255,209

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	55

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Janus Aspen Overseas, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$77,785	$(384)	$(4,790)	$(9,393)	$43,267
Net realized gain (loss) on sales of investments	(252,718)	(378)	(16,243)	(19,761)	(17,790)
Distributions from capital gains	62,464	227	220,863	67,645	33,857
Net change in unrealized appreciation or depreciation of investments	(58,276)	2,149	(106,750)	71,159	85,314
Net increase (decrease) in net assets resulting from operations	(170,745)	1,614	93,080	109,650	144,648

Contract transactions
Contract purchase payments	123,674	3,864	70,790	75,295	116,517
Net transfers(1)	(158,682)	20,520	75,524	(55,221)	(5,900)
Transfers for policy loans	8,738	(509)	(7,562)	4,308	(37,964)
Policy charges	(71,971)	(3,414)	(62,943)	(46,248)	(85,435)
Contract terminations:
Surrender benefits	(131,962)	(5,172)	(60,074)	(106,103)	(104,242)
Death benefits	(877)	—	(423)	(8,273)	—
Increase (decrease) from contract transactions	(231,080)	15,289	15,312	(136,242)	(117,024)
Net assets at beginning of year	2,282,613	52,611	1,823,612	1,461,599	1,394,509
Net assets at end of year	$1,880,788	$69,514	$1,932,004	$1,435,007	$1,422,133

Accumulation unit activity
Units outstanding at beginning of year	1,624,674	53,439	1,862,917	691,599	580,641
Contract purchase payments	95,744	3,976	70,491	36,124	45,414
Net transfers(1)	(118,693)	20,693	73,140	(32,034)	3,056
Transfers for policy loans	7,520	(513)	(7,391)	1,245	(14,933)
Policy charges	(55,293)	(3,448)	(62,423)	(20,985)	(29,992)
Contract terminations:
Surrender benefits	(91,109)	(5,124)	(59,681)	(50,677)	(35,118)
Death benefits	(605)	—	(420)	(2,652)	—
Units outstanding at end of year	1,462,238	69,023	1,876,633	622,620	549,068

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT US Eq Index PW Strat, Cl S	NB AMT Soc Responsive, Cl S	Oppen Global VA, Serv
Operations
Investment income (loss) — net	$2,653	$(1,584)	$(30)	$43	$633
Net realized gain (loss) on sales of investments	15,041	(7,942)	80	(61)	(3,597)
Distributions from capital gains	—	10,128	46	318	67,900
Net change in unrealized appreciation or depreciation of investments	(8,853)	(21,797)	237	521	(68,462)
Net increase (decrease) in net assets resulting from operations	8,841	(21,195)	333	821	(3,526)

Contract transactions
Contract purchase payments	22,607	18,323	872	1,379	80,143
Net transfers(1)	(38,803)	(15,032)	7,058	463	68,650
Transfers for policy loans	(17,713)	524	—	—	(1,926)
Policy charges	(12,933)	(9,593)	(155)	(1,668)	(18,680)
Contract terminations:
Surrender benefits	(52,954)	(1,947)	—	(20)	(44,254)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(99,796)	(7,725)	7,775	154	83,933
Net assets at beginning of year	476,270	226,821	591	8,298	994,203
Net assets at end of year	$385,315	$197,901	$8,699	$9,273	$1,074,610

Accumulation unit activity
Units outstanding at beginning of year	412,396	136,943	255	5,548	587,602
Contract purchase payments	19,396	12,960	944	912	54,189
Net transfers(1)	(43,061)	(10,748)	7,986	303	33,385
Transfers for policy loans	(13,723)	205	—	—	(225)
Policy charges	(11,136)	(6,167)	(167)	(1,095)	(12,523)
Contract terminations:
Surrender benefits	(45,846)	(908)	—	(13)	(23,271)
Death benefits	—	—	—	—	—
Units outstanding at end of year	318,026	132,285	9,018	5,655	639,157

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	57

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$80,749	$(4,633)	$17,296	$51	$1,936
Net realized gain (loss) on sales of investments	(25,291)	(8,162)	(34,747)	—	(559)
Distributions from capital gains	—	37,380	—	—	—
Net change in unrealized appreciation or depreciation of investments	56,566	138,181	141,015	38	(349)
Net increase (decrease) in net assets resulting from operations	112,024	162,766	123,564	89	1,028

Contract transactions
Contract purchase payments	87,333	68,907	142,826	603	2,026
Net transfers(1)	(95,343)	110,539	(250,656)	—	113,858
Transfers for policy loans	(10,106)	(5,796)	7,479	—	(32)
Policy charges	(70,004)	(42,654)	(52,829)	(17)	(4,314)
Contract terminations:
Surrender benefits	(57,007)	(29,321)	(51,726)	—	(3,941)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(145,127)	101,675	(204,906)	586	107,597
Net assets at beginning of year	2,127,056	903,495	1,098,682	1,538	23,686
Net assets at end of year	$2,093,953	$1,167,936	$1,017,340	$2,213	$132,311

Accumulation unit activity
Units outstanding at beginning of year	1,517,968	514,043	879,817	1,514	15,390
Contract purchase payments	59,848	39,362	108,765	627	1,931
Net transfers(1)	(67,353)	73,195	(191,877)	—	110,702
Transfers for policy loans	(6,681)	(2,251)	5,825	—	(32)
Policy charges	(48,444)	(24,864)	(39,207)	(16)	(4,129)
Contract terminations:
Surrender benefits	(38,741)	(15,622)	(37,988)	—	(3,857)
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,416,597	583,863	725,335	2,125	120,005

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Multi-Cap Gro, Cl IA	Put VT Multi-Cap Gro, Cl IB
Operations
Investment income (loss) — net	$(6,510)	$27,642	$6,755	$6,700	$1,705
Net realized gain (loss) on sales of investments	(2,492)	(5,019)	(5,791)	268,164	53,589
Distributions from capital gains	113,781	—	—	752,776	44,896
Net change in unrealized appreciation or depreciation of investments	(231,038)	46,134	(9,655)	(459,178)	(101,728)
Net increase (decrease) in net assets resulting from operations	(126,259)	68,757	(8,691)	568,462	(1,538)

Contract transactions
Contract purchase payments	51,481	19,236	7,717	356,097	12,984
Net transfers(1)	(59,297)	(1,139)	14,185	18,332	(349,538)
Transfers for policy loans	7,291	(7,313)	(5,465)	(7,008)	(2,023)
Policy charges	(28,149)	(19,441)	(6,018)	(403,574)	(8,623)
Contract terminations:
Surrender benefits	(53,217)	(7,163)	(22,478)	(576,533)	(22,879)
Death benefits	—	—	—	(1,074)	(1,277)
Increase (decrease) from contract transactions	(81,891)	(15,820)	(12,059)	(613,760)	(371,356)
Net assets at beginning of year	1,076,562	472,592	259,972	8,249,118	514,236
Net assets at end of year	$868,412	$525,529	$239,222	$8,203,820	$141,342

Accumulation unit activity
Units outstanding at beginning of year	373,289	224,625	157,618	3,360,620	273,792
Contract purchase payments	19,674	8,532	4,710	145,031	7,339
Net transfers(1)	(29,372)	(483)	7,847	(1,969)	(190,770)
Transfers for policy loans	2,547	(3,266)	(3,068)	(2,676)	(1,039)
Policy charges	(10,393)	(8,528)	(3,682)	(164,062)	(4,841)
Contract terminations:
Surrender benefits	(19,404)	(3,025)	(15,829)	(226,345)	(12,476)
Death benefits	—	—	—	(462)	(688)
Units outstanding at end of year	336,341	217,855	147,596	3,110,137	71,317

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	59

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Royce Micro-Cap, Invest Cl	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$205	$2,671	$(318)	$(68,094)	$(128,301)
Net realized gain (loss) on sales of investments	(32,534)	(39,998)	4,867	260,666	461,374
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	380,073	270,680	1,030	393,237	586,033
Net increase (decrease) in net assets resulting from operations	347,744	233,353	5,579	585,809	919,106

Contract transactions
Contract purchase payments	108,387	131,985	3,996	1,325,357	1,029,252
Net transfers(1)	(67,469)	(264,215)	49,304	225,000	(434,448)
Transfers for policy loans	(10,982)	(2,451)	4,562	(201,881)	(136,969)
Policy charges	(99,241)	(87,342)	(1,653)	(307,167)	(453,296)
Contract terminations:
Surrender benefits	(88,669)	(141,244)	—	(230,203)	(493,191)
Death benefits	—	(1,010)	—	—	—
Increase (decrease) from contract transactions	(157,974)	(364,277)	56,209	811,106	(488,652)
Net assets at beginning of year	1,992,748	2,370,591	12,243	10,764,613	17,702,251
Net assets at end of year	$2,182,518	$2,239,667	$74,031	$12,161,528	$18,132,705

Accumulation unit activity
Units outstanding at beginning of year	838,821	1,127,802	20,672	7,413,105	12,136,136
Contract purchase payments	45,746	62,185	4,082	959,957	705,551
Net transfers(1)	(27,723)	(121,157)	57,915	288,744	(244,764)
Transfers for policy loans	(4,337)	(1,074)	6,152	(132,662)	(90,486)
Policy charges	(39,829)	(40,742)	(1,670)	(216,697)	(314,592)
Contract terminations:
Surrender benefits	(39,678)	(67,268)	—	(154,392)	(333,496)
Death benefits	—	(507)	—	—	—
Units outstanding at end of year	773,000	959,239	87,151	8,158,055	11,858,349

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP AC Div Bond, Cl 2	VP AQR Man Fut Strategy, Cl 2	VP BR Gl Infl Prot Sec, Cl 2	VP BR Gl Infl Prot Sec, Cl 3	VP CenterSquare Real Est, Cl 2
Operations
Investment income (loss) — net	$1	$25	$—	$(5,658)	$814
Net realized gain (loss) on sales of investments	—	(2)	(108)	(33,632)	(922)
Distributions from capital gains	—	—	—	—	3,123
Net change in unrealized appreciation or depreciation of investments	2	(74)	279	93,869	(1,153)
Net increase (decrease) in net assets resulting from operations	3	(51)	171	54,579	1,862

Contract transactions
Contract purchase payments	—	297	15	41,434	12,873
Net transfers(1)	—	10	—	46,559	13,237
Transfers for policy loans	—	—	—	710	(1,676)
Policy charges	—	(44)	(277)	(30,007)	(3,697)
Contract terminations:
Surrender benefits	—	—	—	(15,263)	(22)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	—	263	(262)	43,433	20,715
Net assets at beginning of year	77	341	2,107	706,248	42,993
Net assets at end of year	$80	$553	$2,016	$804,260	$65,570

Accumulation unit activity
Units outstanding at beginning of year	—	215	1,982	537,965	35,114
Contract purchase payments	—	256	15	29,646	10,145
Net transfers(1)	—	9	—	40,675	10,096
Transfers for policy loans	—	—	—	265	(1,301)
Policy charges	—	(38)	(257)	(21,781)	(2,916)
Contract terminations:
Surrender benefits	—	—	—	(10,678)	(18)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	442	1,740	576,092	51,120

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	61

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4	VP DFA Intl Val, Cl 2	VP EV Floating Rate Inc, Cl 2
Operations
Investment income (loss) — net	$1,201	$(4,621)	$(6,598)	$146	$2,664
Net realized gain (loss) on sales of investments	(9,872)	11,906	23,797	(275)	(262)
Distributions from capital gains	49,417	—	—	21	—
Net change in unrealized appreciation or depreciation of investments	(40,908)	8,508	10,592	693	177
Net increase (decrease) in net assets resulting from operations	(162)	15,793	27,791	585	2,579

Contract transactions
Contract purchase payments	21,298	59,239	71,830	1,672	3,822
Net transfers(1)	(8,201)	110,429	153,081	3,778	8,118
Transfers for policy loans	(6,022)	(27,859)	(5,581)	(2,108)	(2,765)
Policy charges	(4,896)	(48,349)	(60,888)	(459)	(1,475)
Contract terminations:
Surrender benefits	(14)	(91,022)	(53,252)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	2,165	2,438	105,190	2,883	7,700
Net assets at beginning of year	78,988	540,177	829,423	5,244	19,046
Net assets at end of year	$80,991	$558,408	$962,404	$8,712	$29,325

Accumulation unit activity
Units outstanding at beginning of year	66,757	452,375	692,918	4,892	18,368
Contract purchase payments	17,764	48,299	58,802	1,556	3,412
Net transfers(1)	(6,456)	88,465	126,469	3,500	7,687
Transfers for policy loans	(4,978)	(22,001)	(4,662)	(1,991)	(2,469)
Policy charges	(4,090)	(39,618)	(49,919)	(436)	(1,355)
Contract terminations:
Surrender benefits	(12)	(71,800)	(42,778)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	68,985	455,720	780,830	7,521	25,643

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Ptnrs Core Bond, Cl 2	VP Jennison Mid Cap Gro, Cl 2	VP Lazard Intl Eq Adv, Cl 2	VP Loomis Sayles Gro, Cl 2	VP MFS Blended Res Core Eq, Cl 2
Operations
Investment income (loss) — net	$76	$—	$1	$—	$—
Net realized gain (loss) on sales of investments	3	(761)	—	350	5
Distributions from capital gains	7	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(10)	1,227	2	(222)	105
Net increase (decrease) in net assets resulting from operations	76	466	3	128	110

Contract transactions
Contract purchase payments	1,093	3,525	—	2,151	34
Net transfers(1)	—	(13,023)	—	323	1,687
Transfers for policy loans	—	—	—	3,201	—
Policy charges	(456)	(138)	—	(747)	(154)
Contract terminations:
Surrender benefits	—	—	—	—	(12)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	637	(9,636)	—	4,928	1,555
Net assets at beginning of year	3,830	17,034	73	9,012	27
Net assets at end of year	$4,543	$7,864	$76	$14,068	$1,692

Accumulation unit activity
Units outstanding at beginning of year	3,632	12,591	—	5,748	9
Contract purchase payments	1,022	2,799	—	1,271	23
Net transfers(1)	—	(9,668)	—	198	1,159
Transfers for policy loans	—	—	—	1,745	—
Policy charges	(428)	(102)	—	(464)	(103)
Contract terminations:
Surrender benefits	—	—	—	—	(9)
Death benefits	—	—	—	—	—
Units outstanding at end of year	4,226	5,620	—	8,498	1,079

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	63

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP MFS Blended Res Core Eq, Cl 3	VP MFS Val, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(2,929)	$—	$(160,893)	$(279,807)	$(183,877)
Net realized gain (loss) on sales of investments	18,369	70	416,639	964,744	555,115
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	16,701	5,890	611,558	753,189	865,520
Net increase (decrease) in net assets resulting from operations	32,141	5,960	867,304	1,438,126	1,236,758

Contract transactions
Contract purchase payments	22,318	2,105	1,929,238	2,167,238	3,146,929
Net transfers(1)	(17,334)	12,819	(792,111)	242,000	(110,529)
Transfers for policy loans	241	—	(240,346)	(466,353)	(566,771)
Policy charges	(9,478)	(383)	(790,634)	(1,677,139)	(798,844)
Contract terminations:
Surrender benefits	(2,378)	—	(735,571)	(1,343,656)	(1,242,174)
Death benefits	—	—	—	(35,053)	—
Increase (decrease) from contract transactions	(6,631)	14,541	(629,424)	(1,112,963)	428,611
Net assets at beginning of year	364,481	33,373	23,056,772	37,962,055	26,389,815
Net assets at end of year	$389,991	$53,874	$23,294,652	$38,287,218	$28,055,184

Accumulation unit activity
Units outstanding at beginning of year	267,933	22,794	17,282,852	28,089,428	19,072,765
Contract purchase payments	15,562	1,347	1,435,420	1,589,408	2,327,267
Net transfers(1)	(24,493)	8,460	(615,395)	349,623	2,055
Transfers for policy loans	(305)	—	(176,201)	(341,715)	(484,803)
Policy charges	(6,735)	(246)	(583,398)	(1,225,314)	(576,769)
Contract terminations:
Surrender benefits	(1,553)	—	(531,521)	(964,921)	(847,860)
Death benefits	—	—	—	(25,688)	—
Units outstanding at end of year	250,409	32,355	16,811,757	27,470,821	19,492,655

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP MS Adv, Cl 2	VP Multi-Mgr Div Inc, Cl 2
Operations
Investment income (loss) — net	$(397,921)	$(19,551)	$(39,298)	$—	$312
Net realized gain (loss) on sales of investments	1,575,638	66,814	160,375	4	1
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,251,491	41,542	45,400	31	756
Net increase (decrease) in net assets resulting from operations	2,429,208	88,805	166,477	35	1,069

Contract transactions
Contract purchase payments	3,425,744	210,264	416,449	823	704
Net transfers(1)	(2,428,834)	(13,167)	(168,144)	144	(86)
Transfers for policy loans	(335,348)	72,877	80,239	—	107
Policy charges	(1,511,237)	(161,767)	(387,123)	(165)	(749)
Contract terminations:
Surrender benefits	(2,613,735)	(141,299)	(50,621)	(12)	—
Death benefits	—	—	(33,367)	—	—
Increase (decrease) from contract transactions	(3,463,410)	(33,092)	(142,567)	790	(24)
Net assets at beginning of year	55,726,688	2,568,400	5,025,947	682	13,682
Net assets at end of year	$54,692,486	$2,624,113	$5,049,857	$1,507	$14,727

Accumulation unit activity
Units outstanding at beginning of year	39,365,045	2,009,962	3,962,099	455	13,689
Contract purchase payments	2,386,010	164,997	323,963	551	687
Net transfers(1)	(1,670,560)	5,256	(119,083)	101	(108)
Transfers for policy loans	(235,967)	55,905	61,935	—	105
Policy charges	(1,051,774)	(125,106)	(299,326)	(111)	(729)
Contract terminations:
Surrender benefits	(1,775,486)	(118,367)	(39,084)	(9)	—
Death benefits	—	—	(25,073)	—	—
Units outstanding at end of year	37,017,268	1,992,647	3,865,431	987	13,644

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	65

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Multi-Mgr Int Rate Adapt, Cl 2	VP LA Capital Lg Cap Gro, Cl 2	VP Oppen Intl Gro, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$68	$—	$729	$—	$—
Net realized gain (loss) on sales of investments	(1)	9	(1,201)	(6)	—
Distributions from capital gains	—	—	657	—	—
Net change in unrealized appreciation or depreciation of investments	(78)	(248)	(2,349)	98	38
Net increase (decrease) in net assets resulting from operations	(11)	(239)	(2,164)	92	38

Contract transactions
Contract purchase payments	79	5,970	12,525	250	58
Net transfers(1)	4,644	(532)	7,920	—	—
Transfers for policy loans	—	—	(3,088)	—	—
Policy charges	(31)	(2,172)	(3,055)	(183)	—
Contract terminations:
Surrender benefits	—	(30)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,692	3,236	14,302	67	58
Net assets at beginning of year	1,169	9,841	56,650	1,214	107
Net assets at end of year	$5,850	$12,838	$68,788	$1,373	$203

Accumulation unit activity
Units outstanding at beginning of year	831	6,306	47,764	931	73
Contract purchase payments	77	3,967	10,836	202	43
Net transfers(1)	4,452	(363)	6,693	—	—
Transfers for policy loans	—	—	(2,452)	—	—
Policy charges	(30)	(1,444)	(2,638)	(142)	—
Contract terminations:
Surrender benefits	—	(20)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	5,330	8,446	60,203	991	116

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP Pyramis Intl Eq, Cl 2	VP T. Rowe Price Lg Cap Val, Cl 2	VP TCW Core Plus Bond, Cl 2	VP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$(4,071)	$321	$—	$8	$—
Net realized gain (loss) on sales of investments	24,639	(46)	—	—	76
Distributions from capital gains	—	—	—	3	—
Net change in unrealized appreciation or depreciation of investments	125,292	(813)	471	(11)	2,456
Net increase (decrease) in net assets resulting from operations	145,860	(538)	471	—	2,532

Contract transactions
Contract purchase payments	31,446	2,697	1,090	—	4,797
Net transfers(1)	(19,940)	(85)	1,911	770	9,181
Transfers for policy loans	731	—	—	—	—
Policy charges	(17,292)	(783)	(170)	(67)	(1,448)
Contract terminations:
Surrender benefits	(18,380)	—	—	—	(11)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(23,435)	1,829	2,831	703	12,519
Net assets at beginning of year	608,687	15,807	1,992	77	7,533
Net assets at end of year	$731,112	$17,098	$5,294	$780	$22,584

Accumulation unit activity
Units outstanding at beginning of year	260,710	13,457	1,574	—	4,909
Contract purchase payments	13,498	2,390	831	—	2,830
Net transfers(1)	(3,270)	(74)	1,409	734	5,357
Transfers for policy loans	167	—	—	—	—
Policy charges	(7,552)	(698)	(132)	(63)	(877)
Contract terminations:
Surrender benefits	(7,567)	—	—	—	(7)
Death benefits	—	—	—	—	—
Units outstanding at end of year	255,986	15,075	3,682	671	12,212

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	67

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Vty Sycamore Estb Val, Cl 3	VP WF Short Duration Govt, Cl 2	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$(1,906)	$1	$20,853	$(34,144)	$830
Net realized gain (loss) on sales of investments	7,306	—	(163,006)	(172,133)	16,558
Distributions from capital gains	—	1	381,715	1,492,056	12,246
Net change in unrealized appreciation or depreciation of investments	41,504	(1)	(331,758)	(620,147)	837
Net increase (decrease) in net assets resulting from operations	46,904	1	(92,196)	665,632	30,471

Contract transactions
Contract purchase payments	16,205	81	281,111	275,137	24,599
Net transfers(1)	121,535	—	(241,732)	(392,395)	(28,908)
Transfers for policy loans	1,465	—	(42,147)	(31,845)	(22,987)
Policy charges	(4,943)	(14)	(151,572)	(192,876)	(14,279)
Contract terminations:
Surrender benefits	(19,724)	—	(344,992)	(222,992)	(4,911)
Death benefits	—	—	(18,087)	(13,002)	—
Increase (decrease) from contract transactions	114,538	67	(517,419)	(577,973)	(46,486)
Net assets at beginning of year	188,730	181	4,955,324	5,662,877	472,935
Net assets at end of year	$350,172	$249	$4,345,709	$5,750,536	$456,920

Accumulation unit activity
Units outstanding at beginning of year	89,536	106	2,189,480	2,099,928	293,182
Contract purchase payments	7,486	80	121,531	100,590	15,482
Net transfers(1)	53,878	—	(71,746)	(92,531)	(26,446)
Transfers for policy loans	371	—	(12,560)	(9,698)	(12,155)
Policy charges	(2,280)	(15)	(66,933)	(73,393)	(9,846)
Contract terminations:
Surrender benefits	(6,556)	—	(149,978)	(88,894)	(3,372)
Death benefits	—	—	(7,422)	(4,501)	—
Units outstanding at end of year	142,435	171	2,002,372	1,931,501	256,845

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$21,701	$13,062	$(4,377)	$38
Net realized gain (loss) on sales of investments	(13,312)	15,187	(19,300)	11
Distributions from capital gains	77,498	94,807	71,738	—
Net change in unrealized appreciation or depreciation of investments	(56,347)	(18,353)	3,396	16
Net increase (decrease) in net assets resulting from operations	29,540	104,703	51,457	65

Contract transactions
Contract purchase payments	61,935	65,993	39,756	746
Net transfers(1)	(7,522)	3,969	14,502	(57)
Transfers for policy loans	(9,078)	(16,839)	(5,836)	—
Policy charges	(28,807)	(28,323)	(21,788)	(116)
Contract terminations:
Surrender benefits	(57,753)	(21,781)	(69,479)	—
Death benefits	—	—	—	—
Increase (decrease) from contract transactions	(41,225)	3,019	(42,845)	573
Net assets at beginning of year	1,073,029	900,732	775,374	70
Net assets at end of year	$1,061,344	$1,008,454	$783,986	$708

Accumulation unit activity
Units outstanding at beginning of year	652,821	353,173	363,479	—
Contract purchase payments	39,853	28,299	18,012	728
Net transfers(1)	5,755	17,991	15,556	(43)
Transfers for policy loans	(5,604)	(7,481)	(3,427)	—
Policy charges	(18,187)	(11,451)	(9,645)	(112)
Contract terminations:
Surrender benefits	(36,778)	(7,568)	(28,652)	—
Death benefits	—	—	—	—
Units outstanding at end of year	637,860	372,963	355,323	573

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	69

Statements of Changes in Net Assets

Year ended Dec. 31, 2015	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$2	$11,889	$52,247	$(1,307)	$478
Net realized gain (loss) on sales of investments	—	144,331	(31,065)	9,546	(9,626)
Distributions from capital gains	7	—	—	18,071	5,810
Net change in unrealized appreciation or depreciation of investments	(15)	(140,228)	35,634	(10,278)	(110,902)
Net increase (decrease) in net assets resulting from operations	(6)	15,992	56,816	16,032	(114,240)

Contract transactions
Contract purchase payments	—	118,915	268,302	14,885	47,403
Net transfers(1)	—	13,710	(63,817)	155,395	169,124
Transfers for policy loans	—	(19,367)	(10,479)	(2,454)	(816)
Policy charges	—	(45,411)	(108,965)	(8,259)	(6,061)
Contract terminations:
Surrender benefits	—	(9,118)	(76,281)	(936)	(8,837)
Death benefits	—	—	—	—	(559)
Increase (decrease) from contract transactions	—	58,729	8,760	158,631	200,254
Net assets at beginning of year	378	2,286,361	3,163,702	136,825	141,339
Net assets at end of year	$372	$2,361,082	$3,229,278	$311,488	$227,353

Accumulation unit activity
Units outstanding at beginning of year	—	1,103,415	2,062,378	74,613	143,697
Contract purchase payments	—	59,110	166,077	7,933	61,740
Net transfers(1)	—	105,978	(18,110)	77,744	190,844
Transfers for policy loans	—	(9,081)	(6,776)	(1,078)	(638)
Policy charges	—	(23,075)	(68,733)	(3,992)	(7,130)
Contract terminations:
Surrender benefits	—	(4,029)	(46,189)	(442)	(14,253)
Death benefits	—	—	—	—	(789)
Units outstanding at end of year	—	1,232,318	2,088,647	154,778	373,471

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Operations
Investment income (loss) — net	$(2,918)	$(2,895)	$56,508	$25,905	$3,372
Net realized gain (loss) on sales of investments	23,806	22,967	140,153	182,876	(2,751)
Distributions from capital gains	—	—	—	—	31,459
Net change in unrealized appreciation or depreciation of investments	(17,461)	(20,129)	(374,095)	(310,053)	(46,623)
Net increase (decrease) in net assets resulting from operations	3,427	(57)	(177,434)	(101,272)	(14,543)

Contract transactions
Contract purchase payments	30,904	40,930	204,975	135,263	41,830
Net transfers(1)	9,892	18,642	(51,547)	120,623	243,604
Transfers for policy loans	(5,682)	(1,782)	(71,438)	(7,268)	(454)
Policy charges	(24,915)	(18,044)	(141,128)	(52,561)	(10,221)
Contract terminations:
Surrender benefits	(89,910)	(9,663)	(248,289)	(120,420)	(14,560)
Death benefits	—	—	(7,712)	(769)	(747)
Increase (decrease) from contract transactions	(79,711)	30,083	(315,139)	74,868	259,452
Net assets at beginning of year	867,930	531,043	4,232,852	2,015,787	278,284
Net assets at end of year	$791,646	$561,069	$3,740,279	$1,989,383	$523,193

Accumulation unit activity
Units outstanding at beginning of year	593,784	331,110	1,586,554	1,032,582	252,582
Contract purchase payments	19,105	25,550	78,976	74,238	36,952
Net transfers(1)	7,591	53,662	(19,453)	323,753	240,295
Transfers for policy loans	(4,954)	(1,988)	(28,288)	(4,595)	(391)
Policy charges	(15,477)	(11,828)	(53,778)	(31,728)	(9,095)
Contract terminations:
Surrender benefits	(55,408)	(6,425)	(91,841)	(64,546)	(14,771)
Death benefits	—	—	(2,743)	(329)	(756)
Units outstanding at end of year	544,641	390,081	1,469,427	1,329,375	504,816

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	71

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$(2,778)	$(135,447)	$—	$—	$—
Net realized gain (loss) on sales of investments	6,539	485,456	(1)	6	198
Distributions from capital gains	1,780	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(17,814)	(214,121)	(114)	47	(939)
Net increase (decrease) in net assets resulting from operations	(12,273)	135,888	(115)	53	(741)

Contract transactions
Contract purchase payments	26,016	896,143	9,740	4,025	19,284
Net transfers(1)	1,295	295,275	318	4,553	63,099
Transfers for policy loans	(18,742)	(93,126)	—	—	—
Policy charges	(33,076)	(1,034,474)	(13)	(540)	(3,398)
Contract terminations:
Surrender benefits	(18,023)	(738,362)	—	(13)	1
Death benefits	(2,066)	(18,582)	—	—	—
Increase (decrease) from contract transactions	(44,596)	(693,126)	10,045	8,025	78,986
Net assets at beginning of year	466,100	16,005,706	70	1,805	20,888
Net assets at end of year	$409,231	$15,448,468	$10,000	$9,883	$99,133

Accumulation unit activity
Units outstanding at beginning of year	287,003	9,997,848	16	1,451	13,951
Contract purchase payments	15,429	555,650	16,301	3,176	12,592
Net transfers(1)	(2,592)	163,597	492	3,586	41,498
Transfers for policy loans	(12,756)	(57,981)	—	—	—
Policy charges	(21,497)	(645,660)	(19)	(429)	(2,241)
Contract terminations:
Surrender benefits	(11,358)	(455,342)	—	—	—
Death benefits	(1,399)	(11,773)	—	—	—
Units outstanding at end of year	252,830	9,546,339	16,790	7,784	65,800

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(210,306)	$—	$—	$(91,393)	$2
Net realized gain (loss) on sales of investments	1,035,044	—	88	968,123	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(823,714)	(10)	(376)	(1,308,632)	(3)
Net increase (decrease) in net assets resulting from operations	1,024	(10)	(288)	(431,902)	(1)

Contract transactions
Contract purchase payments	1,358,599	38	4,538	702,874	—
Net transfers(1)	(114,220)	578	3,600	(762,004)	—
Transfers for policy loans	(158,963)	—	(1,324)	(190,258)	—
Policy charges	(1,496,420)	—	(346)	(511,706)	—
Contract terminations:
Surrender benefits	(1,143,584)	—	(14)	(723,218)	—
Death benefits	(37,546)	—	—	(1,706)	—
Increase (decrease) from contract transactions	(1,592,134)	616	6,454	(1,486,018)	—
Net assets at beginning of year	25,703,972	10	3,114	13,273,818	74
Net assets at end of year	$24,112,862	$616	$9,280	$11,355,898	$73

Accumulation unit activity
Units outstanding at beginning of year	18,336,293	—	2,244	5,647,415	—
Contract purchase payments	962,739	39	3,228	305,993	—
Net transfers(1)	(161,551)	578	2,631	(176,597)	—
Transfers for policy loans	(102,640)	—	(931)	(80,486)	—
Policy charges	(1,092,534)	—	(255)	(223,989)	—
Contract terminations:
Surrender benefits	(794,163)	—	—	(307,110)	—
Death benefits	(28,764)	—	—	(697)	—
Units outstanding at end of year	17,119,380	617	6,917	5,164,529	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	73

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$57	$(16,064)	$—	$(14,323)	$—
Net realized gain (loss) on sales of investments	(415)	4,428	(41)	(76,398)	—
Distributions from capital gains	1,276	73,039	554	166,196	—
Net change in unrealized appreciation or depreciation of investments	(7,109)	(318,176)	(1,478)	(212,059)	—
Net increase (decrease) in net assets resulting from operations	(6,191)	(256,773)	(965)	(136,584)	—

Contract transactions
Contract purchase payments	26,234	208,731	3,442	123,363	8,158
Net transfers(1)	23,515	(11,745)	16,031	(79,101)	6,053
Transfers for policy loans	—	(23,139)	—	(38,845)	—
Policy charges	(6,088)	(93,988)	(705)	(77,117)	(1,303)
Contract terminations:
Surrender benefits	(675)	(125,312)	(2)	(51,185)	—
Death benefits	—	(2,555)	—	—	—
Increase (decrease) from contract transactions	42,986	(48,008)	18,766	(122,885)	12,908
Net assets at beginning of year	34,464	2,691,552	4,956	2,083,437	2,760
Net assets at end of year	$71,259	$2,386,771	$22,757	$1,823,968	$15,668

Accumulation unit activity
Units outstanding at beginning of year	33,621	1,075,943	5,312	1,326,234	760
Contract purchase payments	25,770	82,373	3,754	83,306	8,157
Net transfers(1)	23,721	61,043	17,706	58,336	6,053
Transfers for policy loans	—	(9,326)	—	(26,002)	—
Policy charges	(6,034)	(37,678)	(768)	(50,573)	(1,303)
Contract terminations:
Surrender benefits	(640)	(46,449)	—	(33,523)	—
Death benefits	—	(893)	—	—	—
Units outstanding at end of year	76,438	1,125,013	26,004	1,357,778	13,667

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(20,329)	$2,744	$169,062	$30,951	$66,172
Net realized gain (loss) on sales of investments	65	(14)	27,222	(5,602)	(14,160)
Distributions from capital gains	—	—	—	3,318	7,013
Net change in unrealized appreciation or depreciation of investments	(64)	(4,588)	(249,628)	(34,505)	(72,251)
Net increase (decrease) in net assets resulting from operations	(20,328)	(1,858)	(53,344)	(5,838)	(13,226)

Contract transactions
Contract purchase payments	575,434	15,059	156,279	47,039	29,606
Net transfers(1)	(217,449)	32,908	(13,217)	(37,611)	(11,636)
Transfers for policy loans	(134,188)	—	(30,514)	(7,890)	(7,635)
Policy charges	(286,032)	(3,584)	(120,213)	(11,970)	(21,005)
Contract terminations:
Surrender benefits	(135,657)	(1)	(120,565)	(32,334)	(36,996)
Death benefits	—	—	(1,649)	—	(9,151)
Increase (decrease) from contract transactions	(197,892)	44,382	(129,879)	(42,766)	(56,817)
Net assets at beginning of year	3,124,482	32,878	3,161,562	373,347	814,598
Net assets at end of year	$2,906,262	$75,402	$2,978,339	$324,743	$744,555

Accumulation unit activity
Units outstanding at beginning of year	3,025,303	29,220	1,452,330	402,863	468,794
Contract purchase payments	567,496	13,162	74,945	49,612	16,225
Net transfers(1)	(183,047)	28,722	175,239	(38,923)	(8,027)
Transfers for policy loans	(135,369)	—	(13,430)	(8,152)	(4,287)
Policy charges	(277,145)	(3,136)	(54,358)	(12,731)	(12,164)
Contract terminations:
Surrender benefits	(132,068)	—	(51,279)	(34,701)	(21,112)
Death benefits	—	—	(681)	—	(5,157)
Units outstanding at end of year	2,865,170	67,968	1,582,766	357,968	434,272

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	75

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$12	$46,479	$—	$(16,334)	$(43,782)
Net realized gain (loss) on sales of investments	(1)	(52,940)	44	139,114	429,714
Distributions from capital gains	3	23,898	—	—	—
Net change in unrealized appreciation or depreciation of investments	(16)	(56,909)	24	45,722	(371,182)
Net increase (decrease) in net assets resulting from operations	(2)	(39,472)	68	168,502	14,750

Contract transactions
Contract purchase payments	295	520,883	7,065	125,956	395,612
Net transfers(1)	—	(193,815)	3,121	69,499	226,977
Transfers for policy loans	—	(20,249)	—	(1,132)	(141,201)
Policy charges	(89)	(463,040)	(495)	(69,556)	(169,711)
Contract terminations:
Surrender benefits	—	(334,572)	(15)	(99,853)	(230,740)
Death benefits	—	(5,143)	—	—	—
Increase (decrease) from contract transactions	206	(495,936)	9,676	24,914	80,937
Net assets at beginning of year	934	8,198,097	2,710	2,075,050	6,328,258
Net assets at end of year	$1,138	$7,662,689	$12,454	$2,268,466	$6,423,945

Accumulation unit activity
Units outstanding at beginning of year	832	5,140,508	1,847	1,612,716	3,367,414
Contract purchase payments	284	324,832	4,349	94,851	216,048
Net transfers(1)	—	105,642	1,969	11,662	190,456
Transfers for policy loans	—	(11,520)	—	(1,564)	(81,983)
Policy charges	(86)	(286,745)	(319)	(53,493)	(90,194)
Contract terminations:
Surrender benefits	—	(214,360)	—	(73,476)	(110,309)
Death benefits	—	(3,008)	—	—	—
Units outstanding at end of year	1,030	5,055,349	7,846	1,590,696	3,491,432

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2
Operations
Investment income (loss) — net	$9,673	$1	$(226)	$(158)	$(11,401)
Net realized gain (loss) on sales of investments	(1,217)	—	849	(16)	301
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(17,197)	(1)	(39)	(1,156)	(47,200)
Net increase (decrease) in net assets resulting from operations	(8,741)	—	584	(1,330)	(58,300)

Contract transactions
Contract purchase payments	36,277	—	1,389	4,648	32,171
Net transfers(1)	225,566	—	(12,867)	27,523	89,205
Transfers for policy loans	20	—	1	—	(374)
Policy charges	(1,722)	—	(178)	(746)	(11,236)
Contract terminations:
Surrender benefits	(3,660)	—	(10)	(10)	48
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	256,481	—	(11,665)	31,415	109,814
Net assets at beginning of year	33,442	78	40,613	50	1,266,105
Net assets at end of year	$281,182	$78	$29,532	$30,135	$1,317,619

Accumulation unit activity
Units outstanding at beginning of year	32,615	—	40,231	—	1,256,973
Contract purchase payments	35,996	—	1,375	4,510	31,715
Net transfers(1)	238,967	—	(11,650)	26,857	87,078
Transfers for policy loans	21	—	1	—	(365)
Policy charges	(1,818)	—	(174)	(744)	(11,172)
Contract terminations:
Surrender benefits	(3,562)	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	302,219	—	29,783	30,623	1,364,229

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	77

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Man Vol Mod Gro, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2	Col VP Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$(2,140)	$—	$(3,518)	$—	$(5,090)
Net realized gain (loss) on sales of investments	96	58	42,752	272	38,691
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(21,283)	179	(13,769)	(790)	(69,641)
Net increase (decrease) in net assets resulting from operations	(23,327)	237	25,465	(518)	(36,040)

Contract transactions
Contract purchase payments	24,195	1,590	40,999	7,594	45,062
Net transfers(1)	457,396	13	7,325	(2,330)	(73,613)
Transfers for policy loans	—	—	(3,744)	—	(1,037)
Policy charges	(12,433)	(405)	(17,093)	(1,476)	(21,538)
Contract terminations:
Surrender benefits	(13,617)	(15)	(36,912)	1	(3,367)
Death benefits	—	—	—	—	(409)
Increase (decrease) from contract transactions	455,541	1,183	(9,425)	3,789	(54,902)
Net assets at beginning of year	151,808	4,849	517,160	7,802	687,770
Net assets at end of year	$584,022	$6,269	$533,200	$11,073	$596,828

Accumulation unit activity
Units outstanding at beginning of year	150,300	3,477	225,422	4,918	376,487
Contract purchase payments	23,946	1,068	16,886	4,821	25,920
Net transfers(1)	446,267	9	(3,387)	(1,443)	(38,640)
Transfers for policy loans	—	—	(880)	—	10
Policy charges	(12,325)	(275)	(7,036)	(943)	(12,267)
Contract terminations:
Surrender benefits	(13,204)	—	(14,106)	—	(1,102)
Death benefits	—	—	—	—	(251)
Units outstanding at end of year	594,984	4,279	216,899	7,353	350,157

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Select Intl Eq, Cl 2	Col VP Select Intl Eq, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$24	$3,907	$—	$(2,697)	$—
Net realized gain (loss) on sales of investments	(16)	190,940	82	23,009	208
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(210)	76,703	(1,027)	(43,216)	(880)
Net increase (decrease) in net assets resulting from operations	(202)	271,550	(945)	(22,904)	(672)

Contract transactions
Contract purchase payments	4,176	372,482	6,573	35,896	12,290
Net transfers(1)	2,632	(81,060)	1,736	(60,922)	(1,692)
Transfers for policy loans	—	(6,030)	—	(1,205)	—
Policy charges	(392)	(367,927)	(2,466)	(9,599)	(1,871)
Contract terminations:
Surrender benefits	(90)	(201,250)	(445)	(3,311)	(220)
Death benefits	—	(1,309)	—	(42)	—
Increase (decrease) from contract transactions	6,326	(285,094)	5,398	(39,183)	8,507
Net assets at beginning of year	990	6,317,589	16,165	454,829	6,498
Net assets at end of year	$7,114	$6,304,045	$20,618	$392,742	$14,333

Accumulation unit activity
Units outstanding at beginning of year	780	6,516,329	10,372	216,386	4,018
Contract purchase payments	3,228	351,735	4,318	21,218	7,328
Net transfers(1)	2,162	(122,079)	1,151	(31,506)	(935)
Transfers for policy loans	—	(11,392)	—	(517)	—
Policy charges	(315)	(359,962)	(1,611)	(5,151)	(1,130)
Contract terminations:
Surrender benefits	—	(189,144)	(282)	(1,980)	(123)
Death benefits	—	(1,257)	—	(26)	—
Units outstanding at end of year	5,855	6,184,230	13,948	198,424	9,158

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	79

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$(7,972)	$2,141	$—	$8	$39,567
Net realized gain (loss) on sales of investments	99,851	(111)	5	—	17,259
Distributions from capital gains	—	728	—	1	4,201
Net change in unrealized appreciation or depreciation of investments	(130,732)	(2,921)	(547)	(7)	(49,230)
Net increase (decrease) in net assets resulting from operations	(38,853)	(163)	(542)	2	11,797

Contract transactions
Contract purchase payments	80,005	3,400	3,170	219	13,781
Net transfers(1)	(92,793)	—	27	—	(134,374)
Transfers for policy loans	(4,427)	—	—	—	(17,675)
Policy charges	(38,655)	(727)	(514)	(28)	(63,567)
Contract terminations:
Surrender benefits	(33,338)	(84)	(15)	—	(34,337)
Death benefits	(1,172)	—	—	—	(489)
Increase (decrease) from contract transactions	(90,380)	2,589	2,668	191	(236,661)
Net assets at beginning of year	1,227,109	4,655	4,981	201	1,930,068
Net assets at end of year	$1,097,876	$7,081	$7,107	$394	$1,705,204

Accumulation unit activity
Units outstanding at beginning of year	452,519	4,359	3,427	119	1,584,093
Contract purchase payments	29,377	3,202	2,156	208	17,060
Net transfers(1)	(35,880)	—	19	—	(73,511)
Transfers for policy loans	(1,092)	—	—	—	(14,998)
Policy charges	(14,058)	(685)	(354)	(26)	(53,205)
Contract terminations:
Surrender benefits	(11,596)	—	—	—	(27,698)
Death benefits	(488)	—	—	—	(377)
Units outstanding at end of year	418,782	6,876	5,248	301	1,431,364

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	CS Commodity Return	Deutsche Alt Asset Alloc VIP, Cl B	ET VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Operations
Investment income (loss) — net	$(3,138)	$1,594	$28,466	$2,551	$54,663
Net realized gain (loss) on sales of investments	(61,858)	(697)	(3,588)	152,523	119,150
Distributions from capital gains	—	177	—	370,140	208,565
Net change in unrealized appreciation or depreciation of investments	(51,475)	(10,479)	(42,165)	(541,748)	(500,514)
Net increase (decrease) in net assets resulting from operations	(116,471)	(9,405)	(17,287)	(16,534)	(118,136)

Contract transactions
Contract purchase payments	39,519	21,036	65,200	279,071	199,187
Net transfers(1)	(44,334)	97,964	(71,568)	100,207	(45,214)
Transfers for policy loans	(462)	1,087	(10,503)	(59,511)	(55,455)
Policy charges	(12,571)	(5,803)	(30,479)	(118,565)	(160,972)
Contract terminations:
Surrender benefits	(24,815)	(1,150)	(35,683)	(212,494)	(197,833)
Death benefits	—	—	—	—	(2,235)
Increase (decrease) from contract transactions	(42,663)	113,134	(83,033)	(11,292)	(262,522)
Net assets at beginning of year	482,800	44,925	1,132,654	4,137,515	4,280,348
Net assets at end of year	$323,666	$148,654	$1,032,334	$4,109,689	$3,899,690

Accumulation unit activity
Units outstanding at beginning of year	702,165	44,504	861,167	2,451,939	1,969,533
Contract purchase payments	65,408	21,124	50,399	170,197	93,228
Net transfers(1)	(76,307)	99,549	(72,582)	39,250	(19,600)
Transfers for policy loans	(158)	1,156	(8,589)	(35,291)	(28,392)
Policy charges	(20,551)	(5,897)	(22,190)	(70,611)	(76,938)
Contract terminations:
Surrender benefits	(44,931)	(1,138)	(26,845)	(124,364)	(86,847)
Death benefits	—	—	—	—	(1,219)
Units outstanding at end of year	625,626	159,298	781,360	2,431,120	1,849,765

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	81

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
Operations
Investment income (loss) — net	$25,765	$(21,118)	$(18,798)	$8,156	$5,055
Net realized gain (loss) on sales of investments	156,282	78,355	122,436	21,787	24,715
Distributions from capital gains	99,209	797,894	551,069	1,395	1,079
Net change in unrealized appreciation or depreciation of investments	(336,266)	(985,005)	(755,717)	1,650	(5,002)
Net increase (decrease) in net assets resulting from operations	(55,010)	(129,874)	(101,010)	32,988	25,847

Contract transactions
Contract purchase payments	101,007	254,389	327,971	68,576	82,755
Net transfers(1)	(17,331)	(73,046)	(129,149)	56,670	(2,977)
Transfers for policy loans	(37,489)	(106,239)	(52,699)	(21,087)	(7,489)
Policy charges	(52,744)	(246,304)	(127,364)	(46,659)	(21,049)
Contract terminations:
Surrender benefits	(52,446)	(350,434)	(137,396)	(69,074)	(16,650)
Death benefits	(1,603)	(3,076)	(788)	—	(2,012)
Increase (decrease) from contract transactions	(60,606)	(524,710)	(119,425)	(11,574)	32,578
Net assets at beginning of year	2,012,497	6,797,683	4,615,665	1,307,647	977,808
Net assets at end of year	$1,896,881	$6,143,099	$4,395,230	$1,329,061	$1,036,233

Accumulation unit activity
Units outstanding at beginning of year	1,313,956	2,205,646	2,295,651	846,232	654,238
Contract purchase payments	69,809	80,832	170,957	41,811	55,371
Net transfers(1)	130,465	(24,705)	462,572	23,091	74,841
Transfers for policy loans	(20,445)	(34,066)	(24,655)	(10,707)	(5,253)
Policy charges	(36,129)	(76,882)	(70,314)	(29,586)	(14,401)
Contract terminations:
Surrender benefits	(29,578)	(113,125)	(58,532)	(41,577)	(9,397)
Death benefits	(790)	(856)	(241)	—	(1,016)
Units outstanding at end of year	1,427,288	2,036,844	2,775,438	829,264	754,383

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$268	$69,466	$3,609	$41,966	$(1,048)
Net realized gain (loss) on sales of investments	—	(39,438)	(1,230)	109,491	103,062
Distributions from capital gains	23	—	—	123,791	347,466
Net change in unrealized appreciation or depreciation of investments	(388)	(35,261)	(9,651)	(376,427)	(640,016)
Net increase (decrease) in net assets resulting from operations	(97)	(5,233)	(7,272)	(101,179)	(190,536)

Contract transactions
Contract purchase payments	9,712	161,490	8,346	134,697	125,382
Net transfers(1)	247	(114,474)	(5,007)	(54,477)	(128,447)
Transfers for policy loans	—	(58,992)	788	6,491	(43,822)
Policy charges	—	(96,907)	(4,072)	(43,754)	(72,768)
Contract terminations:
Surrender benefits	—	(106,694)	(14,363)	(136,273)	(75,875)
Death benefits	—	(1,590)	(4,394)	—	(19,933)
Increase (decrease) from contract transactions	9,959	(217,167)	(18,702)	(93,316)	(215,463)
Net assets at beginning of year	78	2,784,336	111,612	1,923,610	2,540,098
Net assets at end of year	$9,940	$2,561,936	$85,638	$1,729,115	$2,134,099

Accumulation unit activity
Units outstanding at beginning of year	—	1,222,940	116,105	919,490	839,306
Contract purchase payments	9,371	73,364	8,992	64,330	43,537
Net transfers(1)	238	12,530	(5,614)	(3,142)	37,808
Transfers for policy loans	—	(24,390)	844	3,323	(14,027)
Policy charges	—	(43,034)	(4,344)	(21,139)	(25,485)
Contract terminations:
Surrender benefits	—	(46,158)	(14,879)	(63,753)	(24,725)
Death benefits	—	(629)	(4,487)	—	(5,932)
Units outstanding at end of year	9,609	1,194,623	96,617	899,109	850,482

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	83

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Temp Global Bond, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
Operations
Investment income (loss) — net	$3,389	$(20,165)	$405	$(1,606)	$16,359
Net realized gain (loss) on sales of investments	(765)	117,897	(65)	4,861	199,917
Distributions from capital gains	240	459,928	49	49,157	144,708
Net change in unrealized appreciation or depreciation of investments	(6,148)	(1,211,869)	(1,981)	(61,807)	(391,993)
Net increase (decrease) in net assets resulting from operations	(3,284)	(654,209)	(1,592)	(9,395)	(31,009)

Contract transactions
Contract purchase payments	4,135	318,004	2,059	17,421	126,511
Net transfers(1)	52,496	(103,515)	13,139	(387)	(25,551)
Transfers for policy loans	7	(59,431)	—	155	1,258
Policy charges	(916)	(185,350)	(395)	(13,355)	(81,838)
Contract terminations:
Surrender benefits	(7,422)	(224,944)	—	(27,349)	(104,141)
Death benefits	—	(1,627)	—	—	(893)
Increase (decrease) from contract transactions	48,300	(256,863)	14,803	(23,515)	(84,654)
Net assets at beginning of year	15,619	6,716,250	18,550	410,842	2,416,154
Net assets at end of year	$60,635	$5,805,178	$31,761	$377,932	$2,300,491

Accumulation unit activity
Units outstanding at beginning of year	15,306	1,996,556	18,880	155,953	1,219,655
Contract purchase payments	4,266	100,157	2,163	6,349	64,876
Net transfers(1)	53,452	134,062	13,922	(295)	(81,896)
Transfers for policy loans	7	(17,882)	—	(112)	3,599
Policy charges	(942)	(59,455)	(428)	(4,917)	(40,913)
Contract terminations:
Surrender benefits	(7,883)	(68,100)	—	(10,473)	(55,520)
Death benefits	—	(427)	—	—	(526)
Units outstanding at end of year	64,206	2,084,911	34,537	146,505	1,109,275

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
Operations
Investment income (loss) — net	$(3,329)	$(5,996)	$2,592	$2,682	$28,691
Net realized gain (loss) on sales of investments	32,094	92,501	(729)	19,402	480,354
Distributions from capital gains	2,847	4,762	6,728	861	1,144,721
Net change in unrealized appreciation or depreciation of investments	(8,824)	(57,955)	(14,652)	(45,286)	(2,380,792)
Net increase (decrease) in net assets resulting from operations	22,788	33,312	(6,061)	(22,341)	(727,026)

Contract transactions
Contract purchase payments	18,892	59,434	19,203	13,761	526,067
Net transfers(1)	(87,602)	(2,017)	72,598	10,557	(544,338)
Transfers for policy loans	(8,295)	(20,312)	(86)	(9,878)	(45,244)
Policy charges	(19,461)	(18,229)	(503)	(6,391)	(541,532)
Contract terminations:
Surrender benefits	(14,874)	(8,543)	(156)	(12,522)	(391,206)
Death benefits	—	(774)	—	—	(5,183)
Increase (decrease) from contract transactions	(111,340)	9,559	91,056	(4,473)	(1,001,436)
Net assets at beginning of year	619,460	821,991	12,884	321,208	12,047,853
Net assets at end of year	$530,908	$864,862	$97,879	$294,394	$10,319,391

Accumulation unit activity
Units outstanding at beginning of year	425,606	590,431	12,323	209,526	4,278,357
Contract purchase payments	12,617	42,395	18,762	9,383	190,173
Net transfers(1)	(60,825)	22,328	70,152	(118)	(187,676)
Transfers for policy loans	(5,421)	(14,310)	(89)	(6,292)	(16,451)
Policy charges	(12,994)	(12,988)	(495)	(4,037)	(194,009)
Contract terminations:
Surrender benefits	(9,755)	(5,951)	—	(9,125)	(138,584)
Death benefits	—	(510)	—	—	(1,806)
Units outstanding at end of year	349,228	621,395	100,653	199,337	3,930,004

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	85

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy
Operations
Investment income (loss) — net	$6,899	$7,623	$(3,119)	$(3,129)	$237
Net realized gain (loss) on sales of investments	30,014	30,954	12,408	13,138	(25,337)
Distributions from capital gains	—	—	34,957	40,810	64,613
Net change in unrealized appreciation or depreciation of investments	(30,364)	(85,341)	(41,727)	(28,268)	(72,738)
Net increase (decrease) in net assets resulting from operations	6,549	(46,764)	2,519	22,551	(33,225)

Contract transactions
Contract purchase payments	35,667	52,271	20,180	34,189	13,998
Net transfers(1)	35,002	162,233	940	34,389	19,431
Transfers for policy loans	(7,379)	(9,892)	(7,626)	3,040	(1,956)
Policy charges	(19,534)	(30,119)	(14,864)	(17,210)	(11,102)
Contract terminations:
Surrender benefits	(28,199)	(66,273)	(5,670)	(36,459)	(11,640)
Death benefits	—	(1,640)	—	—	—
Increase (decrease) from contract transactions	15,557	106,580	(7,040)	17,949	8,731
Net assets at beginning of year	627,039	1,099,731	446,510	366,625	303,987
Net assets at end of year	$649,145	$1,159,547	$441,989	$407,125	$279,493

Accumulation unit activity
Units outstanding at beginning of year	398,408	803,200	312,810	168,179	302,210
Contract purchase payments	22,276	37,753	13,585	15,215	14,395
Net transfers(1)	20,667	98,407	1,740	15,966	14,583
Transfers for policy loans	(4,609)	(8,722)	(4,997)	1,348	(2,328)
Policy charges	(12,208)	(21,663)	(10,005)	(7,387)	(11,294)
Contract terminations:
Surrender benefits	(17,657)	(47,830)	(3,745)	(15,933)	(12,899)
Death benefits	—	(1,374)	—	—	—
Units outstanding at end of year	406,877	859,771	309,388	177,388	304,667

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Janus Aspen Enterprise, Serv	Janus Aspen Flex Bond, Serv	Janus Aspen Gbl Alloc Mod, Serv	Janus Aspen Global Tech, Serv	Janus Aspen Res, Serv
Operations
Investment income (loss) — net	$(419)	$4	$1	$(8,081)	$(1,889)
Net realized gain (loss) on sales of investments	20,813	(1)	(1)	51,143	25,179
Distributions from capital gains	60,460	1	5	160,427	99,863
Net change in unrealized appreciation or depreciation of investments	(62,946)	(6)	(10)	(159,999)	(99,445)
Net increase (decrease) in net assets resulting from operations	17,908	(2)	(5)	43,490	23,708

Contract transactions
Contract purchase payments	17,130	148	85	64,623	25,094
Net transfers(1)	(13,539)	28	(27)	(19,507)	(32,573)
Transfers for policy loans	(16,650)	—	—	6,581	(24,086)
Policy charges	(16,522)	(66)	(18)	(38,641)	(19,970)
Contract terminations:
Surrender benefits	(9,159)	—	—	(20,833)	(16,084)
Death benefits	—	—	—	(709)	—
Increase (decrease) from contract transactions	(38,740)	110	40	(8,486)	(67,619)
Net assets at beginning of year	555,594	137	98	1,117,947	550,411
Net assets at end of year	$534,762	$245	$133	$1,152,951	$506,500

Accumulation unit activity
Units outstanding at beginning of year	245,437	56	6	804,767	341,323
Contract purchase payments	7,238	139	71	48,324	14,861
Net transfers(1)	(11,293)	25	(24)	(40,815)	(21,894)
Transfers for policy loans	(4,529)	—	—	3,581	(15,417)
Policy charges	(8,062)	(62)	(15)	(28,518)	(12,048)
Contract terminations:
Surrender benefits	(2,935)	—	—	(18,779)	(9,240)
Death benefits	—	—	—	(628)	—
Units outstanding at end of year	225,856	158	38	767,932	297,585

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	87

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Janus Aspen Overseas, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl(2)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(4,337)	$(438)	$(932)	$(10,775)	$54,850
Net realized gain (loss) on sales of investments	(160,571)	(620)	(8,217)	(1,589)	29,721
Distributions from capital gains	80,323	1,303	109,324	52,566	117,744
Net change in unrealized appreciation or depreciation of investments	(163,109)	(1,179)	(138,034)	(78,638)	(472,725)
Net increase (decrease) in net assets resulting from operations	(247,694)	(934)	(37,859)	(38,436)	(270,410)

Contract transactions
Contract purchase payments	163,385	3,860	56,825	76,618	129,604
Net transfers(1)	(189,722)	13,827	1,931,299	(65,484)	(8,650)
Transfers for policy loans	(12,847)	20	(26,709)	(21,379)	(6,227)
Policy charges	(80,217)	(26)	(45,509)	(47,715)	(90,705)
Contract terminations:
Surrender benefits	(76,514)	(10,111)	(54,435)	(61,653)	(140,959)
Death benefits	—	—	—	(18,976)	—
Increase (decrease) from contract transactions	(195,915)	7,570	1,861,471	(138,589)	(116,937)
Net assets at beginning of year	2,726,222	45,975	—	1,638,624	1,781,856
Net assets at end of year	$2,282,613	$52,611	$1,823,612	$1,461,599	$1,394,509

Accumulation unit activity
Units outstanding at beginning of year	1,699,672	46,035	—	769,429	552,335
Contract purchase payments	106,115	3,874	57,426	34,975	46,631
Net transfers(1)	(72,109)	13,701	1,931,466	(52,359)	60,214
Transfers for policy loans	(7,199)	21	(26,069)	(6,782)	(3,355)
Policy charges	(51,156)	(26)	(45,807)	(20,406)	(29,275)
Contract terminations:
Surrender benefits	(50,649)	(10,166)	(54,099)	(22,518)	(45,909)
Death benefits	—	—	—	(10,740)	—
Units outstanding at end of year	1,624,674	53,439	1,862,917	691,599	580,641

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period March 27, 2015 (commencement of operations) to Dec. 31, 2015.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT US Eq Index PW Strat, Cl S	NB AMT Soc Responsive, Cl S	Oppen Global VA, Serv
Operations
Investment income (loss) — net	$6,952	$(1,944)	$(1)	$22	$3,721
Net realized gain (loss) on sales of investments	10,644	(2,286)	13	165	42,843
Distributions from capital gains	—	42,501	7	619	67,284
Net change in unrealized appreciation or depreciation of investments	(28,008)	(54,182)	(40)	(870)	(82,526)
Net increase (decrease) in net assets resulting from operations	(10,412)	(15,911)	(21)	(64)	31,322

Contract transactions
Contract purchase payments	32,930	25,403	—	1,583	83,793
Net transfers(1)	(28,678)	(24,657)	359	2,022	72,663
Transfers for policy loans	23,434	789	—	—	(3,018)
Policy charges	(12,274)	(10,620)	(116)	(1,385)	(19,763)
Contract terminations:
Surrender benefits	(1,216)	(8,416)	—	(523)	(108,168)
Death benefits	—	(14,276)	—	—	(866)
Increase (decrease) from contract transactions	14,196	(31,777)	243	1,697	24,641
Net assets at beginning of year	472,486	274,509	369	6,665	938,240
Net assets at end of year	$476,270	$226,821	$591	$8,298	$994,203

Accumulation unit activity
Units outstanding at beginning of year	407,473	156,829	—	4,429	581,123
Contract purchase payments	28,784	15,164	—	1,032	50,871
Net transfers(1)	(34,625)	(16,232)	370	1,349	15,286
Transfers for policy loans	22,865	354	—	—	(1,057)
Policy charges	(10,974)	(5,804)	(115)	(917)	(12,054)
Contract terminations:
Surrender benefits	(1,127)	(4,490)	—	(345)	(46,009)
Death benefits	—	(8,878)	—	—	(558)
Units outstanding at end of year	412,396	136,943	255	5,548	587,602

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	89

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$107,865	$(1,531)	$29,567	$27	$882
Net realized gain (loss) on sales of investments	(11,915)	18,176	(36,979)	2	(25)
Distributions from capital gains	—	131,970	—	—	255
Net change in unrealized appreciation or depreciation of investments	(164,489)	(214,616)	(117,887)	(55)	(1,306)
Net increase (decrease) in net assets resulting from operations	(68,539)	(66,001)	(125,299)	(26)	(194)

Contract transactions
Contract purchase payments	103,149	78,805	158,562	488	2,681
Net transfers(1)	(103,068)	58,937	(312,416)	79	9,853
Transfers for policy loans	(22,320)	(20,214)	1,004	—	—
Policy charges	(71,966)	(34,741)	(58,325)	(12)	(663)
Contract terminations:
Surrender benefits	(134,995)	(29,868)	(41,932)	—	(2,791)
Death benefits	(565)	—	—	—	—
Increase (decrease) from contract transactions	(229,765)	52,919	(253,107)	555	9,080
Net assets at beginning of year	2,425,360	916,577	1,477,088	1,009	14,800
Net assets at end of year	$2,127,056	$903,495	$1,098,682	$1,538	$23,686

Accumulation unit activity
Units outstanding at beginning of year	1,683,417	491,182	1,069,052	964	4,538
Contract purchase payments	70,476	44,700	118,104	485	2,627
Net transfers(1)	(81,913)	19,883	(235,982)	77	9,619
Transfers for policy loans	(15,314)	(8,454)	1,265	—	—
Policy charges	(49,556)	(19,930)	(43,103)	(12)	(649)
Contract terminations:
Surrender benefits	(88,756)	(13,338)	(29,519)	—	(745)
Death benefits	(386)	—	—	—	—
Units outstanding at end of year	1,517,968	514,043	879,817	1,514	15,390

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Multi-Cap Gro, Cl IA	Put VT Multi-Cap Gro, Cl IB
Operations
Investment income (loss) — net	$66,109	$32,143	$1,180	$90,324	$5,864
Net realized gain (loss) on sales of investments	39,626	(2,454)	4,303	279,830	31,613
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(59,016)	(59,899)	(7,587)	(439,932)	(41,906)
Net increase (decrease) in net assets resulting from operations	46,719	(30,210)	(2,104)	(69,778)	(4,429)

Contract transactions
Contract purchase payments	45,671	20,126	8,673	371,277	19,586
Net transfers(1)	232,939	(5,521)	36,981	(107,903)	8,776
Transfers for policy loans	(3,334)	(3,804)	(4,557)	(97,895)	(15,189)
Policy charges	(32,301)	(19,050)	(5,578)	(398,056)	(18,004)
Contract terminations:
Surrender benefits	(37,298)	(24,806)	(19,546)	(253,672)	(14,536)
Death benefits	(714)	—	(730)	(2,432)	(878)
Increase (decrease) from contract transactions	204,963	(33,055)	15,243	(488,681)	(20,245)
Net assets at beginning of year	824,880	535,857	246,833	8,807,577	538,910
Net assets at end of year	$1,076,562	$472,592	$259,972	$8,249,118	$514,236

Accumulation unit activity
Units outstanding at beginning of year	300,332	239,277	149,592	3,554,535	284,812
Contract purchase payments	15,646	8,934	5,136	147,647	10,311
Net transfers(1)	81,830	(2,454)	20,595	(41,940)	3,589
Transfers for policy loans	(1,109)	(1,683)	(2,328)	(38,707)	(7,604)
Policy charges	(10,747)	(8,347)	(3,140)	(158,807)	(9,422)
Contract terminations:
Surrender benefits	(12,428)	(11,102)	(11,834)	(101,131)	(7,436)
Death benefits	(235)	—	(403)	(977)	(458)
Units outstanding at end of year	373,289	224,625	157,618	3,360,620	273,792

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	91

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Royce Micro-Cap, Invest Cl	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$(16,112)	$69,710	$(62)	$(68,105)	$(137,035)
Net realized gain (loss) on sales of investments	(3,023)	14,043	(183)	203,227	893,166
Distributions from capital gains	122,883	—	14	—	—
Net change in unrealized appreciation or depreciation of investments	(423,233)	(333,595)	(3,079)	(285,799)	(1,026,945)
Net increase (decrease) in net assets resulting from operations	(319,485)	(249,842)	(3,310)	(150,677)	(270,814)

Contract transactions
Contract purchase payments	119,469	145,011	2,124	1,255,193	1,146,743
Net transfers(1)	(129,032)	(82,487)	10,652	127,756	(408,437)
Transfers for policy loans	(15,423)	8,392	112	(114,446)	(303,320)
Policy charges	(100,389)	(89,283)	(117)	(264,154)	(441,694)
Contract terminations:
Surrender benefits	(106,252)	(146,234)	(53)	(226,797)	(528,010)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(231,627)	(164,601)	12,718	777,552	(534,718)
Net assets at beginning of year	2,543,860	2,785,034	2,835	10,137,738	18,507,783
Net assets at end of year	$1,992,748	$2,370,591	$12,243	$10,764,613	$17,702,251

Accumulation unit activity
Units outstanding at beginning of year	925,682	1,200,030	3,173	6,858,673	12,397,722
Contract purchase payments	46,823	64,208	3,322	869,463	761,658
Net transfers(1)	(45,328)	(35,298)	14,153	94,312	(158,148)
Transfers for policy loans	(8,006)	3,288	209	(76,781)	(224,075)
Policy charges	(38,028)	(39,386)	(175)	(182,322)	(297,848)
Contract terminations:
Surrender benefits	(42,322)	(65,040)	(10)	(150,240)	(343,173)
Death benefits	—	—	—	—	—
Units outstanding at end of year	838,821	1,127,802	20,672	7,413,105	12,136,136

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP AC Div Bond, Cl 2	VP AQR Man Fut Strategy, Cl 2	VP BR Gl Infl Prot Sec, Cl 2	VP BR Gl Infl Prot Sec, Cl 3	VP CenterSquare Real Est, Cl 2
Operations
Investment income (loss) — net	$2	$48	$828	$267,230	$1,321
Net realized gain (loss) on sales of investments	—	(1)	(52)	(29,499)	(440)
Distributions from capital gains	—	—	197	64,670	2,819
Net change in unrealized appreciation or depreciation of investments	(2)	(49)	(1,011)	(317,691)	(4,234)
Net increase (decrease) in net assets resulting from operations	—	(2)	(38)	(15,290)	(534)

Contract transactions
Contract purchase payments	—	297	1,010	39,241	10,196
Net transfers(1)	—	(130)	—	(23,284)	18,540
Transfers for policy loans	—	—	—	(13,320)	—
Policy charges	—	(37)	(235)	(28,039)	(2,751)
Contract terminations:
Surrender benefits	—	—	—	(28,696)	(356)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	—	130	775	(54,098)	25,629
Net assets at beginning of year	77	213	1,370	775,636	17,898
Net assets at end of year	$77	$341	$2,107	$706,248	$42,993

Accumulation unit activity
Units outstanding at beginning of year	—	106	1,240	575,660	14,442
Contract purchase payments	—	244	966	28,748	8,195
Net transfers(1)	—	(104)	—	(14,864)	14,976
Transfers for policy loans	—	—	—	(9,813)	—
Policy charges	—	(31)	(224)	(20,773)	(2,204)
Contract terminations:
Surrender benefits	—	—	—	(20,993)	(295)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	215	1,982	537,965	35,114

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	93

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4	VP DFA Intl Val, Cl 2	VP EV Floating Rate Inc, Cl 2
Operations
Investment income (loss) — net	$571	$(4,531)	$(7,529)	$75	$824
Net realized gain (loss) on sales of investments	(217)	6,326	54,552	(26)	(86)
Distributions from capital gains	2,454	—	—	74	—
Net change in unrealized appreciation or depreciation of investments	(3,558)	(7,034)	(51,966)	(614)	(1,193)
Net increase (decrease) in net assets resulting from operations	(750)	(5,239)	(4,943)	(491)	(455)

Contract transactions
Contract purchase payments	25,413	58,730	73,860	858	3,773
Net transfers(1)	34,387	(15,410)	(6,759)	3,548	14,133
Transfers for policy loans	—	(253)	3,640	—	—
Policy charges	(3,008)	(48,536)	(65,392)	(260)	(1,095)
Contract terminations:
Surrender benefits	(436)	(6,046)	(207,485)	(86)	(79)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	56,356	(11,515)	(202,136)	4,060	16,732
Net assets at beginning of year	23,382	556,931	1,036,502	1,675	2,769
Net assets at end of year	$78,988	$540,177	$829,423	$5,244	$19,046

Accumulation unit activity
Units outstanding at beginning of year	19,440	462,137	861,237	1,369	2,553
Contract purchase payments	21,290	48,523	60,835	729	3,535
Net transfers(1)	28,839	(12,883)	(8,156)	3,015	13,307
Transfers for policy loans	—	(215)	2,953	—	—
Policy charges	(2,464)	(40,169)	(53,983)	(221)	(1,027)
Contract terminations:
Surrender benefits	(348)	(5,018)	(169,968)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	66,757	452,375	692,918	4,892	18,368

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP Ptnrs Core Bond, Cl 2	VP Jennison Mid Cap Gro, Cl 2	VP Lazard Intl Eq Adv, Cl 2	VP Loomis Sayles Gro, Cl 2	VP MFS Blended Res Core Eq, Cl 2
Operations
Investment income (loss) — net	$59	$—	$2	$—	$—
Net realized gain (loss) on sales of investments	(1)	(3)	—	29	3
Distributions from capital gains	10	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(54)	(1,397)	(5)	556	(3)
Net increase (decrease) in net assets resulting from operations	14	(1,400)	(3)	585	—

Contract transactions
Contract purchase payments	1,737	4,334	—	3,452	40
Net transfers(1)	—	12,783	—	3,578	40
Transfers for policy loans	—	—	—	—	—
Policy charges	(403)	(117)	—	(496)	(67)
Contract terminations:
Surrender benefits	—	(15)	—	(8)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	1,334	16,985	—	6,526	13
Net assets at beginning of year	2,482	1,449	76	1,901	14
Net assets at end of year	$3,830	$17,034	$73	$9,012	$27

Accumulation unit activity
Units outstanding at beginning of year	2,341	1,028	—	1,327	—
Contract purchase payments	1,680	2,978	—	2,369	28
Net transfers(1)	—	8,668	—	2,384	28
Transfers for policy loans	—	—	—	—	—
Policy charges	(389)	(83)	—	(332)	(47)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	3,632	12,591	—	5,748	9

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	95

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP MFS Blended Res Core Eq, Cl 3	VP MFS Val, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(3,110)	$—	$(173,922)	$(303,037)	$(192,615)
Net realized gain (loss) on sales of investments	22,214	374	876,607	1,712,474	671,049
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(20,959)	(1,087)	(993,775)	(1,889,508)	(893,696)
Net increase (decrease) in net assets resulting from operations	(1,855)	(713)	(291,090)	(480,071)	(415,262)

Contract transactions
Contract purchase payments	24,166	2,096	2,175,148	2,516,547	3,113,917
Net transfers(1)	13,041	31,804	(627,595)	(343,494)	1,727,817
Transfers for policy loans	(24,169)	—	(30,701)	(261,870)	8,568
Policy charges	(8,539)	(111)	(759,354)	(1,668,409)	(731,267)
Contract terminations:
Surrender benefits	(9,696)	(16)	(863,239)	(2,268,108)	(1,746,401)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(5,197)	33,773	(105,741)	(2,025,334)	2,372,634
Net assets at beginning of year	371,533	313	23,453,603	40,467,460	24,432,443
Net assets at end of year	$364,481	$33,373	$23,056,772	$37,962,055	$26,389,815

Accumulation unit activity
Units outstanding at beginning of year	275,190	201	17,227,496	29,433,064	17,168,365
Contract purchase payments	18,415	1,410	1,641,120	1,836,138	2,245,012
Net transfers(1)	3,797	21,258	(379,810)	(129,212)	1,353,043
Transfers for policy loans	(15,711)	—	(22,918)	(186,695)	9,432
Policy charges	(6,199)	(75)	(558,115)	(1,211,101)	(520,043)
Contract terminations:
Surrender benefits	(7,559)	—	(624,921)	(1,652,766)	(1,183,044)
Death benefits	—	—	—	—	—
Units outstanding at end of year	267,933	22,794	17,282,852	28,089,428	19,072,765

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP MS Adv, Cl 2	VP Multi-Mgr Div Inc, Cl 2
Operations
Investment income (loss) — net	$(447,494)	$(19,794)	$(42,373)	$—	$312
Net realized gain (loss) on sales of investments	2,797,981	59,664	212,237	9	(3)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,174,352)	(66,160)	(226,142)	25	(463)
Net increase (decrease) in net assets resulting from operations	(823,865)	(26,290)	(56,278)	34	(154)

Contract transactions
Contract purchase payments	3,869,205	280,545	423,585	226	236
Net transfers(1)	(2,324,936)	(106,287)	(25,359)	52	13,502
Transfers for policy loans	(826,831)	(11,797)	(41,331)	—	33
Policy charges	(1,514,561)	(155,504)	(360,268)	(116)	(233)
Contract terminations:
Surrender benefits	(2,376,019)	(40,296)	(238,489)	—	(74)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(3,173,142)	(33,339)	(241,862)	162	13,464
Net assets at beginning of year	59,723,695	2,628,029	5,324,087	486	372
Net assets at end of year	$55,726,688	$2,568,400	$5,025,947	$682	$13,682

Accumulation unit activity
Units outstanding at beginning of year	41,127,759	2,036,480	4,126,213	342	—
Contract purchase payments	2,658,785	217,405	327,877	156	237
Net transfers(1)	(1,202,826)	(82,674)	177	37	13,654
Transfers for policy loans	(569,496)	(9,436)	(32,674)	—	33
Policy charges	(1,038,866)	(120,205)	(279,037)	(80)	(235)
Contract terminations:
Surrender benefits	(1,610,311)	(31,608)	(180,457)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	39,365,045	2,009,962	3,962,099	455	13,689

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	97

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP Multi-Mgr Int Rate Adapt, Cl 2	VP LA Capital Lg Cap Gro, Cl 2	VP Oppen Intl Gro, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$22	$—	$359	$—	$—
Net realized gain (loss) on sales of investments	—	323	(69)	9	—
Distributions from capital gains	—	—	1,275	—	—
Net change in unrealized appreciation or depreciation of investments	(41)	61	(3,118)	(129)	(10)
Net increase (decrease) in net assets resulting from operations	(19)	384	(1,553)	(120)	(10)

Contract transactions
Contract purchase payments	—	9,376	20,848	533	58
Net transfers(1)	829	(2,779)	25,198	241	—
Transfers for policy loans	—	—	—	—	—
Policy charges	(14)	(2,316)	(1,960)	(172)	—
Contract terminations:
Surrender benefits	—	(519)	(3)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	815	3,762	44,083	602	58
Net assets at beginning of year	373	5,695	14,120	732	59
Net assets at end of year	$1,169	$9,841	$56,650	$1,214	$107

Accumulation unit activity
Units outstanding at beginning of year	—	3,864	11,604	527	32
Contract purchase payments	—	6,062	17,116	364	41
Net transfers(1)	845	(1,776)	20,642	164	—
Transfers for policy loans	—	—	—	—	—
Policy charges	(14)	(1,509)	(1,598)	(124)	—
Contract terminations:
Surrender benefits	—	(335)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	831	6,306	47,764	931	73

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP Pyramis Intl Eq, Cl 2	VP T. Rowe Price Lg Cap Val, Cl 2	VP TCW Core Plus Bond, Cl 2	VP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$(4,702)	$156	$—	$—	$—
Net realized gain (loss) on sales of investments	59,040	(16)	—	—	149
Distributions from capital gains	—	379	—	—	—
Net change in unrealized appreciation or depreciation of investments	(123,209)	(814)	(153)	—	(224)
Net increase (decrease) in net assets resulting from operations	(68,871)	(295)	(153)	—	(75)

Contract transactions
Contract purchase payments	39,500	2,282	1,056	—	2,632
Net transfers(1)	(19,031)	3,352	—	—	461
Transfers for policy loans	(6,618)	—	—	—	—
Policy charges	(18,203)	(749)	(162)	—	(1,197)
Contract terminations:
Surrender benefits	(6,440)	2	—	—	(312)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(10,792)	4,887	894	—	1,584
Net assets at beginning of year	688,350	11,215	1,251	77	6,024
Net assets at end of year	$608,687	$15,807	$1,992	$77	$7,533

Accumulation unit activity
Units outstanding at beginning of year	264,851	9,491	901	—	3,926
Contract purchase payments	15,629	1,788	794	—	1,649
Net transfers(1)	(6,978)	2,782	—	—	285
Transfers for policy loans	(2,754)	—	—	—	—
Policy charges	(7,553)	(604)	(121)	—	(756)
Contract terminations:
Surrender benefits	(2,485)	—	—	—	(195)
Death benefits	—	—	—	—	—
Units outstanding at end of year	260,710	13,457	1,574	—	4,909

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	99

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	VP Vty Sycamore Estb Val, Cl 3	VP WF Short Duration Govt, Cl 2	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$(1,190)	$1	$36,570	$(41,129)	$1,526
Net realized gain (loss) on sales of investments	14,416	—	(46,059)	139,221	20,247
Distributions from capital gains	—	—	446,329	985,944	—
Net change in unrealized appreciation or depreciation of investments	(15,823)	(1)	(466,199)	(1,148,121)	(19,497)
Net increase (decrease) in net assets resulting from operations	(2,597)	—	(29,359)	(64,085)	2,276

Contract transactions
Contract purchase payments	13,737	81	324,773	308,978	22,844
Net transfers(1)	47,338	—	(104,826)	(196,131)	37,104
Transfers for policy loans	2,606	—	(66,526)	(65,452)	(968)
Policy charges	(4,200)	(14)	(158,767)	(201,584)	(13,017)
Contract terminations:
Surrender benefits	(2,435)	—	(167,695)	(139,118)	(24,932)
Death benefits	—	—	—	(2,116)	—
Increase (decrease) from contract transactions	57,046	67	(173,041)	(295,423)	21,031
Net assets at beginning of year	134,281	114	5,157,724	6,022,385	449,628
Net assets at end of year	$188,730	$181	$4,955,324	$5,662,877	$472,935

Accumulation unit activity
Units outstanding at beginning of year	63,986	39	2,170,230	2,074,667	271,292
Contract purchase payments	6,778	81	138,979	105,480	15,076
Net transfers(1)	21,290	—	41,348	55,833	29,547
Transfers for policy loans	727	—	(25,119)	(22,289)	(807)
Policy charges	(1,979)	(14)	(66,277)	(69,570)	(9,248)
Contract terminations:
Surrender benefits	(1,266)	—	(69,681)	(43,564)	(12,678)
Death benefits	—	—	—	(629)	—
Units outstanding at end of year	89,536	106	2,189,480	2,099,928	293,182

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$36,915	$(5,672)	$(5,387)	$5
Net realized gain (loss) on sales of investments	12,408	71,763	41,083	(3)
Distributions from capital gains	—	98,478	95,872	—
Net change in unrealized appreciation or depreciation of investments	(37,581)	(200,197)	(161,025)	(4)
Net increase (decrease) in net assets resulting from operations	11,742	(35,628)	(29,457)	(2)

Contract transactions
Contract purchase payments	65,302	67,761	41,961	192
Net transfers(1)	44,509	(16,924)	47,741	(188)
Transfers for policy loans	(11,682)	(14,044)	(4,032)	—
Policy charges	(33,207)	(27,653)	(24,372)	(7)
Contract terminations:
Surrender benefits	(61,524)	(28,596)	(30,817)	—
Death benefits	—	—	(15,151)	—
Increase (decrease) from contract transactions	3,398	(19,456)	15,330	(3)
Net assets at beginning of year	1,057,889	955,816	789,501	75
Net assets at end of year	$1,073,029	$900,732	$775,374	$70

Accumulation unit activity
Units outstanding at beginning of year	650,356	351,663	326,015	—
Contract purchase payments	37,382	28,536	16,134	187
Net transfers(1)	24,669	(845)	45,842	(180)
Transfers for policy loans	(7,229)	(5,125)	(1,056)	—
Policy charges	(19,144)	(10,685)	(8,957)	(7)
Contract terminations:
Surrender benefits	(33,213)	(10,371)	(9,599)	—
Death benefits	—	—	(4,900)	—
Units outstanding at end of year	652,821	353,173	363,479	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	101

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for individual variable life insurance policies issued by RiverSource Life of NY. The following is a list of each variable life insurance product funded through the Account.

RiverSource Succession Select® Variable Life Insurance

RiverSource® Variable Second-To-Die Life Insurance*

RiverSource® Variable Universal Life Insurance

RiverSource® Variable Universal Life Insurance III*

RiverSource® Variable Universal Life IV

RiverSource® Variable Universal Life IV – Estate Series

RiverSource® Variable Universal Life 5

RiverSource® Variable Universal Life 5 – Estate Series

*	New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. For each division, the financial statements are comprised of a statement of assets and liabilities as of Dec. 31, 2016, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl I	American Century VP Value, Class I
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Div Abs Return, Cl 2	Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Bond, Cl 2	Columbia Variable Portfolio – Global Bond Fund (Class 2)
Col VP Global Bond, Cl 3	Columbia Variable Portfolio – Global Bond Fund (Class 3)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)

102	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Man Vol Conserv, Cl 2	Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
Col VP Man Vol Conserv Gro, Cl 2	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
Col VP Man Vol Gro, Cl 2	Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2)
Col VP Man Vol Mod Gro, Cl 2	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
Col VP Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Mid Cap Val, Cl 2	Columbia Variable Portfolio – Mid Cap Value Fund (Class 2)
Col VP Mid Cap Val, Cl 3	Columbia Variable Portfolio – Mid Cap Value Fund (Class 3)
Col VP Select Intl Eq, Cl 2	Columbia Variable Portfolio – Select International Equity Fund (Class 2)(1)
Col VP Select Intl Eq, Cl 3	Columbia Variable Portfolio – Select International Equity Fund (Class 3)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Eq, Cl 2	Columbia Variable Portfolio – U.S. Equities Fund (Class 2)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
Deutsche Alt Asset Alloc VIP, Cl B	Deutsche Alternative Asset Allocation VIP, Class B
ET VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2 (previously FTVIPT Franklin Global Real Estate VIP Fund – Class 2)
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2 (previoulsy FTVIPT Franklin Income VIP Fund – Class 2)
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2 (previously FTVIPT Franklin Mutual Shares VIP Fund – Class 2)
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2 (previously FTVIPT Franklin Small Cap Value VIP Fund – Class 2)
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2 (previously FTVIPT Templeton Global Bond VIP Fund – Class 2)
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Mid Cap Gro, Ser I	Invesco V.I. Mid Cap Growth Fund, Series I Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Ivy VIP Asset Strategy	Ivy VIP Asset Strategy
Janus Aspen Enterprise, Serv	Janus Aspen Series Enterprise Portfolio: Service Shares
Janus Aspen Flex Bond, Serv	Janus Aspen Series Flexible Bond Portfolio: Service Shares

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	103

Division	Fund
Janus Aspen Gbl Alloc Mod, Serv	Janus Aspen Series Global Allocation Portfolio – Moderate: Service Shares
Janus Aspen Global Tech, Serv	Janus Aspen Series Global Technology Portfolio: Service Shares
Janus Aspen Res, Serv	Janus Aspen Series Research Portfolio: Service Shares (previously Janus Aspen Series Janus Portfolio: Service Shares)
Janus Aspen Overseas, Serv	Janus Aspen Series Overseas Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class(2),(5)
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (previously Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares)
MS VIF Mid Cap Gro, Cl II	Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (previously Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (previously Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (Class S))
NB AMT Soc Responsive, Cl S	Neuberger Berman AMT Socially Responsive Portfolio (Class S) (previously Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S))
Oppen Global VA, Serv	Oppenheimer Global Fund/VA, Service Shares
Oppen Global Strategic Inc VA, Srv	Oppenheimer Global Strategic Income Fund/VA, Service Shares
Oppen Main St Sm Cap VA, Serv	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Multi-Cap Gro, Cl IA	Putnam VT Multi-Cap Growth Fund – Class IA Shares
Put VT Multi-Cap Gro, Cl IB	Putnam VT Multi-Cap Growth Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Third Ave Val	Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP AC Div Bond, Cl 2	Variable Portfolio – American Century Diversified Bond Fund (Class 2)
VP AQR Man Fut Strategy, Cl 2	Variable Portfolio – AQR Managed Futures Strategy Fund (Class 2)
VP BR Gl Infl Prot Sec, Cl 2	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 2)
VP BR Gl Infl Prot Sec, Cl 3	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3)
VP CenterSquare Real Est, Cl 2	Variable Portfolio – CenterSquare Real Estate Fund (Class 2)
VP Col Wanger Intl Eq, Cl 2	Variable Portfolio – Columbia Wanger International Equities Fund (Class 2)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP DFA Intl Val, Cl 2	Variable Portfolio – DFA International Value Fund (Class 2)
VP EV Floating Rate Inc, Cl 2	Variable Portfolio – Eaton Vance Floating-Rate Income Fund (Class 2)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2) (previously Variable Portfolio – J.P. Morgan Core Bond Fund (Class 2))
VP Jennison Mid Cap Gro, Cl 2	Variable Portfolio – Jennison Mid Cap Growth Fund (Class 2)
VP Lazard Intl Eq Adv, Cl 2	Variable Portfolio – Lazard International Equity Advantage Fund (Class 2)
VP Loomis Sayles Gro, Cl 2	Variable Portfolio – Loomis Sayles Growth Fund (Class 2)
VP MFS Blended Res Core Eq, Cl 2	Variable Portfolio – MFS® Blended Research® Core Equity Fund (Class 2)
VP MFS Blended Res Core Eq, Cl 3	Variable Portfolio – MFS® Blended Research® Core Equity Fund (Class 3)
VP MFS Val, Cl 2	Variable Portfolio – MFS® Value Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP MS Adv, Cl 2	Variable Portfolio – Morgan Stanley Advantage Fund (Class 2)
VP Multi-Mgr Div Inc, Cl 2	Variable Portfolio – Multi-Manager Diversified Income Fund (Class 2)(3)
VP Multi-Mgr Int Rate Adapt, Cl 2	Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund (Class 2)(4)

104	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
VP LA Capital Lg Cap Gro, Cl 2	Variable Portfolio – Los Angeles Capital Large Cap Growth Fund (Class 2) (previously Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (Class 2))
VP Oppen Intl Gro, Cl 2	Variable Portfolio – Oppenheimer International Growth Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP Pyramis Intl Eq, Cl 2	Variable Portfolio – Pyramis® International Equity Fund (Class 2)
VP T. Rowe Price Lg Cap Val, Cl 2	Variable Portfolio – T. Rowe Price Large Cap Value Fund (Class 2) (previously Variable Portfolio – NFJ Dividend Value Fund (Class 2))
VP TCW Core Plus Bond, Cl 2	Variable Portfolio – TCW Core Plus Bond Fund (Class 2)
VP Vty Sycamore Estb Val, Cl 2	Variable Portfolio – Victory Sycamore Established Value Fund (Class 2)
VP Vty Sycamore Estb Val, Cl 3	Variable Portfolio – Victory Sycamore Established Value Fund (Class 3)
VP WF Short Duration Govt, Cl 2	Variable Portfolio – Wells Fargo Short Duration Government Fund (Class 2)
Wanger Intl	Wanger International
Wanger USA	Wanger USA
WF VT Index Asset Alloc, Cl 2	Wells Fargo VT Index Asset Allocation Fund – Class 2
WF VT Intl Eq, Cl 2	Wells Fargo VT International Equity Fund – Class 2
WF VT Opp, Cl 2	Wells Fargo VT Opportunity Fund – Class 2
WF VT Sm Cap Gro, Cl 2	Wells Fargo VT Small Cap Growth Fund – Class 2
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	Columbia Variable Portfolio – International Opportunities Fund (Class 2) merged into Columbia Variable Portfolio – Select International Equity Fund (Class 2) on April 29, 2016.
(2)	MFS® Investors Growth Stock Series – Service Class merged into MFS® Massachusetts Investors Growth Stock Portfolio – Service Class on March 27, 2015.
(3)	Variable Portfolio – Multi-Manager Diversified Income Fund (Class 2) liquidated on April 28, 2017.
(4)	Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund (Class 2) liquidated on April 28, 2017.
(5)	For the period March 27, 2015 (commencement of operations) to Dec. 31, 2015.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the variable life insurance policies.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are not categorized in the fair value hierarchy. There were no transfers between levels in the period ended Dec. 31, 2016.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	105

changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 21, 2017. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after Dec. 15, 2015 and interim periods within those fiscal years. The Account adopted the standard on Jan. 1, 2016. There was no impact of the standard to the Account’s financial condition or results of operations.

3.  VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.00%, 0.20%, 0.30%, 0.45% or 0.90% of the average daily net assets of each subaccount depending on the product selected.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York.

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge a death benefit guarantee charge or a no lapse guarantee charge.

Additional information can be found in the applicable product’s prospectus.

5.  SURRENDER CHARGES

RiverSource Life of NY will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

106	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Transfer and Dividend Disbursing Agent Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2016 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$2
AB VPS Gro & Inc, Cl B	375,572
AB VPS Intl Val, Cl B	497,297
AB VPS Lg Cap Gro, Cl B	121,731
ALPS Alerian Engy Infr, Class III	242,684
AC VP Intl, Cl I	46,786
AC VP Intl, Cl II	218,115
AC VP Val, Cl I	297,503
AC VP Val, Cl II	347,422
BlackRock Global Alloc, Cl III	270,830
Calvert VP SRI Bal, Cl I	45,122
Col VP Bal, Cl 3	1,378,989
Col VP Commodity Strategy, Cl 2	255
Col VP Contrarian Core, Cl 2	14,827
Col VP Disciplined Core, Cl 2	47,789
Col VP Disciplined Core, Cl 3	374,218
Col VP Div Abs Return, Cl 2	115
Col VP Divd Opp, Cl 2	14,811
Col VP Divd Opp, Cl 3	1,014,745
Col VP Emerg Mkts Bond, Cl 2	2
Col VP Emer Mkts, Cl 2	27,929
Col VP Emer Mkts, Cl 3	387,273
Col VP Global Bond, Cl 2	16,378
Col VP Global Bond, Cl 3	260,992
Col VP Govt Money Mkt, Cl 2	35,270
Col VP Govt Money Mkt, Cl 3	1,230,769
Col VP Hi Yield Bond, Cl 2	37,532
Col VP Hi Yield Bond, Cl 3	593,589
Col VP Inc Opp, Cl 2	32,443
Col VP Inc Opp, Cl 3	693,363
Col VP Inter Bond, Cl 2	4,056
Col VP Inter Bond, Cl 3	1,271,426
Col VP Lg Cap Gro, Cl 2	33,544
Col VP Lg Cap Gro, Cl 3	267,025
Col VP Lg Cap Index, Cl 3	2,506,668
Col VP Limited Duration Cr, Cl 2	195,788
Col VP Long Govt/Cr Bond, Cl 2	2
Col VP Man Vol Conserv, Cl 2	76,674
Col VP Man Vol Conserv Gro, Cl 2	50,611
Col VP Man Vol Gro, Cl 2	46,610
Col VP Man Vol Mod Gro, Cl 2	127,146
Col VP Mid Cap Gro, Cl 2	2,330
Col VP Mid Cap Gro, Cl 3	95,072
Col VP Mid Cap Val, Cl 2	10,667

Division	Purchases
Col VP Mid Cap Val, Cl 3	$145,870
Col VP Select Intl Eq, Cl 2	25,850
Col VP Select Intl Eq, Cl 3	286,328
Col VP Select Lg Cap Val, Cl 2	8,740
Col VP Select Lg Cap Val, Cl 3	61,769
Col VP Select Sm Cap Val, Cl 2	12,517
Col VP Select Sm Cap Val, Cl 3	172,441
Col VP Strategic Inc, Cl 2	4,470
Col VP US Eq, Cl 2	2,772
Col VP US Govt Mtge, Cl 2	231
Col VP US Govt Mtge, Cl 3	259,365
CS Commodity Return	50,497
Deutsche Alt Asset Alloc VIP, Cl B	44,692
ET VT Floating-Rate Inc, Init Cl	260,126
Fid VIP Contrafund, Serv Cl 2	618,363
Fid VIP Gro & Inc, Serv Cl	412,157
Fid VIP Gro & Inc, Serv Cl 2	342,139
Fid VIP Mid Cap, Serv Cl	534,301
Fid VIP Mid Cap, Serv Cl 2	974,580
Fid VIP Overseas, Serv Cl	149,130
Fid VIP Overseas, Serv Cl 2	288,112
Fid VIP Strategic Inc, Serv Cl 2	992
Frank Global Real Est, Cl 2	330,699
Frank Inc, Cl 2	62,915
Frank Mutual Shares, Cl 2	352,202
Frank Sm Cap Val, Cl 2	567,329
Temp Global Bond, Cl 2	80,782
GS VIT Mid Cap Val, Inst	569,380
GS VIT Multi-Strategy Alt, Advisor	45,747
GS VIT Sm Cap Eq Insights, Inst	37,359
GS VIT U.S. Eq Insights, Inst	278,411
Invesco VI Am Fran, Ser I	56,871
Invesco VI Am Fran, Ser II	223,576
Invesco VI Bal Risk Alloc, Ser II	81,392
Invesco VI Comstock, Ser II	44,665
Invesco VI Core Eq, Ser I	927,467
Invesco VI Div Divd, Ser I	594,432
Invesco VI Intl Gro, Ser II	183,549
Invesco VI Mid Cap Gro, Ser I	449,574
Invesco VI Tech, Ser I	86,465
Ivy VIP Asset Strategy	206,120
Janus Aspen Enterprise, Serv	85,420
Janus Aspen Flex Bond, Serv	2,244
Janus Aspen Gbl Alloc Mod, Serv	1,290

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	107

Division	Purchases
Janus Aspen Global Tech, Serv	$146,550
Janus Aspen Res, Serv	77,260
Janus Aspen Overseas, Serv	395,653
Lazard Ret Global Dyn MA, Serv	30,532
MFS Mass Inv Gro Stock, Serv Cl	436,731
MFS New Dis, Serv Cl	168,908
MFS Utilities, Serv Cl	264,401
MS VIF Global Real Est, Cl II	69,613
MS VIF Mid Cap Gro, Cl II	26,532
NB AMT US Eq Index PW Strat, Cl S	11,279
NB AMT Soc Responsive, Cl S	2,019
Oppen Global VA, Serv	251,945
Oppen Global Strategic Inc VA, Srv	287,122
Oppen Main St Sm Cap VA, Serv	274,965
PIMCO VIT All Asset, Advisor Cl	155,146
PIMCO VIT Glb MA Man Alloc, Adv Cl	649
PIMCO VIT Tot Return, Advisor Cl	178,247
Put VT Global Hlth Care, Cl IB	261,129
Put VT Hi Yield, Cl IB	61,988
Put VT Intl Eq, Cl IB	52,650
Put VT Multi-Cap Gro, Cl IA	1,289,850
Put VT Multi-Cap Gro, Cl IB	80,727
Royce Micro-Cap, Invest Cl	84,284
Third Ave Val	101,241
VanEck VIP Global Gold, Cl S	77,300
VP Aggr, Cl 2	2,672,152
VP Aggr, Cl 4	1,504,250
VP AC Div Bond, Cl 2	1
VP AQR Man Fut Strategy, Cl 2	301
VP BR Gl Infl Prot Sec, Cl 2	15
VP BR Gl Infl Prot Sec, Cl 3	132,946
VP CenterSquare Real Est, Cl 2	33,463
VP Col Wanger Intl Eq, Cl 2	76,616
VP Conserv, Cl 2	212,649
VP Conserv, Cl 4	365,974
VP DFA Intl Val, Cl 2	5,518

Division	Purchases
VP EV Floating Rate Inc, Cl 2	$17,919
VP Ptnrs Core Bond, Cl 2	1,061
VP Jennison Mid Cap Gro, Cl 2	3,925
VP Lazard Intl Eq Adv, Cl 2	2
VP Loomis Sayles Gro, Cl 2	9,391
VP MFS Blended Res Core Eq, Cl 2	1,726
VP MFS Blended Res Core Eq, Cl 3	58,154
VP MFS Val, Cl 2	17,725
VP Mod, Cl 2	2,623,213
VP Mod, Cl 4	3,374,846
VP Mod Aggr, Cl 2	4,729,929
VP Mod Aggr, Cl 4	3,675,455
VP Mod Conserv, Cl 2	563,181
VP Mod Conserv, Cl 4	788,193
VP MS Adv, Cl 2	837
VP Multi-Mgr Div Inc, Cl 2	1,782
VP Multi-Mgr Int Rate Adapt, Cl 2	4,802
VP LA Capital Lg Cap Gro, Cl 2	5,627
VP Oppen Intl Gro, Cl 2	32,577
VP Ptnrs Sm Cap Gro, Cl 2	250
VP Ptnrs Sm Cap Val, Cl 2	58
VP Ptnrs Sm Cap Val, Cl 3	71,969
VP Pyramis Intl Eq, Cl 2	2,449
VP T. Rowe Price Lg Cap Val, Cl 2	2,835
VP TCW Core Plus Bond, Cl 2	773
VP Vty Sycamore Estb Val, Cl 2	13,596
VP Vty Sycamore Estb Val, Cl 3	166,533
VP WF Short Duration Govt, Cl 2	83
Wanger Intl	925,130
Wanger USA	1,970,870
WF VT Index Asset Alloc, Cl 2	77,615
WF VT Intl Eq, Cl 2	247,926
WF VT Opp, Cl 2	247,841
WF VT Sm Cap Gro, Cl 2	277,202
WA Var Global Hi Yd Bond, Cl II	845

8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2016:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	$1.10	$—	$—	$1.74	$1.06
0.20%	1.02	—	—	—	0.85
0.30%	1.02	1.32	1.05	1.47	0.85
0.45%	1.02	2.82	1.68	3.06	0.85
0.90%	1.00	2.36	1.51	1.77	0.84

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	$—	$—	$—	$1.71	$1.21
0.20%	—	—	—	—	1.01
0.30%	—	0.98	—	1.37	1.01
0.45%	1.90	0.97	2.85	1.36	1.01
0.90%	1.15	1.87	3.17	2.67	1.00

108	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	$—	$1.44	$0.67	$1.38	$1.62
0.20%	—	—	—	—	—
0.30%	1.21	1.25	—	—	—
0.45%	2.20	2.42	—	—	—
0.90%	1.53	1.66	—	—	—

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	$—	$0.96	$1.52	$—	$1.12
0.20%	—	—	—	—	—
0.30%	1.36	—	—	1.28	—
0.45%	3.15	—	—	2.64	—
0.90%	1.39	—	—	2.63	—

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	$0.98	$—	$0.86	$—	$1.00
0.20%	—	—	—	—	—
0.30%	—	0.98	—	0.91	—
0.45%	—	1.96	—	1.13	—
0.90%	—	2.73	—	1.64	—

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	$—	$1.24	$—	$1.22	$—
0.20%	—	—	—	—	—
0.30%	0.99	—	1.17	—	1.16
0.45%	0.97	—	2.40	—	2.15
0.90%	1.05	—	2.59	—	1.88

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	$1.07	$—	$1.60	$—	$1.65
0.20%	—	—	—	—	—
0.30%	—	1.10	—	1.37	1.38
0.45%	—	1.47	—	3.12	3.00
0.90%	—	1.74	—	1.10	1.81

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2
0.00%	$1.04	$1.08	$1.03	$1.03	$1.01
0.20%	0.97	—	1.03	1.02	1.01
0.30%	0.97	—	1.02	1.02	1.00
0.45%	0.97	—	1.02	1.01	1.00
0.90%	0.96	—	1.01	1.00	0.99

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	109

Subaccount	Col VP Man Vol Mod Gro, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2	Col VP Mid Cap Val, Cl 3
0.00%	$1.02	$1.49	$—	$1.71	$—
0.20%	1.02	—	—	—	—
0.30%	1.01	—	1.24	—	1.30
0.45%	1.01	—	3.04	—	3.27
0.90%	1.00	—	2.19	—	1.79

Subaccount	Col VP Select Intl Eq, Cl 2	Col VP Select Intl Eq, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2
0.00%	$1.14	$—	$1.77	$—	$1.78
0.20%	—	—	—	—	—
0.30%	—	0.99	—	1.35	—
0.45%	—	1.79	—	3.31	—
0.90%	—	0.91	—	1.88	—

Subaccount	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
0.00%	$—	$1.12	$1.59	$1.07	$—
0.20%	—	—	—	—	—
0.30%	1.29	—	—	—	1.10
0.45%	3.50	—	—	—	1.16
0.90%	2.62	—	—	—	1.31

Subaccount	CS Commodity Return	Deutsche Alt Asset Alloc VIP, Cl B	ET VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
0.00%	$—	$1.03	$—	$1.57	$—
0.20%	—	0.96	—	—	—
0.30%	0.69	0.96	1.09	1.31	—
0.45%	0.76	0.95	1.78	2.97	3.10
0.90%	0.51	0.94	1.29	1.62	1.97

Subaccount	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
0.00%	$—	$—	$1.60	$—	$—
0.20%	—	—	—	—	—
0.30%	1.33	—	1.28	—	1.01
0.45%	1.32	3.00	1.27	1.85	1.01
0.90%	2.29	3.69	3.53	1.32	1.85

Subaccount	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
0.00%	$1.11	$—	$1.17	$1.51	$1.76
0.20%	—	—	1.02	—	—
0.30%	—	1.15	1.01	1.26	1.34
0.45%	—	2.30	1.01	2.46	3.38
0.90%	—	2.37	1.00	2.29	4.09

110	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Temp Global Bond, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
0.00%	$1.02	$—	$0.93	$—	$—
0.20%	0.97	—	0.92	—	—
0.30%	0.97	1.24	0.92	—	1.41
0.45%	0.97	2.96	0.92	3.61	3.04
0.90%	0.95	3.93	0.91	2.81	1.81

Subaccount	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
0.00%	$—	$—	$1.13	$—	$—
0.20%	—	—	1.07	—	—
0.30%	—	1.34	1.07	1.28	—
0.45%	1.56	1.33	1.06	3.05	2.42
0.90%	1.53	1.51	1.05	1.52	2.93

Subaccount	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy
0.00%	$—	$—	$—	$—	$0.92
0.20%	—	—	—	—	0.86
0.30%	1.39	1.06	1.22	1.29	0.86
0.45%	1.85	1.95	1.45	3.02	0.85
0.90%	1.80	1.06	1.42	2.19	0.84

Subaccount	Janus Aspen Enterprise, Serv	Janus Aspen Flex Bond, Serv	Janus Aspen Gbl Alloc Mod, Serv	Janus Aspen Global Tech, Serv	Janus Aspen Res, Serv
0.00%	$—	$1.08	$1.20	$—	$1.55
0.20%	—	—	—	—	—
0.30%	—	—	—	1.46	1.30
0.45%	3.70	—	—	3.80	2.72
0.90%	1.62	—	—	1.23	1.55

Subaccount	Janus Aspen Overseas, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
0.00%	$—	$1.13	$—	$—	$1.27
0.20%	—	1.02	—	—	—
0.30%	0.82	1.02	1.04	1.10	1.10
0.45%	1.49	1.01	1.03	3.51	2.33
0.90%	1.28	1.00	1.02	1.89	3.73

Subaccount	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT US Eq Index PW Strat, Cl S	NB AMT Soc Responsive, Cl S	Oppen Global VA, Serv
0.00%	$—	$1.22	$0.93	$1.64	$1.40
0.20%	—	—	0.93	—	—
0.30%	1.14	0.97	0.93	—	1.15
0.45%	2.71	2.59	0.92	—	2.53
0.90%	1.07	1.34	0.91	—	1.48

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	111

Subaccount	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
0.00%	$1.07	$1.79	$1.05	$1.01	$1.07
0.20%	—	—	—	—	1.04
0.30%	1.07	1.34	1.05	—	1.04
0.45%	1.60	3.64	1.67	—	1.04
0.90%	1.46	1.88	1.35	—	1.03

Subaccount	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Multi-Cap Gro, Cl IA	Put VT Multi-Cap Gro, Cl IB
0.00%	$—	$—	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	1.33	—	1.02	—	1.37
0.45%	2.62	2.24	1.79	3.00	2.03
0.90%	2.67	2.56	1.69	2.61	1.98

Subaccount	Royce Micro-Cap, Invest Cl	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
0.00%	$—	$—	$0.91	$1.35	$—
0.20%	—	—	0.85	—	—
0.30%	—	—	0.85	1.18	1.18
0.45%	2.47	2.22	0.85	1.62	1.62
0.90%	3.19	2.47	0.84	1.57	1.57

Subaccount	VP AC Div Bond, Cl 2	VP AQR Man Fut Strategy, Cl 2	VP BR Gl Infl Prot Sec, Cl 2	VP BR Gl Infl Prot Sec, Cl 3	VP CenterSquare Real Est, Cl 2
0.00%	$1.06	$1.07	$1.11	$—	$1.28
0.20%	—	—	—	—	—
0.30%	—	—	—	1.13	—
0.45%	—	—	—	1.38	—
0.90%	—	—	—	1.44	—

Subaccount	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4	VP DFA Intl Val, Cl 2	VP EV Floating Rate Inc, Cl 2
0.00%	$1.17	$1.12	$—	$1.16	$1.14
0.20%	—	—	—	—	—
0.30%	—	1.09	1.09	—	—
0.45%	—	1.26	1.26	—	—
0.90%	—	1.22	1.22	—	—

Subaccount	VP Ptnrs Core Bond, Cl 2	VP Jennison Mid Cap Gro, Cl 2	VP Lazard Intl Eq Adv, Cl 2	VP Loomis Sayles Gro, Cl 2	VP MFS Blended Res Core Eq, Cl 2
0.00%	$1.06	$1.40	$1.03	$1.66	$1.55
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.90%	—	—	—	—	—

112	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	VP MFS Blended Res Core Eq, Cl 3	VP MFS Val, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
0.00%	$—	$1.67	$1.23	$—	$1.28
0.20%	—	—	—	—	—
0.30%	1.31	—	1.13	1.13	1.15
0.45%	2.67	—	1.45	1.45	1.53
0.90%	1.36	—	1.40	1.40	1.49

Subaccount	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP MS Adv, Cl 2	VP Multi-Mgr Div Inc, Cl 2
0.00%	$—	$1.17	$—	$1.51	$1.07
0.20%	—	—	—	—	1.06
0.30%	1.15	1.11	1.11	—	1.06
0.45%	1.53	1.35	1.35	—	1.06
0.90%	1.49	1.31	1.31	—	1.05

Subaccount	VP Multi-Mgr Int Rate Adapt, Cl 2	VP LA Capital Lg Cap Gro, Cl 2	VP Oppen Intl Gro, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2
0.00%	$1.04	$1.52	$1.14	$1.37	$1.61
0.20%	1.03	—	—	—	—
0.30%	1.03	—	—	—	—
0.45%	1.03	—	—	—	—
0.90%	1.01	—	—	—	—

Subaccount	VP Ptnrs Sm Cap Val, Cl 3	VP Pyramis Intl Eq, Cl 2	VP T. Rowe Price Lg Cap Val, Cl 2	VP TCW Core Plus Bond, Cl 2	VP Vty Sycamore Estb Val, Cl 2
0.00%	$—	$1.13	$1.43	$1.04	$1.85
0.20%	—	—	—	—	—
0.30%	1.25	—	—	—	—
0.45%	3.05	—	—	—	—
0.90%	3.00	—	—	—	—

Subaccount	VP Vty Sycamore Estb Val, Cl 3	VP WF Short Duration Govt, Cl 2	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
0.00%	$—	$1.01	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	1.48	—	1.04	1.28	1.33
0.45%	3.49	—	2.34	3.33	1.32
0.90%	2.17	—	2.42	3.49	2.34

Subaccount		WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
0.00%		$—	$1.61	$1.48	$1.09
0.20%		—	—	—	—
0.30%		1.09	1.29	1.16	—
0.45%		1.72	3.21	3.33	—
0.90%		1.66	2.88	3.18	—

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	113

The following is a summary of units outstanding at Dec. 31, 2016:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	—	—	—	10,781	20,813
0.20%	—	—	—	—	—
0.30%	—	432,237	281,815	—	15,573
0.45%	—	296,227	873,799	31,680	160,492
0.90%	—	370,042	856,336	93,745	371,537
Total	—	1,098,506	2,011,950	136,206	568,415

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	—	—	—	16,154	50,162
0.20%	—	—	—	—	—
0.30%	—	148,667	—	269,149	—
0.45%	138,989	218,079	564,427	665,407	54,445
0.90%	350,234	137,910	796,581	338,730	232,193
Total	489,223	504,656	1,361,008	1,289,440	336,800

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	—	8,980	9,700	15,085	83,336
0.20%	—	—	—	—	—
0.30%	—	5,616	—	—	—
0.45%	73,916	821,842	—	—	—
0.90%	141,361	8,433,339	—	—	—
Total	215,277	9,269,777	9,700	15,085	83,336

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	—	736	13,101	—	—
0.20%	—	—	—	—	—
0.30%	58,585	—	—	714,033	—
0.45%	988,877	—	—	1,738,770	—
0.90%	14,530,698	—	—	2,333,706	—
Total	15,578,160	736	13,101	4,786,509	—

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	94,645	—	37,003	—	33,346
0.20%	—	—	—	—	—
0.30%	—	167,429	—	246,790	—
0.45%	—	475,503	—	593,018	—
0.90%	—	458,649	—	507,037	—
Total	94,645	1,101,581	37,003	1,346,845	33,346

114	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	—	85,455	—	4,379	—
0.20%	—	—	—	—	—
0.30%	79,214	—	479,264	—	91,694
0.45%	1,561,215	—	493,678	—	124,344
0.90%	1,357,008	—	535,046	—	424,240
Total	2,997,437	85,455	1,507,988	4,379	640,278

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	4,660	—	10,378	—	211,192
0.20%	—	—	—	—	—
0.30%	—	615,355	—	67,965	564,773
0.45%	—	1,965,047	—	265,163	917,465
0.90%	—	2,491,388	—	1,118,109	2,216,093
Total	4,660	5,071,790	10,378	1,451,237	3,909,523

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2
0.00%	34,943	—	—	4,343	129,084
0.20%	—	—	—	—	—
0.30%	153,938	—	—	—	—
0.45%	72,714	—	25,090	—	—
0.90%	127,923	—	10,935	57,795	1,174,747
Total	389,518	—	36,025	62,138	1,303,831

Subaccount	Col VP Man Vol Mod Gro, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2	Col VP Mid Cap Val, Cl 3
0.00%	251,141	5,457	—	11,082	—
0.20%	—	—	—	—	—
0.30%	—	—	54,469	—	60,134
0.45%	187,350	—	99,556	—	52,682
0.90%	176,439	—	92,930	—	256,134
Total	614,930	5,457	246,955	11,082	368,950

Subaccount	Col VP Select Intl Eq, Cl 2	Col VP Select Intl Eq, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2
0.00%	26,601	—	18,152	—	12,211
0.20%	—	—	—	—	—
0.30%	—	39,293	—	20,784	—
0.45%	—	301,695	—	71,763	—
0.90%	—	5,256,755	—	103,277	—
Total	26,601	5,597,743	18,152	195,824	12,211

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	115

Subaccount	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
0.00%	—	8,248	6,361	478	—
0.20%	—	—	—	—	—
0.30%	20,091	—	—	—	207,552
0.45%	197,937	—	—	—	645,065
0.90%	165,283	—	—	—	505,367
Total	383,311	8,248	6,361	478	1,357,984

Subaccount	CS Commodity Return	Deutsche Alt Asset Alloc VIP, Cl B	ET VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
0.00%	—	73,820	—	142,939	—
0.20%	—	—	—	—	—
0.30%	18,660	—	2,152	101,200	—
0.45%	132,485	10,998	221,759	303,465	671,961
0.90%	444,524	37,744	535,874	1,572,861	931,455
Total	595,669	122,562	759,785	2,120,465	1,603,416

Subaccount	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
0.00%	—	—	55,227	—	—
0.20%	—	—	—	—	—
0.30%	370,126	—	673,134	—	158,738
0.45%	722,819	874,440	1,704,442	289,372	513,367
0.90%	228,952	890,427	407,962	516,992	160,611
Total	1,321,897	1,764,867	2,840,765	806,364	832,716

Subaccount	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
0.00%	3,387	—	1,265	8,962	7,462
0.20%	—	—	—	—	—
0.30%	—	194,489	5,618	92,256	171,726
0.45%	—	550,329	6,780	246,625	369,055
0.90%	—	387,731	135,032	426,783	251,563
Total	3,387	1,132,549	148,695	774,626	799,806

Subaccount	Temp Global Bond, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
0.00%	892	—	72	—	—
0.20%	—	—	—	—	—
0.30%	—	314,523	—	—	89,580
0.45%	9,946	921,979	15,498	61,760	439,997
0.90%	109,458	718,397	45,919	71,320	503,804
Total	120,296	1,954,899	61,489	133,080	1,033,381

116	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
0.00%	—	—	20,745	—	—
0.20%	—	—	—	—	—
0.30%	—	172,367	14,319	681	—
0.45%	174,424	210,817	18,259	24,654	381,603
0.90%	124,988	203,527	87,757	131,034	3,148,270
Total	299,412	586,711	141,080	156,369	3,529,873

Subaccount	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy
0.00%	—	—	—	—	21,049
0.20%	—	—	—	—	—
0.30%	22,102	26,581	37,311	12,543	—
0.45%	270,332	264,461	247,412	35,127	23,747
0.90%	415,561	605,087	166,762	124,548	54,272
Total	707,995	896,129	451,485	172,218	99,068

Subaccount	Janus Aspen Enterprise, Serv	Janus Aspen Flex Bond, Serv	Janus Aspen Gbl Alloc Mod, Serv	Janus Aspen Global Tech, Serv	Janus Aspen Res, Serv
0.00%	—	1,229	1,046	—	—
0.20%	—	—	—	—	—
0.30%	—	—	—	59,723	6,141
0.45%	104,256	—	—	116,849	36,276
0.90%	90,192	—	—	489,739	212,792
Total	194,448	1,229	1,046	666,311	255,209

Subaccount	Janus Aspen Overseas, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
0.00%	—	—	—	—	51,386
0.20%	—	—	—	—	—
0.30%	238,804	—	103,942	71,831	89,880
0.45%	571,335	2,709	945,108	193,348	188,144
0.90%	652,099	66,314	827,583	357,441	219,658
Total	1,462,238	69,023	1,876,633	622,620	549,068

Subaccount	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT US Eq Index PW Strat, Cl S	NB AMT Soc Responsive, Cl S	Oppen Global VA, Serv
0.00%	—	7,533	1,769	5,655	30,067
0.20%	—	—	—	—	—
0.30%	13,129	—	—	—	42,710
0.45%	27,012	17,344	7,249	—	139,012
0.90%	277,885	107,408	—	—	427,368
Total	318,026	132,285	9,018	5,655	639,157

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	117

Subaccount	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
0.00%	4,758	59,920	5,072	2,125	2,337
0.20%	—	—	—	—	—
0.30%	76,814	54,223	22,407	—	—
0.45%	404,827	60,038	145,254	—	71,372
0.90%	930,198	409,682	552,602	—	46,296
Total	1,416,597	583,863	725,335	2,125	120,005

Subaccount	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Multi-Cap Gro, Cl IA	Put VT Multi-Cap Gro, Cl IB
0.00%	—	—	—	—	—
0.20%	—	—	—	—	—
0.30%	16,834	—	23,049	—	2,164
0.45%	129,598	102,227	52,559	257,825	28,814
0.90%	189,909	115,628	71,988	2,852,312	40,339
Total	336,341	217,855	147,596	3,110,137	71,317

Subaccount	Royce Micro-Cap, Invest Cl	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
0.00%	—	—	389	2,459,339	—
0.20%	—	—	—	—	—
0.30%	—	—	—	409,516	1,633,995
0.45%	395,553	528,696	50,416	1,326,156	2,953,639
0.90%	377,447	430,543	36,346	3,963,044	7,270,715
Total	773,000	959,239	87,151	8,158,055	11,858,349

Subaccount	VP AC Div Bond, Cl 2	VP AQR Man Fut Strategy, Cl 2	VP BR Gl Infl Prot Sec, Cl 2	VP BR Gl Infl Prot Sec, Cl 3	VP CenterSquare Real Est, Cl 2
0.00%	—	442	1,740	—	51,120
0.20%	—	—	—	—	—
0.30%	—	—	—	57,463	—
0.45%	—	—	—	159,122	—
0.90%	—	—	—	359,507	—
Total	—	442	1,740	576,092	51,120

Subaccount	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4	VP DFA Intl Val, Cl 2	VP EV Floating Rate Inc, Cl 2
0.00%	68,985	—	—	7,521	25,643
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	89,943	297,312	—	—
0.90%	—	365,777	483,518	—	—
Total	68,985	455,720	780,830	7,521	25,643

118	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	VP Ptnrs Core Bond, Cl 2	VP Jennison Mid Cap Gro, Cl 2	VP Lazard Intl Eq Adv, Cl 2	VP Loomis Sayles Gro, Cl 2	VP MFS Blended Res Core Eq, Cl 2
0.00%	4,226	5,620	—	8,498	1,079
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.90%	—	—	—	—	—
Total	4,226	5,620	—	8,498	1,079

Subaccount	VP MFS Blended Res Core Eq, Cl 3	VP MFS Val, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
0.00%	—	32,355	826,147	—	3,056,092
0.20%	—	—	—	—	—
0.30%	1,738	—	1,217,321	2,297,189	1,362,910
0.45%	38,133	—	4,461,335	7,765,149	3,391,966
0.90%	210,538	—	10,306,954	17,408,483	11,681,687
Total	250,409	32,355	16,811,757	27,470,821	19,492,655

Subaccount	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP MS Adv, Cl 2	VP Multi-Mgr Div Inc, Cl 2
0.00%	—	23,069	—	987	—
0.20%	—	—	—	—	—
0.30%	2,713,195	42,416	260,305	—	—
0.45%	11,239,573	744,483	920,797	—	11,918
0.90%	23,064,500	1,182,679	2,684,329	—	1,726
Total	37,017,268	1,992,647	3,865,431	987	13,644

Subaccount	VP Multi-Mgr Int Rate Adapt, Cl 2	VP LA Capital Lg Cap Gro, Cl 2	VP Oppen Intl Gro, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2
0.00%	—	8,446	60,203	991	116
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	4,460	—	—	—	—
0.90%	870	—	—	—	—
Total	5,330	8,446	60,203	991	116

Subaccount	VP Ptnrs Sm Cap Val, Cl 3	VP Pyramis Intl Eq, Cl 2	VP T. Rowe Price Lg Cap Val, Cl 2	VP TCW Core Plus Bond, Cl 2	VP Vty Sycamore Estb Val, Cl 2
0.00%	—	15,075	3,682	671	12,212
0.20%	—	—	—	—	—
0.30%	24,618	—	—	—	—
0.45%	130,793	—	—	—	—
0.90%	100,575	—	—	—	—
Total	255,986	15,075	3,682	671	12,212

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	119

Subaccount	VP Vty Sycamore Estb Val, Cl 3	VP WF Short Duration Govt, Cl 2	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
0.00%	—	171	—	—	—
0.20%	—	—	—	—	—
0.30%	6,238	—	320,777	385,138	898
0.45%	34,553	—	694,033	881,775	141,044
0.90%	101,644	—	987,562	664,588	114,903
Total	142,435	171	2,002,372	1,931,501	256,845

Subaccount		WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
0.00%		—	50,051	16,014	573
0.20%		—	—	—	—
0.30%		25,650	26,581	164,924	—
0.45%		291,229	120,716	90,641	—
0.90%		320,981	175,615	83,744	—
Total		637,860	372,963	355,323	573

The following is a summary of net assets at Dec. 31, 2016:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	$81	$—	$—	$18,744	$21,977
0.20%	76	—	—	—	124
0.30%	76	570,761	295,911	226	13,238
0.45%	75	835,227	1,469,170	96,810	135,926
0.90%	75	871,840	1,295,487	165,733	311,088
Total	$383	$2,277,828	$3,060,568	$281,513	$482,353

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	$—	$—	$—	$27,774	$60,549
0.20%	—	—	—	—	76
0.30%	—	145,634	—	369,018	75
0.45%	263,799	212,537	1,608,994	907,643	54,901
0.90%	403,165	258,505	2,529,060	903,635	231,472
Total	$666,964	$616,676	$4,138,054	$2,208,070	$347,073

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	$—	$12,934	$6,513	$20,763	$135,365
0.20%	—	—	—	—	—
0.30%	94	7,059	—	—	—
0.45%	162,175	1,991,742	—	—	—
0.90%	215,995	13,971,846	—	—	—
Total	$378,264	$15,983,581	$6,513	$20,763	$135,365

120	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	$—	$713	$19,932	$—	$82
0.20%	—	—	—	—	—
0.30%	79,868	—	—	910,824	—
0.45%	3,112,232	—	—	4,595,702	—
0.90%	20,229,118	—	—	6,136,139	—
Total	$23,421,218	$713	$19,932	$11,642,665	$82

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	$92,473	$—	$31,945	$—	$35,352
0.20%	—	—	—	—	—
0.30%	—	163,753	—	225,430	—
0.45%	—	934,105	—	669,681	—
0.90%	—	1,250,850	—	831,240	—
Total	$92,473	$2,348,708	$31,945	$1,726,351	$35,352

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	$—	$105,849	$—	$5,433	$—
0.20%	—	—	—	—	—
0.30%	78,433	—	558,602	—	106,520
0.45%	1,509,160	—	1,186,233	—	267,607
0.90%	1,430,534	—	1,385,054	—	796,546
Total	$3,018,127	$105,849	$3,129,889	$5,433	$1,170,673

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	$5,090	$—	$16,641	$—	$349,108
0.20%	—	—	—	—	—
0.30%	—	675,180	—	93,366	776,521
0.45%	—	2,889,742	—	827,901	2,747,803
0.90%	—	4,346,896	—	1,229,097	4,003,763
Total	$5,090	$7,911,818	$16,641	$2,150,364	$7,877,195

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Man Vol Conserv, Cl 2	Col VP Man Vol Conserv Gro, Cl 2	Col VP Man Vol Gro, Cl 2
0.00%	$36,516	$80	$10	$4,466	$130,542
0.20%	76	—	10	10	10
0.30%	149,415	—	10	10	10
0.45%	70,318	—	25,618	10	10
0.90%	122,279	—	11,039	57,953	1,161,168
Total	$378,604	$80	$36,687	$62,449	$1,291,740

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	121

Subaccount	Col VP Man Vol Mod Gro, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2	Col VP Mid Cap Val, Cl 3
0.00%	$256,738	$8,157	$—	$19,000	$—
0.20%	10	—	—	—	—
0.30%	10	—	67,724	—	78,278
0.45%	189,355	—	302,463	—	172,177
0.90%	176,292	—	203,609	—	457,987
Total	$622,405	$8,157	$573,796	$19,000	$708,442

Subaccount	Col VP Select Intl Eq, Cl 2	Col VP Select Intl Eq, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2
0.00%	$30,288	$—	$32,100	$—	$21,722
0.20%	—	—	—	—	—
0.30%	—	38,754	—	28,066	—
0.45%	—	541,029	—	237,674	—
0.90%	—	4,762,965	—	193,742	—
Total	$30,288	$5,342,748	$32,100	$459,482	$21,722

Subaccount	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
0.00%	$—	$9,263	$10,105	$595	$—
0.20%	—	—	—	—	—
0.30%	25,936	—	—	—	227,642
0.45%	692,639	—	—	—	747,795
0.90%	433,614	—	—	—	662,824
Total	$1,152,189	$9,263	$10,105	$595	$1,638,261

Subaccount	CS Commodity Return	Deutsche Alt Asset Alloc VIP, Cl B	ET VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
0.00%	$—	$75,835	$—	$223,749	$—
0.20%	—	71	—	—	—
0.30%	12,841	71	4,510	133,013	—
0.45%	101,341	10,502	395,148	902,145	2,079,963
0.90%	227,243	35,634	690,074	2,543,556	1,832,479
Total	$341,425	$122,113	$1,089,732	$3,802,463	$3,912,442

Subaccount	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
0.00%	$—	$—	$88,516	$—	$—
0.20%	—	—	—	—	—
0.30%	492,325	—	862,540	—	161,103
0.45%	956,672	2,626,003	2,172,744	534,039	518,320
0.90%	523,473	3,290,138	1,439,302	680,808	297,842
Total	$1,972,470	$5,916,141	$4,563,102	$1,214,847	$977,265

122	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
0.00%	$3,838	$—	$1,560	$13,522	$13,233
0.20%	—	—	76	—	—
0.30%	—	224,355	5,767	116,050	230,748
0.45%	—	1,264,524	6,919	606,075	1,248,475
0.90%	—	919,584	134,738	976,206	1,029,971
Total	$3,838	$2,408,463	$149,060	$1,711,853	$2,522,427

Subaccount	Temp Global Bond, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
0.00%	$913	$—	$136	$—	$—
0.20%	73	—	69	—	—
0.30%	72	391,071	69	—	126,220
0.45%	9,601	2,728,440	14,272	222,816	1,336,660
0.90%	104,459	2,824,172	41,601	200,357	912,208
Total	$115,118	$5,943,683	$56,147	$423,173	$2,375,088

Subaccount	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
0.00%	$—	$—	$23,455	$—	$—
0.20%	—	—	79	—	—
0.30%	—	230,773	15,334	974	—
0.45%	271,752	280,888	19,375	75,144	924,719
0.90%	190,673	306,818	92,062	199,082	9,239,460
Total	$462,425	$818,479	$150,305	$275,200	$10,164,179

Subaccount	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy
0.00%	$—	$—	$—	$—	$19,395
0.20%	—	—	—	—	64
0.30%	30,842	28,209	45,338	16,129	63
0.45%	500,349	514,439	359,275	105,912	20,232
0.90%	749,750	644,117	236,899	273,327	45,715
Total	$1,280,941	$1,186,765	$641,512	$395,368	$85,469

Subaccount	Janus Aspen Enterprise, Serv	Janus Aspen Flex Bond, Serv	Janus Aspen Gbl Alloc Mod, Serv	Janus Aspen Global Tech, Serv	Janus Aspen Res, Serv
0.00%	$—	$1,405	$1,352	$—	$158
0.20%	—	—	—	—	—
0.30%	—	—	—	87,386	8,006
0.45%	385,622	—	—	443,839	98,512
0.90%	146,528	—	—	601,645	328,550
Total	$532,150	$1,405	$1,352	$1,132,870	$435,226

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	123

Subaccount	Janus Aspen Overseas, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
0.00%	$—	$83	$—	$—	$65,419
0.20%	—	76	—	—	—
0.30%	196,638	75	107,651	79,122	99,062
0.45%	850,203	2,821	976,252	678,550	439,075
0.90%	833,947	66,459	848,101	677,335	818,577
Total	$1,880,788	$69,514	$1,932,004	$1,435,007	$1,422,133

Subaccount	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT US Eq Index PW Strat, Cl S	NB AMT Soc Responsive, Cl S	Oppen Global VA, Serv
0.00%	$—	$9,220	$1,724	$9,273	$42,206
0.20%	—	—	69	—	—
0.30%	15,008	63	69	—	49,300
0.45%	73,109	44,975	6,769	—	352,331
0.90%	297,198	143,643	68	—	630,773
Total	$385,315	$197,901	$8,699	$9,273	$1,074,610

Subaccount	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
0.00%	$5,189	$107,352	$5,406	$2,213	$4,631
0.20%	—	—	—	—	2,070
0.30%	81,936	72,598	23,427	—	2,064
0.45%	646,777	218,740	242,023	—	76,089
0.90%	1,360,051	769,246	746,484	—	47,457
Total	$2,093,953	$1,167,936	$1,017,340	$2,213	$132,311

Subaccount	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Multi-Cap Gro, Cl IA	Put VT Multi-Cap Gro, Cl IB
0.00%	$—	$—	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	22,425	—	23,581	—	3,104
0.45%	339,530	229,242	93,864	773,501	58,542
0.90%	506,457	296,287	121,777	7,430,319	79,696
Total	$868,412	$525,529	$239,222	$8,203,820	$141,342

Subaccount	Royce Micro-Cap, Invest Cl	Third Ave Val	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
0.00%	$—	$—	$423	$3,320,318	$—
0.20%	—	—	114	—	—
0.30%	—	—	114	482,739	1,926,790
0.45%	977,811	1,174,819	42,892	2,144,084	4,784,422
0.90%	1,204,707	1,064,848	30,488	6,214,387	11,421,493
Total	$2,182,518	$2,239,667	$74,031	$12,161,528	$18,132,705

124	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Subaccount	VP AC Div Bond, Cl 2	VP AQR Man Fut Strategy, Cl 2	VP BR Gl Infl Prot Sec, Cl 2	VP BR Gl Infl Prot Sec, Cl 3	VP CenterSquare Real Est, Cl 2
0.00%	$80	$553	$2,016	$—	$65,570
0.20%	—	—	—	—	—
0.30%	—	—	—	65,069	—
0.45%	—	—	—	220,223	—
0.90%	—	—	—	518,968	—
Total	$80	$553	$2,016	$804,260	$65,570

Subaccount	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2	VP Conserv, Cl 4	VP DFA Intl Val, Cl 2	VP EV Floating Rate Inc, Cl 2
0.00%	$80,991	$11	$—	$8,712	$29,325
0.20%	—	—	—	—	—
0.30%	—	11	11	—	—
0.45%	—	112,942	373,350	—	—
0.90%	—	445,444	589,043	—	—
Total	$80,991	$558,408	$962,404	$8,712	$29,325

Subaccount	VP Ptnrs Core Bond, Cl 2	VP Jennison Mid Cap Gro, Cl 2	VP Lazard Intl Eq Adv, Cl 2	VP Loomis Sayles Gro, Cl 2	VP MFS Blended Res Core Eq, Cl 2
0.00%	$4,543	$7,864	$76	$14,068	$1,692
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.90%	—	—	—	—	—
Total	$4,543	$7,864	$76	$14,068	$1,692

Subaccount	VP MFS Blended Res Core Eq, Cl 3	VP MFS Val, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
0.00%	$—	$53,874	$1,013,109	$—	$3,926,340
0.20%	—	—	—	—	—
0.30%	2,304	—	1,375,798	2,595,800	1,569,764
0.45%	101,789	—	6,451,417	11,244,526	5,198,225
0.90%	285,898	—	14,454,328	24,446,892	17,360,855
Total	$389,991	$53,874	$23,294,652	$38,287,218	$28,055,184

Subaccount	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP MS Adv, Cl 2	VP Multi-Mgr Div Inc, Cl 2
0.00%	$—	$26,995	$—	$1,507	$80
0.20%	—	—	—	—	80
0.30%	3,124,399	47,080	289,021	—	79
0.45%	17,246,303	1,003,543	1,243,802	—	12,604
0.90%	34,321,784	1,546,495	3,517,034	—	1,884
Total	$54,692,486	$2,624,113	$5,049,857	$1,507	$14,727

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	125

Subaccount	VP Multi-Mgr Int Rate Adapt, Cl 2	VP LA Capital Lg Cap Gro, Cl 2	VP Oppen Intl Gro, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2
0.00%	$78	$12,838	$68,788	$1,373	$203
0.20%	77	—	—	—	—
0.30%	77	—	—	—	—
0.45%	4,657	—	—	—	—
0.90%	961	—	—	—	—
Total	$5,850	$12,838	$68,788	$1,373	$203

Subaccount	VP Ptnrs Sm Cap Val, Cl 3	VP Pyramis Intl Eq, Cl 2	VP T. Rowe Price Lg Cap Val, Cl 2	VP TCW Core Plus Bond, Cl 2	VP Vty Sycamore Estb Val, Cl 2
0.00%	$—	$17,098	$5,294	$780	$22,584
0.20%	—	—	—	—	—
0.30%	30,800	—	—	—	—
0.45%	398,920	—	—	—	—
0.90%	301,392	—	—	—	—
Total	$731,112	$17,098	$5,294	$780	$22,584

Subaccount	VP Vty Sycamore Estb Val, Cl 3	VP WF Short Duration Govt, Cl 2	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
0.00%	$—	$249	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	9,240	—	334,441	494,277	1,272
0.45%	120,658	—	1,624,015	2,937,847	186,657
0.90%	220,274	—	2,387,253	2,318,412	268,991
Total	$350,172	$249	$4,345,709	$5,750,536	$456,920

Subaccount		WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
0.00%		$—	$80,566	$23,737	$708
0.20%		—	—	—	—
0.30%		27,990	34,522	192,096	—
0.45%		500,678	387,724	302,050	—
0.90%		532,676	505,642	266,103	—
Total		$1,061,344	$1,008,454	$783,986	$708

126	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

9.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2016	—	$1.10	to	$1.00	$0	0.59%	0.00%	to	0.90%	3.38%		to	2.44%
2015	—	$1.06	to	$0.98	$0	0.64%	0.00%	to	0.90%	(1.30%)		to	(2.20%)
2014	—	$1.08	to	$1.00	$0	0.62%	0.00%	to	0.90%	4.20%		to	(0.43	%)(10)
2013	—	$1.03	to	$1.03	$0	—	0.00%	to	0.00%	1.30	%(9)	to	1.30	%(9)
AB VPS Gro & Inc, Cl B
2016	1,099	$1.32	to	$2.36	$2,278	0.84%	0.30%	to	0.90%	10.74%		to	10.08%
2015	1,232	$1.19	to	$2.14	$2,361	1.20%	0.30%	to	0.90%	1.12%		to	0.52%
2014	1,103	$1.18	to	$2.13	$2,286	1.14%	0.30%	to	0.90%	8.96%		to	8.31%
2013	1,008	$1.08	to	$1.97	$1,983	1.07%	0.30%	to	0.90%	12.03	%(8)	to	33.39%
2012	788	$1.73	to	$1.47	$1,161	1.27%	0.45%	to	0.90%	16.72%		to	16.19%
AB VPS Intl Val, Cl B
2016	2,012	$1.05	to	$1.51	$3,061	1.11%	0.30%	to	0.90%	(1.09%)		to	(1.69%)
2015	2,089	$1.06	to	$1.54	$3,229	2.27%	0.30%	to	0.90%	2.09%		to	1.48%
2014	2,062	$1.04	to	$1.52	$3,164	3.34%	0.30%	to	0.90%	(6.74%)		to	(7.30%)
2013	2,127	$1.12	to	$1.64	$3,526	5.94%	0.30%	to	0.90%	11.20	%(8)	to	21.63%
2012	2,268	$1.47	to	$1.35	$3,069	1.41%	0.45%	to	0.90%	13.68%		to	13.17%
AB VPS Lg Cap Gro, Cl B
2016	136	$1.74	to	$1.77	$282	—	0.00%	to	0.90%	2.35%		to	1.44%
2015	155	$1.70	to	$1.74	$311	—	0.00%	to	0.90%	10.85%		to	9.86%
2014	75	$1.53	to	$1.59	$137	—	0.00%	to	0.90%	13.84%		to	12.82%
2013	92	$1.35	to	$1.41	$152	—	0.00%	to	0.90%	37.00%		to	35.77%
2012	85	$0.98	to	$1.04	$106	0.03%	0.00%	to	0.90%	2.15	%(6)	to	15.08%
ALPS Alerian Engy Infr, Class III
2016	568	$1.06	to	$0.84	$482	2.51%	0.00%	to	0.90%	40.79%		to	39.54%
2015	373	$0.75	to	$0.60	$227	0.96%	0.00%	to	0.90%	(37.92%)		to	(38.48%)
2014	144	$1.21	to	$0.98	$141	0.47%	0.00%	to	0.90%	11.91%		to	(5.82	%)(10)
2013	0	$1.08	to	$1.08	$0	—	0.00%	to	0.00%	3.37	%(9)	to	3.37	%(9)
AC VP Intl, Cl I
2016	489	$1.90	to	$1.15	$667	1.09%	0.45%	to	0.90%	(5.92%)		to	(6.34%)
2015	545	$2.02	to	$1.23	$792	0.38%	0.45%	to	0.90%	0.31%		to	(0.14%)
2014	594	$2.01	to	$1.23	$868	1.69%	0.45%	to	0.90%	(5.93%)		to	(6.35%)
2013	642	$2.14	to	$1.31	$1,012	1.69%	0.45%	to	0.90%	21.86%		to	21.31%
2012	705	$1.76	to	$1.08	$883	0.83%	0.45%	to	0.90%	20.62%		to	20.07%
AC VP Intl, Cl II
2016	505	$0.98	to	$1.87	$617	0.85%	0.30%	to	0.90%	(5.83%)		to	(6.40%)
2015	390	$1.04	to	$2.00	$561	0.21%	0.30%	to	0.90%	0.21%		to	(0.39%)
2014	331	$1.04	to	$2.01	$531	1.54%	0.30%	to	0.90%	(5.94%)		to	(6.50%)
2013	305	$1.10	to	$2.15	$598	1.61%	0.30%	to	0.90%	10.16	%(8)	to	21.16%
2012	313	$1.77	to	$1.77	$555	0.65%	0.90%	to	0.90%	19.92%		to	19.92%
AC VP Val, Cl I
2016	1,361	$2.85	to	$3.17	$4,138	1.75%	0.45%	to	0.90%	19.94%		to	19.40%
2015	1,469	$2.38	to	$2.66	$3,740	2.14%	0.45%	to	0.90%	(4.32%)		to	(4.75%)
2014	1,587	$2.48	to	$2.79	$4,233	1.54%	0.45%	to	0.90%	12.57%		to	12.07%
2013	1,675	$2.21	to	$2.49	$3,979	1.64%	0.45%	to	0.90%	31.14%		to	30.55%
2012	1,873	$1.68	to	$1.91	$3,444	1.90%	0.45%	to	0.90%	14.06%		to	13.55%
AC VP Val, Cl II
2016	1,289	$1.71	to	$2.67	$2,208	1.59%	0.00%	to	0.90%	20.28%		to	19.20%
2015	1,329	$1.42	to	$2.24	$1,989	1.99%	0.00%	to	0.90%	(4.02%)		to	(4.88%)
2014	1,033	$1.48	to	$2.35	$2,016	1.39%	0.00%	to	0.90%	12.89%		to	11.88%
2013	937	$1.31	to	$2.10	$1,849	1.51%	0.00%	to	0.90%	31.48%		to	30.30%
2012	877	$1.00	to	$1.61	$1,416	1.77%	0.00%	to	0.90%	3.49	%(6)	to	13.55%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	127

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
BlackRock Global Alloc, Cl III
2016	337	$1.21	to	$1.00	$347	0.67%	0.00%	to	0.90%	3.81%		to	2.88%
2015	505	$1.16	to	$0.97	$523	1.24%	0.00%	to	0.90%	(1.00%)		to	(1.89%)
2014	253	$1.17	to	$0.99	$278	4.70%	0.00%	to	0.90%	1.93%		to	(2.06	%)(10)
2013	1	$1.15	to	$1.15	$1	3.42%	0.00%	to	0.00%	14.42%		to	14.42%
2012	—	$1.01	to	$1.01	$0	14.24%	0.00%	to	0.00%	2.92	%(6)	to	2.92	%(6)
Calvert VP SRI Bal, Cl I
2016	215	$1.21	to	$1.53	$378	1.78%	0.30%	to	0.90%	7.54%		to	6.89%
2015	253	$1.13	to	$1.43	$409	0.11%	0.30%	to	0.90%	(2.48%)		to	(3.07%)
2014	287	$1.16	to	$1.47	$466	1.64%	0.30%	to	0.90%	9.34%		to	8.68%
2013	279	$1.06	to	$1.36	$415	1.10%	0.30%	to	0.90%	8.59	%(8)	to	16.95%
2012	265	$1.64	to	$1.16	$331	1.15%	0.45%	to	0.90%	10.01%		to	9.52%
Col VP Bal, Cl 3
2016	9,270	$1.44	to	$1.66	$15,984	—	0.00%	to	0.90%	6.41%		to	5.45%
2015	9,546	$1.35	to	$1.57	$15,448	—	0.00%	to	0.90%	1.71%		to	0.79%
2014	9,998	$1.33	to	$1.56	$16,006	—	0.00%	to	0.90%	10.13%		to	9.14%
2013	10,474	$1.21	to	$1.43	$15,301	—	0.00%	to	0.90%	21.45%		to	20.35%
2012	11,357	$0.99	to	$1.19	$13,722	—	0.00%	to	0.90%	2.47	%(6)	to	13.23%
Col VP Commodity Strategy, Cl 2
2016	10	$0.67	to	$0.67	$7	—	0.00%	to	0.00%	12.36%		to	12.36%
2015	17	$0.59	to	$0.59	$10	—	0.00%	to	0.00%	(23.77%)		to	(23.77%)
2014	0	$0.78	to	$0.78	$0	—	0.00%	to	0.00%	(21.46%)		to	(21.46%)
2013	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	(2.10	%)(9)	to	(2.10	%)(9)
Col VP Contrarian Core, Cl 2
2016	15	$1.38	to	$1.38	$21	—	0.00%	to	0.00%	8.41%		to	8.41%
2015	8	$1.27	to	$1.27	$10	—	0.00%	to	0.00%	2.73%		to	2.73%
2014	1	$1.24	to	$1.24	$2	—	0.00%	to	0.00%	12.83%		to	12.83%
2013	0	$1.10	to	$1.10	$0	—	0.00%	to	0.00%	6.66	%(9)	to	6.66	%(9)
Col VP Disciplined Core, Cl 2
2016	83	$1.62	to	$1.62	$135	—	0.00%	to	0.00%	7.82%		to	7.82%
2015	66	$1.51	to	$1.51	$99	—	0.00%	to	0.00%	0.62%		to	0.62%
2014	14	$1.50	to	$1.50	$21	—	0.00%	to	0.00%	15.09%		to	15.09%
2013	3	$1.30	to	$1.30	$4	—	0.00%	to	0.00%	33.48%		to	33.48%
2012	—	$0.97	to	$0.97	$0	—	0.00%	to	0.00%	2.81	%(6)	to	2.81	%(6)
Col VP Disciplined Core, Cl 3
2016	15,578	$1.36	to	$1.39	$23,421	—	0.30%	to	0.90%	7.61%		to	6.96%
2015	17,119	$1.27	to	$1.30	$24,113	—	0.30%	to	0.90%	0.46%		to	(0.15%)
2014	18,336	$1.26	to	$1.30	$25,704	—	0.30%	to	0.90%	14.88%		to	14.19%
2013	20,031	$1.10	to	$1.14	$24,384	—	0.30%	to	0.90%	13.84	%(8)	to	32.45%
2012	21,881	$1.91	to	$0.86	$19,823	—	0.45%	to	0.90%	13.36%		to	12.84%
Col VP Div Abs Return, Cl 2
2016	1	$0.96	to	$0.96	$1	—	0.00%	to	0.00%	(2.63%)		to	(2.63%)
2015	1	$0.98	to	$0.98	$1	—	0.00%	to	0.00%	(0.83%)		to	(0.83%)
2014	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	(1.94%)		to	(1.94%)
2013	—	$1.01	to	$1.01	$0	—	0.00%	to	0.00%	0.41	%(9)	to	0.41	%(9)
Col VP Divd Opp, Cl 2
2016	13	$1.52	to	$1.52	$20	—	0.00%	to	0.00%	13.41%		to	13.41%
2015	7	$1.34	to	$1.34	$9	—	0.00%	to	0.00%	(2.89%)		to	(2.89%)
2014	2	$1.38	to	$1.38	$3	—	0.00%	to	0.00%	9.79%		to	9.79%
2013	2	$1.26	to	$1.26	$2	—	0.00%	to	0.00%	26.53%		to	26.53%
2012	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	3.87	%(6)	to	3.87	%(6)

128	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Divd Opp, Cl 3
2016	4,787	$1.28	to	$2.63	$11,643	—	0.30%	to	0.90%	13.18%		to	12.50%
2015	5,165	$1.13	to	$2.34	$11,356	—	0.30%	to	0.90%	(3.06%)		to	(3.64%)
2014	5,647	$1.16	to	$2.43	$13,274	—	0.30%	to	0.90%	9.58%		to	8.92%
2013	5,911	$1.06	to	$2.23	$13,074	—	0.30%	to	0.90%	9.93	%(8)	to	25.58%
2012	6,399	$1.75	to	$1.77	$11,331	—	0.45%	to	0.90%	13.48%		to	12.96%
Col VP Emerg Mkts Bond, Cl 2
2016	—	$1.12	to	$1.12	$0	2.44%	0.00%	to	0.00%	11.08%		to	11.08%
2015	—	$1.01	to	$1.01	$0	1.60%	0.00%	to	0.00%	(1.32%)		to	(1.32%)
2014	—	$1.02	to	$1.02	$0	5.24%	0.00%	to	0.00%	1.43%		to	1.43%
2013	—	$1.00	to	$1.00	$0	6.29%	0.00%	to	0.00%	(2.03	%)(9)	to	(2.03	%)(9)
Col VP Emer Mkts, Cl 2
2016	95	$0.98	to	$0.98	$92	0.07%	0.00%	to	0.00%	4.81%		to	4.81%
2015	76	$0.93	to	$0.93	$71	0.12%	0.00%	to	0.00%	(9.06%)		to	(9.06%)
2014	34	$1.03	to	$1.03	$34	0.20%	0.00%	to	0.00%	(2.40%)		to	(2.40%)
2013	6	$1.05	to	$1.05	$6	0.25%	0.00%	to	0.00%	(1.87%)		to	(1.87%)
2012	—	$1.07	to	$1.07	$0	0.62%	0.00%	to	0.00%	7.74	%(6)	to	7.74	%(6)
Col VP Emer Mkts, Cl 3
2016	1,102	$0.98	to	$2.73	$2,349	0.10%	0.30%	to	0.90%	4.66%		to	4.03%
2015	1,125	$0.93	to	$2.62	$2,387	0.13%	0.30%	to	0.90%	(9.27%)		to	(9.82%)
2014	1,076	$1.03	to	$2.91	$2,692	0.24%	0.30%	to	0.90%	(2.56%)		to	(3.15%)
2013	1,048	$1.06	to	$3.00	$2,881	0.58%	0.30%	to	0.90%	7.75	%(8)	to	(2.68%)
2012	1,038	$2.18	to	$3.08	$3,012	0.40%	0.45%	to	0.90%	20.05%		to	19.50%
Col VP Global Bond, Cl 2
2016	37	$0.86	to	$0.86	$32	—	0.00%	to	0.00%	(1.35%)		to	(1.35%)
2015	26	$0.88	to	$0.88	$23	—	0.00%	to	0.00%	(6.22%)		to	(6.22%)
2014	5	$0.93	to	$0.93	$5	—	0.00%	to	0.00%	0.60%		to	0.60%
2013	1	$0.93	to	$0.93	$1	0.69%	0.00%	to	0.00%	(7.83%)		to	(7.83%)
2012	—	$1.01	to	$1.01	$0	3.71%	0.00%	to	0.00%	0.47	%(6)	to	0.47	%(6)
Col VP Global Bond, Cl 3
2016	1,347	$0.91	to	$1.64	$1,726	—	0.30%	to	0.90%	(1.52%)		to	(2.11%)
2015	1,358	$0.93	to	$1.67	$1,824	—	0.30%	to	0.90%	(6.45%)		to	(7.02%)
2014	1,326	$0.99	to	$1.80	$2,083	—	0.30%	to	0.90%	0.50%		to	(0.12%)
2013	1,368	$0.99	to	$1.80	$2,290	5.66%	0.30%	to	0.90%	(0.30	%)(8)	to	(8.54%)
2012	1,514	$1.33	to	$1.97	$2,826	2.65%	0.45%	to	0.90%	5.91%		to	5.42%
Col VP Govt Money Mkt, Cl 2
2016	33	$1.00	to	$1.00	$35	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
2015	14	$1.00	to	$1.00	$16	0.00%	0.00%	to	0.00%	0.00%		to	0.00%
2014	1	$1.00	to	$1.00	$3	—	0.00%	to	0.00%	0.00%		to	0.00%
2013	0	$1.00	to	$1.00	$2	0.01%	0.00%	to	0.00%	0.00%		to	0.00%
2012	—	$1.00	to	$1.00	$2	—	0.00%	to	0.00%	0.00	%(6)	to	0.00	%(6)
Col VP Govt Money Mkt, Cl 3
2016	2,997	$0.99	to	$1.05	$3,018	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.87%)
2015	2,865	$0.99	to	$1.06	$2,906	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.89%)
2014	3,025	$1.00	to	$1.07	$3,124	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.89%)
2013	3,296	$1.00	to	$1.08	$3,449	0.01%	0.30%	to	0.90%	(0.11	%)(8)	to	(0.88%)
2012	3,463	$0.98	to	$1.09	$3,706	0.01%	0.45%	to	0.90%	(0.44%)		to	(0.88%)
Col VP Hi Yield Bond, Cl 2
2016	85	$1.24	to	$1.24	$106	6.10%	0.00%	to	0.00%	11.65%		to	11.65%
2015	68	$1.11	to	$1.11	$75	5.95%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2014	29	$1.13	to	$1.13	$33	5.64%	0.00%	to	0.00%	3.51%		to	3.51%
2013	5	$1.09	to	$1.09	$5	4.52%	0.00%	to	0.00%	5.98%		to	5.98%
2012	—	$1.03	to	$1.03	$0	—	0.00%	to	0.00%	3.01	%(6)	to	3.01	%(6)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	129

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Hi Yield Bond, Cl 3
2016	1,508	$1.17	to	$2.59	$3,130	5.98%	0.30%	to	0.90%	11.39%		to	10.72%
2015	1,583	$1.05	to	$2.34	$2,978	6.06%	0.30%	to	0.90%	(1.43%)		to	(2.03%)
2014	1,452	$1.06	to	$2.39	$3,162	6.08%	0.30%	to	0.90%	3.31%		to	2.68%
2013	1,487	$1.03	to	$2.32	$3,347	6.54%	0.30%	to	0.90%	3.67	%(8)	to	5.11%
2012	1,621	$2.02	to	$2.21	$3,546	7.19%	0.45%	to	0.90%	15.22%		to	14.69%
Col VP Inc Opp, Cl 2
2016	4	$1.22	to	$1.22	$5	10.56%	0.00%	to	0.00%	10.80%		to	10.80%
2015	358	$1.10	to	$0.90	$325	9.36%	0.00%	to	0.90%	(1.21%)		to	(2.10%)
2014	403	$1.11	to	$0.92	$373	—	0.00%	to	0.90%	3.68%		to	2.75%
2013	483	$1.07	to	$0.90	$435	8.77%	0.00%	to	0.90%	5.02%		to	0.89	%(7)
2012	—	$1.02	to	$1.02	$0	—	0.00%	to	0.00%	2.85	%(6)	to	2.85	%(6)
Col VP Inc Opp, Cl 3
2016	640	$1.16	to	$1.88	$1,171	11.56%	0.30%	to	0.90%	10.53%		to	9.86%
2015	434	$1.05	to	$1.71	$745	9.19%	0.30%	to	0.90%	(1.32%)		to	(1.91%)
2014	469	$1.07	to	$1.74	$815	—	0.30%	to	0.90%	3.46%		to	2.83%
2013	514	$1.03	to	$1.69	$890	13.04%	0.30%	to	0.90%	3.93	%(8)	to	4.08%
2012	585	$1.83	to	$1.63	$965	6.40%	0.45%	to	0.90%	14.29%		to	13.76%
Col VP Inter Bond, Cl 2
2016	5	$1.07	to	$1.07	$5	1.72%	0.00%	to	0.00%	4.43%		to	4.43%
2015	1	$1.03	to	$1.03	$1	1.17%	0.00%	to	0.00%	(0.05%)		to	(0.05%)
2014	1	$1.03	to	$1.03	$1	2.18%	0.00%	to	0.00%	5.20%		to	5.20%
2013	0	$0.98	to	$0.98	$1	1.33%	0.00%	to	0.00%	(2.45%)		to	(2.45%)
2012	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	0.18	%(6)	to	0.18	%(6)
Col VP Inter Bond, Cl 3
2016	5,072	$1.10	to	$1.74	$7,912	1.65%	0.30%	to	0.90%	4.23%		to	3.60%
2015	5,055	$1.05	to	$1.68	$7,663	1.32%	0.30%	to	0.90%	(0.13%)		to	(0.74%)
2014	5,141	$1.05	to	$1.70	$8,198	2.59%	0.30%	to	0.90%	5.01%		to	4.37%
2013	5,729	$1.00	to	$1.63	$8,927	4.39%	0.30%	to	0.90%	1.21	%(8)	to	(3.27%)
2012	6,908	$1.39	to	$1.68	$11,262	3.84%	0.45%	to	0.90%	7.09%		to	6.59%
Col VP Lg Cap Gro, Cl 2
2016	10	$1.60	to	$1.60	$17	—	0.00%	to	0.00%	1.02%		to	1.02%
2015	8	$1.59	to	$1.59	$12	—	0.00%	to	0.00%	8.80%		to	8.80%
2014	2	$1.46	to	$1.46	$3	—	0.00%	to	0.00%	13.92%		to	13.92%
2013	1	$1.28	to	$1.28	$1	—	0.00%	to	0.00%	30.00%		to	30.00%
2012	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	3.40	%(6)	to	3.40	%(6)
Col VP Lg Cap Gro, Cl 3
2016	1,451	$1.37	to	$1.10	$2,150	—	0.30%	to	0.90%	0.87%		to	0.26%
2015	1,591	$1.36	to	$1.10	$2,268	—	0.30%	to	0.90%	8.68%		to	8.02%
2014	1,613	$1.25	to	$1.02	$2,075	—	0.30%	to	0.90%	13.70%		to	13.01%
2013	1,750	$1.10	to	$0.90	$1,849	—	0.30%	to	0.90%	13.64	%(8)	to	29.09%
2012	1,970	$1.94	to	$0.70	$1,538	—	0.45%	to	0.90%	19.62%		to	19.07%
Col VP Lg Cap Index, Cl 3
2016	3,910	$1.65	to	$1.81	$7,877	—	0.00%	to	0.90%	11.51%		to	10.50%
2015	3,491	$1.48	to	$1.63	$6,424	—	0.00%	to	0.90%	0.86%		to	(0.05%)
2014	3,367	$1.47	to	$1.64	$6,328	—	0.00%	to	0.90%	13.21%		to	12.19%
2013	3,433	$1.30	to	$1.46	$5,650	—	0.00%	to	0.90%	31.75%		to	30.56%
2012	3,867	$0.99	to	$1.12	$4,639	—	0.00%	to	0.90%	3.16	%(6)	to	14.50%
Col VP Limited Duration Cr, Cl 2
2016	390	$1.04	to	$0.96	$379	3.61%	0.00%	to	0.90%	5.28%		to	4.33%
2015	302	$0.99	to	$0.92	$281	6.93%	0.00%	to	0.90%	(2.49%)		to	(3.37%)
2014	33	$1.02	to	$0.95	$33	0.30%	0.00%	to	0.90%	0.31%		to	(1.92	%)(10)
2013	1	$1.01	to	$1.01	$1	1.32%	0.00%	to	0.00%	1.19%		to	1.19%
2012	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	0.09	%(6)	to	0.09	%(6)

130	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Long Govt/Cr Bond, Cl 2
2016	—	$1.08	to	$1.08	$0	1.68%	0.00%	to	0.00%	2.78%		to	2.78%
2015	—	$1.05	to	$1.05	$0	1.77%	0.00%	to	0.00%	(0.23%)		to	(0.23%)
2014	—	$1.05	to	$1.05	$0	1.03%	0.00%	to	0.00%	5.25%		to	5.25%
2013	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	(0.62	%)(9)	to	(0.62	%)(9)
Col VP Man Vol Conserv, Cl 2
2016	36	$1.03	to	$1.01	$37	—	0.00%	to	0.90%	3.06%		to	2.13%
2015	30	$1.00	to	$0.99	$30	—	0.00%	to	0.90%	(1.13%)		to	(2.03%)
2014	40	$1.01	to	$1.01	$41	—	0.00%	to	0.90%	0.67	%(10)	to	0.21	%(10)
Col VP Man Vol Conserv Gro, Cl 2
2016	62	$1.03	to	$1.00	$62	—	0.00%	to	0.90%	3.17%		to	2.24%
2015	31	$0.99	to	$0.98	$30	—	0.00%	to	0.90%	(1.83%)		to	(2.71%)
2014	—	$1.01	to	$1.01	$0	—	0.00%	to	0.90%	0.55	%(10)	to	0.10	%(10)
Col VP Man Vol Gro, Cl 2
2016	1,304	$1.01	to	$0.99	$1,292	—	0.00%	to	0.90%	3.37%		to	2.44%
2015	1,364	$0.98	to	$0.96	$1,318	—	0.00%	to	0.90%	(3.34%)		to	(4.21%)
2014	1,257	$1.01	to	$1.01	$1,266	—	0.00%	to	0.90%	0.34	%(10)	to	(0.11	%)(10)
Col VP Man Vol Mod Gro, Cl 2
2016	615	$1.02	to	$1.00	$622	—	0.00%	to	0.90%	3.42%		to	2.49%
2015	595	$0.99	to	$0.97	$584	—	0.00%	to	0.90%	(2.52%)		to	(3.40%)
2014	150	$1.01	to	$1.01	$152	—	0.00%	to	0.90%	0.57	%(10)	to	0.12	%(10)
Col VP Mid Cap Gro, Cl 2
2016	5	$1.49	to	$1.49	$8	—	0.00%	to	0.00%	2.03%		to	2.03%
2015	4	$1.46	to	$1.46	$6	—	0.00%	to	0.00%	5.36%		to	5.36%
2014	3	$1.39	to	$1.39	$5	—	0.00%	to	0.00%	7.14%		to	7.14%
2013	1	$1.30	to	$1.30	$1	—	0.00%	to	0.00%	30.90%		to	30.90%
2012	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	3.87	%(6)	to	3.87	%(6)
Col VP Mid Cap Gro, Cl 3
2016	247	$1.24	to	$2.19	$574	—	0.30%	to	0.90%	1.86%		to	1.24%
2015	217	$1.22	to	$2.16	$533	—	0.30%	to	0.90%	5.18%		to	4.54%
2014	225	$1.16	to	$2.07	$517	—	0.30%	to	0.90%	6.96%		to	6.32%
2013	259	$1.09	to	$1.95	$548	—	0.30%	to	0.90%	13.02	%(8)	to	29.85%
2012	310	$2.04	to	$1.50	$499	—	0.45%	to	0.90%	10.77%		to	10.26%
Col VP Mid Cap Val, Cl 2
2016	11	$1.71	to	$1.71	$19	—	0.00%	to	0.00%	13.85%		to	13.85%
2015	7	$1.51	to	$1.51	$11	—	0.00%	to	0.00%	(5.09%)		to	(5.09%)
2014	5	$1.59	to	$1.59	$8	—	0.00%	to	0.00%	12.09%		to	12.09%
2013	1	$1.42	to	$1.42	$1	—	0.00%	to	0.00%	37.58%		to	37.58%
2012	—	$1.03	to	$1.03	$0	—	0.00%	to	0.00%	5.62	%(6)	to	5.62	%(6)
Col VP Mid Cap Val, Cl 3
2016	369	$1.30	to	$1.79	$708	—	0.30%	to	0.90%	13.66%		to	12.98%
2015	350	$1.15	to	$1.58	$597	—	0.30%	to	0.90%	(5.24%)		to	(5.82%)
2014	376	$1.21	to	$1.68	$688	—	0.30%	to	0.90%	11.84%		to	11.16%
2013	494	$1.08	to	$1.51	$781	—	0.30%	to	0.90%	13.03	%(8)	to	36.50%
2012	281	$1.99	to	$1.11	$327	—	0.45%	to	0.90%	17.93%		to	17.39%
Col VP Select Intl Eq, Cl 2
2016	27	$1.14	to	$1.14	$30	1.51%	0.00%	to	0.00%	(6.27%)		to	(6.27%)
2015	6	$1.21	to	$1.21	$7	0.64%	0.00%	to	0.00%	4.94%		to	4.94%
2014	1	$1.16	to	$1.16	$1	1.99%	0.00%	to	0.00%	(8.73%)		to	(8.73%)
2013	0	$1.27	to	$1.27	$1	1.07%	0.00%	to	0.00%	22.09%		to	22.09%
2012	—	$1.04	to	$1.04	$0	3.38%	0.00%	to	0.00%	6.53	%(6)	to	6.53	%(6)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	131

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Intl Eq, Cl 3
2016	5,598	$0.99	to	$0.91	$5,343	1.50%	0.30%	to	0.90%	(6.38%)		to	(6.95%)
2015	6,184	$1.05	to	$0.97	$6,304	0.92%	0.30%	to	0.90%	4.72%		to	4.09%
2014	6,516	$1.01	to	$0.94	$6,318	1.76%	0.30%	to	0.90%	(8.83%)		to	(9.38%)
2013	6,967	$1.10	to	$1.03	$7,398	1.66%	0.30%	to	0.90%	10.96	%(8)	to	21.06%
2012	7,794	$1.66	to	$0.85	$6,774	1.56%	0.45%	to	0.90%	17.18%		to	16.64%
Col VP Select Lg Cap Val, Cl 2
2016	18	$1.77	to	$1.77	$32	—	0.00%	to	0.00%	19.63%		to	19.63%
2015	14	$1.48	to	$1.48	$21	—	0.00%	to	0.00%	(5.16%)		to	(5.16%)
2014	10	$1.56	to	$1.56	$16	—	0.00%	to	0.00%	11.23%		to	11.23%
2013	1	$1.40	to	$1.40	$1	—	0.00%	to	0.00%	37.72%		to	37.72%
2012	—	$1.02	to	$1.02	$0	—	0.00%	to	0.00%	5.05	%(6)	to	5.05	%(6)
Col VP Select Lg Cap Val, Cl 3
2016	196	$1.35	to	$1.88	$459	—	0.30%	to	0.90%	19.46%		to	18.74%
2015	198	$1.13	to	$1.58	$393	—	0.30%	to	0.90%	(5.31%)		to	(5.88%)
2014	216	$1.19	to	$1.68	$455	—	0.30%	to	0.90%	11.05%		to	10.38%
2013	177	$1.07	to	$1.52	$351	—	0.30%	to	0.90%	12.32	%(8)	to	36.55%
2012	109	$1.93	to	$1.11	$146	—	0.45%	to	0.90%	17.95%		to	17.41%
Col VP Select Sm Cap Val, Cl 2
2016	12	$1.78	to	$1.78	$22	—	0.00%	to	0.00%	13.66%		to	13.66%
2015	9	$1.57	to	$1.57	$14	—	0.00%	to	0.00%	(3.30%)		to	(3.30%)
2014	4	$1.62	to	$1.62	$6	—	0.00%	to	0.00%	5.79%		to	5.79%
2013	1	$1.53	to	$1.53	$1	—	0.00%	to	0.00%	48.22%		to	48.22%
2012	—	$1.03	to	$1.03	$0	—	0.00%	to	0.00%	7.01	%(6)	to	7.01	%(6)
Col VP Select Sm Cap Val, Cl 3
2016	383	$1.29	to	$2.62	$1,152	—	0.30%	to	0.90%	13.49%		to	12.81%
2015	419	$1.14	to	$2.32	$1,098	—	0.30%	to	0.90%	(3.52%)		to	(4.10%)
2014	453	$1.18	to	$2.42	$1,227	—	0.30%	to	0.90%	5.66%		to	5.03%
2013	475	$1.12	to	$2.31	$1,197	—	0.30%	to	0.90%	15.96	%(8)	to	47.05%
2012	489	$2.06	to	$1.57	$799	—	0.45%	to	0.90%	17.23%		to	16.70%
Col VP Strategic Inc, Cl 2
2016	8	$1.12	to	$1.12	$9	11.33%	0.00%	to	0.00%	9.05%		to	9.05%
2015	7	$1.03	to	$1.03	$7	36.00%	0.00%	to	0.00%	(1.93%)		to	(1.93%)
2014	4	$1.05	to	$1.05	$5	3.20%	0.00%	to	0.00%	3.41%		to	3.41%
2013	2	$1.02	to	$1.02	$2	3.59%	0.00%	to	0.00%	0.12%		to	0.12%
2012	—	$1.01	to	$1.01	$0	5.21%	0.00%	to	0.00%	1.52	%(6)	to	1.52	%(6)
Col VP US Eq, Cl 2
2016	6	$1.59	to	$1.59	$10	—	0.00%	to	0.00%	17.32%		to	17.32%
2015	5	$1.35	to	$1.35	$7	—	0.00%	to	0.00%	(6.59%)		to	(6.59%)
2014	3	$1.45	to	$1.45	$5	—	0.00%	to	0.00%	3.04%		to	3.04%
2013	3	$1.41	to	$1.41	$4	—	0.00%	to	0.00%	34.72%		to	34.72%
2012	—	$1.04	to	$1.04	$0	—	0.00%	to	0.00%	6.66	%(6)	to	6.66	%(6)
Col VP US Govt Mtge, Cl 2
2016	0	$1.07	to	$1.07	$1	2.63%	0.00%	to	0.00%	2.45%		to	2.45%
2015	0	$1.05	to	$1.05	$0	2.73%	0.00%	to	0.00%	1.19%		to	1.19%
2014	0	$1.04	to	$1.04	$0	1.31%	0.00%	to	0.00%	5.56%		to	5.56%
2013	—	$0.98	to	$0.98	$0	0.50%	0.00%	to	0.00%	(1.99%)		to	(1.99%)
2012	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	0.10	%(6)	to	0.10	%(6)
Col VP US Govt Mtge, Cl 3
2016	1,358	$1.10	to	$1.31	$1,638	2.77%	0.30%	to	0.90%	2.27%		to	1.66%
2015	1,431	$1.07	to	$1.29	$1,705	2.84%	0.30%	to	0.90%	0.91%		to	0.30%
2014	1,584	$1.06	to	$1.29	$1,930	1.81%	0.30%	to	0.90%	5.47%		to	4.83%
2013	1,842	$1.01	to	$1.23	$2,178	0.61%	0.30%	to	0.90%	1.68	%(8)	to	(2.84%)
2012	2,256	$1.10	to	$1.26	$2,790	0.94%	0.45%	to	0.90%	1.18%		to	0.70%

132	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CS Commodity Return
2016	596	$0.69	to	$0.51	$341	—	0.30%	to	0.90%	11.69%		to	11.02%
2015	626	$0.62	to	$0.46	$324	—	0.30%	to	0.90%	(25.32%)		to	(25.77%)
2014	702	$0.83	to	$0.62	$483	—	0.30%	to	0.90%	(17.26%)		to	(17.76%)
2013	751	$1.00	to	$0.75	$610	—	0.30%	to	0.90%	(3.49	%)(8)	to	(11.08%)
2012	775	$1.25	to	$0.85	$693	—	0.45%	to	0.90%	(2.53%)		to	(2.98%)
Deutsche Alt Asset Alloc VIP, Cl B
2016	123	$1.03	to	$0.94	$122	2.15%	0.00%	to	0.90%	4.99%		to	4.05%
2015	159	$0.98	to	$0.91	$149	2.21%	0.00%	to	0.90%	(6.54%)		to	(7.38%)
2014	45	$1.05	to	$0.98	$45	0.49%	0.00%	to	0.90%	3.24%		to	(2.90	%)(10)
2013	4	$1.01	to	$1.01	$4	0.33%	0.00%	to	0.00%	0.75%		to	0.75%
2012	—	$1.01	to	$1.01	$0	—	0.00%	to	0.00%	1.61	%(6)	to	1.61	%(6)
ET VT Floating-Rate Inc, Init Cl
2016	760	$1.09	to	$1.29	$1,090	3.49%	0.30%	to	0.90%	8.62%		to	7.97%
2015	781	$1.00	to	$1.19	$1,032	3.33%	0.30%	to	0.90%	(1.28%)		to	(1.88%)
2014	861	$1.01	to	$1.22	$1,133	3.15%	0.30%	to	0.90%	0.27%		to	(0.33%)
2013	964	$1.01	to	$1.22	$1,254	3.49%	0.30%	to	0.90%	1.14	%(8)	to	2.92%
2012	826	$1.61	to	$1.19	$1,031	4.19%	0.45%	to	0.90%	6.84%		to	6.36%
Fid VIP Contrafund, Serv Cl 2
2016	2,120	$1.57	to	$1.62	$3,802	0.59%	0.00%	to	0.90%	7.73%		to	6.77%
2015	2,431	$1.45	to	$1.51	$4,110	0.81%	0.00%	to	0.90%	0.42%		to	(0.48%)
2014	2,452	$1.45	to	$1.52	$4,138	0.74%	0.00%	to	0.90%	11.65%		to	10.65%
2013	2,519	$1.30	to	$1.38	$3,742	0.86%	0.00%	to	0.90%	30.95%		to	29.78%
2012	2,535	$0.99	to	$1.06	$2,868	1.12%	0.00%	to	0.90%	3.00	%(6)	to	15.10%
Fid VIP Gro & Inc, Serv Cl
2016	1,603	$3.10	to	$1.97	$3,912	1.61%	0.45%	to	0.90%	15.43%		to	14.91%
2015	1,850	$2.68	to	$1.71	$3,900	1.98%	0.45%	to	0.90%	(2.79%)		to	(3.23%)
2014	1,970	$2.76	to	$1.77	$4,280	1.65%	0.45%	to	0.90%	9.89%		to	9.40%
2013	2,176	$2.51	to	$1.62	$4,278	1.77%	0.45%	to	0.90%	32.86%		to	32.26%
2012	2,588	$1.89	to	$1.22	$3,606	2.01%	0.45%	to	0.90%	17.87%		to	17.34%
Fid VIP Gro & Inc, Serv Cl 2
2016	1,322	$1.33	to	$2.29	$1,972	1.55%	0.30%	to	0.90%	15.46%		to	14.77%
2015	1,427	$1.15	to	$1.99	$1,897	1.91%	0.30%	to	0.90%	(2.83%)		to	(3.41%)
2014	1,314	$1.19	to	$2.06	$2,012	1.57%	0.30%	to	0.90%	9.90%		to	9.24%
2013	1,077	$1.08	to	$1.89	$1,839	1.63%	0.30%	to	0.90%	11.42	%(8)	to	32.06%
2012	1,047	$1.43	to	$1.43	$1,498	2.06%	0.90%	to	0.90%	17.19%		to	17.19%
Fid VIP Mid Cap, Serv Cl
2016	1,765	$3.00	to	$3.69	$5,916	0.41%	0.45%	to	0.90%	11.61%		to	11.11%
2015	2,037	$2.69	to	$3.33	$6,143	0.39%	0.45%	to	0.90%	(1.94%)		to	(2.38%)
2014	2,206	$2.74	to	$3.41	$6,798	0.16%	0.45%	to	0.90%	5.72%		to	5.25%
2013	2,418	$2.60	to	$3.24	$7,084	0.41%	0.45%	to	0.90%	35.45%		to	34.84%
2012	2,623	$1.92	to	$2.40	$5,809	0.48%	0.45%	to	0.90%	14.23%		to	13.72%
Fid VIP Mid Cap, Serv Cl 2
2016	2,841	$1.60	to	$3.53	$4,563	0.32%	0.00%	to	0.90%	11.92%		to	10.92%
2015	2,775	$1.43	to	$3.18	$4,395	0.25%	0.00%	to	0.90%	(1.63%)		to	(2.51%)
2014	2,296	$1.46	to	$3.26	$4,616	0.02%	0.00%	to	0.90%	6.03%		to	5.08%
2013	1,675	$1.37	to	$3.11	$4,660	0.28%	0.00%	to	0.90%	35.87%		to	34.65%
2012	1,561	$1.01	to	$2.31	$3,601	0.39%	0.00%	to	0.90%	5.05	%(6)	to	13.53%
Fid VIP Overseas, Serv Cl
2016	806	$1.85	to	$1.32	$1,215	1.36%	0.45%	to	0.90%	(5.55%)		to	(5.97%)
2015	829	$1.95	to	$1.40	$1,329	1.31%	0.45%	to	0.90%	3.03%		to	2.56%
2014	846	$1.90	to	$1.37	$1,308	1.23%	0.45%	to	0.90%	(8.57%)		to	(8.98%)
2013	914	$2.07	to	$1.50	$1,542	1.27%	0.45%	to	0.90%	29.79%		to	29.21%
2012	1,038	$1.60	to	$1.16	$1,310	1.75%	0.45%	to	0.90%	20.00%		to	19.46%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	133

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Overseas, Serv Cl 2
2016	833	$1.01	to	$1.85	$977	1.26%	0.30%	to	0.90%	(5.55%)		to	(6.11%)
2015	754	$1.07	to	$1.97	$1,036	1.19%	0.30%	to	0.90%	2.99%		to	2.37%
2014	654	$1.04	to	$1.93	$978	1.09%	0.30%	to	0.90%	(8.57%)		to	(9.12%)
2013	559	$1.14	to	$2.12	$1,135	1.17%	0.30%	to	0.90%	13.33	%(8)	to	29.00%
2012	494	$1.64	to	$1.64	$812	1.77%	0.90%	to	0.90%	19.30%		to	19.30%
Fid VIP Strategic Inc, Serv Cl 2
2016	3	$1.11	to	$1.11	$4	2.90%	0.00%	to	0.00%	8.02%		to	8.02%
2015	10	$1.03	to	$1.03	$10	37.36%	0.00%	to	0.00%	(1.94%)		to	(1.94%)
2014	—	$1.05	to	$1.05	$0	2.26%	0.00%	to	0.00%	3.38%		to	3.38%
2013	0	$1.01	to	$1.01	$0	19.34%	0.00%	to	0.00%	0.04	%(9)	to	0.04	%(9)
Frank Global Real Est, Cl 2
2016	1,133	$1.15	to	$2.37	$2,408	1.20%	0.30%	to	0.90%	0.24%		to	(0.36%)
2015	1,195	$1.15	to	$2.38	$2,562	3.24%	0.30%	to	0.90%	0.27%		to	(0.33%)
2014	1,223	$1.15	to	$2.39	$2,784	0.45%	0.30%	to	0.90%	14.66%		to	13.98%
2013	1,271	$1.00	to	$2.10	$2,602	4.57%	0.30%	to	0.90%	4.54	%(8)	to	1.40%
2012	1,306	$1.97	to	$2.07	$2,677	—	0.45%	to	0.90%	26.84%		to	26.27%
Frank Inc, Cl 2
2016	149	$1.17	to	$1.00	$149	4.94%	0.00%	to	0.90%	14.02%		to	13.00%
2015	97	$1.02	to	$0.88	$86	4.61%	0.00%	to	0.90%	(7.05%)		to	(7.89%)
2014	116	$1.10	to	$0.96	$112	0.02%	0.00%	to	0.90%	4.62%		to	(5.08	%)(10)
2013	—	$1.05	to	$1.05	$0	—	0.00%	to	0.00%	2.68	%(9)	to	2.68	%(9)
Frank Mutual Shares, Cl 2
2016	775	$1.51	to	$2.29	$1,712	1.98%	0.00%	to	0.90%	16.06%		to	15.02%
2015	899	$1.30	to	$1.99	$1,729	3.02%	0.00%	to	0.90%	(4.94%)		to	(5.79%)
2014	919	$1.37	to	$2.11	$1,924	1.98%	0.00%	to	0.90%	7.12%		to	6.16%
2013	994	$1.28	to	$1.99	$1,964	2.13%	0.00%	to	0.90%	28.26%		to	27.11%
2012	981	$1.00	to	$1.56	$1,537	2.01%	0.00%	to	0.90%	3.61	%(6)	to	13.22%
Frank Sm Cap Val, Cl 2
2016	800	$1.76	to	$4.09	$2,522	0.81%	0.00%	to	0.90%	30.19%		to	29.02%
2015	850	$1.35	to	$3.17	$2,134	0.64%	0.00%	to	0.90%	(7.39%)		to	(8.22%)
2014	839	$1.46	to	$3.46	$2,540	0.62%	0.00%	to	0.90%	0.57%		to	(0.33%)
2013	817	$1.45	to	$3.47	$2,679	1.30%	0.00%	to	0.90%	36.23%		to	35.02%
2012	839	$1.06	to	$2.57	$2,088	0.78%	0.00%	to	0.90%	8.77	%(6)	to	17.32%
Temp Global Bond, Cl 2
2016	120	$1.02	to	$0.95	$115	—	0.00%	to	0.90%	2.94%		to	2.02%
2015	64	$0.99	to	$0.94	$61	8.17%	0.00%	to	0.90%	(4.30%)		to	(5.16%)
2014	15	$1.04	to	$0.99	$16	3.97%	0.00%	to	0.90%	1.83%		to	(1.76	%)(10)
2013	0	$1.02	to	$1.02	$0	—	0.00%	to	0.00%	0.38	%(9)	to	0.38	%(9)
GS VIT Mid Cap Val, Inst
2016	1,955	$1.24	to	$3.93	$5,944	1.36%	0.30%	to	0.90%	13.19%		to	12.52%
2015	2,085	$1.10	to	$3.49	$5,805	0.40%	0.30%	to	0.90%	(9.36%)		to	(9.90%)
2014	1,997	$1.21	to	$3.88	$6,716	0.98%	0.30%	to	0.90%	13.23%		to	12.55%
2013	2,045	$1.07	to	$3.45	$6,469	0.87%	0.30%	to	0.90%	11.69	%(8)	to	31.70%
2012	2,055	$1.93	to	$2.62	$5,070	1.15%	0.45%	to	0.90%	17.93%		to	17.40%
GS VIT Multi-Strategy Alt, Advisor
2016	61	$0.93	to	$0.91	$56	0.91%	0.00%	to	0.90%	0.27%		to	(0.62%)
2015	35	$0.92	to	$0.91	$32	2.67%	0.00%	to	0.90%	(4.89%)		to	(5.74%)
2014	19	$0.97	to	$0.97	$19	7.20%	0.00%	to	0.90%	(2.82	%)(10)	to	(3.26	%)(10)
GS VIT Sm Cap Eq Insights, Inst
2016	133	$3.61	to	$2.81	$423	1.18%	0.45%	to	0.90%	22.65%		to	22.10%
2015	147	$2.94	to	$2.30	$378	0.29%	0.45%	to	0.90%	(2.37%)		to	(2.80%)
2014	156	$3.01	to	$2.36	$411	0.77%	0.45%	to	0.90%	6.45%		to	5.97%
2013	166	$2.83	to	$2.23	$414	0.98%	0.45%	to	0.90%	35.01%		to	34.41%
2012	190	$2.10	to	$1.66	$344	0.95%	0.45%	to	0.90%	12.32%		to	11.82%

134	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
GS VIT U.S. Eq Insights, Inst
2016	1,033	$1.41	to	$1.81	$2,375	1.31%	0.30%	to	0.90%	10.40%		to	9.74%
2015	1,109	$1.28	to	$1.65	$2,300	1.35%	0.30%	to	0.90%	(0.31%)		to	(0.91%)
2014	1,220	$1.28	to	$1.67	$2,416	1.44%	0.30%	to	0.90%	16.02%		to	15.32%
2013	1,364	$1.10	to	$1.44	$2,232	1.12%	0.30%	to	0.90%	14.38	%(8)	to	36.29%
2012	1,561	$1.75	to	$1.06	$1,808	1.79%	0.45%	to	0.90%	13.94%		to	13.43%
Invesco VI Am Fran, Ser I
2016	299	$1.56	to	$1.53	$462	—	0.45%	to	0.90%	1.81%		to	1.35%
2015	349	$1.53	to	$1.51	$531	—	0.45%	to	0.90%	4.54%		to	4.07%
2014	426	$1.46	to	$1.45	$619	0.04%	0.45%	to	0.90%	7.95%		to	7.47%
2013	340	$1.36	to	$1.35	$460	0.43%	0.45%	to	0.90%	39.51%		to	38.88%
2012	401	$0.97	to	$0.97	$389	—	0.45%	to	0.90%	(2.80	%)(5)	to	(3.09	%)(5)
Invesco VI Am Fran, Ser II
2016	587	$1.34	to	$1.51	$818	—	0.30%	to	0.90%	1.71%		to	1.11%
2015	621	$1.32	to	$1.49	$865	—	0.30%	to	0.90%	4.44%		to	3.81%
2014	590	$1.26	to	$1.44	$822	—	0.30%	to	0.90%	7.84%		to	7.20%
2013	545	$1.17	to	$1.34	$724	0.25%	0.30%	to	0.90%	19.48	%(8)	to	38.54%
2012	484	$0.97	to	$0.97	$468	—	0.90%	to	0.90%	(3.28	%)(5)	to	(3.28	%)(5)
Invesco VI Bal Risk Alloc, Ser II
2016	141	$1.13	to	$1.05	$150	0.22%	0.00%	to	0.90%	11.51%		to	10.52%
2015	101	$1.01	to	$0.95	$98	5.03%	0.00%	to	0.90%	(4.40%)		to	(5.26%)
2014	12	$1.06	to	$1.00	$13	—	0.00%	to	0.90%	5.71%		to	(1.24	%)(10)
2013	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	(0.81	%)(9)	to	(0.81	%)(9)
Invesco VI Comstock, Ser II
2016	156	$1.28	to	$1.52	$275	1.26%	0.30%	to	0.90%	16.64%		to	15.94%
2015	199	$1.10	to	$1.31	$294	1.66%	0.30%	to	0.90%	(6.48%)		to	(7.03%)
2014	210	$1.18	to	$1.41	$321	1.20%	0.30%	to	0.90%	8.77%		to	8.12%
2013	421	$1.08	to	$1.30	$569	1.56%	0.30%	to	0.90%	11.89	%(8)	to	34.44%
2012	251	$1.91	to	$0.97	$254	1.54%	0.45%	to	0.90%	18.39%		to	17.85%
Invesco VI Core Eq, Ser I
2016	3,530	$2.42	to	$2.93	$10,164	0.75%	0.45%	to	0.90%	9.77%		to	9.28%
2015	3,930	$2.21	to	$2.69	$10,319	1.11%	0.45%	to	0.90%	(6.19%)		to	(6.62%)
2014	4,278	$2.35	to	$2.88	$12,048	0.85%	0.45%	to	0.90%	7.66%		to	7.18%
2013	4,662	$2.19	to	$2.68	$12,257	1.38%	0.45%	to	0.90%	28.67%		to	28.09%
2012	5,164	$1.70	to	$2.09	$10,631	0.96%	0.45%	to	0.90%	13.37%		to	12.86%
Invesco VI Div Divd, Ser I
2016	708	$1.39	to	$1.80	$1,281	1.47%	0.30%	to	0.90%	14.47%		to	13.79%
2015	407	$1.21	to	$1.59	$649	1.77%	0.30%	to	0.90%	1.76%		to	1.15%
2014	398	$1.19	to	$1.57	$627	1.73%	0.30%	to	0.90%	12.49%		to	11.82%
2013	415	$1.06	to	$1.40	$583	2.64%	0.30%	to	0.90%	9.96	%(8)	to	29.86%
2012	304	$1.09	to	$1.08	$329	1.90%	0.45%	to	0.90%	18.19%		to	17.66%
Invesco VI Intl Gro, Ser II
2016	896	$1.06	to	$1.06	$1,187	1.19%	0.30%	to	0.90%	(0.99%)		to	(1.58%)
2015	860	$1.07	to	$1.08	$1,160	1.35%	0.30%	to	0.90%	(2.91%)		to	(3.49%)
2014	803	$1.10	to	$1.12	$1,100	1.43%	0.30%	to	0.90%	(0.21%)		to	(0.81%)
2013	743	$1.11	to	$1.13	$1,038	1.02%	0.30%	to	0.90%	10.65	%(8)	to	17.65%
2012	801	$1.72	to	$0.96	$928	1.27%	0.45%	to	0.90%	14.74%		to	14.22%
Invesco VI Mid Cap Gro, Ser I
2016	451	$1.22	to	$1.42	$642	—	0.30%	to	0.90%	0.45%		to	(0.15%)
2015	309	$1.21	to	$1.42	$442	—	0.30%	to	0.90%	0.90%		to	0.30%
2014	313	$1.20	to	$1.42	$447	—	0.30%	to	0.90%	7.71%		to	7.07%
2013	314	$1.11	to	$1.33	$418	0.40%	0.30%	to	0.90%	14.88	%(8)	to	35.79%
2012	327	$0.98	to	$0.98	$319	—	0.45%	to	0.90%	(2.02	%)(5)	to	(2.32	%)(5)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	135

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Tech, Ser I
2016	172	$1.29	to	$2.19	$395	—	0.30%	to	0.90%	(1.05%)		to	(1.64%)
2015	177	$1.30	to	$2.23	$407	—	0.30%	to	0.90%	6.50%		to	5.86%
2014	168	$1.22	to	$2.11	$367	—	0.30%	to	0.90%	10.72%		to	10.06%
2013	182	$1.10	to	$1.92	$356	—	0.30%	to	0.90%	12.72	%(8)	to	24.02%
2012	207	$2.08	to	$1.54	$326	—	0.45%	to	0.90%	10.78%		to	10.28%
Ivy VIP Asset Strategy
2016	99	$0.92	to	$0.84	$85	0.64%	0.00%	to	0.90%	(2.57%)		to	(3.44%)
2015	305	$0.95	to	$0.87	$279	0.40%	0.00%	to	0.90%	(8.35%)		to	(9.17%)
2014	302	$1.03	to	$0.96	$304	0.59%	0.00%	to	0.90%	(5.26%)		to	(4.86	%)(10)
2013	—	$1.09	to	$1.09	$0	—	0.00%	to	0.00%	4.56	%(9)	to	4.56	%(9)
Janus Aspen Enterprise, Serv
2016	194	$3.70	to	$1.62	$532	0.02%	0.45%	to	0.90%	11.60%		to	11.10%
2015	226	$3.31	to	$1.46	$535	0.52%	0.45%	to	0.90%	3.30%		to	2.84%
2014	245	$3.21	to	$1.42	$556	0.03%	0.45%	to	0.90%	11.74%		to	11.24%
2013	257	$2.87	to	$1.28	$522	0.37%	0.45%	to	0.90%	31.45%		to	30.86%
2012	322	$2.18	to	$0.98	$465	—	0.45%	to	0.90%	16.46%		to	15.94%
Janus Aspen Flex Bond, Serv
2016	1	$1.08	to	$1.08	$1	2.29%	0.00%	to	0.00%	2.22%		to	2.22%
2015	0	$1.05	to	$1.05	$0	2.20%	0.00%	to	0.00%	(0.06%)		to	(0.06%)
2014	0	$1.05	to	$1.05	$0	3.22%	0.00%	to	0.00%	4.69%		to	4.69%
2013	—	$1.01	to	$1.01	$0	4.01%	0.00%	to	0.00%	0.04	%(9)	to	0.04	%(9)
Janus Aspen Gbl Alloc Mod, Serv
2016	1	$1.20	to	$1.20	$1	1.62%	0.00%	to	0.00%	2.95%		to	2.95%
2015	0	$1.17	to	$1.17	$0	0.83%	0.00%	to	0.00%	(2.36%)		to	(2.36%)
2014	0	$1.20	to	$1.20	$0	2.95%	0.00%	to	0.00%	3.22%		to	3.22%
2013	—	$1.16	to	$1.16	$0	1.44%	0.00%	to	0.00%	14.68%		to	14.68%
2012	—	$1.01	to	$1.01	$0	15.22%	0.00%	to	0.00%	3.12	%(6)	to	3.12	%(6)
Janus Aspen Global Tech, Serv
2016	666	$1.46	to	$1.23	$1,133	0.09%	0.30%	to	0.90%	13.51%		to	12.83%
2015	768	$1.29	to	$1.09	$1,153	—	0.30%	to	0.90%	4.33%		to	3.71%
2014	805	$1.24	to	$1.05	$1,118	—	0.30%	to	0.90%	9.02%		to	8.37%
2013	1,164	$1.13	to	$0.97	$1,342	—	0.30%	to	0.90%	15.23	%(8)	to	34.18%
2012	1,259	$2.19	to	$0.72	$1,048	—	0.45%	to	0.90%	18.61%		to	18.08%
Janus Aspen Res, Serv
2016	255	$1.55	to	$1.55	$435	0.38%	0.00%	to	0.90%	0.27%		to	(0.63%)
2015	298	$1.54	to	$1.55	$506	0.45%	0.00%	to	0.90%	5.07%		to	4.13%
2014	341	$1.47	to	$1.49	$550	0.22%	0.00%	to	0.90%	12.73%		to	11.72%
2013	412	$1.30	to	$1.34	$597	0.66%	0.00%	to	0.90%	29.99%		to	28.83%
2012	448	$1.00	to	$1.04	$494	0.43%	0.00%	to	0.90%	3.73	%(6)	to	17.22%
Janus Aspen Overseas, Serv
2016	1,462	$0.82	to	$1.28	$1,881	4.64%	0.30%	to	0.90%	(6.99%)		to	(7.54%)
2015	1,625	$0.89	to	$1.38	$2,283	0.51%	0.30%	to	0.90%	(9.08%)		to	(9.62%)
2014	1,700	$0.97	to	$1.53	$2,726	2.98%	0.30%	to	0.90%	(12.36%)		to	(12.89%)
2013	1,841	$1.11	to	$1.76	$3,383	3.05%	0.30%	to	0.90%	14.24	%(8)	to	13.26%
2012	2,086	$1.77	to	$1.55	$3,346	0.60%	0.45%	to	0.90%	12.67%		to	12.16%
Lazard Ret Global Dyn MA, Serv
2016	69	$1.13	to	$1.00	$70	0.27%	0.00%	to	0.90%	3.31%		to	2.38%
2015	53	$1.09	to	$0.98	$53	—	0.00%	to	0.90%	(0.44%)		to	(1.34%)
2014	46	$1.10	to	$0.99	$46	3.02%	0.00%	to	0.90%	2.68%		to	(1.84	%)(10)
2013	—	$1.07	to	$1.07	$0	1.43%	0.00%	to	0.00%	4.16	%(9)	to	4.16	%(9)
MFS Mass Inv Gro Stock, Serv Cl
2016	1,877	$1.04	to	$1.02	$1,932	0.39%	0.30%	to	0.90%	5.53%		to	4.89%
2015	1,863	$0.98	to	$0.98	$1,824	0.59%	0.30%	to	0.90%	(1.85	%)(11)	to	(2.30	%)(11)

136	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS New Dis, Serv Cl
2016	623	$1.10	to	$1.89	$1,435	—	0.30%	to	0.90%	8.47%		to	7.83%
2015	692	$1.02	to	$1.76	$1,462	—	0.30%	to	0.90%	(2.44%)		to	(3.02%)
2014	769	$1.04	to	$1.81	$1,639	—	0.30%	to	0.90%	(7.77%)		to	(8.32%)
2013	979	$1.13	to	$1.98	$2,236	—	0.30%	to	0.90%	16.41	%(8)	to	39.95%
2012	946	$2.57	to	$1.41	$1,534	—	0.45%	to	0.90%	20.35%		to	19.81%
MFS Utilities, Serv Cl
2016	549	$1.27	to	$3.73	$1,422	3.67%	0.00%	to	0.90%	11.23%		to	10.24%
2015	581	$1.14	to	$3.38	$1,395	4.00%	0.00%	to	0.90%	(14.76%)		to	(15.52%)
2014	552	$1.34	to	$4.00	$1,782	1.85%	0.00%	to	0.90%	12.47%		to	11.46%
2013	531	$1.19	to	$3.59	$1,701	2.17%	0.00%	to	0.90%	20.21%		to	19.14%
2012	491	$0.99	to	$3.01	$1,387	6.32%	0.00%	to	0.90%	4.44	%(6)	to	12.20%
MS VIF Global Real Est, Cl II
2016	318	$1.14	to	$1.07	$385	1.39%	0.30%	to	0.90%	2.81%		to	2.20%
2015	412	$1.11	to	$1.05	$476	2.28%	0.30%	to	0.90%	(1.71%)		to	(2.30%)
2014	407	$1.13	to	$1.07	$472	0.73%	0.30%	to	0.90%	13.51%		to	12.83%
2013	403	$1.00	to	$0.95	$396	3.33%	0.30%	to	0.90%	4.24	%(8)	to	1.71%
2012	280	$2.32	to	$0.93	$278	0.54%	0.45%	to	0.90%	29.36%		to	28.78%
MS VIF Mid Cap Gro, Cl II
2016	132	$1.22	to	$1.34	$198	—	0.00%	to	0.90%	(8.84%)		to	(9.66%)
2015	137	$1.34	to	$1.48	$227	—	0.00%	to	0.90%	(5.99%)		to	(6.83%)
2014	157	$1.43	to	$1.59	$275	—	0.00%	to	0.90%	1.84%		to	0.93%
2013	171	$1.40	to	$1.58	$307	0.23%	0.00%	to	0.90%	37.48%		to	36.25%
2012	206	$1.02	to	$1.16	$259	—	0.00%	to	0.90%	5.45	%(6)	to	7.51%
NB AMT US Eq Index PW Strat, Cl S
2016	9	$0.93	to	$0.91	$9	—	0.00%	to	0.90%	(0.65%)		to	(1.53%)
2015	0	$0.94	to	$0.93	$1	—	0.00%	to	0.90%	(5.06%)		to	(5.92%)
2014	—	$0.99	to	$0.99	$0	—	0.00%	to	0.90%	(1.19	%)(10)	to	(1.64	%)(10)
NB AMT Soc Responsive, Cl S
2016	6	$1.64	to	$1.64	$9	0.50%	0.00%	to	0.00%	9.64%		to	9.64%
2015	6	$1.50	to	$1.50	$8	0.33%	0.00%	to	0.00%	(0.59%)		to	(0.59%)
2014	4	$1.50	to	$1.50	$7	0.14%	0.00%	to	0.00%	10.11%		to	10.11%
2013	—	$1.37	to	$1.37	$0	0.57%	0.00%	to	0.00%	37.42%		to	37.42%
2012	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	2.98	%(6)	to	2.98	%(6)
Oppen Global VA, Serv
2016	639	$1.40	to	$1.48	$1,075	0.77%	0.00%	to	0.90%	(0.16%)		to	(1.05%)
2015	588	$1.41	to	$1.49	$994	1.09%	0.00%	to	0.90%	3.67%		to	2.74%
2014	581	$1.36	to	$1.45	$938	0.87%	0.00%	to	0.90%	2.06%		to	1.14%
2013	556	$1.33	to	$1.44	$870	1.21%	0.00%	to	0.90%	26.99%		to	25.85%
2012	510	$1.05	to	$1.14	$595	2.00%	0.00%	to	0.90%	7.21	%(6)	to	19.86%
Oppen Global Strategic Inc VA, Srv
2016	1,417	$1.07	to	$1.46	$2,094	4.58%	0.00%	to	0.90%	6.26%		to	5.31%
2015	1,518	$1.01	to	$1.39	$2,127	5.45%	0.00%	to	0.90%	(2.49%)		to	(3.37%)
2014	1,683	$1.04	to	$1.44	$2,425	3.90%	0.00%	to	0.90%	2.49%		to	1.57%
2013	1,858	$1.01	to	$1.41	$2,649	4.79%	0.00%	to	0.90%	0.00	%(9)	to	(1.26%)
2012	2,172	$1.54	to	$1.43	$3,136	5.62%	0.45%	to	0.90%	12.64%		to	12.13%
Oppen Main St Sm Cap VA, Serv
2016	584	$1.79	to	$1.88	$1,168	0.25%	0.00%	to	0.90%	17.67%		to	16.62%
2015	514	$1.52	to	$1.61	$903	0.61%	0.00%	to	0.90%	(6.09%)		to	(6.94%)
2014	491	$1.62	to	$1.73	$917	0.64%	0.00%	to	0.90%	11.65%		to	10.65%
2013	446	$1.45	to	$1.56	$747	0.70%	0.00%	to	0.90%	40.63%		to	39.36%
2012	312	$1.03	to	$1.12	$357	0.35%	0.00%	to	0.90%	6.57	%(6)	to	16.61%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	137

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
PIMCO VIT All Asset, Advisor Cl
2016	725	$1.05	to	$1.35	$1,017	2.42%	0.00%	to	0.90%	12.90%		to	11.90%
2015	880	$0.93	to	$1.21	$1,099	3.07%	0.00%	to	0.90%	(9.19%)		to	(10.00%)
2014	1,069	$1.02	to	$1.34	$1,477	4.59%	0.00%	to	0.90%	0.45%		to	(0.45%)
2013	1,619	$1.02	to	$1.35	$2,239	4.02%	0.00%	to	0.90%	0.12%		to	(0.79%)
2012	2,578	$1.02	to	$1.36	$3,574	4.93%	0.00%	to	0.90%	2.66	%(6)	to	13.78%
PIMCO VIT Glb MA Man Alloc, Adv Cl
2016	2	$1.01	to	$1.01	$2	2.63%	0.00%	to	0.00%	3.92%		to	3.92%
2015	2	$0.97	to	$0.97	$2	2.02%	0.00%	to	0.00%	(0.26%)		to	(0.26%)
2014	1	$0.97	to	$0.97	$1	2.56%	0.00%	to	0.00%	4.57%		to	4.57%
2013	0	$0.93	to	$0.93	$0	1.44%	0.00%	to	0.00%	(7.91%)		to	(7.91%)
2012	—	$1.01	to	$1.01	$0	8.26%	0.00%	to	0.00%	2.96	%(6)	to	2.96	%(6)
PIMCO VIT Tot Return, Advisor Cl
2016	120	$1.07	to	$1.03	$132	1.96%	0.00%	to	0.90%	2.58%		to	1.66%
2015	15	$1.04	to	$1.01	$24	5.38%	0.00%	to	0.90%	0.01%		to	(0.93%)
2014	5	$1.04	to	$1.02	$15	3.50%	0.00%	to	0.90%	4.53%		to	0.91	%(10)
2013	—	$1.00	to	$1.00	$2	3.02%	0.00%	to	0.00%	(0.59	%)(9)	to	(0.59	%)(9)
Put VT Global Hlth Care, Cl IB
2016	336	$1.33	to	$2.67	$868	—	0.30%	to	0.90%	(11.62%)		to	(12.14%)
2015	373	$1.51	to	$3.04	$1,077	7.21%	0.30%	to	0.90%	7.46%		to	6.82%
2014	300	$1.40	to	$2.84	$825	8.88%	0.30%	to	0.90%	27.26%		to	26.50%
2013	280	$1.10	to	$2.25	$608	1.00%	0.30%	to	0.90%	13.46	%(8)	to	40.39%
2012	213	$1.54	to	$1.60	$340	1.10%	0.45%	to	0.90%	21.72%		to	21.17%
Put VT Hi Yield, Cl IB
2016	218	$2.24	to	$2.56	$526	6.26%	0.45%	to	0.90%	15.03%		to	14.51%
2015	225	$1.95	to	$2.24	$473	6.89%	0.45%	to	0.90%	(5.77%)		to	(6.20%)
2014	239	$2.07	to	$2.38	$536	6.04%	0.45%	to	0.90%	1.11%		to	0.64%
2013	251	$2.05	to	$2.37	$558	7.11%	0.45%	to	0.90%	7.37%		to	6.89%
2012	311	$1.91	to	$2.22	$661	8.02%	0.45%	to	0.90%	15.49%		to	14.96%
Put VT Intl Eq, Cl IB
2016	148	$1.02	to	$1.69	$239	3.48%	0.30%	to	0.90%	(2.75%)		to	(3.33%)
2015	158	$1.05	to	$1.75	$260	1.13%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2014	150	$1.05	to	$1.76	$247	0.81%	0.30%	to	0.90%	(7.06%)		to	(7.61%)
2013	99	$1.13	to	$1.91	$190	1.33%	0.30%	to	0.90%	13.11	%(8)	to	26.92%
2012	73	$1.56	to	$1.50	$110	2.21%	0.45%	to	0.90%	21.37%		to	20.82%
Put VT Multi-Cap Gro, Cl IA
2016	3,110	$3.00	to	$2.61	$8,204	0.95%	0.45%	to	0.90%	7.58%		to	7.10%
2015	3,361	$2.79	to	$2.43	$8,249	1.89%	0.45%	to	0.90%	(0.52%)		to	(0.97%)
2014	3,555	$2.80	to	$2.46	$8,808	0.52%	0.45%	to	0.90%	13.29%		to	12.78%
2013	3,876	$2.47	to	$2.18	$8,507	0.74%	0.45%	to	0.90%	36.13%		to	35.52%
2012	4,281	$1.82	to	$1.61	$6,923	0.50%	0.45%	to	0.90%	16.56%		to	16.04%
Put VT Multi-Cap Gro, Cl IB
2016	71	$1.37	to	$1.98	$141	1.33%	0.30%	to	0.90%	7.47%		to	6.82%
2015	274	$1.27	to	$1.85	$514	1.67%	0.30%	to	0.90%	(0.59%)		to	(1.18%)
2014	285	$1.28	to	$1.87	$539	0.30%	0.30%	to	0.90%	13.15%		to	12.47%
2013	272	$1.13	to	$1.66	$456	0.50%	0.30%	to	0.90%	16.44	%(8)	to	35.22%
2012	289	$1.24	to	$1.23	$358	0.23%	0.45%	to	0.90%	16.23%		to	15.71%
Royce Micro-Cap, Invest Cl
2016	773	$2.47	to	$3.19	$2,183	0.72%	0.45%	to	0.90%	19.18%		to	18.64%
2015	839	$2.07	to	$2.69	$1,993	—	0.45%	to	0.90%	(12.85%)		to	(13.24%)
2014	926	$2.38	to	$3.10	$2,544	—	0.45%	to	0.90%	(4.01%)		to	(4.44%)
2013	1,029	$2.48	to	$3.24	$2,962	0.50%	0.45%	to	0.90%	20.44%		to	19.90%
2012	1,199	$2.06	to	$2.71	$2,937	—	0.45%	to	0.90%	7.12%		to	6.64%

138	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Third Ave Val
2016	959	$2.22	to	$2.47	$2,240	0.80%	0.45%	to	0.90%	11.72%		to	11.22%
2015	1,128	$1.99	to	$2.22	$2,371	3.32%	0.45%	to	0.90%	(9.30%)		to	(9.71%)
2014	1,200	$2.19	to	$2.46	$2,785	2.95%	0.45%	to	0.90%	3.91%		to	3.44%
2013	1,319	$2.11	to	$2.38	$2,953	3.34%	0.45%	to	0.90%	18.44%		to	17.90%
2012	1,457	$1.78	to	$2.02	$2,800	0.88%	0.45%	to	0.90%	26.76%		to	26.19%
VanEck VIP Global Gold, Cl S
2016	87	$0.91	to	$0.84	$74	0.15%	0.00%	to	0.90%	47.94%		to	46.62%
2015	21	$0.61	to	$0.57	$12	—	0.00%	to	0.90%	(24.16%)		to	(24.84%)
2014	3	$0.81	to	$0.76	$3	0.05%	0.00%	to	0.90%	(6.04%)		to	(30.79	%)(10)
2013	—	$0.86	to	$0.86	$0	—	0.00%	to	0.00%	(13.73	%)(9)	to	(13.73	%)(9)
VP Aggr, Cl 2
2016	8,158	$1.35	to	$1.57	$12,162	—	0.00%	to	0.90%	5.91%		to	4.96%
2015	7,413	$1.27	to	$1.49	$10,765	—	0.00%	to	0.90%	(0.76%)		to	(1.65%)
2014	6,859	$1.28	to	$1.52	$10,138	—	0.00%	to	0.90%	5.53%		to	4.58%
2013	5,304	$1.22	to	$1.45	$7,552	—	0.00%	to	0.90%	20.74%		to	19.65%
2012	3,520	$1.01	to	$1.21	$4,277	—	0.00%	to	0.90%	3.67	%(6)	to	12.68%
VP Aggr, Cl 4
2016	11,858	$1.18	to	$1.57	$18,133	—	0.30%	to	0.90%	5.66%		to	5.02%
2015	12,136	$1.12	to	$1.50	$17,702	—	0.30%	to	0.90%	(1.05%)		to	(1.65%)
2014	12,398	$1.13	to	$1.52	$18,508	—	0.30%	to	0.90%	5.20%		to	4.57%
2013	12,590	$1.07	to	$1.45	$18,296	—	0.30%	to	0.90%	9.58	%(8)	to	19.62%
2012	12,494	$1.23	to	$1.22	$15,208	—	0.45%	to	0.90%	13.18%		to	12.66%
VP AC Div Bond, Cl 2
2016	—	$1.06	to	$1.06	$0	1.57%	0.00%	to	0.00%	3.43%		to	3.43%
2015	—	$1.03	to	$1.03	$0	1.98%	0.00%	to	0.00%	(0.20%)		to	(0.20%)
2014	—	$1.03	to	$1.03	$0	1.38%	0.00%	to	0.00%	5.81%		to	5.81%
2013	—	$0.97	to	$0.97	$0	1.71%	0.00%	to	0.00%	(2.71%)		to	(2.71%)
2012	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	0.00	%(6)	to	0.00	%(6)
VP AQR Man Fut Strategy, Cl 2
2016	0	$1.07	to	$1.07	$1	5.33%	0.00%	to	0.00%	(9.08%)		to	(9.08%)
2015	0	$1.18	to	$1.18	$0	16.76%	0.00%	to	0.00%	(0.09%)		to	(0.09%)
2014	0	$1.18	to	$1.18	$0	1.63%	0.00%	to	0.00%	10.00%		to	10.00%
2013	0	$1.07	to	$1.07	$0	—	0.00%	to	0.00%	5.97	%(9)	to	5.97	%(9)
VP BR Gl Infl Prot Sec, Cl 2
2016	2	$1.11	to	$1.11	$2	—	0.00%	to	0.00%	8.42%		to	8.42%
2015	2	$1.02	to	$1.02	$2	43.83%	0.00%	to	0.00%	(1.64%)		to	(1.64%)
2014	1	$1.04	to	$1.04	$1	—	0.00%	to	0.00%	8.41%		to	8.41%
2013	1	$0.96	to	$0.96	$1	—	0.00%	to	0.00%	(5.61%)		to	(5.61%)
2012	—	$1.02	to	$1.02	$0	—	0.00%	to	0.00%	0.53	%(6)	to	0.53	%(6)
VP BR Gl Infl Prot Sec, Cl 3
2016	576	$1.13	to	$1.44	$804	—	0.30%	to	0.90%	8.18%		to	7.52%
2015	538	$1.05	to	$1.34	$706	36.81%	0.30%	to	0.90%	(1.79%)		to	(2.38%)
2014	576	$1.07	to	$1.37	$776	—	0.30%	to	0.90%	8.27%		to	7.61%
2013	606	$0.98	to	$1.28	$767	—	0.30%	to	0.90%	0.27	%(8)	to	(6.33%)
2012	833	$1.28	to	$1.36	$1,129	4.46%	0.45%	to	0.90%	5.14%		to	4.66%
VP CenterSquare Real Est, Cl 2
2016	51	$1.28	to	$1.28	$66	1.54%	0.00%	to	0.00%	4.76%		to	4.76%
2015	35	$1.22	to	$1.22	$43	5.36%	0.00%	to	0.00%	(1.21%)		to	(1.21%)
2014	14	$1.24	to	$1.24	$18	1.95%	0.00%	to	0.00%	13.81%		to	13.81%
2013	2	$1.09	to	$1.09	$3	1.30%	0.00%	to	0.00%	3.05%		to	3.05%
2012	—	$1.06	to	$1.06	$0	—	0.00%	to	0.00%	6.82	%(6)	to	6.82	%(6)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	139

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Col Wanger Intl Eq, Cl 2
2016	69	$1.17	to	$1.17	$81	1.44%	0.00%	to	0.00%	(0.78%)		to	(0.78%)
2015	67	$1.18	to	$1.18	$79	1.54%	0.00%	to	0.00%	(1.64%)		to	(1.64%)
2014	19	$1.20	to	$1.20	$23	1.74%	0.00%	to	0.00%	(4.05%)		to	(4.05%)
2013	2	$1.25	to	$1.25	$3	0.89%	0.00%	to	0.00%	22.02%		to	22.02%
2012	—	$1.03	to	$1.03	$0	1.89%	0.00%	to	0.00%	4.80	%(6)	to	4.80	%(6)
VP Conserv, Cl 2
2016	456	$1.12	to	$1.22	$558	—	0.00%	to	0.90%	3.44%		to	2.51%
2015	452	$1.08	to	$1.19	$540	—	0.00%	to	0.90%	(0.16%)		to	(1.06%)
2014	462	$1.08	to	$1.20	$557	—	0.00%	to	0.90%	4.24%		to	3.30%
2013	594	$1.04	to	$1.16	$692	—	0.00%	to	0.90%	3.18%		to	2.24%
2012	806	$1.00	to	$1.14	$918	—	0.00%	to	0.90%	1.04	%(6)	to	6.30%
VP Conserv, Cl 4
2016	781	$1.09	to	$1.22	$962	—	0.30%	to	0.90%	3.13%		to	2.51%
2015	693	$1.05	to	$1.19	$829	—	0.30%	to	0.90%	(0.46%)		to	(1.06%)
2014	861	$1.06	to	$1.20	$1,037	—	0.30%	to	0.90%	4.03%		to	3.39%
2013	2,039	$1.02	to	$1.16	$2,369	—	0.30%	to	0.90%	2.71	%(8)	to	2.16%
2012	2,727	$1.15	to	$1.14	$3,101	—	0.45%	to	0.90%	6.80%		to	6.30%
VP DFA Intl Val, Cl 2
2016	8	$1.16	to	$1.16	$9	2.62%	0.00%	to	0.00%	8.07%		to	8.07%
2015	5	$1.07	to	$1.07	$5	2.05%	0.00%	to	0.00%	(7.56%)		to	(7.56%)
2014	1	$1.16	to	$1.16	$2	2.18%	0.00%	to	0.00%	(7.70%)		to	(7.70%)
2013	1	$1.26	to	$1.26	$1	1.74%	0.00%	to	0.00%	19.79%		to	19.79%
2012	—	$1.05	to	$1.05	$0	2.61%	0.00%	to	0.00%	8.29	%(6)	to	8.29	%(6)
VP EV Floating Rate Inc, Cl 2
2016	26	$1.14	to	$1.14	$29	10.10%	0.00%	to	0.00%	10.29%		to	10.29%
2015	18	$1.04	to	$1.04	$19	12.55%	0.00%	to	0.00%	(1.58%)		to	(1.58%)
2014	3	$1.05	to	$1.05	$3	4.03%	0.00%	to	0.00%	0.56%		to	0.56%
2013	2	$1.05	to	$1.05	$2	3.31%	0.00%	to	0.00%	3.92%		to	3.92%
2012	—	$1.01	to	$1.01	$0	—	0.00%	to	0.00%	0.71	%(6)	to	0.71	%(6)
VP Ptnrs Core Bond, Cl 2
2016	4	$1.06	to	$1.06	$5	1.82%	0.00%	to	0.00%	2.23%		to	2.23%
2015	4	$1.03	to	$1.03	$4	1.79%	0.00%	to	0.00%	0.54%		to	0.54%
2014	2	$1.03	to	$1.03	$2	2.03%	0.00%	to	0.00%	5.11%		to	5.11%
2013	1	$0.98	to	$0.98	$1	1.83%	0.00%	to	0.00%	(2.49%)		to	(2.49%)
2012	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	(0.18	%)(6)	to	(0.18	%)(6)
VP Jennison Mid Cap Gro, Cl 2
2016	6	$1.40	to	$1.40	$8	—	0.00%	to	0.00%	3.42%		to	3.42%
2015	13	$1.35	to	$1.35	$17	—	0.00%	to	0.00%	(3.00%)		to	(3.00%)
2014	1	$1.39	to	$1.39	$1	—	0.00%	to	0.00%	9.06%		to	9.06%
2013	0	$1.28	to	$1.28	$0	—	0.00%	to	0.00%	27.69%		to	27.69%
2012	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	3.08	%(6)	to	3.08	%(6)
VP Lazard Intl Eq Adv, Cl 2
2016	—	$1.03	to	$1.03	$0	1.95%	0.00%	to	0.00%	3.87%		to	3.87%
2015	—	$0.99	to	$0.99	$0	2.69%	0.00%	to	0.00%	(3.72%)		to	(3.72%)
2014	—	$1.03	to	$1.03	$0	2.77%	0.00%	to	0.00%	(0.20%)		to	(0.20%)
2013	0	$1.03	to	$1.03	$0	0.30%	0.00%	to	0.00%	0.91	%(9)	to	0.91	%(9)
VP Loomis Sayles Gro, Cl 2
2016	8	$1.66	to	$1.66	$14	—	0.00%	to	0.00%	5.57%		to	5.57%
2015	6	$1.57	to	$1.57	$9	—	0.00%	to	0.00%	10.30%		to	10.30%
2014	1	$1.42	to	$1.42	$2	—	0.00%	to	0.00%	12.36%		to	12.36%
2013	0	$1.27	to	$1.27	$0	—	0.00%	to	0.00%	29.39%		to	29.39%
2012	—	$0.98	to	$0.98	$0	—	0.00%	to	0.00%	2.82	%(6)	to	2.82	%(6)

140	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP MFS Blended Res Core Eq, Cl 2
2016	1	$1.55	to	$1.55	$2	—	0.00%	to	0.00%	9.55%		to	9.55%
2015	0	$1.42	to	$1.42	$0	—	0.00%	to	0.00%	0.33%		to	0.33%
2014	—	$1.41	to	$1.41	$0	—	0.00%	to	0.00%	11.57%		to	11.57%
2013	—	$1.27	to	$1.27	$0	—	0.00%	to	0.00%	28.26%		to	28.26%
2012	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	2.31	%(6)	to	2.31	%(6)
VP MFS Blended Res Core Eq, Cl 3
2016	250	$1.31	to	$1.36	$390	—	0.30%	to	0.90%	9.36%		to	8.70%
2015	268	$1.20	to	$1.25	$364	—	0.30%	to	0.90%	0.16%		to	(0.45%)
2014	275	$1.20	to	$1.26	$372	—	0.30%	to	0.90%	11.42%		to	10.75%
2013	287	$1.07	to	$1.13	$344	—	0.30%	to	0.90%	11.17	%(8)	to	27.24%
2012	419	$1.72	to	$0.89	$388	—	0.45%	to	0.90%	10.19%		to	9.68%
VP MFS Val, Cl 2
2016	32	$1.67	to	$1.67	$54	—	0.00%	to	0.00%	13.72%		to	13.72%
2015	23	$1.46	to	$1.46	$33	—	0.00%	to	0.00%	(0.97%)		to	(0.97%)
2014	0	$1.48	to	$1.48	$0	—	0.00%	to	0.00%	10.10%		to	10.10%
2013	0	$1.34	to	$1.34	$0	—	0.00%	to	0.00%	35.48%		to	35.48%
2012	—	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	3.33	%(6)	to	3.33	%(6)
VP Mod, Cl 2
2016	16,812	$1.23	to	$1.40	$23,295	—	0.00%	to	0.90%	4.63%		to	3.70%
2015	17,283	$1.17	to	$1.35	$23,057	—	0.00%	to	0.90%	(0.56%)		to	(1.45%)
2014	17,227	$1.18	to	$1.37	$23,454	—	0.00%	to	0.90%	5.06%		to	4.12%
2013	15,914	$1.12	to	$1.32	$20,966	—	0.00%	to	0.90%	11.36%		to	10.35%
2012	12,709	$1.01	to	$1.19	$15,197	—	0.00%	to	0.90%	2.51	%(6)	to	9.87%
VP Mod, Cl 4
2016	27,471	$1.13	to	$1.40	$38,287	—	0.30%	to	0.90%	4.32%		to	3.69%
2015	28,089	$1.08	to	$1.35	$37,962	—	0.30%	to	0.90%	(0.85%)		to	(1.45%)
2014	29,433	$1.09	to	$1.37	$40,467	—	0.30%	to	0.90%	4.74%		to	4.11%
2013	30,538	$1.04	to	$1.32	$40,410	—	0.30%	to	0.90%	6.03	%(8)	to	10.42%
2012	33,766	$1.21	to	$1.20	$40,410	—	0.45%	to	0.90%	10.37%		to	9.86%
VP Mod Aggr, Cl 2
2016	19,493	$1.28	to	$1.49	$28,055	—	0.00%	to	0.90%	5.27%		to	4.32%
2015	19,073	$1.22	to	$1.42	$26,390	—	0.00%	to	0.90%	(0.73%)		to	(1.62%)
2014	17,168	$1.23	to	$1.45	$24,432	—	0.00%	to	0.90%	5.15%		to	4.20%
2013	14,647	$1.17	to	$1.39	$20,036	—	0.00%	to	0.90%	16.08%		to	15.03%
2012	10,137	$1.01	to	$1.21	$12,260	—	0.00%	to	0.90%	3.08	%(6)	to	11.23%
VP Mod Aggr, Cl 4
2016	37,017	$1.15	to	$1.49	$54,692	—	0.30%	to	0.90%	4.95%		to	4.32%
2015	39,365	$1.10	to	$1.43	$55,727	—	0.30%	to	0.90%	(1.09%)		to	(1.69%)
2014	41,128	$1.11	to	$1.45	$59,724	—	0.30%	to	0.90%	4.90%		to	4.26%
2013	40,845	$1.06	to	$1.39	$56,902	—	0.30%	to	0.90%	7.75	%(8)	to	15.00%
2012	39,344	$1.23	to	$1.21	$47,693	—	0.45%	to	0.90%	11.72%		to	11.20%
VP Mod Conserv, Cl 2
2016	1,993	$1.17	to	$1.31	$2,624	—	0.00%	to	0.90%	3.97%		to	3.03%
2015	2,010	$1.13	to	$1.27	$2,568	—	0.00%	to	0.90%	(0.22%)		to	(1.12%)
2014	2,036	$1.13	to	$1.28	$2,628	—	0.00%	to	0.90%	4.77%		to	3.83%
2013	2,034	$1.08	to	$1.24	$2,524	—	0.00%	to	0.90%	7.12%		to	6.16%
2012	2,154	$1.01	to	$1.16	$2,511	—	0.00%	to	0.90%	1.70	%(6)	to	7.77%
VP Mod Conserv, Cl 4
2016	3,865	$1.11	to	$1.31	$5,050	—	0.30%	to	0.90%	3.73%		to	3.10%
2015	3,962	$1.07	to	$1.27	$5,026	—	0.30%	to	0.90%	(0.60%)		to	(1.20%)
2014	4,126	$1.08	to	$1.29	$5,324	—	0.30%	to	0.90%	4.45%		to	3.82%
2013	4,375	$1.03	to	$1.24	$5,432	—	0.30%	to	0.90%	4.46	%(8)	to	6.14%
2012	5,650	$1.18	to	$1.17	$6,604	—	0.45%	to	0.90%	8.34%		to	7.84%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	141

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP MS Adv, Cl 2
2016	1	$1.51	to	$1.51	$2	—	0.00%	to	0.00%	3.07%		to	3.07%
2015	0	$1.47	to	$1.47	$1	—	0.00%	to	0.00%	6.42%		to	6.42%
2014	0	$1.38	to	$1.38	$0	—	0.00%	to	0.00%	7.04%		to	7.04%
2013	0	$1.29	to	$1.29	$0	—	0.00%	to	0.00%	30.95%		to	30.95%
2012	—	$0.98	to	$0.98	$0	—	0.00%	to	0.00%	2.66	%(6)	to	2.66	%(6)
VP Multi-Mgr Div Inc, Cl 2
2016	14	$1.07	to	$1.05	$15	2.71%	0.00%	to	0.90%	8.51%		to	7.54%
2015	14	$0.99	to	$0.97	$14	6.82%	0.00%	to	0.90%	(0.91%)		to	(1.81%)
2014	—	$0.99	to	$0.99	$0	1.86%	0.00%	to	0.90%	(0.66	%)(10)	to	(1.12	%)(10)
VP Multi-Mgr Int Rate Adapt, Cl 2
2016	5	$1.04	to	$1.01	$6	3.59%	0.00%	to	0.90%	5.89%		to	4.92%
2015	1	$0.98	to	$0.97	$1	3.69%	0.00%	to	0.90%	(1.48%)		to	(2.37%)
2014	—	$1.00	to	$0.99	$0	1.49%	0.00%	to	0.90%	(0.55	%)(10)	to	(1.01	%)(10)
VP LA Capital Lg Cap Gro, Cl 2
2016	8	$1.52	to	$1.52	$13	—	0.00%	to	0.00%	(2.59%)		to	(2.59%)
2015	6	$1.56	to	$1.56	$10	—	0.00%	to	0.00%	5.85%		to	5.85%
2014	4	$1.47	to	$1.47	$6	—	0.00%	to	0.00%	10.15%		to	10.15%
2013	0	$1.34	to	$1.34	$0	—	0.00%	to	0.00%	36.21%		to	36.21%
2012	—	$0.98	to	$0.98	$0	—	0.00%	to	0.00%	2.80	%(6)	to	2.80	%(6)
VP Oppen Intl Gro, Cl 2
2016	60	$1.14	to	$1.14	$69	1.17%	0.00%	to	0.00%	(3.66%)		to	(3.66%)
2015	48	$1.19	to	$1.19	$57	1.30%	0.00%	to	0.00%	(2.54%)		to	(2.54%)
2014	12	$1.22	to	$1.22	$14	1.55%	0.00%	to	0.00%	(0.08%)		to	(0.08%)
2013	3	$1.22	to	$1.22	$4	0.34%	0.00%	to	0.00%	18.89%		to	18.89%
2012	—	$1.02	to	$1.02	$0	—	0.00%	to	0.00%	5.66	%(6)	to	5.66	%(6)
VP Ptnrs Sm Cap Gro, Cl 2
2016	1	$1.37	to	$1.37	$1	—	0.00%	to	0.00%	6.38%		to	6.38%
2015	1	$1.29	to	$1.29	$1	—	0.00%	to	0.00%	(5.32%)		to	(5.32%)
2014	1	$1.36	to	$1.36	$1	—	0.00%	to	0.00%	(0.49%)		to	(0.49%)
2013	0	$1.37	to	$1.37	$0	—	0.00%	to	0.00%	39.89%		to	39.89%
2012	—	$0.98	to	$0.98	$0	—	0.00%	to	0.00%	4.94	%(6)	to	4.94	%(6)
VP Ptnrs Sm Cap Val, Cl 2
2016	0	$1.61	to	$1.61	$0	—	0.00%	to	0.00%	25.35%		to	25.35%
2015	0	$1.28	to	$1.28	$0	—	0.00%	to	0.00%	(9.45%)		to	(9.45%)
2014	0	$1.42	to	$1.42	$0	—	0.00%	to	0.00%	1.94%		to	1.94%
2013	—	$1.39	to	$1.39	$0	—	0.00%	to	0.00%	34.67%		to	34.67%
2012	—	$1.03	to	$1.03	$0	—	0.00%	to	0.00%	6.73	%(6)	to	6.73	%(6)
VP Ptnrs Sm Cap Val, Cl 3
2016	256	$1.25	to	$3.00	$731	—	0.30%	to	0.90%	25.16%		to	24.41%
2015	261	$1.00	to	$2.41	$609	—	0.30%	to	0.90%	(9.62%)		to	(10.17%)
2014	265	$1.11	to	$2.68	$688	—	0.30%	to	0.90%	1.76%		to	1.14%
2013	284	$1.09	to	$2.65	$748	—	0.30%	to	0.90%	13.13	%(8)	to	33.59%
2012	306	$1.98	to	$1.99	$607	—	0.45%	to	0.90%	13.00%		to	12.49%
VP Pyramis Intl Eq, Cl 2
2016	15	$1.13	to	$1.13	$17	2.07%	0.00%	to	0.00%	(3.44%)		to	(3.44%)
2015	13	$1.17	to	$1.17	$16	1.20%	0.00%	to	0.00%	(0.60%)		to	(0.60%)
2014	9	$1.18	to	$1.18	$11	0.55%	0.00%	to	0.00%	(7.02%)		to	(7.02%)
2013	1	$1.27	to	$1.27	$1	1.77%	0.00%	to	0.00%	21.27%		to	21.27%
2012	—	$1.05	to	$1.05	$0	2.13%	0.00%	to	0.00%	6.89	%(6)	to	6.89	%(6)

142	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP T. Rowe Price Lg Cap Val, Cl 2
2016	4	$1.43	to	$1.43	$5	—	0.00%	to	0.00%	14.07%		to	14.07%
2015	2	$1.26	to	$1.26	$2	—	0.00%	to	0.00%	(8.44%)		to	(8.44%)
2014	1	$1.37	to	$1.37	$1	—	0.00%	to	0.00%	9.54%		to	9.54%
2013	0	$1.25	to	$1.25	$0	—	0.00%	to	0.00%	27.71%		to	27.71%
2012	—	$0.98	to	$0.98	$0	—	0.00%	to	0.00%	3.20	%(6)	to	3.20	%(6)
VP TCW Core Plus Bond, Cl 2
2016	1	$1.04	to	$1.04	$1	1.27%	0.00%	to	0.00%	2.17%		to	2.17%
2015	—	$1.02	to	$1.02	$0	0.57%	0.00%	to	0.00%	(0.06%)		to	(0.06%)
2014	—	$1.02	to	$1.02	$0	0.38%	0.00%	to	0.00%	4.81%		to	4.81%
2013	—	$0.98	to	$0.98	$0	0.55%	0.00%	to	0.00%	(2.35%)		to	(2.35%)
2012	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	0.19	%(6)	to	0.19	%(6)
VP Vty Sycamore Estb Val, Cl 2
2016	12	$1.85	to	$1.85	$23	—	0.00%	to	0.00%	20.52%		to	20.52%
2015	5	$1.53	to	$1.53	$8	—	0.00%	to	0.00%	0.00%		to	0.00%
2014	4	$1.53	to	$1.53	$6	—	0.00%	to	0.00%	11.90%		to	11.90%
2013	0	$1.37	to	$1.37	$0	—	0.00%	to	0.00%	35.66%		to	35.66%
2012	—	$1.01	to	$1.01	$0	—	0.00%	to	0.00%	3.83	%(6)	to	3.83	%(6)
VP Vty Sycamore Estb Val, Cl 3
2016	142	$1.48	to	$2.17	$350	—	0.30%	to	0.90%	20.28%		to	19.55%
2015	90	$1.23	to	$1.81	$189	—	0.30%	to	0.90%	(0.13%)		to	(0.74%)
2014	64	$1.23	to	$1.83	$134	—	0.30%	to	0.90%	11.69%		to	11.02%
2013	77	$1.10	to	$1.65	$139	—	0.30%	to	0.90%	13.86	%(8)	to	34.64%
2012	78	$1.93	to	$1.22	$103	—	0.45%	to	0.90%	16.50%		to	15.96%
VP WF Short Duration Govt, Cl 2
2016	0	$1.01	to	$1.01	$0	0.69%	0.00%	to	0.00%	0.79%		to	0.79%
2015	0	$1.00	to	$1.00	$0	0.77%	0.00%	to	0.00%	0.07%		to	0.07%
2014	0	$1.00	to	$1.00	$0	0.19%	0.00%	to	0.00%	0.71%		to	0.71%
2013	—	$0.99	to	$0.99	$0	0.66%	0.00%	to	0.00%	(0.49%)		to	(0.49%)
2012	—	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	0.00	%(6)	to	0.00	%(6)
Wanger Intl
2016	2,002	$1.04	to	$2.42	$4,346	1.15%	0.30%	to	0.90%	(1.70%)		to	(2.29%)
2015	2,189	$1.06	to	$2.47	$4,955	1.45%	0.30%	to	0.90%	(0.20%)		to	(0.80%)
2014	2,170	$1.06	to	$2.49	$5,158	1.44%	0.30%	to	0.90%	(4.69%)		to	(5.26%)
2013	2,189	$1.12	to	$2.63	$5,675	2.63%	0.30%	to	0.90%	11.20	%(8)	to	21.27%
2012	2,155	$2.06	to	$2.17	$4,645	1.19%	0.45%	to	0.90%	21.02%		to	20.47%
Wanger USA
2016	1,932	$1.28	to	$3.49	$5,751	—	0.30%	to	0.90%	13.35%		to	12.67%
2015	2,100	$1.13	to	$3.10	$5,663	—	0.30%	to	0.90%	(0.90%)		to	(1.50%)
2014	2,075	$1.14	to	$3.14	$6,022	—	0.30%	to	0.90%	4.47%		to	3.84%
2013	2,186	$1.09	to	$3.03	$6,465	0.14%	0.30%	to	0.90%	13.75	%(8)	to	32.55%
2012	2,352	$2.14	to	$2.28	$5,318	0.31%	0.45%	to	0.90%	19.48%		to	18.93%
WF VT Index Asset Alloc, Cl 2
2016	257	$1.33	to	$2.34	$457	0.88%	0.30%	to	0.90%	7.38%		to	6.71%
2015	293	$1.24	to	$2.19	$473	1.03%	0.30%	to	0.90%	0.95%		to	0.34%
2014	271	$1.23	to	$2.19	$450	1.53%	0.30%	to	0.90%	17.71%		to	17.00%
2013	217	$1.04	to	$1.87	$389	1.67%	0.30%	to	0.90%	8.27	%(8)	to	18.56%
2012	213	$1.58	to	$1.58	$336	1.49%	0.90%	to	0.90%	12.02%		to	12.02%
WF VT Intl Eq, Cl 2
2016	638	$1.09	to	$1.66	$1,061	2.81%	0.30%	to	0.90%	2.99%		to	2.37%
2015	653	$1.06	to	$1.62	$1,073	3.93%	0.30%	to	0.90%	1.50%		to	0.89%
2014	650	$1.04	to	$1.61	$1,058	2.70%	0.30%	to	0.90%	(5.64%)		to	(6.20%)
2013	666	$1.10	to	$1.71	$1,152	2.15%	0.30%	to	0.90%	9.22	%(8)	to	18.45%
2012	690	$1.47	to	$1.45	$1,002	1.29%	0.45%	to	0.90%	12.97%		to	12.46%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	143

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
WF VT Opp, Cl 2
2016	373	$1.61	to	$2.88	$1,008	2.05%	0.00%	to	0.90%	12.23%		to	11.23%
2015	353	$1.43	to	$2.59	$901	0.13%	0.00%	to	0.90%	(3.08%)		to	(3.95%)
2014	352	$1.48	to	$2.69	$956	0.06%	0.00%	to	0.90%	10.42%		to	9.43%
2013	371	$1.34	to	$2.46	$921	0.20%	0.00%	to	0.90%	30.68%		to	29.51%
2012	451	$1.03	to	$1.90	$863	0.09%	0.00%	to	0.90%	5.53	%(6)	to	14.48%
WF VT Sm Cap Gro, Cl 2
2016	355	$1.48	to	$3.18	$784	—	0.00%	to	0.90%	7.75%		to	6.78%
2015	363	$1.38	to	$2.98	$775	—	0.00%	to	0.90%	(2.88%)		to	(3.75%)
2014	326	$1.42	to	$3.09	$790	—	0.00%	to	0.90%	(1.88%)		to	(2.76%)
2013	279	$1.44	to	$3.18	$846	—	0.00%	to	0.90%	50.22%		to	48.88%
2012	266	$0.96	to	$2.14	$569	—	0.00%	to	0.90%	4.93	%(6)	to	6.90%
WA Var Global Hi Yd Bond, Cl II
2016	1	$1.09	to	$1.09	$1	8.96%	0.00%	to	0.00%	15.36%		to	15.36%
2015	—	$0.95	to	$0.95	$0	4.00%	0.00%	to	0.00%	(6.08%)		to	(6.08%)
2014	—	$1.01	to	$1.01	$0	3.59%	0.00%	to	0.00%	(1.51%)		to	(1.51%)
2013	—	$1.03	to	$1.03	$0	27.17%	0.00%	to	0.00%	0.83	%(9)	to	0.83	%(9)

(1)	The accumulation unit values and total returns are based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 27, 2012.
(6)	New subaccount operations commenced on Nov. 19, 2012.
(7)	New subaccount operations commenced on April 26, 2013.
(8)	New subaccount operations commenced on Aug. 19, 2013.
(9)	New subaccount operations commenced on Oct. 21, 2013.
(10)	New subaccount operations commenced on June 30, 2014.
(11)	New subaccount operations commenced on March 27, 2015.

144	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income, shareholder’s equity and cash flows present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York as of December 31, 2016 and December 31, 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Minneapolis, Minnesota

April 20, 2017

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2016	2015(1)
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2016, $1,723,511; 2015, $1,720,349)	$1,814,710	$1,784,405
Commercial mortgage loans, at amortized cost (less allowance for loan losses: 2016 and 2015, $2,038)	131,733	135,452
Policy loans	47,423	46,740
Other investments	380	359
Total investments	1,994,246	1,966,956
Cash and cash equivalents	52,710	43,812
Reinsurance recoverables	140,513	126,671
Other receivables	11,848	10,391
Accrued investment income	18,003	18,687
Deferred acquisition costs	161,813	160,845
Other assets	153,261	161,625
Separate account assets	4,397,443	4,367,522
Total assets	$6,929,837	$6,856,509

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,962,921	$1,930,666
Other liabilities	152,578	140,611
Separate account liabilities	4,397,443	4,367,522
Total liabilities	6,512,942	6,438,799
Shareholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,915
Retained earnings	273,890	279,918
Accumulated other comprehensive income, net of tax	34,079	28,877
Total shareholder’s equity	416,895	417,710
Total liabilities and shareholder’s equity	$6,929,837	$6,856,509

(1)	Certain prior period amounts have been restated. See Note 1 for more information.

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years ended December 31,	2016	2015	2014
Revenues
Premiums	$21,911	$23,091	$24,484
Net investment income	83,832	85,903	87,260
Policy and contract charges	117,085	110,716	106,271
Other revenues	23,081	23,475	21,257
Net realized investment gains (losses)	1,175	(482)	2,024
Total revenues	247,084	242,703	241,296

Benefits and expenses
Benefits, claims, losses and settlement expenses	91,572	74,107	64,479
Interest credited to fixed accounts	47,349	48,138	50,510
Amortization of deferred acquisition costs	15,710	15,096	13,159
Other insurance and operating expenses	38,069	41,535	45,498
Total benefits and expenses	192,700	178,876	173,646
Pretax income	54,384	63,827	67,650
Income tax provision	10,412	14,264	15,441
Net income	$43,972	$49,563	$52,209

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$(47)	$(776)	$(358)
Portion of loss recognized in other comprehensive income (before taxes)	27	375	14
Net impairment losses recognized in net realized investment gains (losses)	$(20)	$(401)	$(344)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years ended December 31,	2016	2015	2014

Net income	$43,972	$49,563	$52,209
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	5,202	(26,677)	12,175
Total comprehensive income	$49,174	$22,886	$64,384

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balances at January 1, 2014(1)	$2,000	$106,851	$227,146	$43,379	$379,376
Comprehensive income:
Net income	—	—	52,209	—	52,209
Other comprehensive income, net of tax	—	—	—	12,175	12,175

Total comprehensive income					64,384
Tax adjustment on share-based incentive compensation plan	—	55	—	—	55
Cash dividends to RiverSource Life Insurance Company	—	—	(24,000)	—	(24,000)

Balances at December 31, 2014(1)	2,000	106,906	255,355	55,554	419,815
Comprehensive income:
Net income	—	—	49,563	—	49,563
Other comprehensive loss, net of tax	—	—	—	(26,677)	(26,677)

Total comprehensive income					22,886
Tax adjustment on share-based incentive compensation plan	—	9	—	—	9
Cash dividends to RiverSource Life Insurance Company	—	—	(25,000)	—	(25,000)

Balances at December 31, 2015(1)	2,000	106,915	279,918	28,877	417,710
Comprehensive income:
Net income	—	—	43,972	—	43,972
Other comprehensive income, net of tax	—	—	—	5,202	5,202

Total comprehensive income					49,174
Tax adjustment on share-based incentive compensation plan	—	11	—	—	11
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)
Balances at December 31, 2016	$2,000	$106,926	$273,890	$34,079	$416,895

(1)	Prior period retained earnings have been restated. See Note 1 for more information.

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years ended December 31,	2016	2015	2014
Cash Flows from Operating Activities
Net income	$43,972	$49,563	$52,209
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	3,982	3,499	4,273
Deferred income tax expense (benefit)	(4,851)	(3,557)	13,346
Contractholder and policyholder charges, non-cash	(22,842)	(21,737)	(20,780)
(Gain) loss from equity method investments	(16)	9	(9)
Net realized investment (gains) losses	(1,195)	81	(2,368)
Other-than-temporary impairments recognized in net realized investment gains	20	401	344
Changes in operating assets and liabilities:
Deferred acquisition costs	(2,793)	(3,965)	(5,398)
Policyholder account balances, future policy benefits and claims, net	18,532	41,444	77,397
Derivatives, net of collateral	5,391	37,312	(40,530)
Reinsurance recoverables	(13,988)	(8,323)	(8,177)
Other receivables	(1,410)	(1,872)	(586)
Accrued investment income	684	461	604
Other, net	23,055	23,260	(18,476)
Net cash provided by operating activities	48,541	116,576	51,849

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	30,915	11,350	16,620
Maturities, sinking fund payments and calls	171,173	192,721	208,977
Purchases	(208,835)	(219,602)	(280,820)
Proceeds from maturities and repayments of commercial mortgage loans	21,962	17,439	22,231
Funding of commercial mortgage loans	(18,244)	(8,277)	(16,893)
Net proceeds from sales of other investments	—	7	—
Purchase of other investments	(5)	—	—
Purchase of land, buildings, equipment and software	—	(22)	(73)
Change in policy loans, net	(683)	(1,628)	(4,013)
Cash received for written options with deferred premiums	7,399	—	—
Net cash provided by (used in) investing activities	3,682	(8,012)	(53,971)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	140,526	147,391	150,722
Net transfers to separate accounts	(2,542)	(22,966)	(28,652)
Surrenders and other benefits	(118,428)	(172,766)	(110,714)
Proceeds from line of credit with Ameriprise Financial, Inc.	1,000	6,300	—
Payments on line of credit with Ameriprise Financial, Inc.	(1,000)	(6,300)	—
Tax adjustment on share-based incentive compensation plan	11	9	55
Cash paid for purchased options with deferred premiums	(12,892)	(15,563)	(13,301)
Cash dividends to RiverSource Life Insurance Company	(50,000)	(25,000)	(24,000)
Net cash used in financing activities	(43,325)	(88,895)	(25,890)
Net increase (decrease) in cash and cash equivalents	8,898	19,669	(28,012)
Cash and cash equivalents at beginning of period	43,812	24,143	52,155
Cash and cash equivalents at end of period	$52,710	$43,812	$24,143

Supplemental Disclosures:
Income taxes paid (received), net	$(5,057)	$(2,011)	$25,500
Interest paid on borrowings	—	1	—
See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

In 2016, the Company corrected the accrual of commission expense for periods prior to 2013 for certain insurance and annuity products. The balance sheet as of December 31, 2015 has been revised to reflect the immaterial impact of the correction which increased deferred acquisition costs (“DAC”) by $245 thousand, other assets by $772 thousand, other liabilities by $2.5 million, and decreased retained earnings by $1.4 million. The impact to prior period financial statements was not material.

In 2016, the Company recorded a $1.2 million increase to long term care (“LTC”) reserves for an out-of-period correction related to its claim utilization assumption. The impact to prior period financial statements was not material.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable deferred annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”), and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with the universal life products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders and contractholders.

A majority of the Company’s business is sold through the retail distribution channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized

RiverSource Life Insurance Co. of New York

cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Commercial Mortgage Loans, net

Commercial mortgage loans, net reflect the Company’s interest in commercial mortgage loans, less the related allowance for loan losses.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

Financing Receivables

Commercial Mortgage Loans

Commercial mortgage loans are stated at amortized cost, net of allowances for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

RiverSource Life Insurance Co. of New York

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate; (ii) the fair value of collateral; or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, LTC and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 8 for additional information on reinsurance.

RiverSource Life Insurance Co. of New York

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 15 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of estimated gross profits (“EGPs”) over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

RiverSource Life Insurance Co. of New York

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. LTC DAC was impaired in prior years as a result of loss recognition. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the benefit of variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

The establishment of reserves is an estimation process using a variety of methods, assumptions and data elements. If actual experience is better than or equal to the results of the estimation process, then reserves should be adequate to provide for future benefits and expenses. If actual experience is worse than the results of the estimation process, additional reserves may be required.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverable within receivables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and

RiverSource Life Insurance Co. of New York

recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees.

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. When market values of the customer’s accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit (“GMIB”) provisions. See Note 10 for information regarding the variable annuity guarantees.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuates based on equity, interest rate and credit markets and the estimate of the Company’s current nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC insurance policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

RiverSource Life Insurance Co. of New York

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 9 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using estimated gross profits, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance determination.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Mortality and expense risk fees are generated directly and indirectly based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for universal life insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

RiverSource Life Insurance Co. of New York

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Fair Value Measurement — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to fair value measurement. The update applies to investments that are measured at net asset value (“NAV”). The standard eliminates the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share as a practical expedient. In addition, the update limits disclosures about the nature and risks of the investments to investments for which the entity elected to measure the fair value using the practical expedient rather than all investments that are eligible for the NAV practical expedient. The standard is effective for interim and annual periods beginning after December 15, 2015. The Company adopted the standard on January 1, 2016 on a retrospective basis to all periods presented. There was no impact of the standard to the Company’s financial condition or results of operations.

Future Adoption of New Accounting Standards

Income Taxes — Intra-Entity Transfers of Assets Other Than Inventory

In October 2016, the FASB updated the accounting standards related to the recognition of income tax impacts on intra-entity transfers. The update requires entities to recognize the income tax consequences of intra-entity transfers, other than inventory, upon the transfer of the asset. The update requires the selling entity to recognize a current tax expense or benefit and the purchasing entity to recognize a deferred tax asset or liability when the transfer occurs. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB updated the accounting standards related to classification of certain cash receipts and cash payments on the statement of cash flows. The update includes amendments to address diversity in practice for the classification of eight specific cash flow activities. The specific amendments the Company is evaluating include the classification of debt prepayment and extinguishment costs, contingent consideration payments, proceeds from insurance settlements and corporate owned life insurance settlements, distributions from equity method investees and the application of the predominance principle to separately identifiable cash flows. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted and all amendments must be adopted during the same period. The Company will early adopt the standard for the annual period ending December 31, 2017 on a retrospective basis. The adoption of the standard will not have a material impact on the Company’s cash flows.

Financial Instruments — Measurement of Credit Losses

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. Generally, the initial estimate of the expected credit losses and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The current credit loss model for Available-for-Sale debt securities does not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. Early adoption will be permitted for interim and annual periods beginning after December 15, 2018. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard will require most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted. The update should be applied at the beginning of the earliest period presented using a modified retrospective approach. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity

RiverSource Life Insurance Co. of New York

method of accounting, at fair value with changes in fair value reflected in net income each reporting period. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of financial instruments. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted for certain provisions. Generally, the update should be applied using a modified retrospective approach by recording a cumulative-effect adjustment to equity at the beginning of the period of adoption. The update is not expected to have a material impact on the financial condition and results of operations.

Revenue from Contracts with Customers

In May 2014, the FASB updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract and requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. Subsequent related updates provide clarification on certain revenue recognition guidance in the new standard. The standard is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted for interim and annual periods beginning after December 15, 2016. The standard may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company plans to adopt the revenue recognition guidance in 2018. The update does not apply to revenue associated with the manufacturing of insurance and annuity products or financial instruments as these revenues are in the scope of other standards. Therefore, the Company does not expect the update to have an impact on these revenues. The Company’s implementation efforts include the identification of revenue within the guidance and review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The Company is reviewing certain payments received to determine whether they should be presented as revenue or as a reduction of expense. The Company does not expect a material impact to the timing of revenue recognition; however, the Company’s implementation effort to assess the impact of the standard on its financial condition, results of operations, and disclosure is still in process.

4.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities (“VIEs”) for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial mortgage backed securities and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its carrying value. The carrying value is included in Available-for-Sale fixed maturities on the Balance Sheets. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 5 for additional information on these structured investments.

5.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2016
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$1,146,981	$75,231	$(4,034)	$1,218,178	$2
Residential mortgage backed securities	205,061	4,242	(2,444)	206,859	(412)
Commercial mortgage backed securities	194,690	3,306	(2,781)	195,215	—
State and municipal obligations	117,973	17,418	(244)	135,147	—
Asset backed securities	56,040	1,269	(1,089)	56,220	—
Foreign government bonds and obligations	2,515	333	(7)	2,841	—
U.S. government and agencies obligations	251	—	(1)	250	—
Total	$1,723,511	$101,799	$(10,600)	$1,814,710	$(410)

RiverSource Life Insurance Co. of New York

	December 31, 2015
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$1,211,835	$63,398	$(22,219)	$1,253,014	$183
Residential mortgage backed securities	195,184	5,596	(1,880)	198,900	(685)
Commercial mortgage backed securities	157,028	3,362	(1,389)	159,001	—
State and municipal obligations	95,292	15,940	(28)	111,204	—
Asset backed securities	57,178	1,507	(501)	58,184	—
Foreign government bonds and obligations	2,624	285	(44)	2,865	—
U.S. government and agencies obligations	1,208	29	—	1,237	—
Total	$1,720,349	$90,117	$(26,061)	$1,784,405	$(502)

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2016 and 2015, investment securities with a fair value of $55.3 million and $61.0 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $12.6 million and $24.4 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2016 and 2015, fixed maturity securities comprised approximately 91% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2016 and 2015, approximately $124.5 million and $132.7 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2016			December 31, 2015
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$389,316	$391,870	22%	$338,078	$347,835	19%
AA	84,512	101,135	5	77,776	94,922	5
A	339,541	370,482	20	314,945	338,342	19
BBB	824,391	864,549	48	892,459	909,541	52
Below investment grade	85,751	86,674	5	97,091	93,765	5
Total fixed maturities	$1,723,511	$1,814,710	100%	$1,720,349	$1,784,405	100%

At December 31, 2016 and 2015, approximately 49% and 54%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2016
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	66	$208,665	$(2,971)	18	$15,688	$(1,063)	84	$224,353	$(4,034)
Residential mortgage backed securities	12	82,683	(1,667)	15	15,623	(777)	27	98,306	(2,444)
Commercial mortgage backed securities	38	88,662	(2,446)	1	8,957	(335)	39	97,619	(2,781)
State and municipal obligations	5	8,941	(244)	—	—	—	5	8,941	(244)
Asset backed securities	10	22,685	(683)	5	9,861	(406)	15	32,546	(1,089)
Foreign government bonds and obligations	—	—	—	1	105	(7)	1	105	(7)
U.S. government and agencies obligations	1	250	(1)	—	—	—	1	250	(1)
Total	132	$411,886	$(8,012)	40	$50,234	$(2,588)	172	$462,120	$(10,600)

RiverSource Life Insurance Co. of New York

	December 31, 2015
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	155	$418,321	$(15,777)	23	$37,907	$(6,442)	178	$456,228	$(22,219)
Residential mortgage backed securities	10	44,575	(589)	13	23,640	(1,291)	23	68,215	(1,880)
Commercial mortgage backed securities	20	51,509	(896)	2	17,061	(493)	22	68,570	(1,389)
State and municipal obligations	3	2,947	(28)	—	—	—	3	2,947	(28)
Asset backed securities	11	34,809	(501)	—	—	—	11	34,809	(501)
Foreign government bonds and obligations	2	985	(44)	—	—	—	2	985	(44)
Total	201	$553,146	$(17,835)	38	$78,608	$(8,226)	239	$631,754	$(26,061)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is primarily attributable to a tightening of corporate bond credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in other comprehensive income (loss) (“OCI”):

	Years Ended December 31,
(in thousands)	2016	2015	2014
Beginning balance	$1,564	$1,452	$1,416
Credit losses for which an other-than-temporary impairment was not previously recognized	—	112	15
Credit losses for which an other-than-temporary impairment was previously recognized	20	—	21
Reductions for securities sold during the period (realized)	(863)	—	—
Ending balance	$721	$1,564	$1,452

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2016	2015	2014
Gross realized investment gains	$2,624	$922	$2,543
Gross realized investment losses	(1,429)	(1,003)	(175)
Other-than-temporary impairments	(20)	(401)	(344)
Total	$1,175	$(482)	$2,024

Other-than-temporary impairments for the years ended December 31, 2016, 2015 and 2014, primarily related to credit losses on corporate debt securities and non-agency residential mortgage backed securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity at December 31, 2016 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$71,576	$72,732
Due after one year through five years	485,946	507,389
Due after five years through 10 years	465,589	473,639
Due after 10 years	244,609	302,656
	1,267,720	1,356,416
Residential mortgage backed securities	205,061	206,859
Commercial mortgage backed securities	194,690	195,215
Asset backed securities	56,040	56,220
Total	$1,723,511	$1,814,710

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

RiverSource Life Insurance Co. of New York

The following is a summary of net investment income:

	Years Ended December 31,
(in thousands)	2016	2015	2014
Fixed maturities	$76,949	$78,348	$79,039
Commercial mortgage loans	6,452	7,383	8,247
Policy loans and other investments	2,388	2,187	2,039
	85,789	87,918	89,325
Less: investment expenses	1,957	2,015	2,065
Total	$83,832	$85,903	$87,260

6.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans and policy loans.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

The following table presents a rollforward of the allowance for loan losses for commercial mortgage loans for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in thousands)	2016	2015	2014
Beginning balance	$2,038	$2,038	$2,038
Charge-offs	—	—	—
Ending balance	$2,038	$2,038	$2,038

Collectively evaluated for impairment	$2,038	$2,038	$2,038

The recorded investment in financing receivables by impairment method for commercial mortgage loans was as follows:

	December 31,
(in thousands)	2016	2015
Collectively evaluated for impairment	$133,771	$137,490

As of both December 31, 2016 and 2015, the Company had no recorded investment in financing receivables that were individually evaluated for impairment.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were nil as of both December 31, 2016 and 2015. All loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. There were no commercial mortgage loans which management has assigned its highest risk rating at both December 31, 2016 and 2015. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

RiverSource Life Insurance Co. of New York

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(in thousands)
South Atlantic	$33,951	$34,624	26%	25%
Pacific	32,051	28,934	24	21
Middle Atlantic	18,898	18,120	14	13
Mountain	14,264	14,004	11	10
West North Central	13,964	14,708	10	11
East North Central	10,638	11,527	8	8
New England	1,836	8,980	1	7
East South Central	8,169	4,800	6	4
West South Central	—	1,793	—	1

	133,771	137,490	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$131,733	$135,452

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(in thousands)
Retail	$37,820	$36,268	28%	26%
Apartments	30,138	30,797	22	23
Industrial	28,971	28,034	22	20
Office	22,085	27,308	17	20
Mixed use	3,355	5,202	3	4
Other	11,402	9,881	8	7

	133,771	137,490	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$131,733	$135,452

7.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management conducts its annual review of insurance and annuity valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, management updates valuation assumptions. The impact of unlocking for the year ended December 31, 2016 primarily reflected continued low interest rates that more than offset benefits from persistency on annuity contracts without living benefits. In addition, the Company’s review of its closed LTC business resulted in loss recognition due to continued low interest rates and higher morbidity. The impact of unlocking for the year ended December 31, 2015 primarily reflected the difference between the Company’s previously assumed interest rates versus the low interest rate environment partially offset by improved persistency. The impact of unlocking for the year ended December 31, 2014 primarily reflected lower than previously assumed interest rates partially offset by improved persistency and mortality experience and a benefit from updating the Company’s variable annuity living benefit withdrawal utilization assumption.

The balances of and changes in DAC were as follows:

(in thousands)	2016	2015	2014
Balance at January 1(1)	$160,845	$151,008	$147,010
Capitalization of acquisition costs	18,503 (2)	19,061	18,557
Amortization, excluding the impact of valuation assumptions review	(14,565)	(13,896)	(13,859)
Amortization, impact of valuation assumptions review	(1,145)	(1,200)	700
Impact of change in net unrealized securities (gains) losses	(1,825)	5,872	(1,400)
Balance at December 31(1)	$161,813	$160,845	$151,008

(1)	Prior period DAC balances have been restated for the correction of the commission expense accrual for certain insurance and annuity products. See Note 1 for more information.
(2)

Includes a $1.9 million benefit for the release of the deferred reinsurance liability in connection with the loss recognition on LTC business. The benefit was reported in other insurance and operating expenses on the Statements of Income.

RiverSource Life Insurance Co. of New York

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2016	2015	2014
Balance at January 1	$15,973	$16,970	$18,954
Capitalization of sales inducement costs	305	252	273
Amortization, excluding the impact of valuation assumptions review	(2,035)	(2,426)	(2,351)
Amortization, impact of valuation assumptions review	400	100	200
Impact of change in net unrealized securities (gains) losses	(151)	1,077	(106)
Balance at December 31	$14,492	$15,973	$16,970

8.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of both December 31, 2016 and 2015, traditional life and UL insurance in force aggregated $11.4 billion, of which $7.9 billion and $8.0 billion, respectively, were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2016	2015	2014
Direct premiums	$33,414	$34,840	$36,205
Reinsurance ceded	(11,503)	(11,749)	(11,721)
Net premiums	$21,911	$23,091	$24,484

Policy and contract charges are presented on the Statements of Income net of $6.2 million, $5.7 million and $5.0 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2016, 2015 and 2014, respectively.

Reinsurance recovered on all contracts was $16.0 million, $13.6 million and $11.9 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Reinsurance recoverables include approximately $101.0 million and $95.0 million related to LTC risk ceded to Genworth as of December 31, 2016 and 2015, respectively.

Policyholder account balances, future policy benefits and claims include $2.3 million and $2.5 million related to previously assumed reinsurance arrangements as of December 31, 2016 and 2015, respectively.

RiverSource Life Insurance Co. of New York

9.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2016		2015
Policyholder account balances
Fixed annuities	$895,591		$922,582
Variable annuity fixed sub-accounts	263,205		255,106
VUL/UL insurance	190,579		185,852
IUL insurance	46,516		34,016
Other life insurance	36,695		37,012
Total policyholder account balances	1,432,586		1,434,568
Future policy benefits
Variable annuity GMWB	38,804		45,907
Variable annuity GMAB	(2,085	)(1)	(237	)(1)
Other annuity liabilities	4,283		1,424
Fixed annuities life contingent liabilities	90,274		91,500
Life, DI and LTC insurance	352,718		322,016
VUL/UL and other life insurance additional liabilities	37,414		29,408
Total future policy benefits	521,408		490,018
Policy claims and other policyholders’ funds	8,927		6,080
Total policyholder account balances, future policy benefits and claims	$1,962,921		$1,930,666

(1)	Includes the fair value of GMAB embedded derivatives that was a net asset at both December 31, 2016 and 2015 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.71% to 9.38% at December 31, 2016, depending on year of issue, with an average rate of approximately 4.47%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a universal life policy that includes an equity indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company currently hedges the risk related to the equity indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

RiverSource Life Insurance Co. of New York

The liability for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies is based on the net level premium and includes the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 3% to 10% at December 31, 2016. Anticipated interest rates for DI policies ranged from 3% to 7.5% at December 31, 2016. For LTC policies, the anticipated interest rate was 5.6% at December 31, 2016.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.75% and 6.25% for DI and LTC claims, respectively, at December 31, 2016.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2016	2015
Variable annuity	$4,004,582	$3,979,524
VUL insurance	392,181	387,205
Other insurance	680	793
Total	$4,397,443	$4,367,522

10.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

RiverSource Life Insurance Co. of New York

Variable annuity and insurance products offer separate account investment options. In addition, many of these products offer a fixed account option that is part of the Company’s “general account”. Under the separate account options, contractholders and policyholders bear the investment risk. The Company’s Portfolio Navigator (traditional asset allocation) funds are separate account investment options available under the Company’s variable universal life insurance products and its variable annuities, but as of April 2012, are no longer available for sale with any living benefit rider. Portfolio Navigator funds allow clients to allocate their contract value to one of five funds of funds, each of which invests in various underlying funds. Portfolio Navigator funds are designed to allow a contract purchaser to select investment options based on the purchaser’s investment time horizon, risk tolerance and investment goals and tailor the performance of annuities and life insurance policies to their specific needs and keep investment allocations on track over time.

As of April 2012, clients who purchase a GMWB or GMAB rider are invested in one or more of the Portfolio Stabilizer (managed volatility) funds of funds within the separate accounts that are designed to pursue total return while seeking to mitigate exposure to market volatility and allow a contract purchaser to select investment options based on the purchaser’s investment risk tolerance.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2016				December 31, 2015
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,032,057	$2,943,872	$11,315	65	$2,941,369	$2,855,258	$16,990	65
Five/six-year reset	497,807	341,223	1,670	65	521,969	373,009	4,208	64
One-year ratchet	503,005	489,470	9,061	67	520,326	506,376	19,734	66
Five-year ratchet	194,173	189,462	730	65	205,496	199,585	1,760	64
Total — GMDB	$4,227,042	$3,964,027	$22,776	65	$4,189,160	$3,934,228	$42,692	65
GMIB	$13,063	$12,066	$216	66	$12,580	$11,632	$270	65
GMWB:
GMWB	$166,641	$166,088	$18	70	$200,796	$200,091	$20	69
GMWB for life	2,214,734	2,206,696	879	66	2,110,159	2,099,690	545	66
Total — GMWB	$2,381,375	$2,372,784	$897	66	$2,310,955	$2,299,781	$565	66
GMAB	$281,721	$280,350	$2,089	58	$301,599	$300,213	$3,109	58

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB guarantees is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB and GMWB guarantees is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero. The present value is calculated using a discount rate that is consistent with assumptions embedded in the Company’s annuity pricing models.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2016		December 31, 2015
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$427	64	$418	63

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

RiverSource Life Insurance Co. of New York

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2014	$359	$360	$(29,203)	$(6,133)	$15,125
Incurred claims	446	21	57,043	2,189	6,076
Paid claims	(205)	—	—	—	(2,043)
Balance at December 31, 2014	600	381	27,840	(3,944)	19,158
Incurred claims	199	2	18,067	3,707	6,592
Paid claims	(87)	—	—	—	(1,934)
Balance at December 31, 2015	712	383	45,907	(237)	23,816
Incurred claims	275	8	(7,103)	(1,848)	8,949
Paid claims	(316)	—	—	—	(2,896)
Balance at December 31, 2016	$671	$391	$38,804	$(2,085)	$29,869

(1)	The incurred claims for GMWB and GMAB represent the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2016	2015
Mutual funds:
Equity	$2,302,284	$2,195,565
Bond	1,368,768	1,369,091
Other	308,425	299,090
Total mutual funds	$3,979,477	$3,863,746

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2016, 2015 and 2014.

11.  LINE OF CREDIT

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of December 31, 2016 and 2015.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2016
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,074,160	$144,018	$1,218,178
Residential mortgage backed securities	—	206,511	348	206,859
Commercial mortgage backed securities	—	195,215	—	195,215
State and municipal obligations	—	135,147	—	135,147
Asset backed securities	—	56,220	—	56,220
Foreign government bonds and obligations	—	2,841	—	2,841
U.S. government and agencies obligations	250	—	—	250
Total Available-for-Sale securities: Fixed maturities	250	1,670,094	144,366	1,814,710
Cash equivalents	—	52,593	—	52,593
Other assets:
Interest rate derivative contracts	—	68,146	—	68,146
Equity derivative contracts	705	50,878	—	51,583
Foreign exchange derivative contracts	5	3,032	—	3,037
Total other assets	710	122,056	—	122,766
Separate account assets measured at NAV				4,397,443	(1)
Total assets at fair value	$960	$1,844,743	$144,366	$6,387,512

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$18,998	$18,998
GMWB and GMAB embedded derivatives	—	—	25,889	25,889	(2)
Total policyholder account balances, future policy benefits and claims	—	—	44,887	44,887	(3)
Other liabilities:
Interest rate derivative contracts	—	34,050	—	34,050
Equity derivative contracts	58	67,106	—	67,164
Foreign exchange derivative contracts	114	407	—	521
Total other liabilities	172	101,563	—	101,735
Total liabilities at fair value	$172	$101,563	$44,887	$146,622

RiverSource Life Insurance Co. of New York

	December 31, 2015
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,104,851	$148,163	$1,253,014
Residential mortgage backed securities	—	198,354	546	198,900
Commercial mortgage backed securities	—	159,001	—	159,001
State and municipal obligations	—	111,204	—	111,204
Asset backed securities	—	52,158	6,026	58,184
Foreign government bonds and obligations	—	2,865	—	2,865
U.S. government and agencies obligations	256	981	—	1,237
Total Available-for-Sale securities: Fixed maturities	256	1,629,414	154,735	1,784,405
Cash equivalents	—	43,693	—	43,693
Other assets:
Interest rate derivative contracts	—	63,484	—	63,484
Equity derivative contracts	2,396	43,123	—	45,519
Foreign exchange derivative contracts	178	2,319	—	2,497
Total other assets	2,574	108,926	—	111,500
Separate account assets measured at NAV				4,367,522	(1)
Total assets at fair value	$2,830	$1,782,033	$154,735	$6,307,120

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$14,287	$14,287
GMWB and GMAB embedded derivatives	—	—	40,343	40,343	(4)
Total policyholder account balances, future policy benefits and claims	—	—	54,630	54,630	(5)
Other liabilities:
Interest rate derivative contracts	—	19,306	—	19,306
Equity derivative contracts	—	64,451	—	64,451
Foreign exchange derivative contracts	48	343	—	391
Total other liabilities	48	84,100	—	84,148
Total liabilities at fair value	$48	$84,100	$54,630	$138,778

(1)

Amounts are comprised of certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy. See Note 3 for further information.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $42.9 million of individual contracts in a liability position and $17.0 million of individual contracts in an asset position at December 31, 2016.

(3)	The Company’s adjustment for nonperformance risk resulted in a $25.0 million cumulative decrease to the embedded derivatives at December 31, 2016.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $50.4 million of individual contracts in a liability position and $10.1 million of individual contracts in an asset position at December 31, 2015.

(5)	The Company’s adjustment for nonperformance risk resulted in a $20.5 million cumulative decrease to the embedded derivatives at December 31, 2015.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance, January 1, 2016	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)	$(54,630)
Total gains (losses) included in:
Net income	(13)	(2)	(1)	(16	)(1)	(681	)(4)	31,132 (5)	30,451
Other comprehensive income	424	9	90	523		—		—	—
Purchases	6,147	—	—	6,147		—		—	—
Issues	—	—	—	—		(5,299)		(17,276)	(22,575)
Settlements	(10,703)	(205)	—	(10,908)		1,269		598	1,867
Transfers out of Level 3	—	—	(6,115)	(6,115)		—		—	—
Balance, December 31, 2016	$144,018	$348	$—	$144,366		$(18,998)		$(25,889)	$(44,887)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2016	$(10)	$(2)	$—	$(12	)(2)	$(681	)(4)	$27,745 (5)	$27,064

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2015	$150,969	$808	$3,391	$155,168		$(9,754)		$(19,338)		$(29,092)
Total gains (losses) included in:
Net income	(163)	(4)	2	(165	)(3)	(857	)(4)	(4,962	)(5)	(5,819)
Other comprehensive income	(1,813)	(14)	(206)	(2,033)		—		—		—
Purchases	16,500	—	3,800	20,300		—		—		—
Issues	—	—	—	—		(4,395)		(15,844)		(20,239)
Settlements	(17,330)	(244)	—	(17,574)		719		(199)		520
Transfers out of Level 3	—	—	(961)	(961)		—		—		—
Balance, December 31, 2015	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)		$(54,630)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2015	$(149)	$(4)	$2	$(151	)(3)	$(857	)(4)	$(5,450	)(5)	$(6,307)

	Available-for-Sale Securities: Fixed Maturities						Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2014	$128,453	$—	$—	$13,688	$142,141		$(3,293)		$38,357		$35,064
Total gains (losses) included in:
Net income	(227)	(4)	—	(1)	(232	)(3)	(1,326	)(4)	(43,753	)(5)	(45,079)
Other comprehensive income	398	(3)	—	137	532		—		—		—
Purchases	41,303	1,011	18,137	—	60,451		—		—		—
Issues	—	—	—	—	—		(5,209)		(14,681)		(19,890)
Settlements	(18,958)	(196)	—	(46)	(19,200)		74		739		813
Transfers out of Level 3	—	—	(18,137)	(10,387)	(28,524)		—		—		—
Balance, December 31, 2014	$150,969	$808	$—	$3,391	$155,168		$(9,754)		$(19,338)		$(29,092)
Changes in unrealized losses relating to assets and liabilities held at December 31, 2014	$(162)	$(4)	$—	$(1)	$(167	)(3)	$(1,326	)(4)	$(43,616	)(5)	$(44,942)

(1)	Represents a $12 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(2)	Represents an $8 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(3)	Included in net investment income in the Statements of Income.
(4)	Included in interest credited to fixed accounts in the Statements of Income.
(5)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The increase to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $4.5 million, $3.9 million and $7.0 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2016, 2015 and 2014, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2016
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$143,863	Discounted cash flow	Yield/spread to U.S. Treasuries	0.9%	–	2.5%	1.3%
IUL embedded derivatives	$18,998	Discounted cash flow	Nonperformance risk(1)	82		bps
GMWB and GMAB embedded derivatives	$25,889	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.1%	–	66.4%
			Market volatility(3)	5.3%	–	21.2%
			Nonperformance risk(1)	82		bps

	December 31, 2015
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$145,951	Discounted cash flow	Yield/spread to U.S. Treasuries	1.1%	–	3.8%	1.6%
IUL embedded derivatives	$14,287	Discounted cash flow	Nonperformance risk(1)	68		bps
GMWB and GMAB embedded derivatives	$40,343	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.0%	–	53.2%
			Market volatility(3)	5.4%	–	21.5%
			Nonperformance risk(1)	68		bps

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less. Cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

RiverSource Life Insurance Co. of New York

Level 1 securities primarily include U.S. Treasuries. Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. In addition to the general pricing controls, the Company reviews the broker prices to ensure that the broker quotes are reasonable and, when available, compares prices of privately issued securities to public issues from the same issuer to ensure that the implicit illiquidity premium applied to the privately placed investment is reasonable considering investment characteristics, maturity, and average life of the investment.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The fair value of certain derivatives measured using pricing models which include significant unobservable inputs are classified as Level 3 within the fair value hierarchy. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2016 and 2015. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company’s Corporate Actuarial Department calculates the fair value of the embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed

RiverSource Life Insurance Co. of New York

monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2016 and 2015. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2016
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$131,733	$—	$—	$131,334	$131,334
Policy loans	47,423	—	—	46,925	46,925

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$898,815	$—	$—	$953,615	$953,615
Separate account liabilities measured at NAV	4,718				4,718	(1)

	December 31, 2015
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$135,452	$—	$—	$139,567	$139,567
Policy loans	46,740	—	—	46,481	46,481

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$926,089	$—	$—	$1,029,369	$1,029,369
Separate account liabilities measured at NAV	5,858				5,858	(1)

(1)

Amounts are comprised of certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy. See Note 3 for further information.

Commercial Mortgage Loans, Net

The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities, liquidity and characteristics including LTV ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

Policy Loans

Policy loans represent loans made against the cash surrender value of the underlying life insurance or annuity product. These loans and the related interest are usually realized at death of the policyholder or contractholder or at surrender of the contract and are not transferable without the underlying insurance or annuity contract. The fair value of policy loans is determined by estimating expected cash flows discounted at rates based on the U.S. Treasury curve. Policy loans are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

Policyholder Account Balances, Future Policy Benefits and Claims

The fair value of fixed annuities in deferral status is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a margin for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

RiverSource Life Insurance Co. of New York

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets is used as a practical expedient for fair value and represents the exit price for the separate account liabilities. Separate account liabilities are excluded from classification in the fair value hierarchy.

13.  RELATED PARTY TRANSACTIONS

CMIA is the investment advisor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides marketing, administrative and shareholder services on behalf of CMIA and is compensated for the services it provides. For the years ended December 31, 2016, 2015 and 2014, the Company earned $18.2 million, $18.0 million and $16.4 million, respectively, from CMIA for these services.

Columbia Management Investment Distributors, Inc. (“CMID”), an affiliate of the Company, is the principal underwriter and distributor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides distribution services to assist in the promotion, distribution and account servicing of shares of the portfolios of the Company’s variable products and is compensated for providing these services. For the years ended December 31, 2016, 2015 and 2014, the Company earned $9.3 million, $9.4 million and $9.0 million, respectively, from CMID for these services.

Columbia Management Investment Services Corp. (“CMIS”), an affiliate of the Company, is the transfer agent that processes transactions related to the Company’s variable products. The Company provides shareholder services related to these transactions and is compensated for providing these services. For the years ended December 31, 2016, 2015 and 2014, the Company earned $2.4 million, $2.4 million and $2.3 million, respectively, from CMIS for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $26.8 million, $27.8 million and $28.2 million for the years ended

December 31, 2016, 2015 and 2014, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2016, 2015 and 2014, the Company paid cash dividends of $50.0 million, $25.0 million and $24.0 million, respectively, to RiverSource Life. Advance notification was provided to the New York Department prior to all dividend payments. See Note 14 for additional information.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. At December 31, 2016 and 2015, the Company had an amount due to (from) Ameriprise Financial for federal income taxes of $4.4 million and $(19.4) million, respectively.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends and those dividends exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $64.2 million, $60.6 million and $52.8 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Co. of New York

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

Net Income

	Years Ended December 31,
(in thousands)	2016	2015	2014

Net income, per accompanying GAAP financial statements	$43,972	$49,563	$52,209
Net income, SAP basis(1)	30,696	48,911	42,630
Difference	$13,276	$652	$9,579

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder’s Equity

	December 31,
(in thousands)	2016	2015

Shareholder’s equity, per accompanying GAAP financial statements	$416,895	$417,710
Capital and surplus, SAP basis(2)	322,093	325,513
Difference	$94,802	$92,197

(2)	Includes unassigned surplus of $213.2 million and $216.6 million as of December 31, 2016 and 2015, respectively.

At December 31, 2016 and 2015, bonds carried at $250 thousand and $256 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2016
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$87,426	$—	$87,426	$(58,006)	$(16,271)	$(9,762)	$3,387
OTC cleared	35,195	—	35,195	(32,299)	(2,655)	—	241
Exchange-traded	145	—	145	(145)	—	—	—
Total derivatives	$122,766	$—	$122,766	$(90,450)	$(18,926)	$(9,762)	$3,628

	December 31, 2015
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$76,433	$—	$76,433	$(48,560)	$(11,312)	$(15,733)	$828
OTC cleared	32,493	—	32,493	(17,801)	(14,348)	—	344
Exchange-traded	2,574	—	2,574	(48)	—	—	2,526
Total derivatives	$111,500	$—	$111,500	$(66,409)	$(25,660)	$(15,733)	$3,698

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2016
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$69,264	$—	$69,264	$(58,006)	$—	$(11,258)	$—
OTC cleared	32,299	—	32,299	(32,299)	—	—	—
Exchange-traded	172	—	172	(145)	—	—	27
Total derivatives	$101,735	$—	$101,735	$(90,450)	$—	$(11,258)	$27

	December 31, 2015
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$66,299	$—	$66,299	$(48,560)	$—	$(17,739)	$—
OTC cleared	17,801	—	17,801	(17,801)	—	—	—
Exchange-traded	48	—	48	(48)	—	—	—
Total derivatives	$84,148	$—	$84,148	$(66,409)	$—	$(17,739)	$—

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amounts of assets or liabilities presented in the Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

The Company’s freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral accepted by the Company is reflected in other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

The Company uses derivatives as economic hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2016			December 31, 2015
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$2,788,776	$68,146	$34,050	$1,945,376	$63,484	$19,306
Equity contracts	2,567,100	51,583	67,164	2,523,973	45,519	64,451
Foreign exchange contracts	99,344	3,037	521	115,829	2,497	391
Total non-designated hedges	5,455,220	122,766	101,735	4,585,178	111,500	84,148
Embedded derivatives
GMWB and GMAB(3)	N/A	—	25,889	N/A	—	40,343
IUL	N/A	—	18,998	N/A	—	14,287
Total embedded derivatives	N/A	—	44,887	N/A	—	54,630
Total derivatives	$5,455,220	$122,766	$146,622	$4,585,178	$111,500	$138,778

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Balance Sheets. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives at December 31, 2016 included $42.9 million of individual contracts in a liability position and $17.0 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives at December 31, 2015 included $50.4 million of individual contracts in a liability position and $10.1 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

At December 31, 2016 and 2015, investment securities with a fair value of $9.8 million and $16.8 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $0.6 million and $8.6 million, respectively, may be sold, pledged or rehypothecated by the Company. At December 31, 2016 and 2015, the Company had not sold, pledged, or rehypothecated any securities that were accepted as collateral. In addition, at December 31, 2016 and 2015, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2016
Interest rate contracts	$—	$3,659
Equity contracts	737	(52,593)
Foreign exchange contracts	—	1,121
GMWB and GMAB embedded derivatives	—	14,454
IUL embedded derivatives	588	—
Total gain (loss)	1,325	(33,359)
Year Ended December 31, 2015
Interest rate contracts	—	12,589
Equity contracts	(377)	(18,031)
Foreign exchange contracts	—	3,123
GMWB and GMAB embedded derivatives	—	(21,005)
IUL embedded derivatives	(138)	—
Total loss	(515)	(23,324)
Year Ended December 31, 2014
Interest rate contracts	—	61,137
Equity contracts	595	(22,958)
Foreign exchange contracts	—	2,200
GMWB and GMAB embedded derivatives	—	(57,965)
IUL embedded derivatives	(1,252)	—
Total loss	$(657)	$(17,586)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using futures, options, interest rate swaptions and interest rate swaps.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2016:

(in thousands)	Premiums Payable	Premiums Receivable
2017	$9,902	$—
2018	8,624	5,390
2019	17,349	—
2020	7,549	—
2021	16,879	—
2022-2025	2,395	—
Total	$62,698	$5,390

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. At December 31, 2016 and 2015, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $11.3 million and $17.7 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2016 and 2015 was $11.3 million and $17.7 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position at both December 31, 2016 and 2015 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized securities gains (losses) includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents the amounts related to each component of unrealized securities gains (losses) in other comprehensive income (loss) and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2014			$43,379
Net unrealized securities gains (losses):
Net unrealized securities gains arising during the period(1)	$32,568	$(11,398)	21,170
Reclassification of net securities gains included in net income(2)	(2,024)	708	(1,316)
Impact of other adjustments	(11,813)	4,134	(7,679)
Total other comprehensive income	18,731	(6,556)	12,175
Balance of AOCI at December 31, 2014			55,554 (3)
Net unrealized securities gains (losses):
Net unrealized securities losses arising during the period(1)	(70,661)	24,731	(45,930)
Reclassification of net securities losses included in net income(2)	482	(169)	313
Impact of other adjustments	29,137	(10,197)	18,940
Total other comprehensive loss	(41,042)	14,365	(26,677)
Balance of AOCI at December 31, 2015			28,877 (3)
Net unrealized securities gains (losses):
Net unrealized securities gains arising during the period(1)	28,318	(9,913)	18,405
Reclassification of net securities gains included in net income(2)	(1,175)	411	(764)
Impact of other adjustments	(19,139)	6,700	(12,439)
Total other comprehensive income	$8,004	$(2,802)	5,202
Balance of AOCI at December 31, 2016			$34,079 (3)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)

Includes $238 thousand, $293 thousand and $94 thousand, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2016, 2015 and 2014, respectively.

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2016	2015	2014
Current income tax
Federal	$15,083	$17,686	$2,086
State	180	135	9
Total current income tax	15,263	17,821	2,095
Deferred federal income tax	(4,851)	(3,557)	13,346
Total income tax provision	$10,412	$14,264	$15,441

In December 2014, the Company received Internal Revenue Service (“IRS”) approval for a change in accounting method related to variable annuity hedging. Accordingly, the Company began using the approved method of accounting in the fourth quarter of 2014. The change to the approved method increased deferred tax expense and current tax receivables with a corresponding decrease to current tax expense and deferred tax assets of approximately $15.0 million in 2014.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

	Years Ended December 31,
	2016	2015	2014
Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividends received deduction	(14.4)	(11.6)	(10.6)
Foreign tax credit	(3.0)	—	—
Other	1.4	(1.1)	(1.6)
Income tax provision	19.0%	22.3%	22.8%

RiverSource Life Insurance Co. of New York

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction. The decrease in the effective tax rate for the year ended December 31, 2016 compared to 2015 was primarily due to lower pretax income in relation to preferred items including the dividends received deduction.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2016	2015
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$61,291	$66,410
Investment related	10,666	—
Other	50	89
Gross deferred income tax assets	72,007	66,499
Deferred income tax liabilities
Deferred acquisition costs	42,935	41,699
Net unrealized gains on Available-for Sale securities	18,350	15,549
Investment related	—	6
DSIC	5,446	5,911
Other	108	130
Gross deferred income tax liabilities	66,839	63,295
Net deferred income tax assets	$5,168	$3,204

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2016 and 2015.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2016	2015	2014
Balance at January 1	$4,325	$7,249	$7,562
Additions based on tax positions related to the current year	197	410	524
Additions for tax positions of prior years	1,973	2,026	59
Reductions for tax positions of prior years	(3,447)	(5,360)	(896)
Balance at December 31	$3,048	$4,325	$7,249

If recognized, approximately $116 thousand, $117 thousand and $67 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2016, 2015 and 2014, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. It is estimated that the total amount of gross unrecognized tax benefits may decrease by approximately $2.0 million to $3.0 million in the next 12 months primarily due to resolution of IRS examinations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net decrease of $2.2 million, and a net increase of $216 thousand and $119 thousand in interest and penalties for the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the Company had a payable of $431 thousand and $2.6 million, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. In 2016, Ameriprise Financial received a settlement as final resolution to the 1997 through 2005 IRS audit. The IRS has completed its examination of the 2006 through 2011 tax returns and these years are effectively settled; however, the statutes of limitation, except for 2007, remain open for certain carryover adjustments. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2012 and 2013. The Company’s state income tax returns remain open for all years after 2012.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

At December 31, 2016 and 2015, the Company’s funding commitments for commercial mortgage loan commitments was $6.1 million and $2.1 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2016, these guarantees range from 1% to 5%.

RiverSource Life Insurance Co. of New York

Contingencies

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset associated with Executive Life Insurance Company of New York. At both December 31, 2016 and 2015, the estimated liability was $1.1 million and the related premium tax asset was $893 thousand. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

S-6337 CC (5/17)

PART C: OTHER INFORMATION

Item 26. Exhibits - Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as Exhibit 1.A.(1) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(a)(2) Board Resolution for establishment of 81 subaccounts dated May 20, 2005, filed electronically on or about April 27, 2006, as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 21, File No. 333-44644 is incorporated herein by reference.

(a)(3) Unanimous written consent of the Board of Directors in lieu of a meeting for the IDS Life Insurance Company adopted December 8, 2006, for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(a)(4) Board Resolution for establishment of 91 subaccounts dated April 24, 2007, filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(a)(5) Board Resolution for establishment of 101 subaccounts dated April 15, 2011 filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.

(a)(6) Board Resolution for establishment of 21 subaccounts dated April 28, 2014 filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 23 to Registration Statement No. 333-42257 is incorporated herein by reference.

(a)(7) Board Resolution for establishment of 10 subaccounts dated April 28, 2015 filed electronically as Exhibit (a)(7) to Post-Effective Amendment No. 29 to Registration Statement 333-42257 is incorporated herein by reference.

(b) Not applicable.

(c)(1) Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York for Variable Annuities and Variable life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2) , RiverSource Endeavor Select (SM) Variable Annuity, RiverSource Innovations (SM) Select Variable Annuity and RiverSource Innovations (SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.

(d)(1) Flexible Premium Survivorship Variable Life Insurance Policy filed electronically as Exhibit (d)(1) to Post-Effective Amendment No. 20 to Registration Statement No. 333-44644 is incorporated herein by reference.

(e)(1) Form of Application for the Flexible Premium Survivorship Variable Life Insurance Policy filed an as Exhibit to Registrant’s Form N-8B-2 Amendment No. 1, File No. 811-05213 is incorporated herein by reference.

(f)(1) Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit (f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(f)(2) Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(g)(1) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 3124 filed electronically as Exhibit (g)(1) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(2) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 3124, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005, filed electronically as Exhibit (g)(2) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(3) Redacted copy of Amendment to Automatic and Facultative Reinsurance Agreement dated November 15, 2000, between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(3) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(4) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 9130 filed electronically as Exhibit (g)(4) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(5) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 0322-6606 filed electronically as Exhibit (g)(5) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(6) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 7783-1 filed electronically as Exhibit (g)(6) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(g)(7) Redacted copy of Amendment Number 2 to the Reinsurance Agreement dated August 18, 2003, and identified as Number 7783-1 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(7) to Registrant’s Post-Effective Amendment No. 27, File No. 333-69777 is incorporated herein by reference.

(h)(1) Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(2) Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(3) Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(4) Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(5) Copy of Fund Participation Agreement dated May 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (13) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(6) Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(7) Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) filed electronically on or about April 27, 2006 as Exhibit (h)(8) to Registrant’s Post-Effective Amendment No. 21, File No. 333-44644 is incorporated herein by reference.

(h)(8) Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(9) Copy of Participation Agreement Among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed as Exhibit (h)(10) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(10) Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(11) Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(h)(12) Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(13) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(14) Copy of Fund Participation Agreement dated January 1, 2007, by and among, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit (h)(20) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(15) Copy of Participation Agreement dated January 1, 2007, by and among, Wells Fargo Variable Trust, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC filed electronically as Exhibit (h)(16) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(16) Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(17) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Co. of New York, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.20 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(18) Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No.333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(19) Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(20) Copy of Fund Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, BlackRock Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.14 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(21) Copy of Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investments Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.15 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(22) Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(23) Copy of Fund Participation Agreement dated April 29, 2013, by and among Van Eck VIP Trust, Van Eck Securities Corporation, and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.17 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(24) Copy of Fund Participation Agreement dated April 29, 2013, by and among Ivy Funds Variable Insurance Portfolios, Waddell & Reed, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.18 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(25) Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

(i)	Not applicable.

(j)	Not applicable.

(k)	Consent and Opinion of Counsel is filed electronically herewith.

(l)	Not applicable.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm for Succession Select-NY is filed electronically herewith.

(o)	Not applicable.

(p)	Not applicable.

(q) RiverSource Life Insurance Co. of New York’s Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.

(r) Power of Attorney to sign amendments to this Registration Statement dated January 19, 2017 filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 8 to Registration Statement No. 333-186220, is incorporated herein by reference.

Item 27. Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York

Name	Principal Business Address*	Positions and Offices with Depositor
Jon Stenberg	50605 Ameriprise Financial Center Minneapolis, MN 55474	Chairman of the Board, President and Chief Executive Officer

Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Director and Executive Vice President – Annuities

Jean B. Keffler	1010 Swingley Rd. Livingston, MT 59047	Director

Richard N. Bush		Senior Vice President – Corporate Tax

Steve M. Gathje		Senior Vice President and Chief Actuary

Mark Gorham		Director and Vice President –Insurance Product Development

Karen M. Bohn	6620 Iroquois Trail Edina, MN 55439	Director

Ronald L. Guzior	Sax/BST, LLC 26 Computer Drive West Albany, NY 12205	Director

Shweta Jhanji		Treasurer

Thomas R. Moore		Secretary

David K. Stewart		Senior Vice President and Controller

Lynn Abbott		Vice President – National Sales Manager and Fund Management

*	Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited*	India
Switzerland	Ameriprise International Holdings GmbH
Switzerland	Ameriprise Asset Management Holdings GmbH
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Threadneedle Asset Management Malaysia Sdn Bhd.	Malaysia
Threadneedle Investment Singapore (Pte.) Ltd.	Singapore
Threadneedle Investments Taiwan Ltd.	Taiwan
Ameriprise Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Asset Management Holdings Sàrl	Luxembourg
(See separate organization chart for other entities)
Threadneedle EMEA Holdings 1, LLC	MN
Ameriprise National Trust Bank	Federal
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.**	MN
Ameriprise Advisory Management, LLC	DE
Ameriprise Financial Services, Inc.**	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
Emerging Global Advisors, LLC	DE
GA Legacy, LLC	DE
J. & W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.**	DE
Seligman Partners, LLC	DE
RiverSource CDO Seed Investments, LLC	MN
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI

Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.**	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio, LLC	DE

*	This entity has two shareholders: Ameriprise Financial, Inc. (19%) and Ameriprise India Private Limited (81%).
**	Registered Broker-Dealer

Item 29. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

Principal Underwriters.

(a) RiverSource Distributors, Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1

RiverSource Variable Annuity Account

RiverSource Account F

RiverSource Variable Annuity Fund A

RiverSource Variable Annuity Fund B

RiverSource Variable Account 10

RiverSource Account SBS

RiverSource MVA Account

RiverSource Account MGA

RiverSource Account for Smith Barney

RiverSource Variable Life Separate Account

RiverSource Variable Life Account

RiverSource of New York Variable Annuity Account 1

RiverSource of New York Variable Annuity Account 2

RiverSource of New York Account 4

RiverSource of New York Account 7

RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Director and Vice President

Shweta Jhanji	Assistant Treasurer

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jon Stenberg	Director and Vice President

Jeffery J. Scherman	Chief Financial Officer

John R. Woerner	Chairman of the Board and Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c) RiverSource Distributors, Inc., the principal underwriter during

Registrant’s last fiscal year, was paid the following commissions:

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
RiverSource Distributors, Inc.	$25,785,355	None	None	None

Item 31. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Depositor (RiverSource Life Insurance Co. of New York) at 20 Madison Avenue Extension, Albany, NY 12203.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 RiverSource Life Insurance Co. of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 27th day of April, 2017.

RiverSource of New York Account 8
(Registrant)

By RiverSource Life Insurance Co. of New York
(Depositor)

By	/s/ Jon S. Stenberg*
Jon S. Stenberg Chairman of the Board, President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of April, 2017.

/s/ Jon S. Stenberg*	Chairman of the Board, President and Chief Executive Officer
Jon S. Stenberg

/s/ Gumer C. Alvero*	Director and Executive Vice President - Annuities
Gumer C. Alvero

/s/ Jean B. Keffeler*	Director
Jean B. Keffeler

/s/ Mark Gorham	Director and Vice President - Insurance Product Development
Mark Gorham

/s/ Richard N. Bush*	Senior Vice President - Corporate Tax
Richard N. Bush

/s/ Jason J. Poor*	Director
Jason J. Poor

/s/ Steven M. Gathje*	Senior Vice President and Chief Actuary
Steven M. Gathje

/s/ Karen M. Bohn*	Director
Karen M. Bohn

/s/ Ronald L. Guzior*	Director
Ronald L. Guzior

/s/ Mark D. Scalercio *	Director
Mark D. Scalercio

/s/ Shweta Jhanji*	Treasurer
Shweta Jhanji

/s/ David K. Stewart*	Senior Vice President and Controller
David K. Stewart

*	Signed pursuant to Power of Attorney dated January 19, 2017, filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 8 to Registration Statement No. 333-186220, by:

/s/ Dixie Carroll
Dixie Carroll
Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 32

TO REGISTRATION STATEMENT NO. 333-42257

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

Prospectus for:

RiverSource Succession Select (R) Variable Life Insurance

Part B.

The combined Statement of Additional Information and Financial Statements relating to RiverSource of New York Account 8.

Part C.

Other Information.

Signatures.

Exhibits.

EXHIBIT INDEX

(k)	Consent and Opinion of Counsel.

(n)	Consent of Independent Registered Public Accounting Firm for Succession Select-NY.